                                                   Registration Nos. 333-196172
                                                                      811-08561
    As filed With the Securities and Exchange Commission on April 30, 2019

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-6
                         REGISTRATION STATEMENT
                                  UNDER
                       THE SECURITIES ACT OF 1933          [X]
                       Pre-effective Amendment No.         [_]
                      Post-Effective Amendment No.         [5]
                                 and/or
                         REGISTRATION STATEMENT
                                  UNDER
                   THE INVESTMENT COMPANY ACT OF 1940      [X]
                              Amendment No.              [184]

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         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                               -----------------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (800) 871-2000
              (Depositor's Telephone Number, including Area Code)

                              Manda Ghaferi, Esq.
                    American General Life Insurance Company
                              21650 Oxnard Street
                       Woodland Hills, California 91367
     (Name and Address of Agent for Service for Depositor and Registrant)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2019 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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AG PLATINUM CHOICE VUL 2
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INSURANCE POLICIES (the "Policies")
issued by American General Life Insurance Company
("AGL") through its Separate Account VL R

                     This Prospectus is dated May 1, 2019

This prospectus describes all material rights and features of the AG Platinum Choice VUL 2 flexible premium variable universal life insurance Policies issued by AGL. AG Platinum Choice VUL 2 Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom AG Platinum Choice VUL 2 pays the death benefit upon the insured person's death. The Policy owner and the insured person can be the same person. Our use of "you" generally means the owner and insured person are the same person. You choose one of two death benefit Options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

The Index of Special Words and Phrases on page 83 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus. Please check the Index of Special Words and Phrases to locate the page in this prospectus that will help to explain each underlined and bolded word or phrase listed in the Index.

This prospectus generally describes the variable portions of the Policy, as well as the fixed account. Please read this prospectus carefully and keep it for future reference.

Beginning on January 1, 2021, we will no longer send you paper copies of the shareholder reports for Funds available as investment options under your Policy unless you specifically request paper copies from us. Instead, the reports will be available on a website, and we will notify you by mail each time a report is posted. The notice will provide the website links to access the reports, as well as instructions for requesting paper copies. If you wish to continue receiving your reports in paper free of charge from us, please call VUL Customer Service at 1-800-340-2765 (or for hearing impaired 1-888-436-5256) or write to the Company at: VUL Administration, P. O. Box 305600, Nashville, Tennessee 37230-5600. Your election to receive the reports in paper will apply to all investment options available under your Policy.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you wish to receive shareholder reports and other SEC disclosure documents from the Company electronically, please call VUL Customer Service at the telephone numbers above or log into eService at www.aig.com/eservice. After you sign on, select "My Profile" and edit your communication preference. Once you've subscribed to VUL eDelivery, you will get a change confirmation email.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

During the first 5 Policy years, if the accumulation value reduced by any loan balance is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

After the first 5 Policy years, if the cash surrender value (the accumulation value less Policy loans, unpaid loan interest and any surrender charge that then applies) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance. We offer several different insurance policies to meet the diverse needs of our customers. Our policies provide different features, benefits, programs and investment options offered at different fees and expenses. When working with your insurance representative to determine the best product to meet your needs, you should consider among other things, whether the features of this Policy and the related fees provide the most appropriate package to help you meet your life insurance needs. You should consult with your insurance representative or financial advisor.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different. Please read the prospectus carefully for more detailed information regarding features and benefits of the Policy, as well as the risks of investing.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate
Account VL-R ("Separate Account") to invest in the AG Platinum Choice VUL 2 variable investment options. Currently, the AG Platinum Choice VUL 2 variable investment options each purchase shares of a corresponding Fund of the trusts listed on page 2.

                          VARIABLE INVESTMENT OPTIONS

Certain Funds of the trusts below are offered as variable investment options in AG Platinum Choice VUL 2:

    . AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

    .  The Alger Portfolios ("Alger")

    .  American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

    .  American Funds Insurance Series(R) ("American Funds IS")

    .  Anchor Series Trust ("Anchor ST")

    .  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

    . Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton VIP")

    .  Janus Aspen Series ("Janus Aspen")

    .  JPMorgan Insurance Trust ("JPMorgan IT")

    .  MFS(R) Variable Insurance Trust ("MFS(R) VIT")

    .  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

    .  Oppenheimer Variable Account Funds ("Oppenheimer")

    .  PIMCO Variable Insurance Trust ("PIMCO")

    .  Seasons Series Trust ("Seasons ST")

    .  SunAmerica Series Trust ("SunAmerica ST")

    .  VALIC Company I ("VALIC Co. I")

    .  VALIC Company II ("VALIC Co. II")

See "Variable Investment Options" on page 23 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

                               TABLE OF CONTENTS

VARIABLE INVESTMENT OPTIONS.............................................................  2
SUMMARY OF POLICY BENEFITS..............................................................  6
   Death Benefit........................................................................  6
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans.....................  6
   Premiums.............................................................................  7
   The Policy...........................................................................  8
   Optional Benefits....................................................................  8
SUMMARY OF POLICY RISKS.................................................................  9
   Investment Risk......................................................................  9
   Risk of Lapse........................................................................  9
   Tax Risks............................................................................  9
   Partial Surrender and Full Surrender Risks...........................................  9
   Policy Loan Risks.................................................................... 10
PORTFOLIO RISKS......................................................................... 10
TABLES OF FEES AND CHARGES.............................................................. 11
GENERAL INFORMATION..................................................................... 19
   American General Life Insurance Company.............................................. 19
   Separate Account VL-R................................................................ 19
   Statement of Additional Information.................................................. 20
   Communication with AGL............................................................... 20
       Administrative Center............................................................ 20
       eDelivery, eService, telephone transactions and written transactions............. 20
          eDelivery..................................................................... 20
          eService...................................................................... 21
          eService transactions, telephone transactions and written transactions........ 21
       One-time premium payments using eService......................................... 22
       Telephone transactions........................................................... 22
       General.......................................................................... 22
   Illustrations........................................................................ 23
VARIABLE INVESTMENT OPTIONS............................................................. 23
   Payments We Make..................................................................... 26

       Commissions................................................................. 26
       Additional cash compensation................................................ 26
       Non-cash compensation....................................................... 27
   Payments We Receive............................................................. 27
       Rule 12b-1 or service fees.................................................. 27
       Administrative, marketing and support service fees.......................... 27
       Other payments.............................................................. 27
   Voting Privileges............................................................... 28
FIXED ACCOUNT...................................................................... 28
POLICY FEATURES.................................................................... 29
   Age............................................................................. 29
   Effective Date of Policy and Related Transactions............................... 29
       Valuation dates, times, and periods......................................... 29
       Fund pricing................................................................ 29
       Date of receipt............................................................. 29
       Commencement of insurance coverage.......................................... 30
       Date of issue; Policy months and years...................................... 30
       Monthly deduction days...................................................... 30
       Commencement of investment performance...................................... 30
       Effective date of other premium payments and requests that you make......... 30
   Death Benefits.................................................................. 31
       Your specified amount of insurance.......................................... 31
       Your death benefit.......................................................... 31
       Required minimum death benefit.............................................. 32
   Premium Payments................................................................ 33
       Premium payments............................................................ 33
       Premium payments and transaction requests in good order..................... 33
       Limits on premium payments.................................................. 34
       Checks...................................................................... 34
       Planned periodic premiums................................................... 34
       Guaranteed death benefits................................................... 34
       Free look period............................................................ 35
   Changing Your Investment Option Allocations..................................... 35
       Future premium payments..................................................... 35
       Transfers of existing accumulation value.................................... 35
       Dollar cost averaging....................................................... 36
       Automatic rebalancing....................................................... 36
       Market timing............................................................... 37
       Restrictions initiated by the Funds and information sharing obligations..... 38
   Changing the Specified Amount of Insurance...................................... 38
       Increase in coverage........................................................ 38
       Decrease in coverage........................................................ 39
   Changing Death Benefit Options.................................................. 39
       Change of death benefit Option.............................................. 39
       Effect of changes in insurance coverage on guarantee period benefit......... 40
       Tax consequences of changes in insurance coverage........................... 40
   Account Value Enhancement....................................................... 40
   Reports to Policy Owners........................................................ 40
ADDITIONAL OPTIONAL BENEFIT RIDERS................................................. 41
   Riders.......................................................................... 41
       Accidental Death Benefit Rider.............................................. 41
       Children's Term Life Insurance Rider........................................ 41
       Spouse Term Rider........................................................... 41
       Terminal Illness Rider...................................................... 41
       Waiver of Monthly Deduction Rider........................................... 42
       Waiver of Specified Premium Rider........................................... 43
       Death Benefit Installment Rider............................................. 43
       Overloan Protection Rider................................................... 43
       20-Year Benefit Rider....................................................... 45
       Lapse Protection Benefit Rider.............................................. 47
       Accelerated Access Solution................................................. 56
   Tax Consequences of Additional Rider Benefits................................... 62
POLICY TRANSACTIONS................................................................ 62
   Withdrawing Policy Investments.................................................. 62
       Full surrender.............................................................. 62
       Partial surrender........................................................... 62
       Option to convert to paid-up endowment insurance............................ 63
       Policy loans................................................................ 63
       Preferred loan interest rate................................................ 64

       Maturity of your Policy..................................................................... 64
       Option to extend coverage................................................................... 64
       Tax considerations.......................................................................... 65
POLICY PAYMENTS.................................................................................... 65
   Payment Options................................................................................. 65
       Change of payment Option.................................................................... 66
       Tax impact.................................................................................. 66
   The Beneficiary................................................................................. 66
   Assignment of a Policy.......................................................................... 66
   Payment of Proceeds............................................................................. 66
       General..................................................................................... 66
       Delay of Fixed Account proceeds............................................................. 66
       Delay for check clearance................................................................... 66
       Delay of Separate Account VL-R proceeds..................................................... 67
       Delay to challenge coverage................................................................. 67
       Delay required under applicable law......................................................... 67
ADDITIONAL RIGHTS THAT WE HAVE..................................................................... 67
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS..................................... 68
       Underwriting and premium classes............................................................ 68
       Non-Medical Underwriting Program............................................................ 68
       Policies purchased through "internal rollovers"............................................. 69
       State law requirements...................................................................... 69
       Expenses or risks........................................................................... 69
CHARGES UNDER THE POLICY........................................................................... 69
       Statutory premium tax charge................................................................ 69
       Premium expense charge...................................................................... 69
       Daily charge (mortality and expense risk fee)............................................... 69
       Fees and expenses and money market investment option........................................ 69
       Monthly administration fee (flat monthly charge)............................................ 69
       Monthly charge per $1,000 of specified amount............................................... 70
       Monthly insurance charge.................................................................... 70
       Monthly charges for additional benefit riders............................................... 71
       Surrender charge............................................................................ 71
       Partial surrender processing fee............................................................ 72
       Transfer fee................................................................................ 72
       Illustrations............................................................................... 72
       Policy loans................................................................................ 72
       Charge for taxes............................................................................ 72
       Allocation of charges....................................................................... 72
   More About Policy Charges....................................................................... 72
       Purpose of our charges...................................................................... 72
       General..................................................................................... 73
ACCUMULATION VALUE................................................................................. 73
       Your accumulation value..................................................................... 73
       Your investment options..................................................................... 73
POLICY LAPSE AND REINSTATEMENT..................................................................... 73
FEDERAL TAX CONSIDERATIONS......................................................................... 74
   Tax Effects..................................................................................... 74
       General..................................................................................... 75
       Testing for modified endowment contract status.............................................. 75
       Other effects of Policy changes............................................................. 76
       Policy changes and extending coverage....................................................... 76
       Rider benefits.............................................................................. 76
       Tax treatment of minimum withdrawal benefit rider payments.................................. 76
       Taxation of pre-death distributions if your Policy is not a modified endowment contract..... 76
       Taxation of pre-death distributions if your Policy is a modified endowment contract......... 77
       Policy lapses and reinstatements............................................................ 78
       Diversification and investor control........................................................ 78
       Estate and generation skipping taxes........................................................ 78
       Life insurance in split dollar arrangements................................................. 78
       Pension and profit-sharing plans............................................................ 79
       Other employee benefit programs............................................................. 79
       ERISA....................................................................................... 79
       Our taxes................................................................................... 79
       When we withhold income taxes............................................................... 80
       Other tax withholding....................................................................... 80
       Foreign Account Tax Compliance ("FATCA").................................................... 80
       Tax changes................................................................................. 81
BUSINESS DISRUPTION AND CYBER SECURITY RISKS....................................................... 81

LEGAL PROCEEDINGS.......................................................... 82
FINANCIAL STATEMENTS....................................................... 82
       Rule 12h-7 disclosure............................................... 82
REGISTRATION STATEMENTS.................................................... 82
INDEX OF SPECIAL WORDS AND PHRASES......................................... 83

                              CONTACT INFORMATION
                       Addresses and telephone numbers:
  Here is how you can contact us about the AG Platinum Choice VUL 2 Policies.
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The following is the Contact Information for Policies for which an application was signed after June 30, 2017.
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               ADMINISTRATIVE CENTER:                        HOME OFFICE:            PREMIUM PAYMENTS:
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(Express Delivery)               (U.S. Mail)             2727-A Allen Parkway   (Express Delivery)
VUL Administration               VUL Administration      Houston, Texas 77019   American General Life
340 Seven Springs Way, MC430     P.O. Box 305600         1-713-831-3443         Insurance Company
Brentwood, Tennessee             Nashville, Tennessee    1-800-340-2765         Payment Processing Center
37027-5098                       37230-5600                                     340 Seven Springs Way, MC500
1-713-831-3443, 1-800-340-2765                                                  Brentwood, Tennessee
(Hearing Impaired)                                                              37027-5098
1-888-436-5256                                                                  (U.S. Mail)
Fax: 1-844-430-2639                                                             American General Life
(Except premium payments)                                                       Insurance Company
                                                                                P.O. Box 305113
                                                                                Nashville, TN 37230-5113
                                                                                (Effective August 17, 2018
                                                                                for U.S. Mail use:
                                                                                P.O. Box 650103
                                                                                Dallas, TX 75265-0103)

The following is the Contact Information for Policies for which an application was signed before
July 1, 2017 and received no later than July 10, 2017.
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              ADMINISTRATIVE CENTER:                         HOME OFFICE:            PREMIUM PAYMENTS:
-------------------------------------------------------- ---------------------  -----------------------------
(Express Delivery)               (U.S. Mail)             2727-A Allen Parkway   (Express Delivery)
VUL Administration               VUL Administration      Houston, Texas 77019   American General Life
340 Seven Springs Way, MC430     P.O. Box 305600         1-713-831-3443         Insurance Company
Brentwood, Tennessee             Nashville, Tennessee    1-800-340-2765         Payment Processing Center
37027-5098                       37230-5600                                     8430 West Bryn Mawr Avenue
1-713-831-3443, 1-800-340-2765                                                  3/rd/ Floor Lockbox 0993
(Hearing Impaired)                                                              Chicago, IL 60631
1-888-436-5256                                                                  (U.S. Mail)
Fax: 1-844-430-2639                                                             American General Life
(Except premium payments)                                                       Insurance Company
                                                                                Payment Processing Center
                                                                                P.O. Box 0993
                                                                                Carol Stream, IL 60132-0993

                          SUMMARY OF POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your accumulation value upon the insured person's death will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage. Your "cash value" is the amount of your Policy's accumulation value less the surrender charge, if any.

   You may currently allocate your accumulation value among a maximum of 46 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

Death Benefit

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy an AG Platinum Choice VUL 2 Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional death benefit under the riders you elected, if any. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee terminates if your Policy has lapsed.

..  Death Benefit Option 1 and Option 2:

   You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the Policy's maturity date. You must choose one of the two Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   Federal tax law may require us to increase the death benefit under either of the above death benefit Options. See "Required minimum death benefit" on page 32.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

.. Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

.. Partial Surrenders: You may, at any time after the first Policy year and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $100,000. A partial surrender is also subject to any surrender charge that then applies and to the partial surrender processing fee. A partial surrender may have adverse tax consequences.

.. Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are limits on transfers from the Fixed Account. You may transfer only during the 60 days following each Policy anniversary. The amount is limited to the greater of 25% of the Fixed Account's unloaned accumulation value or the amount you transferred from the Fixed Account during the prior Policy year. Transfers to or from the Fixed Account, and transfers under the automatic rebalancing and dollar cost averaging strategies offered by the Policy do not count toward the annual 12 free transfers.

.. Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day, less loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.53% payable in advance. We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as loan collateral. We credit interest monthly on the collateral; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year you may take preferred loans from your Policy, limited each Policy year to no more than 10% of your Policy's accumulation value. We charge you interest on your preferred loan at an annual effective rate of 4.25%, which is equal to 3.84% payable in advance. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

.. Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "planned periodic premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, in the first 5 Policy years, you need only invest enough to ensure your Policy's accumulation value reduced by any outstanding loan stay above zero; after the first
   5 Policy years, cash surrender value stays above zero; or that either of the "guarantee period benefit" riders (described under "Guaranteed death benefits" on page 34) remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances we describe later in this prospectus, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy. Some states require a longer free look period.

The Policy

.. Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

.. Fixed Account: You may allocate amounts to the Fixed Account where it earns interest at no lower than the guaranteed minimum annual effective rate of 2%. We may declare higher rates of interest, but are not obligated to do so.

.. Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, but the death benefit may be subject to federal estate taxes if the insured has incidents of ownership in the policy. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Optional Benefits

   We offer optional benefits, or "riders", that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                            SUMMARY OF POLICY RISKS

Investment Risk

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risk of Lapse

   If, during the first 5 Policy years, your accumulation value reduced by any outstanding loan is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. After the first 5 Policy years, if your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the accumulation value reduced by any outstanding loan or cash surrender value, as applicable. While the 20-year benefit rider or the lapse protection benefit rider is applicable to your Policy, if you meet the monthly guarantee premium requirement your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax advisor about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 74. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

   The Policy is not designed to be a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is significant enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   The surrender charge under the Policy applies for a maximum of the first 9 Policy years (and for a maximum of the first 9 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should not purchase the Policy if you intend to surrender all or part of the accumulation value shortly after purchase. We designed the Policy to help meet long-term financial goals.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its corresponding Fund prospectus. You may request a copy of any or all of the Fund prospectuses by contacting us or your AGL insurance representative.

                          TABLES OF FEES AND CHARGES

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. Fees and charges that appear in these Tables are current effective June 30, 2018. Any revised current fee or charge applies to Policies for which an application was signed after June 29, 2018. Policies for which an application was signed before June 30, 2018 but received on or after June 30, 2018 will be treated as signed after June 29, 2018. Each fee and charge in the Tables identified as a "representative charge" is likely to differ from the actual fees and charges that you are assessed.

   The first tables describe the fees and charges that you will pay at the time that you buy the Policy, surrender the Policy, or transfer accumulation value between investment options.

                                           Transaction Fees
-------------------------------------------------------------------------------------------------------
                                                         Maximum Guaranteed
Charge                     When Charge is Deducted             Charge                 Current Charge
------                     ------------------------   ------------------------   ------------------------
Statutory Premium Tax      Upon receipt of each       3.5%/1/ of each premium    3.5%/1/ of each premium
Charge                     premium payment            payment                    payment
Premium Expense Charge     Upon receipt of each       10% of the premium         5.0% of the premium
                           premium payment            payment remaining after    payment remaining after
                                                      deduction of the premium   deduction of the premium
                                                      tax charge                 tax charge/2, 3, 4/
Partial Surrender          Upon a partial surrender   The lesser of $25 or       $10
Processing Fee             of your Policy             2.0% of the amount of
                                                      the partial surrender
Transfer Fee               Upon a transfer of         $25 for each transfer/5/   $25 for each transfer/5/
                           accumulation value
Policy Owner Additional    Upon each request for a    $50                        $0
Illustration Charge        Policy illustration
                           after the first in a
                           Policy year

--------
/1/ Statutory premium tax rates will vary depending on which state in which the Policy owner resides. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.
/2/ After the 5/th/ Policy year, the current premium expense charge will be as follows:
     Policy years 6+..................... rate of 2%
     These reductions do not apply to the guaranteed charge. The guaranteed maximum charge is 10% regardless of Policy year.
/3/  The current charge for policies applied for between July 1, 2017 and
     June 29, 2018 are:
     Policy years 1-5.................... rate of 7%
     Policy years 6-10................... rate of 5%
   Policy years 11+...................... rate of 2%
/4/  The current charge is 9% for Policies applied for before July 1, 2017.
/5/  The first 12 transfers in a Policy year are free of charge.

                                           Transaction Fees
-----------------------------------------------------------------------------------------------------
                                                                 Maximum Guaranteed
Charge                                 When Charge is Deducted        Charge          Current Charge
------                                 ------------------------- ------------------  ------------------
Surrender Charge/1/

   Maximum Charge/2/                   Upon a partial surrender  $45 per $1,000 of   $45 per $1,000 of
                                       or a full surrender of    specified amount    specified amount
                                       your Policy

   Minimum Charge/3/                   Upon a partial surrender  $2 per $1,000 of    $2 per $1,000 of
                                       or a full surrender of    specified amount    specified amount
                                       your Policy

   Representative Charge for the       Upon a partial surrender  $19 per $1,000 of   $19 per $1,000 of
     first Policy year - for a 38      or a full surrender of    specified amount    specified amount
     year old male, with a specified   your Policy
     amount of $360,000

--------
/1/ The Policies have a Surrender Charge that applies for a maximum of the first 9 Policy years and for a maximum of the first 9 Policy years following an increase in the Policy's specified amount. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and specified amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 31 and 32 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/2/ The maximum charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The maximum charge is for a male, age 60 at the Policy's date of issue, with a specified amount of $360,000.
/3/ The minimum charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 9/th/ Policy year. The minimum charge is for a female, age 1 at the Policy's date of issue, with a specified amount of $360,000.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                  Periodic Charges
                                        (other than Fund fees and expenses)
--------------------------------------------------------------------------------------------------------------------
                                            When Charge is           Maximum Guaranteed
Charge                                         Deducted                   Charge                 Current Charge
------                                 -------------------------- ------------------------- -------------------------
Flat Monthly Charge                    Monthly, at the beginning  $10                       $10
                                       of each Policy month
Cost of Insurance Charge/1/

   Maximum Charge/2/                   Monthly, at the beginning  $83.33 per $1,000 of net  $83.33 per $1,000 of net
                                       of each Policy month       amount at risk/3/         amount at risk/4/

   Minimum Charge/5/                   Monthly, at the beginning  $0.02 per $1,000 of net   $0.01 per $1,000 of net
                                       of each Policy month       amount at risk            amount at risk

   Representative Charge for the       Monthly, at the beginning  $0.11 per $1,000 of net   $0.05 per $1,000 of net
     first Policy year - for a         of each Policy month       amount at risk            amount at risk/6/
     38 year old male, preferred
     non-tobacco, with a specified
     amount of $360,000

--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 28 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 72 of this prospectus.
/2/ The maximum guaranteed charge occurs during the Policy year following the Policy anniversary nearest the insured person's 112/th/ birthday. The maximum current charge occurs during the Policy year following the Policy anniversary nearest the insured person's 120/th/ birthday. The Policy anniversary nearest the insured person's 121/st/ birthday is the Policy's maximum maturity date. The maximum charge is for a male, standard tobacco, age 80 at the Policy's date of issue, with a specified amount of $100,000.
/3/ The net amount at risk varies by the death benefit option selected. For a level death benefit, the net amount at risk is the difference between the specified amount and the accumulation value, not to be less than the minimum imposed by Section 7702 of the Internal Revenue Code. For an increasing death benefit, the net amount at risk is equal to the specified amount. (See "Federal Tax Considerations" on page 74.)
/4/ The maximum current charge for Policies applied for before July 1, 2017 is $33.33 per $1,000 of net amount at risk.
/5/ The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, juvenile, age 0 at the Policy's date of issue, with a specified amount of $1,000,000 or more.
/6/ The representative current charge is $0.04 per $1,000 of net amount at risk for Policies applied for before July 1, 2017.

                                                  Periodic Charges
                                         (other than Fund fees and expenses)
---------------------------------------------------------------------------------------------------------------------
                                                                  Maximum Guaranteed
Charge                             When Charge is Deducted             Charge                   Current Charge
------                           ---------------------------- --------------------------- ---------------------------
Monthly Charge per $1,000 of
  specified amount/1/
   Maximum Charge/2/             Monthly, at the beginning    $1.27 per $1,000 of         $1.27 per $1,000 of
                                 of each Policy month./3/     specified amount            specified amount

   Minimum Charge/4/             Monthly, at the beginning    $0.07 per $1,000 of         $0.07 per $1,000 of
                                 of each Policy month./3/     specified amount            specified amount

   Representative Charge - for   Monthly, at the beginning    $0.27 per $1,000 of         $0.27 per $1,000 of
     a 38 year old male with a   of each Policy month./3/     specified amount            specified amount
     specified amount of
     $360,000

Daily Charge (mortality and      Daily                        annual effective rate of    annual effective rate of
  expense risk fee)                                           0.70%/ /of accumulation     0.25%/ /of accumulation
                                                              value invested in the       value invested in the
                                                              variable investment         variable investment
                                                              options/5/                  options/6/

Policy Loan Interest Charge      Annually, at the end of the  Accrues daily at annual     Accrues daily at annual
                                 Policy year                  effective rate of 4.75% of  effective rate of 4.75% of
                                                              the loan balance            the loan balance

--------
/1/ The Monthly Charge per $1,000 of specified amount will vary based on the amount of specified amount and the insured person's sex, age and premium class. The Monthly Charge per $1,000 of specified amount shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of specified amount applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge." More detailed information covering your Monthly Charge per $1,000 of specified amount is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your AGL representative. There is no additional charge for any illustrations which may show various amounts of coverage.
/2/ The maximum charge is for a 75 year old male, standard tobacco, with a specified amount of $360,000.
/3/ The charge is assessed during the first 5 Policy years and during the first 5 Policy years following an increase in specified amount. The charge assessed during the 5 Policy years following an increase in specified amount is only upon the amount of the increase in specified amount.
/4/ The minimum charge is for a female, juvenile, age 0 at the Policy's date of issue, with a specified amount of $1,000,000 or more.
/5/ After the 10/th/ Policy year, the guaranteed maximum daily charge will be as follows:
     Policy years 11-20.................. annual effective rate of 0.35%
     Policy years 21+.................... annual effective rate of 0.15%
/6/  After the 10/th/ Policy year, the current daily charge will be as follows:
     Policy years 11-20.................. annual effective rate of 0.05%
     Policy years 21+.................... annual effective rate of 0.00%

   The next tables describe the fees and expenses that you will pay on a transaction basis or periodically if you elect an optional benefit rider during the time that you own the Policy.

                                                      Transaction Fees
                                               (optional benefit riders only)
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Maximum Guaranteed
Charge                                      When Charge is Deducted             Charge                   Current Charge
------                                     --------------------------- --------------------------- ---------------------------
Overloan Protection Rider

   One-Time Charge                         At time rider is exercised  5.0% of Policy's            3.5% of Policy's
                                                                       accumulation value at time  accumulation value at time
                                                                       rider is exercised          rider is exercised

                                                      Periodic Charges
                                               (optional benefit riders only)
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Maximum Guaranteed
Optional Benefit Rider                      When Charge is Deducted             Charge                   Current Charge
----------------------                     --------------------------- --------------------------- ---------------------------
Accidental Death Benefit Rider/1, 9/

   Maximum Charge/2/                       Monthly, at the beginning   $0.15 per $1,000 of rider   $0.15 per $1,000 of rider
                                           of each Policy month        coverage                    coverage

   Minimum Charge/3/                       Monthly, at the beginning   $0.07 per $1,000 of rider   $0.07 per $1,000 of rider
                                           of each Policy month        coverage                    coverage

   Representative Charge - for a 38 year   Monthly, at the beginning   $0.09 per $1,000 of rider   $0.09 per $1,000 of rider
     old                                   of each Policy month        coverage                    coverage

Children's Term Life Insurance Rider       Monthly, at the beginning   $0.48 per $1,000 of rider   $0.48 per $1,000 of rider
                                           of each Policy month        coverage                    coverage

Spouse Term Rider/4, 9/
   Maximum charge/5/                       Monthly at the beginning    $4.67 per $1,000 of rider   $3.38 per $1,000 of rider
                                           of each Policy month        coverage/6/                 coverage/6/
   Minimum charge/6. 7/                    Monthly at the beginning    $0.07 per $1,000 of rider   $0.01 per $1,000 of rider
                                           of each Policy month        coverage                    coverage

   Representative Charge - for a 38 year   Monthly at the beginning    $0.16 per $1,000 of rider   $0.14 per $1,000 of rider
     old male, preferred non-tobacco       of each Policy month        coverage/8/                 coverage

--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.
/2/  The maximum charge is for a 65 year old.
/3/  The minimum charge is for a 29 year old.
/4/ The charge for the Spouse Term Rider will vary based on the spouse's sex, age and premium class.
/5/  The maximum charge is for a 70 year old male, standard tobacco.
/6/ The maximum guaranteed charge and the current charge are $3.36 per $1,000 of rider coverage for Policies applied for before July 1, 2017.
/7/  The minimum charge is for a 18 year old female, preferred non-tobacco.
/8/ The representative charge is $0.22 per $1,000 of rider coverage for Policies applied for before July 1, 2017.
/9/ The charge for this rider may not be representative of the charge that a particular Policy owner will pay. More information about the charge may be found on page 70 of this prospectus under "Monthly charges for additional benefit riders." You may also review the terms of the rider. Your insurance representative can provide you with a copy.

                                                      Periodic Charges
                                               (optional benefit riders only)
------------------------------------------------------------------------------------------------------------------------------
                                                                          Maximum Guaranteed
Optional Benefit Rider                      When Charge is Deducted             Charge                   Current Charge
----------------------                     -------------------------- ---------------------------- ----------------------------
Waiver of Monthly Deduction Rider/1/

   Maximum Charge/2/                       Monthly, at the beginning  $0.64 per $1,000 of net      $0.64 per $1,000 of net
                                           of each Policy month       amount at risk attributable  amount at risk attributable
                                                                      to the Policy/3/             to the Policy

   Minimum Charge/4/                       Monthly, at the beginning  $0.01 per $1,000 of net      $0.01 per $1,000 of net
                                           of each Policy month       amount at risk attributable  amount at risk attributable
                                                                      to the Policy/3/             to the Policy

   Representative Charge - for a 38 year   Monthly, at the beginning  $0.02 per $1,000 of net      $0.02 per $1,000 of net
     old                                   of each Policy month       amount at risk attributable  amount at risk attributable
                                                                      to the Policy/3/             to the Policy

Terminal Illness Rider

   Interest on Benefits                    At time rider benefit is   Greatest of (1) current      3.87%
                                           paid and each Policy       yield on 90-day U.S.
                                           anniversary thereafter     Treasury Bills; or
                                                                      (2) Moody's Corporate
                                                                      Bond Yield
                                                                      Average-Monthly Average
                                                                      Corporates for month of
                                                                      October preceding
                                                                      calendar year for which
                                                                      loan interest rate is
                                                                      determined; or (3) interest
                                                                      rate used to calculate cash
                                                                      values in Fixed Account at
                                                                      the time the charge is
                                                                      assessed, plus 1%/5/

   Administrative Fee                      At time of claim           $250                         $150

Waiver of Specified Premium Rider

   Maximum Charge/6/                       Monthly, at the beginning  $0.26 per $1 of benefit      $0.26 per $1 of benefit
                                           of each Policy month       payable under the rider      payable under the rider

   Minimum Charge/7/                       Monthly, at the beginning  $0.05 per $1 of benefit      $0.05 per $1 of benefit
                                           of each Policy month       payable under the rider      payable under the rider

   Representative Charge - for a 38 year   Monthly, at the beginning  $0.07 per $1 of benefit      $0.07 per $1 of benefit
     old                                   of each Policy month       payable under the rider      payable under the rider

--------
/1/ This charge will vary based on the insured person's age when we assess the charge. The charge may not be representative of the charge that a particular Policy owner will pay. More information about the charge may be found on page 70 of this prospectus under "Monthly charges for additional benefit riders." You may also review the terms of the rider. Your insurance representative can provide you with a copy.
/2/  The maximum charge is for a 59 year old male, standard non-tobacco.
/3/ The maximum guaranteed charge, the minimum charge, and the representative charge are $0.40, $0.02 and $0.03, respectively, for Policies applied for before July 1, 2017.
/4/  The minimum charge is for an 18 year old.
/5/  In California, Delaware, Washington D.C., Florida, North Dakota and
     South Dakota interest on benefits will be the greater of only items (2) or
     (3).
/6/  The maximum charge is for a rider issued at age 55.
/7/  The minimum charge is for a rider issued at age 15.

                                                     Periodic Charges
                                              (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------
                                                                            Maximum Guaranteed
Optional Benefit Rider                         When Charge is Deducted           Charge                 Current Charge
----------------------                        -------------------------- ------------------------- -------------------------
Accelerated Access Solution/1/

   Maximum Charge/2/                          Monthly, at the beginning  $4.70 per $1000 of rider  $4.70 per $1000 of rider
                                              of each Policy month       net amount at risk/3/     net amount at risk/3/

   Minimum Charge/4/                          Monthly, at the beginning  $0.04 per $1000 of rider  $0.04 per $1000 of rider
                                              of each Policy month       net amount at risk        net amount at risk

   Representative Charge/5/ - for a 38 year   Monthly, at the beginning  $0.09 per $1000 of rider  $0.09 per $1000 of rider
     old male, preferred non-tobacco,         of each Policy month       net amount at risk        net amount at risk
     with a specified amount of $360,000

--------
/1/ The maximum charge is for a benefit paid per diem. The charge for the Accelerated Access Solution will vary based on the insured person's accelerated benefit amount option, age, sex, and premium class.
/2/ The maximum charge is for a benefit paid per diem for an 80 year old female, standard tobacco, with a specified amount of $100,000.
/3/ The maximum guaranteed charge and the current charge are $4.95 per $1,000 of rider net amount at risk for Policies applied for before July 1, 2017.
/4/ The minimum charge is for a benefit paid monthly as 2% of the Policy's death benefit. The minimum charge is for an 18 year old male, preferred non-tobacco, with a specified amount of $1,000,000 or more.
/5/ The representative charge is for a benefit paid monthly as 2% of the Policy's death benefit.

                                                  Periodic Charges
                                           (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------
                                                                        Maximum Guaranteed
Charge                                      When Charge is Deducted           Charge               Current Charge
------                                     -------------------------- ------------------------ ------------------------
Lapse Protection Benefit Rider/1, 2/

   Maximum Charge/3/                       Monthly, at the beginning  $83.33 per $1000 of net  $83.33 per $1000 of net
                                           of each Policy month       amount at risk           amount at risk/4/

   Minimum Charge/5/                       Monthly, at the beginning  $0.14 per $1000 of net   $0.14 per $1000 of net
                                           of each Policy month       amount                   amount at risk/6/
                                                                      at risk/6/

   Representative Charge - for a 38 year   Monthly, at the beginning  $0.35 per $1000 of net   $0.35 per $1000 of net
     old male, preferred non-tobacco,      of each Policy month       amount                   amount at risk
     with a specified amount of $360,000                              at risk

--------
/1/ The charge for the lapse protection benefit rider will vary based on the insured person's sex, age, premium class and death benefit Option selected.
/2/ The charge for this rider may not be representative of the charge that a particular Policy owner will pay. More information about the charge may be found on page 70 of this prospectus under "Monthly charges for additional benefit riders." You may also review the terms of the rider. Your insurance representative can provide you with a copy.
/3/ The maximum charge is for an 85 year old male, standard tobacco, with a specified amount of $360,000.
/4/ The current charge is $33.33 for Policies applied for before July 1, 2017. /5/ The minimum charge is for a female, juvenile, age 0 at the Policy's date of issue, with a specified amount of $1,000,000 or more.
/6/ The minimum charge and the current charge are $0.19 per $1,000 of net amount at risk for Policies applied for before July 1, 2017.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2016. Current and future expenses for the Funds may be higher or lower than those shown.

                                               Annual Fund Fees and Expenses
                                     (expenses that are deducted from the Fund assets)
---------------------------------------------------------------------------------------------------------------------------
Charge                                                                                                       Maximum Minimum
------                                                                                                       ------- -------
Total Annual Fund Operating Expenses for all of the Funds (expenses that are deducted from portfolio assets
  include management fees, distribution (12b-1) fees, and other expenses)/1/                                  1.40%   0.34%

   Details concerning each Fund's specific fees and expenses are contained in the Fund's prospectus.
--------
/1/ Currently 11 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2020. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

American General Life Insurance Company

   We are American General Life Insurance Company ("AGL" or the "Company"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   American International Group, Inc. ("AIG") is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 88 separate "divisions," 46 of which correspond to the 46 variable "investment options" under the Policy. The remaining 42 divisions, and all of these 46 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Statement of Additional Information

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applications, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   eDelivery, eService, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select eDelivery. eDelivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for eDelivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/eservice and at the same time you enroll for eService, enroll for eDelivery. You do not have to enroll for eService to enroll for eDelivery unless you enroll on-line. You may select or cancel eDelivery at any time. There is no charge for eDelivery.

       eService. You may enroll for eService to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected eService, you may choose to handle certain Policy requests by eService, in writing or by telephone. We expect to expand the list of available eService transactions in the future. To enroll for eService, go to www.aig.com/eservice, click the eService login link, and complete the on line enrollment pages. You may select or cancel the use of eService at any time. There is no charge for eService.

       eService transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by eService or by telephone. See "Telephone transactions" on page 22).

   .   transfer of accumulation value;*

   .   change of allocation percentages for premium payments;*

   .   change of allocation percentages for Policy deductions;*

   .   telephone transaction privileges;*

   .   loan;*

   .   full surrender;

   .   partial surrender;*

   .   premium payments;**

   .   change of beneficiary or contingent beneficiary;

   .   loan repayments or loan interest payments;**

   .   change of death benefit option or manner of death benefit payment;

   .   change in specified amount;

   . addition or cancellation of, or other action with respect to any benefit riders;

   .   election of a payment option for Policy proceeds; and

   .   tax withholding elections.
--------
* These transactions are permitted by eService, by telephone or in writing. ** These transactions are permitted by eService or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using eService. You may use eService to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of eService one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 29.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

Illustrations

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $50 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                          VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  -------------------------------------
 Alger Capital Appreciation Portfolio   Fred Alger Management, Inc.
 - Class I-2 Shares

 American Century(R) VP Value Fund      American Century Investment
                                        Management, Inc.

 American Funds IS Asset Allocation     Capital Research and Management
 Fund - Class 2 (high total return      Company/SM/
 (including income and capital gains)
 consistent with preservation of
 capital over the long term)

 American Funds IS Global Growth Fund   Capital Research and Management
 - Class 2                              Company

 American Funds IS Growth Fund -        Capital Research and Management
 Class 2                                Company

 American Funds IS Growth-Income Fund   Capital Research and Management
 - Class 2                              Company

 American Funds IS High-Income Bond     Capital Research and Management
 Fund - Class 2                         Company

 American Funds IS International Fund   Capital Research and Management
 - Class 2 (long-term growth of         Company
 capital)

 Anchor ST SA Wellington Capital        SunAmerica Asset Management, LLC*
 Appreciation Portfolio - Class 3       (Wellington Management Company LLP)

 Anchor ST SA Wellington Government     SunAmerica Asset Management, LLC*
 and Quality Bond Portfolio - Class 3   (Wellington Management Company LLP)

 Fidelity(R) VIP Contrafund/SM/         Fidelity Management & Research
 Portfolio - Service Class 2            Company (FMR)
 (long-term capital appreciation)       (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Equity-Income          Fidelity Management & Research
 Portfolio/SM/ - Service Class 2        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Government Money       Fidelity Management & Research
 Market Portfolio - Service Class 2     Company (FMR)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------- --------------------------------------
 Fidelity(R) VIP Growth Portfolio -     Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Mid Cap Portfolio -    Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Franklin Templeton Franklin Small Cap  Franklin Advisory Services, LLC
 Value VIP Fund - Class 2

 Franklin Templeton Franklin Mutual     Franklin Mutual Advisers, LLC
 Shares VIP Fund - Class 2 (capital
 appreciation with income as a
 secondary goal)

 Invesco V.I. Global Real Estate Fund   Invesco Advisers, Inc. (Invesco Asset
 - Series I Shares                      Management Limited)

 Invesco V.I. Growth and Income Fund -  Invesco Advisers, Inc.
 Series I Shares

 Invesco V.I. International Growth      Invesco Advisers, Inc.
 Fund - Series I Shares

 Janus Henderson Enterprise Portfolio   Janus Capital Management LLC
 - Service Shares (long-term growth of
 capital)

 Janus Henderson Forty Portfolio -      Janus Capital Management LLC
 Service Shares (long-term growth of
 capital)

 JPMorgan IT Core Bond Portfolio -      J.P. Morgan Investment Management Inc.
 Class 1 Shares

 MFS(R) VIT New Discovery Series -      Massachusetts Financial Services
 Initial Class (capital appreciation)   Company

 MFS(R) VIT Research Series - Initial   Massachusetts Financial Services
 Class (capital appreciation)           Company

 Neuberger Berman AMT Mid Cap Growth    Neuberger Berman Investment Advisers
 Portfolio - Class I                    LLC

 Oppenheimer Global Fund/VA -           OFI Global Asset Management, Inc.
 Non-Service Shares/1/                  (OppenheimerFunds, Inc.)

 PIMCO CommodityRealReturn(R) Strategy  Pacific Investment Management Company
 Portfolio - Administrative Class       LLC
 (maximum real return)

 PIMCO Global Bond Opportunities        Pacific Investment Management Company
 Portfolio (Unhedged) - Administrative  LLC
 Class

 PIMCO Real Return Portfolio -          Pacific Investment Management Company
 Administrative Class (maximum real     LLC
 return)

 PIMCO Short-Term Portfolio -           Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO Total Return Portfolio -         Pacific Investment Management Company
 Administrative Class                   LLC

 Seasons ST SA Multi-Managed Mid Cap    SunAmerica Asset Management, LLC*
 Value Portfolio - Class 3              (Massachusetts Financial Services
                                        Company)

 SunAmerica ST SA JPMorgan Diversified  SunAmerica Asset Management, LLC*
 Balanced Portfolio - Class 1 Shares    (J.P. Morgan Investment Management
 (total return)                         Inc.)

 VALIC Co. I Dynamic Allocation Fund/2/ VALIC** (SunAmerica Asset Management,
                                        LLC*)
                                        (AllianceBernstein L.P.)

 VALIC Co. I Emerging Economies Fund    VALIC** (J.P. Morgan Investment
 (capital appreciation)                 Management Inc.)

 VALIC Co. I International Value Fund   VALIC** (Templeton Global Advisors
 (long-term growth of capital)          Limited)

 VALIC Co. I International Equities     VALIC** (SunAmerica Asset Management,
 Index Fund                             LLC*)

 VALIC Co. I Mid Cap Index Fund         VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Nasdaq-100(R) Index Fund   VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Science & Technology       VALIC** (Allianz Global Investors
 Fund/3/                                U.S. LLC)
                                        (T. Rowe Price Associates, Inc.)
                                        (Wellington Management Company LLP)

 VALIC Co. I Small Cap Index Fund       VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Stock Index Fund           VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. II Mid Cap Value Fund/4/     VALIC** (Boston Partners Global
                                        Investors, Inc. d/b/a Boston Partners)
                                        (Wellington Management Company LLP)

 VALIC Co. II Socially Responsible      VALIC** (SunAmerica Asset Management,
 Fund/5/                                LLC*)

 VALIC Co. II Strategic Bond Fund       VALIC** (PineBridge Investments LLC)

--------
/1/ We have been advised by Oppenheimer Variable Account Funds, in connection with a reorganization whereby its funds would be acquired by Invesco Variable Insurance Funds, subject to shareholder approval, the fund is expected to change its name on or about May 24, 2019 to Invesco Oppenheimer V.I. Global Fund - Series I.
/2/ The Fund type for VALIC Co. I Dynamic Allocation Fund is capital appreciation and current income while managing net equity exposure. The Fund has an investment strategy that may serve to reduce the risk of investment losses that could require AGL to use its own assets to make payments in connection with certain guarantees under the Policy. In addition, the Fund may enable AGL to more efficiently manage its financial risks associated with guarantees like death benefits, due in part to a formula developed by AGL and provided to the Fund's sub advisers. The formula used by the sub advisers is described in the Fund's prospectus and may change over time based on proposals by AGL. Any changes to the formula proposed by AGL will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Board's independent directors. Please see the VALIC Company I prospectus and Statement of Additional Information for details.
/3/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/4/ The Fund type for VALIC Co. II Mid Cap Value Fund is capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.
/5/ The Fund type for VALIC Co. II Socially Responsible Fund is growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.
*     SunAmerica Asset Management, LLC is an affiliate of AGL.
** "VALIC" means The Variable Annuity Life Insurance Company, an affiliate of AGL.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes on our systems, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their applicable Fund prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may occasionally be supplemented by the Fund's Investment Adviser. Please check the AG Platinum Choice VUL 2 webpage at http://www.aig.com/individual/insurance/ life/variable-universal-life/ag-platinum-choice to view the Fund prospectuses and their supplements, or contact us at our Administrative Center to request copies of Fund prospectuses and their supplements.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.10% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 69.

   We offer Funds of the Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Co. I and VALIC Co. II at least in part because they are managed by SunAmerica Asset

Management, LLC or VALIC, each an affiliate of AGL. AGL and/or its affiliates may be subject to certain conflicts of interest as AGL may derive greater revenues from Funds managed by affiliates than certain other available funds.

Payments We Make

   We make payments in connection with the distribution of the Policies that generally fall into the three categories below.

   Commissions. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the Policy to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the Policies. We pay commissions to the selling firms for the sale of your Policy. The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us.

   The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

   Additional cash compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold Policies. Sales-based payments primarily create incentives to make new sales of Policies.

   These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our Policies, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our Policies. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

   We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our Policies.

   If allowed by his or her selling firm, a registered representative or other eligible person may purchase a Policy on a basis in which an additional amount is credited to the Policy.

   We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the Policy. We hope to benefit from these revenue sharing arrangements through increased sales of our Policies and greater customer service support.

   Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our Policies over other variable universal life insurance policies (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a Policy and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this Policy.

   Non-cash compensation. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and the Financial Industry Regulatory Authority rules.

Payments We Receive

   We may directly or indirectly receive revenue sharing payments from the trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that make such payments to us. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select.

   We generally receive three kinds of payments described below.

   Rule 12b-1 or service fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.35% of the average daily net assets in certain Funds. These fees are deducted directly from the assets of the Funds.

   Administrative, marketing and support service fees. We receive compensation of up to 0.35% annually based on assets under management from certain trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds or wholly from the assets of the Funds. Policy owners, through their indirect investment in the trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain trusts' investment advisers or their affiliates and vary by trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others.

   Other payments. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Funds in the Policy. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

   In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the Policy.

Voting Privileges

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

                                 FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. The minimum guaranteed rate of interest we credit is shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 72. The "daily charge" described on page 69 and the fees and expenses of the Funds discussed on page 19 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 35.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Obligations that are paid out of our general account include any amounts you have allocated to the Fixed Account, including any interest credited thereon, and amounts owed under your Policy for death and/or living benefits which are in excess of portions of Policy value allocated to the variable investment options. The obligations and guarantees under the Policy are our sole responsibility. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments. The general account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. We manage our exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of our assets and liabilities, monitoring or limiting prepayment and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk.

   Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account. The minimum annual effective rate is 2%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

                                POLICY FEATURES

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

Effective Date of Policy and Related Transactions

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. "Good order" means that the instructions we receive include fully and accurately completed forms which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $1,000,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We invest your initial premium in any variable investment options you have chosen, as well as the Fixed Account, on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period", your coverage will end when you deliver it to your AGL insurance representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Death Benefits

   Your specified amount of insurance. In your application to buy an AG Platinum Choice VUL 2 Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   We also guarantee a death benefit, provided you have met the required monthly guarantee premiums requirement that applies to either the 20-year benefit rider or the lapse protection benefit rider. The 20-year benefit rider can provide a guaranteed death benefit for up to 20 years. The lapse protection benefit rider can provide a guaranteed death benefit for the life of the Policy. If you select the lapse protection benefit rider you cannot also select the 20-year benefit rider. If you do not select the lapse protection benefit rider, we will automatically provide you with the 20-year benefit rider, at no charge. The guaranteed death benefit under either of these riders is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Guaranteed death benefits," on page 34 and a discussion of the two riders under "Additional Optional Benefit Riders" on page 41. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 70.)

   Your death benefit. You must choose one of two death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the Policy's maturity date. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

   . Option 1 - The specified amount on the date of the insured person's death.

   . Option 2 - The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   See "Partial surrender" on page 62 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under Option 2, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under Option 2.

   Any premiums we receive after the insured person's date of death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. In addition to meeting the premium requirements, the death benefit must be large enough when compared to the accumulation value to meet the minimum death benefit requirement. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the minimum death benefit requirement.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected death benefit Option 1 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 27 of your Policy. The required minimum death benefit percentage varies based on the age and premium class of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 120.

                            APPLICABLE PERCENTAGES UNDER
                            CASH VALUE ACCUMULATION TEST
-------------------------------------------------------------------------------------
Insured Person's Attained Age       40   45   50   55   60   65   70   75   99  100+
%                                  418% 352% 298% 253% 218% 189% 167% 148% 104%  100%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
-------------------------------------------------------------------------------
Insured Person's Attained Age       40   45   50   55   60   65   70   75  95+
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

Premium Payments

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 35, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 30 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 74. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 38).

   We reserve the right to reject any premium.

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guaranteed death benefits" on page 34) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 6). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guaranteed death benefits. Your Policy makes a choice from two benefit riders available to you that provide guarantees on your death benefit. This means that if you have one of these riders, your

Policy and any other benefit riders you have selected will not lapse as long as you meet the requirements associated with that rider. Subject to the terms of the rider, if you meet your rider's requirements while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero.

   One of these riders, called the "20-year benefit rider," is a benefit provided to any Policy owner who does not select the "lapse protection benefit rider." We issue the rider only when the Policy is issued. There is no charge for the rider. This rider only guarantees the death benefit for a given period. The required monthly guarantee premiums for this rider are shown on page 3 of your Policy.

   The second rider is the lapse protection benefit rider. You may select the lapse protection benefit rider only at the time we issue your Policy and if you select other Policy features. There is a charge for this rider. See the Tables of Fees and Charges. We will not issue the 20-year benefit rider if you select the lapse protection benefit rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the 20-year benefit rider and one that does not, because the rider is free of charge. However, because there is a charge for the lapse protection benefit rider, Policy values are lower for a Policy that has this rider as opposed to one that does not.

   The conditions and benefits of each rider are described under "Additional Optional Benefit Riders" on page 41. Be sure to review their descriptions.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center or return it to the AGL insurance representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 37, "Restrictions initiated by the Funds and information sharing obligations" on page 38 and "Additional Rights That We Have" on page 67).

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

   . Transacting multiple transfer requests. In the event you provide us, during one valuation period, with more than one transfer request in good order, we will treat the multiple requests as only one transfer request.

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account. There are no restrictions on the frequency or amount you may transfer into the Fixed Account. Transfers to or from the Fixed Account do not count toward the annual 12 free transfers.

   Dollar cost averaging. Dollar cost averaging is an investment strategy designed to help reduce the risks that result from market fluctuations. Dollar cost averaging does not result in any transfers to or from the Fixed Account. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to potentially reduce the risk of investing most of your funds at a time when prices are high. Dollar cost averaging ("DCA program") is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. We compute values under a Policy on each valuation date. A valuation period is the time from the close of business on a valuation date to the close of business on the next valuation date. You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service. We reserve the right to modify, suspend or terminate the DCA program at any time.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current and compliant premium allocation designation. Automatic rebalancing does not result in any transfers to or from the Fixed Account. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing, unless you elect the lapse protection benefit rider. When the lapse protection benefit rider is elected, there is no minimum accumulation value to begin automatic rebalancing. Automatic rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

   (1) if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

   (2) the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

   (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. Upon a Fund's request, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

Changing the Specified Amount of Insurance

   Increase in coverage. At any time before the Policy's maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, sex and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the amount of the increase for the 9 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of specified amount. The additional charge assessed for the first 5 Policy years following the increase will be applied only to the increase in your specified amount. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decrease in coverage. After the first Policy year and before the Policy's maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit must be at least the greater of:

   .   $100,000; and

   . any minimum amount which is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 30) following the valuation date we receive the request.

   The decrease in coverage is applied in the following order:

   .   Against the specified amount provided by the most recent increase;

   .   Against the next most recent increases successively;

   .   Against the specified amount provided under your original application.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charges per $1,000 of specified amount, or the amount of time for which we assess these charges. For instance, if you increase your coverage and follow it by a decrease in coverage within five years of the increase, we will assess the monthly charge per $1,000 of specified amount against the increase in coverage for the full five years even though you have reduced the amount of coverage.

Changing Death Benefit Options

   Change of death benefit Option. You may at any time before the Policy's maturity date while the insured person is living request us to change your death benefit option from:

   Option 1 to Option 2; or
   Option 2 to Option 1.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 39. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of specified amount will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. The monthly charge per $1000 of specified amount will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the 20-year benefit rider or the lapse protection benefit rider, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "20-year benefit rider" on page 45 and "Lapse protection benefit rider" on page 47.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 74 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

Account Value Enhancement

   Your Policy will be eligible for an Account Value Enhancement at the end of the 21/st/ Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be 0.01% or greater. We will inform you following the end of each Policy year the amount, if any, of Account Value Enhancement credited to your Policy.

   Here are the additional terms of the Account Value Enhancement:

   . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

   . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

   . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at the time of allocation.

   . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

Reports to Policy Owners

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately.

                      ADDITIONAL OPTIONAL BENEFIT RIDERS

Riders

   You may be eligible to add additional optional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidelines and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in each rider, which your insurance representative can review with you before you decide to elect any of them. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 28.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider, which currently is $0.09 each month for each $1000 of rider coverage for a 38 year old insured person. See the Tables of Fees and Charges. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

   Children's Term Life Insurance Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider, which currently is $0.48 each month for each $1000 of rider coverage. See the Tables of Fees and Charges. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person's 65/th/ birthday or the "Maturity Date" shown on page 3 of your Policy; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

   Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider, which currently is $0.14 each month for each $1000 of rider coverage for a 38 year old male who is in good health and does not use tobacco products. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 24 months to live (12 months in Florida). This rider is not available in all states. There is a one-time administrative fee charged for this rider, which currently is $150 assessed at the time of the claim. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "lien" against the remaining benefits payable under the Policy. In most states, the maximum interest rate will not exceed the greatest of

   1.  the current yield on 90-day U.S. Treasury Bills; or

   2. the Moody's Corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

   3. the interest rate we are using when calculating cash values in the Fixed Account at the time the charge is assessed, plus 1%.

However, in California, Delaware, Washington, D.C., Florida, North Dakota and South Dakota the maximum interest rate will be the greater of only the second and third items above.

   A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider, which currently is $0.02 per $1000 of the Policy's net amount at risk for a 38 year old. See the Tables of Fees and Charges. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider we deduct all monthly charges (except for loan interest) from your Policy's cash value, but not from your accumulation value. Therefore your Policy's accumulation value will not change because of monthly charges. Since the duration of the waiver may differ in California, please ask your insurance representative.

   You should carefully consider the following risks associated with exercising this rider:

   . If you have an outstanding Policy loan, loan interest must be paid either as premium or from the Policy's accumulation value. It is possible the Policy will lapse for nonpayment of loan interest.

   . You may not increase or decrease the Policy's specified amount while monthly deductions are waived.

   . You may not change the death benefit Option while monthly deductions are waived.

   .   You may not add any riders while monthly deductions are waived.

   You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

   Waiver of Specified Premium Rider. This rider will pay a monthly benefit into the Policy in the event the insured person becomes totally disabled. The benefit becomes payable 180 days after the total disability begins. This rider may not be available in all states.

   This rider can be selected only at the time you apply for a Policy and only if your application is submitted on or after May 1, 2017. There is a charge for this rider. The monthly charge is a maximum of $0.26 per dollar payable under the rider. The current charge for a 38 year old is $0.07 per $1.00. The monthly benefit is determined on the date the rider is issued based on your planned periodic premium, subject to maximum benefit limits under the rider. The monthly benefit will be shown on your Policy Schedule. The insured person must be age 55 or younger at the time of application. A new claim for benefits under the rider cannot be made after the Policy anniversary following the insured person reaching age 60.

   Monthly charges due under the Policy may be waived on account of another benefit rider you may have selected. If the other waiver rider is not issued but this rider is issued and you have a total disability as defined by this rider, we will pay your selected benefit into the Policy, limited to the amount of premiums payable into the Policy under federal tax law.

   You should carefully consider that the monthly benefit that may become payable under this rider does not guarantee the Policy will remain in force. You may be required to pay premiums during the total disability of the insured person to keep the Policy in force. You should consider if the Waiver of Monthly Deduction Rider or the Terminal Illness Rider, if available, may be more appropriate for your planning.

   Death Benefit Installment Rider. This rider is also referred to as the select income rider. It provides for payment to your beneficiary of all or a part of the death benefit in installment payments. You choose the amount of the payments and the number of payments, subject to rider limitations. There is no charge for this rider while your Policy is in force. This rider may not be available in all states.

   This rider is available only if your application for your Policy is submitted on or after May 1, 2017. You must select this rider at the time the Policy is issued. Once this rider is issued it cannot be removed from the Policy. If you select this rider, there may be a reduction in your monthly insurance charge. Installment payments paid under this rider may be taxable. If so, you or your beneficiary may incur a tax obligation. You should consult your personal tax advisor to determine the impact of death benefit installment payments.

   Overloan Protection Rider. This rider may keep your Policy from lapsing due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

   Before purchasing a Policy that includes the overloan protection rider, consider that if you exercise the rider, you could be deemed to be in receipt of a taxable distribution of the outstanding loan balance. You should consult a tax advisor before exercising the rider to determine the tax consequences.

   This rider does not automatically guarantee that your Policy will not lapse. There are several conditions you must meet in order for the rider to be exercised. The conditions are listed at the end of this section. We do not anticipate that many Policy owners will meet all those conditions. Overall the rider is more likely to be helpful for Policies with younger insureds, because the Policy owner has a longer period of time to build the Policy's cash value. However, it is important to keep in mind that a Policy owner who anticipates using a strategy over the life of the Policy that calls for significant loan activity should consider selecting the guideline premium test when applying for the Policy, because the rider cannot be used if that selection is not made.

   A significant reason to plan to have this rider available for use is because a Policy with very large outstanding loans when the Policy lapses may generate a significant taxable event for the Policy owner. You may wish to consult your tax advisor about this issue before you apply for a Policy.

   There is a one- time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. See the Tables of Fees and Charges. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

   You can request to exercise the rider when:

   (1) The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

   (2) The Policy has been in force at least until the later of:

       (a)the Policy anniversary nearest the insured person's age 75; or

       (b)the 15th Policy anniversary.

   The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

   . There must be sufficient cash surrender value to cover the one-time charge;

   . If you elected death benefit Option 2 when you applied for a Policy, you must change it to death benefit Option 1 (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

   . The Policy must not be a modified endowment contract and the guideline premium test must be selected when the Policy is applied for;

   . The sum of all partial surrenders taken by the time the rider is exercised must equal or exceed the sum of all premiums paid;

   . The sum of all outstanding Policy loans by the time the rider is exercised must equal or exceed the specified amount; and

   . There can be no riders in force at the time the rider is exercised that require charges after the exercise date, other than term life insurance riders (a term life insurance rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

   On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

   The following conditions apply beginning with the exercise date:

   . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

   . All future monthly deductions will be waived, including those for any term rider;

   .   No additional premiums will be accepted;

   . The Policy cannot become a modified endowment contract (we have procedures in place that assure this would not occur);

   .   No new Policy loans or partial surrenders will be allowed;

   .   Policy loans can be repaid;

   . No changes will be allowed in the specified amount or choice of death benefit Option;

   . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

   . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

   The rider will terminate on the earlier of the following dates:

   .   Upon your written request to terminate the rider; or

   .   Upon termination of the Policy.

   20-Year Benefit Rider. This rider is a benefit that currently is automatically provided to any Policy owner who does not have the lapse protection benefit rider. We will also automatically provide this rider to any Policy owner who terminates the lapse protection benefit rider. While this rider is in force, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose. There is no charge for the rider.

   The rider provides a guarantee, explained below, until the earlier of:

   .   The 20/th/ Policy anniversary; or

   .   The Policy anniversary nearest the insured person's 95/th/ birthday.

   There are a few features about this rider that you should consider when applying for the Policy. If you elect this charge-free rider, you cannot purchase the lapse protection benefit rider. Conversely, if you purchase the lapse protection benefit rider, you cannot elect this rider. Since both riders can provide protection against the Policy's lapse, you will need to decide which rider is better for you. First, there is no charge for this rider. While you may find that the charge for the lapse protection benefit rider is affordable, the charge nevertheless results in less accumulation value for investment in the Policy's variable investment options, unless you pay more premiums to offset the charge. Second, this rider's potential benefit is limited to only a maximum of 20 Policy years. However, the need for life insurance varies from person to person, and often is a consideration based on how dependent family members are on the health and income of the insured person. If you anticipate that in 20 years, family members will no longer depend on your income, you may want to elect this rider. If you are concerned that your responsibilities will be longer than 20 years, you may want to elect the lapse protection benefit rider. Each rider has funding requirements that require your understanding before you decide between the two.

   Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then you have met the monthly guarantee premium requirement.

   As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 73.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The 20-year benefit rider will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the 20-year benefit rider terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the 20-year benefit rider will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change death benefit options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your insurance representative or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The monthly guarantee premium requirement must be met each Policy month for the duration of the 20-year benefit rider, or the rider will be subject to termination.

   Lapse Protection Benefit Rider. This rider is a benefit that currently is automatically provided to any Policy owner whose Policy does not have the 20-year benefit rider (see "20-Year Benefit Rider" on page 45). This rider provides a Continuation Guarantee benefit that can keep your Policy from lapsing. There is a charge for this rider. The current charge is $0.35 each month for each $1000 of the Policy's net amount at risk. The charge is for a 38 year old male who is in good health and does not use tobacco products. You may elect at any time to terminate this rider, including at the time you apply for the Policy or at the time your Policy is issued. If you decline or terminate the Policy, the charge will cease as of the termination date.

   The previous rider discussed, the 20-year benefit rider, may be more suitable for your needs than this rider. Please be sure to read the first few paragraphs of discussion for the 20-year benefit rider, found on page 45. The discussion may help you decide which of the two riders is better for your circumstances.

   Continuation Guarantee Account and how it works. The Continuation Guarantee Account creates a reference value used to determine whether a Continuation Guarantee benefit is in effect. Unlike the Policy, the Continuation Guarantee Account does not have an actual cash value or cash surrender value. The Continuation Guarantee Account value starts in the same manner as the Policy value. Afterward premiums are credited and deductions are made, so that the Continuation Guarantee Account will increase or decrease.

   After the Policy is issued and the Continuation Guarantee Account has been established, its value is calculated in a manner similar to your actual Policy value. We determine the Continuation Guarantee Account value however, by using different charges and credits and a different interest rate. The charges and credits are made monthly. The interest rate is guaranteed and is used to credit the Continuation Guarantee Account value, but not your Policy value. Except as stated in this rider, the table of Continuation Guarantee cost of insurance rates and all other Continuation Guarantee charges are guaranteed not to change. The Continuation Guarantee interest rate is found in your Policy Schedule. The initial charges are found in your Policy Schedule and in the rider. The Continuation Guarantee Account has no impact on your death benefit, accumulation value or Policy value.

   Continuation Guarantee benefit. This benefit is provided under the lapse protection benefit rider by using a Continuation Guarantee Account defined above. So long as you have the lapse protection benefit rider and you have paid the monthly guarantee premiums to date that are required by the rider, the Continuation Guarantee benefit will be in effect. This means that if you continue to meet the rider's monthly guarantee premium requirement:

   .   the Continuation Guarantee benefit will be in effect;

   .   your Policy will not lapse; and

   .   we will guarantee a death benefit.

   On the first day of each Policy month that you are covered by the rider and you have made no Policy changes to date, we know if the Continuation Guarantee benefit is in effect by determining if the Continuation Guarantee Account value is zero or greater. The necessary value is assured in the following manner:

   If the premium paid on the first day of each Policy month equals or exceeds the sum of (i) plus (ii) where

     (i) equals your Policy's specified amount multiplied by the applicable Monthly Continuation Guarantee Cost of Insurance Rate (these rates are found in the rider's Table of Monthly Continuation Guarantee Cost of Insurance Rates), divided by 1000; and

     (ii) equals the monthly charges for all other Policy riders (excluding this rider), calculated, where applicable, using the rates from the same table used in (i) above,

   then your Continuation Guarantee benefit will be in effect.

   Stated differently, if you continue to meet the rider's monthly guarantee premium requirement, your Policy will not enter the grace period or lapse even if there is not enough cash surrender value to cover your current monthly deductions and even if the Policy's cash surrender value has declined to zero. However, there must be enough Policy value available to pay any Policy loan interest due. As a result, you may need to pay additional premium to keep loan interest payments current.

   Risk of paying insufficient premiums. As just noted, the Continuation Guarantee benefit can keep your Policy from lapsing, but there are certain premium payment obligations you must meet. It is possible for you to pay insufficient premiums to keep the Continuation Guarantee benefit in force. At that point you should consider if you are planning to pay enough premium to restore the Continuation Guarantee benefit. On the other hand you can terminate the rider. If you do not terminate the rider you will still be assessed a charge for the rider. If you elect this rider your insurance representative and you should carefully review your responsibility to pay sufficient Policy premiums in order to keep the Continuation Guarantee benefit in force. The Continuation Guarantee Account and its potential benefit are discussed in the rest of this section.

   Charge against the Policy's accumulation value. The charge for this rider will be deducted monthly from the Policy's accumulation value, but not from the Continuation Guarantee Account value. The charge is based on the insured person's age, sex, premium class and net amount at risk. We assess a separate charge per $1,000 of net amount at risk attributable to the Policy's total specified amount.

   Charges against the Continuation Guarantee Account. The following four charges are not deducted from the Policy's accumulation value. They are, however, deducted from the Continuation Guarantee Account value and are used only to determine if the Policy's Continuation Guarantee is in effect:

   . Continuation Guarantee Monthly Administration Fee. We show the Continuation Guarantee Monthly Administration Fee on your Rider Schedule. This monthly fee is currently zero. However, we reserve the right to change this charge for Policies we issue in the future.

   . Continuation Guarantee Premium Expense Charge. This charge is calculated by multiplying the amount of each premium when it is paid by the Continuation Guarantee Premium Expense Charge Percentage ("Percentage") of a maximum of 65% of both the Continuation Guarantee target premium, as well as all amounts in excess of the target premium. The Percentage is determined based on the age, sex and health of the insured person. The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable. The Percentage used for each Policy owner will not change for the life of the Policy. We reserve the right, however, to use different Percentages for Policies we issue in the future. This includes our right to use one Percentage in the same Policy for the amount of each premium up to the Continuation Guarantee target premium, and a different Percentage for the amount in excess of the target premium.

   . Continuation Guarantee Monthly Expense Charge. We currently issue AG Platinum Choice with zero as the charge for all Policy owners. The charge is guaranteed to remain zero for the life of the Policy. However we reserve the right to assess a charge for future Policy owners. If we do so, the charge will be guaranteed for the life of those Policies. For Policy owners with a higher charge than zero, a Continuation Guarantee Monthly Expense Charge will be deducted monthly from the Continuation Guarantee Account value. This charge will depend on the amount of Continuation Guarantee specified amount and the insured person's sex, age and premium class (the Continuation Guarantee specified amount is the same as the Policy's specified amount). The initial amount and duration of this charge will be shown on the Policy's Rider Schedule. The charge will also apply to any increase in the specified amount. The duration of this charge for an increase in the specified amount will be the same as for the initial specified amount. We will notify you of the new charge on account of any increase in specified amount in an endorsement to the Policy. Any decrease in the specified amount will not change the amount or duration of the Continuation Guarantee Monthly Expense Charge in effect at the time of the decrease.

   . Continuation Guarantee Cost of Insurance Charge. A Continuation Guarantee Cost of Insurance Charge will be deducted monthly from the Continuation Guarantee Account value. The rider contains a table of cost of insurance rates used to determine this charge. The cost of insurance rate will vary based on the insured person's sex, age, specified amount, and premium class, as well as the Policy year. An example of how we calculate the Continuation Guarantee Cost of Insurance Charge can be found beginning on page 49 under "Continuation Guarantee Enhancement," and in the section that follows on page 50, "Continuation Guarantee Account Threshold Value."

   Two essential elements of the Continuation Guarantee Account. The next two sections cover a couple of things you need to know about the Continuation Guarantee Account. One is the Continuation Guarantee Enhancement. The other is the Continuation Guarantee Account Threshold Value. These discussions should help in your understanding further details about the mechanics of the Continuation Guarantee Account.

   Continuation Guarantee Enhancement. This feature provides the Policy owner with the opportunity to receive a reduction in the Continuation Guarantee cost of insurance charges (CG COI Charges). The CG COI Charges will be reduced by the CG Premium Expense Charge Percentage (this value is found in the Policy's Rider Schedule). This reduction is called the Continuation Guarantee Enhancement. During the first two Policy years, the CG COI Charges are automatically reduced by the applicable Continuation Guarantee Premium Expense Charge Percentage each Policy year. Beginning with the second Policy anniversary, and on each Policy anniversary thereafter, the Policy will be eligible for the Continuation Guarantee Enhancement if the sum of premiums paid for the twenty-four Policy months immediately preceding the Policy anniversary equals or exceeds a threshold premium level. The threshold premium level is found in the Policy's Rider Schedule. If the requirements of the Continuation Guarantee Enhancement are met, the reduction referred to above will be in effect for the entire upcoming Policy year.

   For example, for the representative person we are discussing, a 38 year old male, his Policy has just reached its second Policy anniversary. Let's assume he paid $2,585 annually at the beginning of Policy year one and again at the beginning of Policy year two. The sum of the premiums paid for the prior twenty-four months then would be $2,585 + $2,585, which equals $5,170. The requirement to qualify for the Continuation Guarantee Enhancement is $2,584. The value is also shown in the Rider Schedule. Since the premiums paid exceed the requirement, the Policy qualifies for the Enhancement for each month of the third Policy year.

To follow this example further, in the first Policy month of the third Policy year:
The CG COI Charge = $126.10
The CG Premium Expense Charge Percentage = 55%
The CG COI Charge after the Continuation Guarantee Enhancement
=  $126.10 * (1 - .55)

=  $126.10 * (.45)     =     $56.74

   The reduced CG COI Charge is a factor helping to keep the Continuation Guarantee in force. The next section discusses another important factor.

   Continuation Guarantee Account Threshold Value. This value is used to determine what interest rate is credited to your Policy's Continuation Guarantee Account value each month. For Continuation Guarantee Account values equal to or less than the Continuation Guarantee Account Threshold Value, the CG Interest Rate applies. For Continuation Guarantee Account values in excess of the Continuation Guarantee Account Threshold Value, the CG Excess Interest Rate applies.

   For example, at the beginning of Policy year three, the same representative person, a 38 year old male, has paid a premium of $2,585. His Continuation Guarantee Account value prior to crediting interest at the end of the first month (which has 30 days) of the third Policy year is $2,194.10. The Continuation Guarantee Account Threshold Value at this time is $2,192.90. The first $2,192.90 receives interest crediting at the CG Interest Rate of 0.01597% daily (6.00% annually). The amount in excess of the Continuation Guarantee Account Threshold Value of $2,194.10--$2,192.90 equals $1.20. That $1.20 receives interest crediting at the CG Excess Interest Rate of 0.01597% daily (6.00% annually). Note, in this case the rates are the same because we have set both interest rates at the same level. These rates can vary. We reserve the right to change either or both of these rates going forward for new Policy owners.

   Continuing with this example, the first $2,192.90 receives credited interest of $10.67 based on the CG Interest Rate. The excess of $1.20 will receive credited interest of $0.01 based on the CG Excess Interest Rate. The total interest credited to the Continuation Guarantee Account value is $10.67 + $0.01 = $10.68 for the first month of Policy year three.

   Pulling it all together, here's how the Continuation Guarantee Account value works for the first Policy month after the second Policy anniversary.

Policy Information:

Insured: Male, Age 38, preferred nontobacco

Specified Amount = $360,000

Continuation Guarantee Account value at the second Policy anniversary =
$1,087.59

Premium applied to Continuation Guarantee Account value at the beginning of Policy year three = $2,585

Charges and Loads:

   CG Premium Expense Charge Percentage = 55%

   CG COI Charge, adjusted for the Continuation Guarantee Enhancement = $56.74

Interest Credited to the CG Account Value in the first Policy month = $10.68

Continuation Guarantee Account Value end of the first month

=  Continuation Guarantee Account Value beginning of first month +

Premium - CG Premium Expense Charge - CG COI Charge + CG interest credited

=  $1087.59 + $2,585.00 - ($2,585 * 55%) - $56.74 + $10.68

=  $1087.59 + $2,585.00 - $1421.75 - $56.74 + $10.68

=  $2,194.10 + $10.68 = $2,204.78

   Example of the Continuation Guarantee benefit preserving the Policy from lapsing. Let's take another look at the representative person (a 38 year male), whose Policy we've examined to observe how his Continuation Guarantee Account value is determined, and to learn if the Continuation Guarantee Account is positive, which means the Continuation Guarantee benefit is in force. Let's see, through taking a look at a couple of scenarios, if the Account can actually be of any value to the representative person.

   To see the value, if any, of the Continuation Guarantee Account in our example, we need to take a look at the annual premium, the Policy's accumulation value at the end of the Policy year examined, the cash value at the end of the same Policy year, and the death benefit at the end of the same Policy year. We also have to assume that the cash value (the value used to actually pay Policy charges and expenses, but not to credit or charge the Continuation Guarantee Account) has been credited with three different rates of return over the life of the Policy: 6% per annum, 3% per annum, and 0% per annum. Keep in mind that cash value increases can come from investment performance and from additional premiums.

   Here are three charts of values at 6%, 3% and 0% rates of return per annum, for the representative person, at the end of Policy years 1, 15, 30, 40, 41, 44, 50, 53 and 67. The Owner reaches age 105 in the 67/th/ Policy year.

                                At 6% Per Annum
    ------------------------------------------------------------------------
                          End of Year                            End of Year
    End of Policy Annual  Accumulation End of Year End of Year   CG Account
        Year      Premium Value        Cash Value  Death Benefit Value
    ------------- ------- ------------ ----------- ------------- -----------
         1        $2,585   $      913    - 0 -      $  360,000    $    527
         15       $2,585   $   37,129  $   37,129   $  360,000    $ 12,466
         30       $2,585   $  128,785  $  128,785   $  360,000    $ 54,650
         40       $2,585   $  242,969  $  242,969   $  360,000    $114,669
         41       $2,585   $  258,304  $  258,304   $  360,000    $122,333
         44       $2,585   $  311,153  $  311,153   $  360,000    $147,266
         50       $2,585   $  456,823  $  456,823   $  479,664    $212,205
         53       $2,585   $  549,265  $  549,265   $  576,729    $239,537
         67       $2,585   $1,309,442  $1,309,442   $1,309,442    $  2,745

                                At 3% Per Annum
    ------------------------------------------------------------------------
                          End of Year                            End of Year
    End of Policy Annual  Accumulation End of Year End of Year   CG Account
        Year      Premium Value        Cash Value  Death Benefit Value
    ------------- ------- ------------ ----------- ------------- -----------
         1        $2,585    $   868       - 0 -      $360,000     $    527
         15       $2,585    $29,736      $29,736     $360,000     $ 12,466
         30       $2,585    $74,435      $74,435     $360,000     $ 54,650
         40       $2,585    $96,299      $96,299     $360,000     $114,660
         41       $2,585    $96,703      $96,703     $360,000     $122,333
         44       $2,585    $94,040      $94,040     $360,000     $147,266
         50       $2,585    $60,699      $60,699     $360,000     $212,205
         53       $2,585    $ 9,650      $ 9,650     $360,000     $239,537
         67       $2,585     - 0 -        - 0 -      $360,000     $  2,745

                                At 0% Per Annum
    -----------------------------------------------------------------------
                          End of Year                            End of Year
    End of Policy Annual  Accumulation End of Year End of Year   CG Account
        Year      Premium Value        Cash Value  Death Benefit Value
    ------------- ------- ------------ ----------- ------------- -----------
         1        $2,585    $   823        - 0 -     $360,000     $    527
         15       $2,585    $24,005      $24,005     $360,000     $ 12,466
         30       $2,585    $43,995      $43,995     $360,000     $ 54,650
         40       $2,585    $33,929      $33,929     $360,000     $114,669
         41       $2,585    $27,597      $27,597     $360,000     $121,022
         44       - 0 -     $ 2,718      $ 2,718     $360,000     $120,454
         50       - 0 -      - 0 -        - 0 -       LAPSED      $(36,032)
         53         N/A       N/A          N/A          N/A          N/A
         67         N/A       N/A          N/A          N/A          N/A

We need a few assumptions to make these charts of any value:

..  The crediting rate (6%, 3%, or 0%) is the same for each Policy year;

..  The Owner never makes any material changes to the original coverage;

.. The Owner pays premiums at a level the sales illustration projected on a current basis, which would extend the Policy to maturity at the insured person's age 105;

.. With 0% credited rate, the owner nevertheless decides to stop paying premiums after 40 years; and

.. All premium payments are in full and paid as scheduled. The monthly guarantee premium requirement is met each time a premium is paid.

The Policy values charts now tell us that:

.. At 6%, the owner had no need for the Continuation Guarantee benefit, as he maintained a strong accumulation value and cash value, more than able to meet the monthly charges. The monthly guarantee premium requirement was always met. The Continuation Guarantee benefit was also activated for all years because there is a positive Account value for all years. When the Policy matures at the Owner's age 105, the Policy's cash value is $1,309,442 and the Continuation Guarantee Account value is $2,745.

.. At 3%, the Owner pays annual premiums of $2,585, and the monthly guarantee premium requirement was always met. However the Policy's performance, beginning in the 53/rd/ Policy year, finally provides insufficient accumulation value and cash value to cover the Policy charges. The Continuation Guarantee Account value for that Policy year is $239,537, which provides enough Account value to cover all of the Continuation Guarantee Account charges until the maturity date of the Policy in its 67/th/ Policy year, when the Owner is age 105.

.. At 0%, recall that the Owner decides to stop paying premiums beginning with Policy year 41. The Owner intended to pay annual premiums of $2,585 until age 105 but stopped paying at age 79. The Owner had always met the monthly guarantee premium requirement. In Policy year 41 the Continuation Guarantee Account value is $121,022. The accumulation value and cash value of $27,597 in that same Policy year is more than sufficient to keep the Policy in force for a while, but only until Policy year 44. In Policy year 44 the Continuation Guarantee Account value is $120,454, more than enough in this case to cover the charges to the Continuation Guarantee Account. So the Continuation Guarantee benefit is available to keep the Policy in force until Policy year 50, when the Continuation Guarantee Account value is negative and the Policy lapses.

This example is hypothetical, because its assumptions are not going to occur in real time. However, it does show that there are potential scenarios where the Continuation Guarantee benefit is of no use, it allows a Policy to remain in force longer when premium payments stop, and sometimes it provides exactly the benefit needed to allow the Policy to mature.

   Additional potential adjustments to the Continuation Guarantee Account value. We make the following additional adjustments to the Continuation Guarantee Account value. These charges apply depending on choices the Policy owner makes after the Policy is issued.

   . An amount equal to the guaranteed monthly charges for any other riders you have selected will be deducted (which may differ from the current monthly charges you actually pay as a part of the Policy's monthly charge).

   .   An amount equal to any partial surrenders will be deducted.

   . An amount equal to any surrender charges due to any decrease in the Policy's specified amount will be deducted.

   . An amount equal to the gross amount of Policy loans will be deducted from the value. Loan repayments will be added to the value.

   We have a procedure regarding premium we receive later than its due date. When we determine the Continuation Guarantee Account value we credit any premium we receive later than its due date as if the premium had been received on the due date, provided we receive the premium within a 28-day window following the due date. Any premium received in the 28-day window will be allocated upon actual receipt to the investment options you have chosen. No investment gains or losses are credited to the time between the due date and actual receipt of the premium.

   We also have a procedure for the receipt of cash surrender value from another insurance company. If the source of any premium applied to the Continuation Guarantee Account is cash surrender value from a policy issued by another company (a rollover that qualifies under Section 1035 of the Code), it will be applied as if it were received on your Policy's date of issue.

   Investment requirements - If you elect the lapse protection benefit rider, you must allocate a minimum 20% of your total accumulation value, less Policy loans, to the VALIC Co. I Dynamic Allocation Fund. (The minimum requirement is 25% for Policies applied for before July 1, 2017.)

   In addition, the investment options listed below are designated as restricted investment options. This means that we will limit the total amount of your accumulation value, less Policy loans, that may be invested in the restricted investment options of your Policy to 35% of your accumulation value. (The limit is 30% of the total accumulation value for policies applied for before July 1, 2017.)

   If your Policy has the lapse protection benefit rider, we will enroll you in our automatic rebalancing program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your premium allocation instructions. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages that correspond to your then current and compliant premium allocation designation. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your Policy's allocations going outside the investment requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for the Dynamic Allocation Fund and the restricted investment options.

   Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer which will replace any previous rebalancing instructions you may have provided.

   If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, by contacting our Administrative Center. See "Automatic rebalancing" on page 36.

   You may choose to rebalance more frequently than quarterly, provided we offer more frequent rebalancing.

   The restricted investment options are:

   .   American Funds IS Global Growth Fund - Class 2

   .   American Funds IS International Fund - Class 2

   .   Franklin Templeton Franklin Small Cap Value VIP Fund - Class 2

   .   Invesco V.I. Global Real Estate Fund - Series I Shares

   .   Invesco V.I. International Growth Fund - Series I Shares

   .   MFS(R) VIT New Discovery Series - Initial Class

   .   Oppenheimer Global Fund/VA - Non-Service Shares

   .   PIMCO CommodityRealReturn(R) Strategy Portfolio - Administrative Class

   .   VALIC Co. I Emerging Economies Fund

   .   VALIC Co. I Foreign Value Fund

   .   VALIC Co. I International Equities Index Fund

   .   VALIC Co. I Science & Technology Fund

   .   VALIC Co. I Small Cap Index Fund

   Here is an example for policies applied for after June 30, 2017 that shows how the investment requirements work for the restricted investment options:

   Let's say your total accumulation value is $1,000 and you have an outstanding loan of $300:

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in restricted investment options to 35% of your total accumulation value less Policy loans, which is $245 (35% of $700 = $245). If, because of performance, the total amount invested in restricted investment options increases to greater than 35% of your total accumulation value less Policy loans (greater than $245), you will not be in compliance with the 35% requirement. However your rights under this rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Before you elect the lapse protection benefit rider, you and your financial advisor should carefully consider whether the investment requirements associated with the lapse protection benefit rider meet your investment objectives and risk tolerance.

   The investment option restrictions may reduce the need to rely on the guarantees provided by the lapse protection benefit rider because they allocate your accumulation value across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, returns under your investment option choices by allocating your accumulation value more aggressively.

   If you elect to terminate the lapse protection benefit rider, all of the investment option restrictions will also terminate.

   We reserve the right to change the investment option restrictions at any time for Policies we issue in the future. We may also revise the investment option restrictions for any existing Policies to the extent that investment options are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment option restrictions due to deletions, substitutions, mergers or reorganizations of the investment options.

   Reinstatement. If your Policy lapses, this rider will also lapse. We will reinstate this rider by written request if your Policy is reinstated at the same time. The reinstated rider will be in force from the same date that the Policy is reinstated.

   Termination. This rider will terminate if:

     .   you elect to terminate this rider;

     .   the Policy terminates or matures;

     . automatic rebalancing has been discontinued, except when discontinued while there is a 100% allocation of accumulation value to the Fixed Account or to an investment option that is not a restricted investment option as identified above; or

     . you change your automatic rebalancing percentages to allow for less than the required minimum percentage of accumulation value allocated to the Dynamic Allocation Fund, or for more than the permitted percentage of the policy's total accumulation value less Policy loans to be invested in restricted investment options.

   We reserve the right to modify, suspend or terminate the lapse protection benefit rider at any time for prospectively issued Policies.

   Accelerated Access Solution. The Accelerated Access Solution/sm/, also referred to as the Chronic Illness Accelerated Death Benefit Rider, provides you with accelerated benefits if the insured person becomes chronically ill as defined in the rider and all eligibility requirements under the rider are met. This rider may not be available in all states.

   Only the insured person under your Policy is covered by this rider. Accelerated benefits are paid to you or your estate prior to the death of the insured person. You may choose monthly benefit payments or a lump sum payment option. Your accelerated benefit payments may be used for any purpose; however, this rider does not specifically provide long-term care insurance, nursing care insurance or home care insurance. Subject to its availability, you must also elect the Terminal Illness Rider in order to elect this rider. No accelerated benefit will be payable on the basis of any other rider attached to your Policy. You must elect this rider at the time you apply for the Policy. There is a separate charge for each rider. The charge for the Accelerated Access Solution currently is $0.09 for each $1000 of rider net amount at risk for a 38 year old male who is in good health and does not use tobacco products. You may later elect to terminate this rider. If you do so, the charge will cease.

   The rider's effect on the Policy's death benefit. A significant amount of information about this rider is included in this section. Keep in mind as you review the section that the rider affects the Policy's death benefit in an important way:

   . The Policy's death benefit is reduced by the benefit amounts paid under this rider; and

   . the remaining death benefit is paid to beneficiaries income tax-free under current tax law.

   Definition of chronically ill. The term "chronically ill" means that the insured person has been certified or re-certified by a licensed health care practitioner within the preceding 12-month period as being unable to perform, without substantial assistance from another person, at least two Activities of Daily Living for a period equal to or greater than the Elimination Period due to a loss of functional capacity; or requiring substantial supervision to protect the insured person from threats to health and safety due to permanent Severe Cognitive Impairment.

   Activities of Daily Living, as defined by the rider, are:

   . Bathing: Washing oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.

   . Continence: The ability to maintain control of bowel and bladder functions; or, when unable to maintain control of bowel or bladder functions, the ability to perform the associated personal hygiene (including caring for catheter or colostomy bag).

   . Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   . Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table), or by feeding tube, or intravenously.

   . Toileting: Getting to and from the toilet, getting on and off the toilet and performing associated personal hygiene.

   .   Transferring: Moving into or out of a bed, chair, or wheelchair.

   Severe Cognitive Impairment means a loss or deterioration in intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia. Severe Cognitive Impairment is measured by clinical evidence and standardized tests that reliably measure impairment in the insured person's short-term or long-term memory; orientation as to people, places or time; and deductive or abstract reasoning.

   An insured person's chronic illness must be certified or re-certified by a licensed health care practitioner. For the purposes of the rider, a licensed health care practitioner may not be an immediate family member of the insured person. A licensed health care practitioner is defined as a physician, a registered professional nurse, a licensed social worker, or any other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States.

   The Elimination Period is a period of consecutive days, as shown on the rider schedule page, which must expire before the insured person becomes eligible for accelerated benefit payments under the rider. Such period begins on the day we receive certification or re-certification that the insured person is chronically ill.

   Benefit period. The benefit period is defined as the initial 12-month period commencing with the first monthly deduction day after we approve a request for an accelerated benefit and each subsequent 12-month period which begins on the first monthly deduction day following the end of the most recent benefit period. In order to receive accelerated benefit payments during a particular benefit period, we must receive certification or re-certification of the insured person's chronic illness for that benefit period, and the insured person must meet the eligibility requirements listed below. We must receive a certification for the initial benefit period, and a re-certification for each benefit period thereafter.

   Eligibility for Benefits. While your Policy and this rider are in force, you will become eligible, each benefit period, for accelerated benefit payments during the life of the insured person when each of the following conditions is met:

   . We receive and approve your written request for an accelerated benefit under this rider;

   .   We receive and accept the certification or re-certification;

   . We receive written consent from any irrevocable beneficiaries or assignee of record for accelerated benefits;

   .   The Elimination Period, unless waived, has expired; and

   . The insured person is chronically ill at the time a benefit payment is made.

   Lifetime maximum benefit. The lifetime maximum benefit payable under the rider is equal to:

   .   The lesser of (a) and (b) where:

       (a) Equals the lifetime maximum benefit percentage multiplied by the death benefit (excluding riders/endorsements) at the time all of the conditions in the Eligibility for Benefits section are first satisfied; and

       (b)    Equals the lifetime dollar limitation;

   . Reduced by any outstanding lien against the Policy resulting from any other accelerated death benefit endorsement or rider attached to the Policy.

   The lifetime maximum benefit percentage and the lifetime dollar limitation are shown on the rider schedule. The lifetime maximum benefit will be reduced by the amount of each monthly benefit, described below, when it is paid to you. The amount of each monthly benefit is calculated prior to any adjustment for Policy loan repayment or any discount under the lump sum option.

   Monthly benefit. The monthly benefit is the amount paid each month beginning on the first monthly deduction day following the date that the Insured becomes eligible for monthly benefits. For each benefit period, you may, by written request to us, select your monthly benefit amount. Such amount must not be less than the minimum monthly benefit, shown on the rider schedule, or more than the maximum monthly benefit. If you do not select a monthly benefit amount, the monthly benefit will be the maximum monthly benefit. However, if the maximum monthly benefit amount would result in our paying you fewer than 12 monthly payments, we will calculate the monthly benefit amount for payments to be paid for 12 consecutive months.

   Maximum monthly benefit. The maximum monthly benefit you selected is shown on the rider schedule. If you selected the monthly equivalent of the per diem limitations declared by the Internal Revenue Service, your maximum monthly benefit is the lesser of:

   . The monthly equivalent of the per diem limitations declared by the Internal Revenue Service at the time all of the conditions in the Eligibility for Benefits section above are first satisfied; and

   . The monthly equivalent of the per diem limitations declared by the Internal Revenue Service on the rider date of issue, increased annually by the annual increase percentage shown on the rider schedule.

   If you selected a percentage of the lifetime maximum benefit, the maximum monthly benefit amount is the least of:

   . The maximum monthly benefit percentage, shown on the rider schedule, multiplied by the lifetime maximum benefit at the time all of the conditions in the Eligibility for Benefits section above are first satisfied; and

   . The monthly equivalent of the per diem limitations declared by the Internal Revenue Service at the time all of the conditions in the Eligibility for Benefits section above are first satisfied; and

   . The monthly equivalent of the per diem limitations declared by the Internal Revenue Service on the rider date of issue, increased annually by the annual increase percentage shown on the rider schedule.

   Changes to the monthly benefit. You may change the monthly benefit amount by written request to our Administrative Center at the beginning of each benefit period. Your written request to change the monthly benefit amount must be provided at least 90 days in advance of the beginning of the next benefit period. Any change in the monthly benefit cannot cause the monthly benefit to exceed the maximum monthly benefit. We will adjust the final monthly benefit payment so as not to exceed the lifetime maximum benefit.

   Lump sum option. For any benefit period, you may request a lump sum payment option. To change from the lump sum option to monthly benefit payments, you must request the change in writing sent to our Administrative Center at least 90 days in advance of the beginning of the next benefit period.

   The lump sum will equal the sum of the present value of the monthly benefit (before any adjustment for loans) payable each month during the benefit period. The maximum interest rate we use to calculate the present value will not exceed the greater of:

   .   The current yield on 90-day U.S. Treasury Bills; and

   .   The current maximum statutory adjustable policy loan interest rate.

   Transfer of accumulation value prior to payment of an accelerated benefit. Upon approval of your request for an accelerated benefit, we will transfer the value of each of the variable investment options to the Fixed Account. Such transfer of your interest in a variable investment option prior to payment of an accelerated benefit will not be subject to a transfer fee and it will not impact your number of available free transfers. While you are receiving accelerated benefit payments, all premium payments will be allocated to the Fixed Account and transfers out of the Fixed Account will not be allowed.

   Waiver of monthly deduction. The Policy's monthly deductions and the Continuation Guarantee Account's monthly deductions, if any, will be waived beginning on the date monthly benefits begin under this rider and will continue while the conditions for Eligibility for Benefits are met.

   Claims. Requests for payment of benefits under the rider must be submitted to us in writing at our Administrative Center. Upon receipt of the request, we will mail a claim form to you within 15 working days. If the claim form is not sent within this 15-day period, and you provide proof that the insured person is chronically ill in a format other than our claim form, you will be deemed to have complied with the claim requirement. Such proof must include, but is not limited to, a certification or re-certification statement signed by a licensed health care practitioner certifying that the insured person is chronically ill. We will pay benefits immediately upon receipt of due written proof of eligibility.

   Impact of changes in the specified amount. If the specified amount of the Policy is increased under the terms of the Policy, the lifetime maximum benefit may also be increased, subject to the lifetime dollar limitation. We will require an application and evidence of insurability satisfactory to us for any increase in the lifetime maximum benefit. An increase will be effective on the monthly deduction day on or next following the date the application for increase is approved by us.

   If the specified amount of the Policy is reduced, the lifetime maximum benefit may be reduced. No increases in specified amount are permitted during any benefit period.

   Impact on Policy. Each monthly benefit payment will reduce certain policy components by a proportional amount. This proportion will equal the monthly benefit payment, before reduction for repayment of Policy loans, divided by the death benefit immediately before the payment. The components that will be reduced by this provision are the accumulation value and the specified amount; and, as applicable, surrender charges, Continuation Guarantee Account value, monthly guarantee premium, and Policy loan amount.

   An amount equal to the reduction in policy loan value will be applied as a loan repayment, and thus will reduce the accelerated benefit payments. If death benefit Option 2 is in effect, the death benefit Option will be changed in death benefit Option 1 prior to the first accelerated benefit payment. This means that the death benefit will automatically be equal to the specified amount as of the date of death. No further death benefit Option changes are permitted during any benefit period.

   Effects of Accelerated Benefit Payments. You should consider that receiving or having the contractual right to receive any accelerated benefit payment may affect your eligibility for Medicaid, Supplemental Security Income (SSI), or other government benefits or entitlements. You should contact the Medicaid Unit of Your local Department of Public Welfare and the Social Security Administration for more information. If you initiate an accelerated benefit claim during the contestability period of the Policy to which this rider is attached or the contestability period of a reinstatement of the Policy, the entire Policy may be rescinded if any material misrepresentation of any information was made on the insurance application for the Policy or on an applicable reinstatement application. Similarly, if you initiate an accelerated benefit claim during the contestability period of an increase in the specified amount, that increase may be rescinded if any material misrepresentation of any information was made on the insurance application for the increase in specified amount.

   Rider Cost of Insurance. The monthly cost of insurance for this rider will be added to the monthly deduction for the Policy. The maximum rider cost of insurance rates per $1000 of rider amount at risk are shown on the rider schedule. We can use rider cost of insurance rates that are lower than the maximum rates. Any change in rates will apply to all riders in the same premium class as this rider.

   We calculate the cost of insurance for this rider on each monthly deduction day. The rider cost of insurance is equal to:

   .   The applicable rider cost of insurance rate per unit; multiplied by

   .   The rider net amount at risk; divided by

   .   1,000.

The rider net amount at risk under this provision is equal to the least of:

   . The lifetime maximum benefit percentage, multiplied by the death benefit on the monthly deduction day; and

   .   The remaining lifetime maximum benefit on the monthly deduction day; and

   . The net amount at risk for the Policy to which this rider is attached on the monthly deduction day.

   Cost of insurance for the continuation guarantee account for this rider. If the Policy to which this rider is attached contains a continuation guarantee account, the rider cost of insurance for the continuation guarantee account is equal to:

   .   The applicable rider cost of insurance rate per unit; multiplied by

   .   The rider net amount at risk; divided by

   .   1,000.

The rider net amount at risk under this provision is equal to the least of:

   . The lifetime maximum benefit percentage, multiplied by the death benefit on the monthly deduction day; and

   .   The remaining lifetime maximum benefit on the monthly deduction day; and

   . The continuation guarantee account's net amount at risk for the Policy to which this rider is attached on the monthly deduction day.

   Incontestability. We will not contest payment of any accelerated benefit after this rider has been in force during the insured person's lifetime for 2 years from the rider date of issue. If the Policy to which this rider is attached lapses and is subsequently reinstated, this rider will not be contested after it has been in force during the insured person's lifetime for 2 years following the date we approve our reinstatement application.

   Reinstatement. If the Policy and this rider terminate at the same time, and the Policy is reinstated, this rider will also be reinstated, subject to evidence of insurability provided to us. (See "Policy Lapse and Reinstatement" on page 73.)

   Limitations. The accelerated benefit will be subject to the following limitations:

   . This benefit is not intended to allow third parties to cause you to involuntarily access the Policy proceeds payable to the named Beneficiary. Therefore, the accelerated benefit will not be available if you are required to request it for any third party, including any creditor, government agency, trustee in bankruptcy or any other person or as the result of a court order;

   . If the insured person dies after a request for any accelerated benefit has been submitted and before you receive an accelerated benefit payment, such request will be voided and the Policy's death benefit will be payable; and

   . If the insured person dies before all accelerated benefit payments have been received, all remaining payments will be voided and the Policy's death benefit will be payable, subject to all other Policy provisions.

   Termination. This rider will terminate upon the earliest of:

   .   The date the Policy terminates; or

   . Any date requested by you in writing, as long as such date is within the period during which a cost of insurance for the rider is payable; or

   . The date we approve a written request from you under an accelerated death benefit rider attached to the Policy to accelerate the Policy's death benefit because of the insured person's terminal illness;

   .   The date the lifetime maximum benefit equals zero; or

   . The date a partial surrender or a new policy loan is taken under the Policy during a benefit period.

   We will pay benefits under the rider after it has terminated if, while the rider was in force, all conditions of the Eligibility of Benefits provision were met and the insured person was chronically ill.

Tax Consequences of Additional Rider Benefits

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 74. You should consult a qualified tax advisor.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 29. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 69.

Withdrawing Policy Investments

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that an AG Platinum Choice VUL 2 Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $100,000.

   If the Option 1 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $100,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 39.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   We assess a $10 partial surrender processing fee for each partial surrender.

   Option to convert to paid-up endowment insurance. If your Policy was issued in Florida, you have the option to have the Policy endorsed as a non-participating non-variable paid-up endowment life insurance policy. Any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

   . we use your original Policy's cash surrender value as a single premium for the new policy;

   . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new death benefit);

   .   you will owe no additional premiums while the new policy is in force;

   . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

   . we will pay the amount of coverage to the owner if the insured person is living at the new policy's maturity date and the new policy will terminate.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

   We reserve the right at any time to limit the maximum loan amount to 90% of your accumulation value less any applicable surrender charges. The 90% limit will apply to

   .   all policies regardless of the date of issue; and

   .   any loans taken after the new limit is declared.

   Any loans outstanding when the new limit is declared will be administered under the rules for loans that were in place at the time the loan was taken.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 4.00% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at the end of each Policy year at a guaranteed annual effective rate of 4.75%. Loan interest accrues daily. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." Preferred loan interest is payable in advance. The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   . We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.00%. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be no less than the guaranteed preferred loan collateral annual effective rate of 3.00%, and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121st birthday, unless you have elected to extend coverage to a later date you designate. See "Option to extend coverage," on page 64.

   Option to extend coverage. You may elect to extend your original maturity date to a later date you designate. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

   To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

   The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

   .   You may not revoke your exercising this option;

   . No riders attached to this Policy will be extended unless otherwise stated in the rider;

   .   No further charges will be assessed on the monthly deduction day;

   .   You may not pay any new premiums;

   .   Interest on Policy loans will continue to accrue;

   .   You may repay all or part of a loan at any time; and

   . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 74 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

Payment Options

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 1% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

   Interest rates that we credit under each Option will be at least 1%.

   Change of payment Option. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

   Tax impact. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax advisor before deciding whether to elect one or more payment Options.

The Beneficiary

   You name your beneficiary or beneficiaries when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.

Payment of Proceeds

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

   .   the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                   VARIATIONS IN POLICY OR INVESTMENT OPTION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have six premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   .   Three Non-Tobacco classes: preferred plus, preferred and standard;

   .   Two Tobacco classes: preferred and standard; and

   .   One Juvenile class: juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Non-Medical Underwriting Program. AGL may offer a non-medical underwriting program. The insured person's age and specified amount of insurance are used in determining whether the insured person qualifies for this program. If the insured person qualifies for this program, underwriting will not include a para-med exam. Premium charges for non-medical underwriting and full underwriting for individuals within the same rate class are the same.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies. You may contact our Administrative Center for information about premium tax rates in any state.

   Premium expense charge. After we deduct premium tax from each premium payment, we will deduct a maximum of 10.0% from the remaining amount. The current premium expense charge is at a rate of 5%. After a Policy has been in effect for 5 years, we will reduce the current premium expense charge to a rate of 2.0%. The current charge for Policies applied for between July 1, 2017 and June 29, 2018 is 7% through year 5, 5% for years 6 through 10 and 2% thereafter. The current charge is 9% for Policies applied for before July 1, 2017.

   Daily charge (mortality and expense risk fee). We can deduct a daily charge at a maximum annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. The current daily charge is at an annual effective rate of 0.25%. After a Policy has been in effect for 10 years, we will reduce the daily charge to a maximum annual effective rate of 0.35% and reduce the current daily charge to an annual effective rate of 0.05%. After a Policy has been in effect for 20 years, we will reduce the daily charge to a maximum annual effective rate of 0.15% and reduce the current daily charge to an annual effective rate of 0.00%.

   Fees and expenses and money market investment option. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Monthly administration fee (flat monthly charge). We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of specified amount. The Policies have a monthly expense per $1,000 of specified amount which will be deducted during the first 5 Policy years and during the first 5 years following any increase in specified amount. This charge varies according to the age, sex and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's specified amount. (We discuss your specified amount under "Your specified amount of insurance" on page 31.) This charge can range from a maximum of $1.27 for each $1,000 of specified amount to a minimum of $0.07 for each $1,000 of specified amount. The representative charge (referred to as "Representative" in the Tables of Fees and Charges) is $0.27 for each $1,000 of specified amount. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge." AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by Policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, sex and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your insurance representative can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. In addition, the interest charge for the terminal illness rider benefit is assessed each Policy anniversary. The charges, if any, for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer for which there is a charge are accidental death benefit rider, children's term life insurance rider, spouse term rider, terminal illness rider, waiver of monthly deduction rider, waiver of specified premium rider, overloan protection rider, lapse protection benefit rider and Accelerated Access Solution. The riders are described beginning on page 41, under "Additional Optional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 9 Policy years (and for a maximum of the first 9 Policy years after any increase in the Policy's specified amount).

   The amount of the surrender charge depends on the sex, age, and premium class of the insured person, as well as the Policy year and specified amount. Your Policy's surrender charge will be found in the table beginning on page 28 of the Policy. As shown in the Tables of Fees and Charges beginning on page 11 the maximum surrender charge is $45 per $1,000 of the specified amount (or any increase in the specified amount portion of the specified amount). The minimum surrender charge is $2 per $1,000 of the specified amount (or any increase in the specified amount). The representative surrender charge (referred to as "Representative" in the Tables of Fees and Charges) is $19 per $1,000 of specified amount (or any increase in the specified amount).

   The surrender charge decreases on an annual basis until, in the fifteenth Policy year (or the fifteenth year following an increase in specified amount), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 9 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Fees and Charges beginning on page 11 under "Representative Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                           Surrender Charge for a 38 Year Old Male
-----------------------------------------------------------------------------------------------
Policy Year                                       1    2    3    4    5    6    7   8   9   10
-----------                                      ---- ---- ---- ---- ---- ---- ---- --- --- ---
Surrender Charge Per $1,000 of Specified amount  $19  $19  $19  $19  $18  $15  $11  $7  $3  $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's specified amount portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 62 and "Change of death benefit option" on page 39.

   For those Policies that lapse in the first 9 Policy years, AGL receives surrender charges to help recover sales expenses. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age and sex to help determine the appropriate rate of surrender charge per $1,000 of specified amount to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $50 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" on page 63.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Fees and Charges on pages 11 - 19. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 72.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 69 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 23 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 69 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at a rate no less than the annual effective rate shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 72. The "daily charge" described on page 69 and the fees and expenses of the Funds discussed on page 19 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   During the first 5 Policy years if the accumulation value reduced by any loan balance is insufficient to cover the charges due under the Policy, the Policy may lapse without any value payable to you. The Policy's first years are when the surrender charge is at its highest and there is a low likelihood of the accumulation value having increased significantly.

   While the 20-year benefit rider (discussed on page 45) or the lapse protection benefit rider (discussed on page 47) is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums that apply to the rider you own. You cannot reinstate the 20-year benefit rider; the lapse protection benefit rider may be reinstated after lapse. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and unpaid loan interest and any surrender charge that then applies) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses or you surrender your Policy, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. Any verbal interactions/written communications, including this form, you have with and/or receive from us are intended solely to educate you or facilitate the administration with respect to our products and services or facilitate the administration of this contract. You must consult with your insurance representative or financial advisor in order to receive advice or recommendations regarding this contract or any contract purchased. We are not/will not provide advice/guidance/recommendations that create a fiduciary relationship with you. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   Except as described in the "Foreign Account Tax Compliance" section on page 80, this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a modified endowment contract, as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first 7 Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first 7 Policy years (or within 7 years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, adding a rider to your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own tax advisor on this issue.

   Policy changes and extending coverage. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioner's Standard Ordinary mortality and morbidity tables ("2001 CSO Mortality Tables") provide a stated termination date of age 121. The "Option to extend coverage" described on page 64 allows you to continue your Policy beyond the insured person's age
121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax advisor regarding the impact of any rider you may purchase.

   Tax treatment of minimum withdrawal benefit rider payments. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of basis first. All payments or withdrawals after basis has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. You should consult a tax advisor.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date, policy lapse or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. You should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under ERISA. You should consult a qualified legal advisor.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate
Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Other tax withholding. Any owner not exempt from United States federal tax withholding should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax withholding under an applicable income tax treaty, if any.

   Foreign Account Tax Compliance ("FATCA"). An owner who is not a "United States person," which is defined under the Code to mean:

   .   a citizen or resident of the United States

   . a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

   . any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

   .   a person that meets the substantial presence test

   .   any other person that is not a foreign person

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

                 BUSINESS DISRUPTION AND CYBER SECURITY RISKS

   We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.

                               LEGAL PROCEEDINGS

   There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL and the Separate Account can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at American General Life Insurance Company, VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("'34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         Prospectus
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................     20
automatic rebalancing..............................................     36
basis..............................................................     76
beneficiary........................................................     66
cash surrender value...............................................      6
cash value.........................................................      6
cash value accumulation test.......................................     32
close of business..................................................     29
Code...............................................................     31
Contact Information................................................      5
cost of insurance rates............................................     70
daily charge.......................................................     69
date of issue......................................................     30
death benefit......................................................      6
dollar cost averaging..............................................     36
Fixed Account......................................................     28
free look..........................................................     35
full surrender.....................................................      6
Fund, Funds........................................................      6
good order.........................................................     29
grace period.......................................................      9
guarantee period benefit...........................................     31
guideline premium test.............................................     32
insured person.....................................................      1
investment options.................................................     73
lapse..............................................................      9
loan (also see "Policy loans" in this Index).......................      7
loan interest......................................................     72
Maturity Date......................................................     64
modified endowment contract........................................     75
monthly deduction day..............................................     30
monthly guarantee premium..........................................      9
monthly insurance charge...........................................     70
net amount at risk.................................................     13
Option 1 and Option 2..............................................      6
partial surrender..................................................     62
payment Options....................................................     65

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         Prospectus
------------                                                        -----------
planned periodic premiums..........................................     34
Policy loans.......................................................     63
Policy months......................................................     30
Policy years.......................................................     30
preferred loans....................................................     64
premium class......................................................     68
premium payments...................................................     33
reinstate, reinstatement...........................................     73
required minimum death benefit.....................................     32
required minimum death benefit percentage..........................     33
Separate Account VL-R..............................................     19
seven-pay test.....................................................     75
specified amount...................................................      6
target premium.....................................................     48
transfers..........................................................     35
valuation date.....................................................     29
valuation period...................................................     29
variable investment options........................................     23

[LOGO] AIG

For additional information about the AG Platinum       For eService and
Choice VUL 2 Policies and the Separate Account,    eDelivery, or to view and
you may request a copy of the Statement of           Print Policy or Fund
Additional Information (the "SAI"), dated May 1,   prospectuses visit us at
2019. We have filed the SAI with the SEC and have    www.aig.com/eservice
incorporated it by reference into this
prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 305600,
Nashville, Tennessee 37230-5600 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the AG Platinum Choice VUL 2 Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above.
We may charge current Policy owners $50 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090.
Reports and other information about the Separate
Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
Street N.E., Washington, D.C. 20549.

Policies issued by:
American General Life Insurance Company
2727-A Allen Parkway, Houston, TX 77019

AG Platinum Choice VUL 2 Flexible Premium
Variable Universal Life Insurance
Policy Form Numbers 14904, ICC14-14904

Not available in the state of New York

Distributed by AIG Capital Services, Inc.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company
("AGL") are its responsibility. AGL is
responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2019. American International Group, Inc. All      ICA File No. 811-08561
  Rights Reserved

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           AG PLATINUM CHOICE VUL 2

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

               P.O. BOX 305600, NASHVILLE, TENNESSEE 37230-5600

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2019

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2019, describing the AG Platinum Choice VUL flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION.............................................. 3

        AGL........................................................... 3
        Separate Account VL-R......................................... 3

     SERVICES......................................................... 3

     DISTRIBUTION OF THE POLICIES..................................... 4

     PERFORMANCE INFORMATION.......................................... 6

     ADDITIONAL INFORMATION ABOUT THE POLICIES........................ 6

            Unisex policies........................................... 6
            Cost of insurance rates................................... 6
            Special purchase plans.................................... 7
            Underwriting procedures and cost of insurance charges..... 7
            Certain arrangements...................................... 7
        More About the Fixed Account.................................. 8
            Our general account....................................... 8
            How we declare interest................................... 8
        Adjustments to Death Benefit.................................. 8
            Suicide................................................... 8
            Wrong age or sex.......................................... 8
            Death during grace period................................. 8

     ACTUARIAL EXPERT................................................. 9

     MATERIAL CONFLICTS............................................... 9

     FINANCIAL STATEMENTS............................................. 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 88 separate "divisions," 46 of which correspond to the 46 variable "investment options" under the Policy. The remaining 42 divisions, and all of these 46 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system ("Affiliates") at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   AGLC was merged into AGL at the end of 2011. AIG now provides the services that were previously provided by AGLC. During 2018, 2017, and 2016, AGL paid AIG for these services $163,225,360, $108,138,878, and $89,508,561, respectively. AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the Policies.

   We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 125% of the premiums received in the first Policy year up to a "target premium";

   . 3.5% of the premiums in excess of the target premium received in Policy year 1;

   .   2% of all premiums received in Policy years 2 through 10;

   . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

   . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 125% of the premiums we receive in the first Policy year.

   The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable. The target premium is also the maximum amount of premium to which the first year commission rate applies. Commissions paid on premiums received in excess of the target premium are paid at the excess rate. The target premium is an amount calculated in accordance with the method of calculation and rates from the AGL target premium schedules. AGL may change the target premium schedules from time to time. The target premium applicable to a particular coverage shall be determined from the schedule in force when the first premium for such coverage is entered as paid in accounting records of AGL.

   If the total amount of premiums paid in the first Policy year (on a per Policy basis) is less than the target premium, premium received at any time through the second Policy year, up to the balance of the first year target premium, will receive the first Policy year 90% commission rate. Any additional premium received in the second Policy year will be treated as second Policy year premium.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. The Plan is closed to new participants. Some of our agents may be registered representatives of broker-dealers that are or were our affiliates and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   Unisex policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. In general, we do not offer policies for sale in situations which, under current law, require unisex premiums or benefits. However, we offer AG Platinum Choice VUL Policies on both a unisex and a sex-distinct basis.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or sex. If the age or sex of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Tim Donovan, who is Chief Life Pricing Actuary - Life, Health and Disability of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, serves as the independent registered public accounting firm for Separate Account VL-R and AGL.

   You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call us at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . The Audited Financial Statements of Separate Account VL-R of American General Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018.

   . The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.

   The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

American General
Life Companies

                                                          Separate Account VL-R
                                        American General Life Insurance Company

                                                                           2018

                                                                  Annual Report

                                                              December 31, 2018

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account VL-R.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account VL-R indicated in the table below as of December 31, 2018, and the related statement of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the Separate Account VL-R as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Alger Capital Appreciation Portfolio    Alger Mid Cap Growth Portfolio
  Class I-2 Shares                        Class I-2 Shares
American Century VP Value Fund Class I  American Funds IS Growth-Income Fund
                                          Class 2
American Funds IS Asset Allocation      American Funds IS High-Income Bond
  Fund Class 2                            Fund Class 2
American Funds IS Global Growth Fund    American Funds IS International Fund
  Class 2                                 Class 2
American Funds IS Growth Fund Class 2   AST SA Wellington Government and
                                          Quality Bond Portfolio Class 3
AST SA Wellington Capital Appreciation  Dreyfus VIF Quality Bond Portfolio
  Portfolio Class 3                       Initial Shares
Dreyfus IP MidCap Stock Portfolio       Fidelity VIP Freedom 2030 Portfolio
  Initial Shares                          Service Class 2
Dreyfus VIF International Value         Fidelity VIP Government Money Market
  Portfolio Initial Shares                Portfolio Service Class 2
Dreyfus VIF Opportunistic Small Cap     Fidelity VIP Growth Portfolio Service
  Portfolio Initial Shares                Class 2
Fidelity VIP Asset Manager Portfolio    Fidelity VIP Mid Cap Portfolio Service
  Service Class 2                         Class 2
Fidelity VIP Contrafund Portfolio       FTVIP Franklin U.S. Government
  Service Class 2                         Securities VIP Fund Class 2
Fidelity VIP Equity-Income Portfolio    FTVIP Templeton Foreign VIP Fund
  Service Class 2                         Class 2
Fidelity VIP Freedom 2020 Portfolio     Invesco V.I. Growth and Income Fund
  Service Class 2                         Series I
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                       Invesco V.I. High Yield Fund Series I
FTVIP Franklin Mutual Shares VIP Fund   Invesco V.I. International Growth Fund
  Class 2                                 Series I
FTVIP Franklin Small Cap Value VIP      Janus Henderson Global Research
  Fund Class 2                            Portfolio Service Shares
FTVIP Franklin Small-Mid Cap Growth     Janus Henderson Overseas Portfolio
  VIP Fund Class 2                        Service Shares
Goldman Sachs VIT Strategic Growth      JPMorgan Insurance Trust Small Cap
  Fund Institutional Shares               Core Portfolio Class 1
Invesco V.I. American Franchise Fund
  Series I                              MFS VIT Research Series Initial Class
Invesco V.I. Core Equity Fund Series I  MFS VIT Total Return Series Initial
                                          Class
Invesco V.I. Global Real Estate Fund    Neuberger Berman AMT Sustainable
  Series I                                Equity Portfolio Class I
Invesco V.I. Government Securities      Oppenheimer Global Strategic Income
  Fund Series I                           Fund/VA Non-Service Shares
Janus Henderson Enterprise Portfolio    PIMCO Short-Term Portfolio
  Service Shares                          Administrative Class
Janus Henderson Forty Portfolio         PIMCO Total Return Portfolio
  Service Shares                          Administrative Class
JPMorgan Insurance Trust Core Bond      Pioneer Select Mid Cap Growth VCT
  Portfolio Class 1                       Portfolio Class I
JPMorgan Insurance Trust Mid Cap Value  Putnam VT International Value Fund
  Portfolio Class 1                       Class IB
MFS VIT Growth Series Initial Class     Putnam VT Small Cap Value Fund Class IB
MFS VIT II Core Equity Portfolio        Putnam VT Sustainable Leaders Fund
  Initial Class                           Class IB
MFS VIT New Discovery Series Initial    SAST SA WellsCap Aggressive Growth
  Class                                   Portfolio Class 1
Morgan Stanley VIF Growth Portfolio
  Class I                               VALIC Company I Mid Cap Index Fund
Neuberger Berman AMT Large Cap Value
  Portfolio Class I                     VALIC Company I Nasdaq-100 Index Fund
Neuberger Berman AMT Mid Cap Growth     VALIC Company I Science & Technology
  Portfolio Class I                       Fund
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares            VALIC Company I Small Cap Index Fund
Oppenheimer Global Fund/VA Non Service
  Shares                                VALIC Company I Stock Index Fund
PIMCO CommodityRealReturn Strategy
  Portfolio Administrative Class        VALIC Company II Strategic Bond Fund

PIMCO Global Bond Opportunities         Vanguard VIF Real Estate Index
  Portfolio (Unhedged) Adminstrative      Portfolio
  Class
PIMCO Real Return Portfolio
  Administrative Class
Pioneer Fund VCT Portfolio Class I
Pioneer Mid Cap Value VCT Portfolio
  Class I
Putnam VT Diversified Income Fund
  Class IB
Putnam VT Equity Income Fund Class IB
  (1) (2)
Putnam VT Growth Opportunities Fund
  Class IB
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3
SAST SA JPMorgan Diversified Balanced
  Portfolio Class 1
VALIC Company I Dynamic Allocation Fund
VALIC Company I Emerging Economies Fund
VALIC Company I Government Money
  Market I Fund
VALIC Company I International Equities
  Index Fund
VALIC Company I International Value
  Fund
VALIC Company II Mid Cap Value Fund
VALIC Company II Socially Responsible
  Fund
Vanguard VIF High Yield Bond Portfolio

(1)The Putnam VT Growth and Income Fund, in operation for the period January 1, 2016 to May 12, 2017 (cessation of operations), merged into the Putnam VT Equity Income Fund, in operation for the period May 12, 2017 (commencement of operations) to December 31, 2017.
(2)Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the Separate Account VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Separate Account VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

                                                                                           Due from
                                                                                             (to)
                                                                                          Company's
                                                                          Investments at   General
Sub-accounts                                                                Fair Value   Account, Net Net Assets
------------                                                              -------------- ------------ -----------
Alger Capital Appreciation Portfolio Class I-2 Shares                      $ 7,356,556   $        --  $ 7,356,556
Alger Mid Cap Growth Portfolio Class I-2 Shares                              2,737,895            --    2,737,895
American Century VP Value Fund Class I                                      13,539,464            --   13,539,464
American Funds IS Asset Allocation Fund Class 2                              2,326,604            --    2,326,604
American Funds IS Global Growth Fund Class 2                                   727,645            --      727,645
American Funds IS Growth Fund Class 2                                        1,770,815            --    1,770,815
American Funds IS Growth-Income Fund Class 2                                 2,061,677            --    2,061,677
American Funds IS High-Income Bond Fund Class 2                                361,464            --      361,464
American Funds IS International Fund Class 2                                   525,792            --      525,792
AST SA Wellington Capital Appreciation Portfolio Class 3                       232,885            --      232,885
AST SA Wellington Government and Quality Bond Portfolio Class 3                116,518            --      116,518
Dreyfus IP MidCap Stock Portfolio Initial Shares                             3,970,163            --    3,970,163
Dreyfus VIF International Value Portfolio Initial Shares                       117,604            --      117,604
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares                 6,407,578            --    6,407,578
Dreyfus VIF Quality Bond Portfolio Initial Shares                            4,096,694            --    4,096,694
Fidelity VIP Asset Manager Portfolio Service Class 2                         3,780,901            --    3,780,901
Fidelity VIP Contrafund Portfolio Service Class 2                           28,392,983            --   28,392,983
Fidelity VIP Equity-Income Portfolio Service Class 2                        15,004,507            --   15,004,507
Fidelity VIP Freedom 2020 Portfolio Service Class 2                            360,714            --      360,714
Fidelity VIP Freedom 2025 Portfolio Service Class 2                            559,815            --      559,815
Fidelity VIP Freedom 2030 Portfolio Service Class 2                          2,359,621            --    2,359,621
Fidelity VIP Government Money Market Portfolio Service Class 2               1,023,453            --    1,023,453
Fidelity VIP Growth Portfolio Service Class 2                               17,707,184            --   17,707,184
Fidelity VIP Mid Cap Portfolio Service Class 2                               8,071,996            --    8,071,996
FTVIP Franklin Mutual Shares VIP Fund Class 2                                5,989,211            --    5,989,211
FTVIP Franklin Small Cap Value VIP Fund Class 2                              6,322,587            --    6,322,587
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2                            22,210            --       22,210
FTVIP Franklin U.S. Government Securities VIP Fund Class 2                   1,599,147            --    1,599,147
FTVIP Templeton Foreign VIP Fund Class 2                                     4,126,561            --    4,126,561
Goldman Sachs VIT Strategic Growth Fund Institutional Shares                 3,181,316            --    3,181,316
Invesco V.I. American Franchise Fund Series I                                   13,001            --       13,001
Invesco V.I. Core Equity Fund Series I                                       6,977,216            --    6,977,216
Invesco V.I. Global Real Estate Fund Series I                                  438,602            --      438,602
Invesco V.I. Government Securities Fund Series I                                12,050            --       12,050
Invesco V.I. Growth and Income Fund Series I                                 9,134,590            --    9,134,590
Invesco V.I. High Yield Fund Series I                                        1,769,886            --    1,769,886
Invesco V.I. International Growth Fund Series I                              6,414,590            --    6,414,590
Janus Henderson Enterprise Portfolio Service Shares                          6,331,865            --    6,331,865
Janus Henderson Forty Portfolio Service Shares                                 713,863            --      713,863
Janus Henderson Global Research Portfolio Service Shares                     2,818,406            --    2,818,406
Janus Henderson Overseas Portfolio Service Shares                            5,966,055            --    5,966,055
JPMorgan Insurance Trust Core Bond Portfolio Class 1                         1,265,297            --    1,265,297
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1                       663,877            --      663,877
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1                    3,101,349            --    3,101,349
MFS VIT Growth Series Initial Class                                         11,673,310            --   11,673,310
MFS VIT II Core Equity Portfolio Initial Class                               4,274,993            --    4,274,993
MFS VIT New Discovery Series Initial Class                                   5,251,759            --    5,251,759
MFS VIT Research Series Initial Class                                        2,911,066            --    2,911,066
MFS VIT Total Return Series Initial Class                                      215,588            --      215,588
Morgan Stanley VIF Growth Portfolio Class I                                  3,911,601            --    3,911,601
Neuberger Berman AMT Large Cap Value Portfolio Class I                          25,534            --       25,534
Neuberger Berman AMT Mid Cap Growth Portfolio Class I                        5,479,092            --    5,479,092
Neuberger Berman AMT Sustainable Equity Portfolio Class I                      129,447            --      129,447
Oppenheimer Conservative Balanced Fund/VA Non Service Shares                 1,199,241            --    1,199,241
Oppenheimer Global Fund/VA Non Service Shares                                6,402,814            --    6,402,814
Oppenheimer Global Strategic Income Fund/VA Non-Service Shares                   3,510            --        3,510
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class              587,286            --      587,286
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class       305,520            --      305,520
PIMCO Real Return Portfolio Administrative Class                             7,524,253            --    7,524,253
PIMCO Short-Term Portfolio Administrative Class                              3,671,595            --    3,671,595
PIMCO Total Return Portfolio Administrative Class                           12,129,200            --   12,129,200
Pioneer Fund VCT Portfolio Class I                                           1,656,011            --    1,656,011
Pioneer Mid Cap Value VCT Portfolio Class I                                    793,307            --      793,307
Pioneer Select Mid Cap Growth VCT Portfolio Class I                          2,559,747            --    2,559,747

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

                                                                         Due from
                                                                           (to)
                                                                        Company's
                                                          Investments    General
Sub-accounts                                             at Fair Value Account, Net Net Assets
------------                                             ------------- ------------ ----------
Putnam VT Diversified Income Fund Class IB                 5,665,739            --   5,665,739
Putnam VT Equity Income Fund Class IB                     11,718,433            --  11,718,433
Putnam VT Growth Opportunities Fund Class IB                 177,616            --     177,616
Putnam VT International Value Fund Class IB                3,090,053            --   3,090,053
Putnam VT Small Cap Value Fund Class IB                      157,042            --     157,042
Putnam VT Sustainable Leaders Fund Class IB                   40,670            --      40,670
SST SA Multi-Managed Mid Cap Value Portfolio Class 3          47,183            --      47,183
SAST SA JPMorgan Diversified Balanced Portfolio Class 1    2,654,340            --   2,654,340
SAST SA WellsCap Aggressive Growth Portfolio Class 1       1,593,822            --   1,593,822
VALIC Company I Dynamic Allocation Fund                    3,439,714            --   3,439,714
VALIC Company I Emerging Economies Fund                       97,387            --      97,387
VALIC Company I Government Money Market I Fund             8,312,365            --   8,312,365
VALIC Company I International Equities Index Fund          2,593,223            --   2,593,223
VALIC Company I International Value Fund                      56,732            --      56,732
VALIC Company I Mid Cap Index Fund                        13,017,944            --  13,017,944
VALIC Company I Nasdaq-100 Index Fund                      6,330,427            --   6,330,427
VALIC Company I Science & Technology Fund                  3,978,318            --   3,978,318
VALIC Company I Small Cap Index Fund                       6,289,434            --   6,289,434
VALIC Company I Stock Index Fund                          18,931,067            --  18,931,067
VALIC Company II Mid Cap Value Fund                           60,871            --      60,871
VALIC Company II Socially Responsible Fund                    39,595            --      39,595
VALIC Company II Strategic Bond Fund                         202,859            --     202,859
Vanguard VIF High Yield Bond Portfolio                     6,229,346            --   6,229,346
Vanguard VIF Real Estate Index Portfolio                  11,664,388            --  11,664,388

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                              Net Asset
                                                                              Value per Shares at Fair Cost of Shares
Sub-accounts                                                         Shares     Share       Value           Held      Level*
------------                                                        --------- --------- -------------- -------------- ------
Alger Capital Appreciation Portfolio Class I-2 Shares                 108,073  $68.07    $ 7,356,556    $ 8,076,713     1
Alger Mid Cap Growth Portfolio Class I-2 Shares                       140,046   19.55      2,737,895      2,940,250     1
American Century VP Value Fund Class I                              1,352,594   10.01     13,539,464     12,107,650     1
American Funds IS Asset Allocation Fund Class 2                       110,370   21.08      2,326,604      2,490,090     1
American Funds IS Global Growth Fund Class 2                           28,535   25.50        727,645        782,560     1
American Funds IS Growth Fund Class 2                                  25,487   69.48      1,770,815      1,893,230     1
American Funds IS Growth-Income Fund Class 2                           45,917   44.90      2,061,677      2,190,642     1
American Funds IS High-Income Bond Fund Class 2                        39,332    9.19        361,464        398,318     1
American Funds IS International Fund Class 2                           29,875   17.60        525,792        599,392     1
AST SA Wellington Capital Appreciation Portfolio Class 3                6,281   37.08        232,885        263,214     1
AST SA Wellington Government and Quality Bond Portfolio Class 3         7,937   14.68        116,518        117,508     1
Dreyfus IP MidCap Stock Portfolio Initial Shares                      236,319   16.80      3,970,163      4,678,232     1
Dreyfus VIF International Value Portfolio Initial Shares               11,714   10.04        117,604        132,974     1
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares          155,524   41.20      6,407,578      6,753,019     1
Dreyfus VIF Quality Bond Portfolio Initial Shares                     361,261   11.34      4,096,694      4,307,402     1
Fidelity VIP Asset Manager Portfolio Service Class 2                  283,638   13.33      3,780,901      4,336,983     1
Fidelity VIP Contrafund Portfolio Service Class 2                     906,834   31.31     28,392,983     29,466,654     1
Fidelity VIP Equity-Income Portfolio Service Class 2                  755,895   19.85     15,004,507     16,310,629     1
Fidelity VIP Freedom 2020 Portfolio Service Class 2                    28,857   12.50        360,714        375,634     1
Fidelity VIP Freedom 2025 Portfolio Service Class 2                    42,701   13.11        559,815        583,258     1
Fidelity VIP Freedom 2030 Portfolio Service Class 2                   182,775   12.91      2,359,621      2,462,889     1
Fidelity VIP Government Money Market Portfolio Service Class 2      1,023,453    1.00      1,023,453      1,023,453     1
Fidelity VIP Growth Portfolio Service Class 2                         286,015   61.91     17,707,184     16,515,632     1
Fidelity VIP Mid Cap Portfolio Service Class 2                        276,249   29.22      8,071,996      9,175,553     1
FTVIP Franklin Mutual Shares VIP Fund Class 2                         344,208   17.40      5,989,211      6,950,293     1
FTVIP Franklin Small Cap Value VIP Fund Class 2                       433,054   14.60      6,322,587      7,974,697     1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2                    1,459   15.22         22,210         27,301     1
FTVIP Franklin U.S. Government Securities VIP Fund Class 2            135,636   11.79      1,599,147      1,682,640     1
FTVIP Templeton Foreign VIP Fund Class 2                              323,906   12.74      4,126,561      4,735,560     1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares          325,288    9.78      3,181,316      3,860,587     1
Invesco V.I. American Franchise Fund Series I                             227   57.15         13,001         13,336     1
Invesco V.I. Core Equity Fund Series I                                225,508   30.94      6,977,216      7,598,178     1
Invesco V.I. Global Real Estate Fund Series I                          28,260   15.52        438,602        466,303     1
Invesco V.I. Government Securities Fund Series I                        1,074   11.22         12,050         12,557     1
Invesco V.I. Growth and Income Fund Series I                          521,678   17.51      9,134,590     11,177,815     1
Invesco V.I. High Yield Fund Series I                                 349,780    5.06      1,769,886      1,914,143     1
Invesco V.I. International Growth Fund Series I                       194,499   32.98      6,414,590      6,796,705     1
Janus Henderson Enterprise Portfolio Service Shares                   100,522   62.99      6,331,865      5,865,408     1
Janus Henderson Forty Portfolio Service Shares                         21,534   33.15        713,863        792,773     1
Janus Henderson Global Research Portfolio Service Shares               61,071   46.15      2,818,406      2,217,650     1
Janus Henderson Overseas Portfolio Service Shares                     232,685   25.64      5,966,055      6,932,203     1
JPMorgan Insurance Trust Core Bond Portfolio Class 1                  118,696   10.66      1,265,297      1,266,488     1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1               65,342   10.16        663,877        658,029     1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1             146,983   21.10      3,101,349      3,337,233     1
MFS VIT Growth Series Initial Class                                   248,315   47.01     11,673,310      9,095,822     1
MFS VIT II Core Equity Portfolio Initial Class                        197,186   21.68      4,274,993      4,598,254     1
MFS VIT New Discovery Series Initial Class                            300,788   17.46      5,251,759      5,519,382     1
MFS VIT Research Series Initial Class                                 116,770   24.93      2,911,066      3,150,741     1
MFS VIT Total Return Series Initial Class                               9,898   21.78        215,588        233,070     1
Morgan Stanley VIF Growth Portfolio Class I                           136,674   28.62      3,911,601      4,056,362     1
Neuberger Berman AMT Large Cap Value Portfolio Class I                  1,751   14.58         25,534         26,113     1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I                 227,443   24.09      5,479,092      5,677,244     1
Neuberger Berman AMT Sustainable Equity Portfolio Class I               5,703   22.70        129,447        140,673     1
Oppenheimer Conservative Balanced Fund/VA Non Service Shares           83,107   14.43      1,199,241      1,225,283     1
Oppenheimer Global Fund/VA Non Service Shares                         168,495   38.00      6,402,814      6,767,468     1
Oppenheimer Global Strategic Income Fund/VA Non-Service Shares            753    4.66          3,510          3,769     1
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class      97,556    6.02        587,286        665,321     1
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative
  Class                                                                27,876   10.96        305,520        332,757     1
PIMCO Real Return Portfolio Administrative Class                      634,958   11.85      7,524,253      8,202,826     1
PIMCO Short-Term Portfolio Administrative Class                       356,812   10.29      3,671,595      3,680,531     1
PIMCO Total Return Portfolio Administrative Class                   1,157,366   10.48     12,129,200     12,665,646     1
Pioneer Fund VCT Portfolio Class I                                    122,486   13.52      1,656,011      2,167,901     1
Pioneer Mid Cap Value VCT Portfolio Class I                            51,082   15.53        793,307      1,009,254     1
Pioneer Select Mid Cap Growth VCT Portfolio Class I                   103,132   24.82      2,559,747      2,747,680     1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                   Net Asset
                                                                   Value per Shares at Fair Cost of Shares
Sub-accounts                                              Shares     Share       Value           Held      Level*
------------                                             --------- --------- -------------- -------------- ------
Putnam VT Diversified Income Fund Class IB                 971,825  $ 5.83    $ 5,665,739    $ 6,571,067     1
Putnam VT Equity Income Fund Class IB                      506,853   23.12     11,718,433     12,058,655     1
Putnam VT Growth Opportunities Fund Class IB                18,560    9.57        177,616        146,163     1
Putnam VT International Value Fund Class IB                330,134    9.36      3,090,053      3,399,618     1
Putnam VT Small Cap Value Fund Class IB                     17,725    8.86        157,042        227,783     1
Putnam VT Sustainable Leaders Fund Class IB                  1,217   33.42         40,670         35,373     1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3         3,417   13.81         47,183         59,344     1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1    153,076   17.34      2,654,340      2,962,437     1
SAST SA WellsCap Aggressive Growth Portfolio Class 1        89,340   17.84      1,593,822      1,818,203     1
VALIC Company I Dynamic Allocation Fund                    299,627   11.48      3,439,714      3,578,462     1
VALIC Company I Emerging Economies Fund                     12,950    7.52         97,387        102,722     1
VALIC Company I Government Money Market I Fund           8,312,365    1.00      8,312,365      8,312,365     1
VALIC Company I International Equities Index Fund          400,189    6.48      2,593,223      2,789,855     1
VALIC Company I International Value Fund                     6,339    8.95         56,732         63,217     1
VALIC Company I Mid Cap Index Fund                         539,269   24.14     13,017,944     13,562,171     1
VALIC Company I Nasdaq-100 Index Fund                      497,675   12.72      6,330,427      5,386,045     1
VALIC Company I Science & Technology Fund                  147,127   27.04      3,978,318      3,870,050     1
VALIC Company I Small Cap Index Fund                       331,721   18.96      6,289,434      6,617,048     1
VALIC Company I Stock Index Fund                           512,898   36.91     18,931,067     17,338,576     1
VALIC Company II Mid Cap Value Fund                          3,356   18.14         60,871         71,827     1
VALIC Company II Socially Responsible Fund                   1,963   20.17         39,595         38,975     1
VALIC Company II Strategic Bond Fund                        18,994   10.68        202,859        211,317     1
Vanguard VIF High Yield Bond Portfolio                     827,270    7.53      6,229,346      6,532,804     1
Vanguard VIF Real Estate Index Portfolio                 1,008,158   11.57     11,664,388     12,938,216     1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                               Alger Capital Alger Mid Cap                American
                               Appreciation     Growth       American     Funds IS     American
                                 Portfolio     Portfolio    Century VP     Asset       Funds IS
                                 Class I-2     Class I-2    Value Fund   Allocation  Global Growth
                                  Shares        Shares       Class I    Fund Class 2 Fund Class 2
                               ------------- ------------- -----------  ------------ -------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                    $     6,846   $        --  $   260,761   $   39,540    $   5,099
   Mortality and expense risk
     and administrative
     charges                        (35,412)      (15,272)     (68,954)      (6,188)      (1,563)
                                -----------   -----------  -----------   ----------    ---------
   Net investment income
     (loss)                         (28,566)      (15,272)     191,807       33,352        3,536
   Net realized gain (loss)         409,107       432,143      864,988       20,304       27,299
   Capital gain distribution
     from mutual funds            1,310,404       430,316        1,018       87,295       40,158
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 (1,663,311)   (1,045,698)  (2,479,234)    (270,411)    (139,002)
                                -----------   -----------  -----------   ----------    ---------
Increase (decrease) in net
  assets from operations             27,634      (198,511)  (1,421,421)    (129,460)     (68,009)
                                -----------   -----------  -----------   ----------    ---------

From contract transactions:
   Payments received from
     contract owners                366,615       174,140      754,379      437,362      162,561
   Payments for contract
     benefits or terminations      (847,573)     (308,278)  (1,305,026)        (714)     (27,690)
   Policy loans                      (5,480)     (184,657)     (25,252)      (3,326)          14
   Transfers between
     sub-accounts (including
     fixed account), net            (97,008)       (3,146)    (273,344)     918,363      196,053
   Contract maintenance
     charges                       (239,333)     (136,447)    (745,914)    (369,406)     (72,365)
                                -----------   -----------  -----------   ----------    ---------
Increase (decrease) in net
  assets from contract
  transactions                     (822,779)     (458,388)  (1,595,157)     982,279      258,573
                                -----------   -----------  -----------   ----------    ---------

Increase (decrease) in net
  assets                           (795,145)     (656,899)  (3,016,578)     852,819      190,564
Net assets at beginning of
  period                          8,151,701     3,394,794   16,556,042    1,473,785      537,081
                                -----------   -----------  -----------   ----------    ---------
Net assets at end of period     $ 7,356,556   $ 2,737,895  $13,539,464   $2,326,604    $ 727,645
                                ===========   ===========  ===========   ==========    =========

Beginning units                     322,741       184,834      761,205      110,852       37,874
Units issued                         43,445        48,463       60,971      108,959       34,876
Units redeemed                      (63,968)      (64,505)    (130,360)     (22,728)     (11,282)
                                -----------   -----------  -----------   ----------    ---------
Ending units                        302,218       168,792      691,816      197,083       61,468
                                ===========   ===========  ===========   ==========    =========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                    $    12,455   $        --  $   267,484   $   20,857    $   3,154
   Mortality and expense risk
     and administrative
     charges                        (32,374)      (14,795)     (72,926)      (1,801)        (314)
                                -----------   -----------  -----------   ----------    ---------
   Net investment income
     (loss)                         (19,919)      (14,795)     194,558       19,056        2,840
   Net realized gain (loss)         146,934       151,773    1,187,435       13,277        3,399
   Capital gain distribution
     from mutual funds              484,283        74,821           --       52,328       12,071
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  1,280,885       539,247      (87,416)      87,138       96,485
                                -----------   -----------  -----------   ----------    ---------
Increase (decrease) in net
  assets from operations          1,892,183       751,046    1,294,577      171,799      114,795
                                -----------   -----------  -----------   ----------    ---------

From contract transactions:
   Payments received from
     contract owners                256,583       179,294      782,895       60,904        8,090
   Payments for contract
     benefits or terminations      (211,827)      (76,404)    (709,204)          --      (50,884)
   Policy loans                     (21,916)        1,766      (84,126)          --        6,475
   Transfers between
     sub-accounts (including
     fixed account), net            250,481       122,211     (474,798)     442,996      140,497
   Contract maintenance
     charges                       (185,087)     (131,820)    (771,592)     (24,062)      (6,320)
                                -----------   -----------  -----------   ----------    ---------
Increase (decrease) in net
  assets from contract
  transactions                       88,234        95,047   (1,256,825)     479,838       97,858
                                -----------   -----------  -----------   ----------    ---------

Increase (decrease) in net
  assets                          1,980,417       846,093       37,752      651,637      212,653
Net assets at beginning of
  period                          6,171,284     2,548,701   16,518,290      822,148      324,428
                                -----------   -----------  -----------   ----------    ---------
Net assets at end of period     $ 8,151,701   $ 3,394,794  $16,556,042   $1,473,785    $ 537,081
                                ===========   ===========  ===========   ==========    =========

Beginning units                     308,315       177,407      819,555       71,357       29,438
Units issued                         57,242        33,730      119,692       56,676       16,288
Units redeemed                      (42,816)      (26,303)    (178,042)     (17,181)      (7,852)
                                -----------   -----------  -----------   ----------    ---------
Ending units                        322,741       184,834      761,205      110,852       37,874
                                ===========   ===========  ===========   ==========    =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                    AST SA
                                            American    American                  Wellington
                                American    Funds IS    Funds IS     American      Capital
                                Funds IS     Growth-   High-Income   Funds IS    Appreciation
                               Growth Fund Income Fund  Bond Fund  International  Portfolio
                                 Class 2     Class 2     Class 2   Fund Class 2    Class 3
                               ----------- ----------- ----------- ------------- ------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                   $    7,269  $   28,336   $ 21,368     $   9,126     $     --
   Mortality and expense risk
     and administrative
     charges                       (3,092)     (4,708)      (867)       (1,064)        (577)
                               ----------  ----------   --------     ---------     --------
   Net investment income
     (loss)                         4,177      23,628     20,501         8,062         (577)
   Net realized gain (loss)        23,030      50,769      1,422        30,503       11,033
   Capital gain distribution
     from mutual funds            103,509     119,796         --        14,148       27,151
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 (216,155)   (257,155)   (32,358)     (116,553)     (43,556)
                               ----------  ----------   --------     ---------     --------
Increase (decrease) in net
  assets from operations          (85,439)    (62,962)   (10,435)      (63,840)      (5,949)
                               ----------  ----------   --------     ---------     --------

From contract transactions:
   Payments received from
     contract owners              336,432     648,304     68,368        84,362       41,301
   Payments for contract
     benefits or terminations     (12,178)    (33,894)   (11,964)      (14,711)     (16,527)
   Policy loans                       408          11          5            --           --
   Transfers between
     sub-accounts (including
     fixed account), net          969,100     369,464    102,917       166,959       75,806
   Contract maintenance
     charges                     (249,289)   (323,855)   (50,101)      (59,467)     (24,279)
                               ----------  ----------   --------     ---------     --------
Increase (decrease) in net
  assets from contract
  transactions                  1,044,473     660,030    109,225       177,143       76,301
                               ----------  ----------   --------     ---------     --------

Increase (decrease) in net
  assets                          959,034     597,068     98,790       113,303       70,352
Net assets at beginning of
  period                          811,781   1,464,609    262,674       412,489      162,533
                               ----------  ----------   --------     ---------     --------
Net assets at end of period    $1,770,815  $2,061,677   $361,464     $ 525,792     $232,885
                               ==========  ==========   ========     =========     ========

Beginning units                    52,954     102,846     23,439        32,925       10,103
Units issued                      102,941      98,674     16,901        36,745        9,763
Units redeemed                    (17,391)    (43,233)    (6,263)      (17,998)      (3,090)
                               ----------  ----------   --------     ---------     --------
Ending units                      138,504     158,287     34,077        51,672       16,776
                               ==========  ==========   ========     =========     ========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                   $    3,582  $   18,187   $ 16,574     $   4,225     $     --
   Mortality and expense risk
     and administrative
     charges                         (308)       (797)      (286)         (193)         (80)
                               ----------  ----------   --------     ---------     --------
   Net investment income
     (loss)                         3,274      17,390     16,288         4,032          (80)
   Net realized gain (loss)        11,211          36        681         1,657          716
   Capital gain distribution
     from mutual funds             56,942      65,229         --         2,255       12,739
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   80,855     130,384     (4,835)       49,639       22,601
                               ----------  ----------   --------     ---------     --------
Increase (decrease) in net
  assets from operations          152,282     213,039     12,134        57,583       35,976
                               ----------  ----------   --------     ---------     --------

From contract transactions:
   Payments received from
     contract owners               14,146      19,415      8,173        10,476        6,163
   Payments for contract
     benefits or terminations          --      (7,855)        --            --           --
   Policy loans                        --         (30)       (19)           --           --
   Transfers between
     sub-accounts (including
     fixed account), net          163,312     512,775    110,053       199,312       25,342
   Contract maintenance
     charges                       (8,205)    (12,736)    (6,542)       (3,795)      (3,047)
                               ----------  ----------   --------     ---------     --------
Increase (decrease) in net
  assets from contract
  transactions                    169,253     511,569    111,665       205,993       28,458
                               ----------  ----------   --------     ---------     --------

Increase (decrease) in net
  assets                          321,535     724,608    123,799       263,576       64,434
Net assets at beginning of
  period                          490,246     740,001    138,875       148,913       98,099
                               ----------  ----------   --------     ---------     --------
Net assets at end of period    $  811,781  $1,464,609   $262,674     $ 412,489     $162,533
                               ==========  ==========   ========     =========     ========

Beginning units                    40,194      62,791     13,125        15,568        8,075
Units issued                       20,071      50,684     11,519        20,237        3,575
Units redeemed                     (7,311)    (10,629)    (1,205)       (2,880)      (1,547)
                               ----------  ----------   --------     ---------     --------
Ending units                       52,954     102,846     23,439        32,925       10,103
                               ==========  ==========   ========     =========     ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                   AST SA
                                 Wellington                        Dreyfus VIF       Dreyfus VIF
                                 Government      Dreyfus IP       International     Opportunistic      Dreyfus VIF
                                and Quality     MidCap Stock          Value           Small Cap       Quality Bond
                               Bond Portfolio Portfolio Initial Portfolio Initial Portfolio Initial Portfolio Initial
                                  Class 3          Shares            Shares            Shares            Shares
                               -------------- ----------------- ----------------- ----------------- -----------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                      $  1,812       $    28,014        $  2,385         $        --       $  124,122
   Mortality and expense risk
     and administrative
     charges                          (225)          (21,129)           (292)            (37,347)         (20,722)
                                  --------       -----------        --------         -----------       ----------
   Net investment income
     (loss)                          1,587             6,885           2,093             (37,347)         103,400
   Net realized gain (loss)           (706)           71,741           8,105             285,707          (42,742)
   Capital gain distribution
     from mutual funds                  35           574,389              --           1,395,678               --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    (1,049)       (1,412,062)        (34,101)         (3,191,794)        (206,089)
                                  --------       -----------        --------         -----------       ----------
Increase (decrease) in net
  assets from operations              (133)         (759,047)        (23,903)         (1,547,756)        (145,431)
                                  --------       -----------        --------         -----------       ----------

From contract transactions:
   Payments received from
     contract owners                20,448           196,637          10,276             407,667          282,291
   Payments for contract
     benefits or terminations           --          (239,028)         (9,465)           (367,016)        (196,816)
   Policy loans                         --            (7,618)            193             (70,404)          (2,382)
   Transfers between
     sub-accounts (including
     fixed account), net            37,099           134,675            (238)            120,188         (239,676)
   Contract maintenance
     charges                       (20,281)         (385,446)         (5,072)           (450,321)        (428,090)
                                  --------       -----------        --------         -----------       ----------
Increase (decrease) in net
  assets from contract
  transactions                      37,266          (300,780)         (4,306)           (359,886)        (584,673)
                                  --------       -----------        --------         -----------       ----------

Increase (decrease) in net
  assets                            37,133        (1,059,827)        (28,209)         (1,907,642)        (730,104)
Net assets at beginning of
  period                            79,385         5,029,990         145,813           8,315,220        4,826,798
                                  --------       -----------        --------         -----------       ----------
Net assets at end of period       $116,518       $ 3,970,163        $117,604         $ 6,407,578       $4,096,694
                                  ========       ===========        ========         ===========       ==========

Beginning units                      7,570           215,289          11,834             361,865          341,206
Units issued                         6,813            15,753           8,454              22,739           21,087
Units redeemed                      (3,083)          (28,710)         (9,348)            (38,620)         (64,001)
                                  --------       -----------        --------         -----------       ----------
Ending units                        11,300           202,332          10,940             345,984          298,292
                                  ========       ===========        ========         ===========       ==========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                      $  1,202       $    52,173        $  1,861         $        --       $  102,333
   Mortality and expense risk
     and administrative
     charges                           (32)          (20,853)           (371)            (33,747)         (22,134)
                                  --------       -----------        --------         -----------       ----------
   Net investment income
     (loss)                          1,170            31,320           1,490             (33,747)          80,199
   Net realized gain (loss)           (176)          124,544             109             277,080          (10,213)
   Capital gain distribution
     from mutual funds                  --            77,080              --              87,673               --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                       772           442,726          29,719           1,316,412          121,401
                                  --------       -----------        --------         -----------       ----------
Increase (decrease) in net
  assets from operations             1,766           675,670          31,318           1,647,418          191,387
                                  --------       -----------        --------         -----------       ----------

From contract transactions:
   Payments received from
     contract owners                 4,141           209,653          10,941             422,761          290,134
   Payments for contract
     benefits or terminations           --          (160,233)         (1,976)           (295,089)        (187,139)
   Policy loans                         --           (28,573)          2,523              24,072              (99)
   Transfers between
     sub-accounts (including
     fixed account), net            16,155          (149,085)         (1,739)            (54,102)          94,236
   Contract maintenance
     charges                          (865)         (352,460)         (5,216)           (462,342)        (426,887)
                                  --------       -----------        --------         -----------       ----------
Increase (decrease) in net
  assets from contract
  transactions                      19,431          (480,698)          4,533            (364,700)        (229,755)
                                  --------       -----------        --------         -----------       ----------

Increase (decrease) in net
  assets                            21,197           194,972          35,851           1,282,718          (38,368)
Net assets at beginning of
  period                            58,188         4,835,018         109,962           7,032,502        4,865,166
                                  --------       -----------        --------         -----------       ----------
Net assets at end of period       $ 79,385       $ 5,029,990        $145,813         $ 8,315,220       $4,826,798
                                  ========       ===========        ========         ===========       ==========

Beginning units                      5,735           237,494          11,400             379,560          357,140
Units issued                         2,450             8,947           1,071              14,772           22,272
Units redeemed                        (615)          (31,152)           (637)            (32,467)         (38,206)
                                  --------       -----------        --------         -----------       ----------
Ending units                         7,570           215,289          11,834             361,865          341,206
                                  ========       ===========        ========         ===========       ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                               Fidelity VIP
                                   Asset     Fidelity VIP  Fidelity VIP   Fidelity VIP   Fidelity VIP
                                  Manager     Contrafund   Equity-Income    Freedom        Freedom
                                 Portfolio     Portfolio     Portfolio   2020 Portfolio 2025 Portfolio
                               Service Class Service Class Service Class Service Class  Service Class
                                     2             2             2             2              2
                               ------------- ------------- ------------- -------------- --------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                    $   61,021    $   142,561   $   346,425    $   5,031      $   7,356
   Mortality and expense risk
     and administrative
     charges                       (19,926)      (141,076)      (73,257)      (1,785)        (2,635)
                                ----------    -----------   -----------    ---------      ---------
   Net investment income
     (loss)                         41,095          1,485       273,168        3,246          4,721
   Net realized gain (loss)        (52,826)     1,020,086       172,399        3,453         19,843
   Capital gain distribution
     from mutual funds             145,905      2,940,930       808,618       14,687         11,836
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (379,970)    (5,990,205)   (2,734,734)     (48,186)       (79,560)
                                ----------    -----------   -----------    ---------      ---------
Increase (decrease) in net
  assets from operations          (245,796)    (2,027,704)   (1,480,549)     (26,800)       (43,160)
                                ----------    -----------   -----------    ---------      ---------

From contract transactions:
   Payments received from
     contract owners               297,719      1,624,260       865,446       38,435         93,002
   Payments for contract
     benefits or terminations     (355,118)    (2,094,141)     (814,655)    (101,917)        (1,136)
   Policy loans                    (98,209)      (203,241)      (29,974)        (219)        (8,529)
   Transfers between
     sub-accounts (including
     fixed account), net             5,021       (177,649)     (363,986)      90,196          1,881
   Contract maintenance
     charges                      (317,402)    (2,144,916)     (846,768)     (26,111)       (93,679)
                                ----------    -----------   -----------    ---------      ---------
Increase (decrease) in net
  assets from contract
  transactions                    (467,989)    (2,995,687)   (1,189,937)         384         (8,461)
                                ----------    -----------   -----------    ---------      ---------

Increase (decrease) in net
  assets                          (713,785)    (5,023,391)   (2,670,486)     (26,416)       (51,621)
Net assets at beginning of
  period                         4,494,686     33,416,374    17,674,993      387,130        611,436
                                ----------    -----------   -----------    ---------      ---------
Net assets at end of period     $3,780,901    $28,392,983   $15,004,507    $ 360,714      $ 559,815
                                ==========    ===========   ===========    =========      =========

Beginning units                    288,419      1,633,046       980,078       24,020         35,817
Units issued                        27,517        145,196        83,391       19,751          9,480
Units redeemed                     (57,341)      (266,076)     (145,502)     (20,233)        (9,999)
                                ----------    -----------   -----------    ---------      ---------
Ending units                       258,595      1,512,166       917,967       23,538         35,298
                                ==========    ===========   ===========    =========      =========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                    $   70,788    $   248,345   $   256,126    $   4,647      $   7,217
   Mortality and expense risk
     and administrative
     charges                       (20,738)      (141,748)      (76,304)      (1,904)        (3,214)
                                ----------    -----------   -----------    ---------      ---------
   Net investment income
     (loss)                         50,050        106,597       179,822        2,743          4,003
   Net realized gain (loss)        (17,254)     1,210,979       230,958       20,455         58,685
   Capital gain distribution
     from mutual funds             491,751      1,754,467       362,070       10,800         19,840
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    19,173      3,076,774     1,197,102       22,809         26,453
                                ----------    -----------   -----------    ---------      ---------
Increase (decrease) in net
  assets from operations           543,720      6,148,817     1,969,952       56,807        108,981
                                ----------    -----------   -----------    ---------      ---------

From contract transactions:
   Payments received from
     contract owners               341,564      1,475,522       838,441       44,862         89,139
   Payments for contract
     benefits or terminations     (220,652)    (1,391,806)     (992,090)     (38,621)      (113,343)
   Policy loans                    (28,783)      (172,093)      (73,935)     (19,613)        14,952
   Transfers between
     sub-accounts (including
     fixed account), net             2,243     (1,253,080)     (148,117)     (11,275)      (132,795)
   Contract maintenance
     charges                      (334,127)    (1,891,023)     (841,026)     (19,860)       (86,486)
                                ----------    -----------   -----------    ---------      ---------
Increase (decrease) in net
  assets from contract
  transactions                    (239,755)    (3,232,480)   (1,216,727)     (44,507)      (228,533)
                                ----------    -----------   -----------    ---------      ---------

Increase (decrease) in net
  assets                           303,965      2,916,337       753,225       12,300       (119,552)
Net assets at beginning of
  period                         4,190,721     30,500,037    16,921,768      374,830        730,988
                                ----------    -----------   -----------    ---------      ---------
Net assets at end of period     $4,494,686    $33,416,374   $17,674,993    $ 387,130      $ 611,436
                                ==========    ===========   ===========    =========      =========

Beginning units                    302,946      1,776,410     1,042,442       26,732         49,071
Units issued                        29,035        198,644       122,043        6,711         21,317
Units redeemed                     (43,562)      (342,008)     (184,407)      (9,423)       (34,571)
                                ----------    -----------   -----------    ---------      ---------
Ending units                       288,419      1,633,046       980,078       24,020         35,817
                                ==========    ===========   ===========    =========      =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                              Fidelity VIP
                                Fidelity VIP   Government   Fidelity VIP  Fidelity VIP     FTVIP
                                  Freedom     Money Market     Growth        Mid Cap      Franklin
                               2030 Portfolio   Portfolio     Portfolio     Portfolio      Mutual
                               Service Class  Service Class Service Class Service Class  Shares VIP
                                     2              2             2             2       Fund Class 2
                               -------------- ------------- ------------- ------------- ------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                     $   29,664    $     7,316   $     8,330   $    39,912  $   158,589
   Mortality and expense risk
     and administrative
     charges                        (10,710)        (1,321)      (90,672)      (43,073)     (29,868)
                                 ----------    -----------   -----------   -----------  -----------
   Net investment income
     (loss)                          18,954          5,995       (82,342)       (3,161)     128,721
   Net realized gain (loss)         108,234             --       921,279       173,582      130,770
   Capital gain distribution
     from mutual funds               69,300             --     2,879,611       905,353      246,943
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   (418,023)            --    (3,723,760)   (2,494,588)  (1,121,010)
                                 ----------    -----------   -----------   -----------  -----------
Increase (decrease) in net
  assets from operations           (221,535)         5,995        (5,212)   (1,418,814)    (614,576)
                                 ----------    -----------   -----------   -----------  -----------

From contract transactions:
   Payments received from
     contract owners                117,054      8,827,294       915,784       592,165      474,830
   Payments for contract
     benefits or terminations      (182,946)          (232)   (1,723,956)   (1,170,477)    (469,588)
   Policy loans                      (2,586)            --       (46,747)      (69,492)     (97,216)
   Transfers between
     sub-accounts (including
     fixed account), net                968     (8,041,766)     (138,415)      (84,584)      68,407
   Contract maintenance
     charges                        (93,191)      (285,598)     (955,263)     (494,237)    (355,937)
                                 ----------    -----------   -----------   -----------  -----------
Increase (decrease) in net
  assets from contract
  transactions                     (160,701)       499,698    (1,948,597)   (1,226,625)    (379,504)
                                 ----------    -----------   -----------   -----------  -----------

Increase (decrease) in net
  assets                           (382,236)       505,693    (1,953,809)   (2,645,439)    (994,080)
Net assets at beginning of
  period                          2,741,857        517,760    19,660,993    10,717,435    6,983,291
                                 ----------    -----------   -----------   -----------  -----------
Net assets at end of period      $2,359,621    $ 1,023,453   $17,707,184   $ 8,071,996  $ 5,989,211
                                 ==========    ===========   ===========   ===========  ===========

Beginning units                     156,726         51,864       909,510       493,472      416,827
Units issued                         36,366      1,035,869        85,763        55,101       67,229
Units redeemed                      (43,548)      (986,560)     (159,438)     (106,486)     (83,419)
                                 ----------    -----------   -----------   -----------  -----------
Ending units                        149,544        101,173       835,835       442,087      400,637
                                 ==========    ===========   ===========   ===========  ===========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                     $   29,867    $     1,145   $    14,538   $    50,011  $   156,695
   Mortality and expense risk
     and administrative
     charges                        (10,802)         1,392       (81,237)      (46,114)     (32,615)
                                 ----------    -----------   -----------   -----------  -----------
   Net investment income
     (loss)                          19,065          2,537       (66,699)        3,897      124,080
   Net realized gain (loss)          27,902             --       803,586       177,491      168,770
   Capital gain distribution
     from mutual funds               88,664             --     1,267,763       490,637      284,164
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    322,677             --     3,112,700     1,222,195      (47,877)
                                 ----------    -----------   -----------   -----------  -----------
Increase (decrease) in net
  assets from operations            458,308          2,537     5,117,350     1,894,220      529,137
                                 ----------    -----------   -----------   -----------  -----------

From contract transactions:
   Payments received from
     contract owners                123,636        369,652       756,490       501,850      397,025
   Payments for contract
     benefits or terminations       (65,382)            --      (751,208)     (576,056)    (295,848)
   Policy loans                      (6,262)            --       (75,919)      (32,637)     (29,326)
   Transfers between
     sub-accounts (including
     fixed account), net             90,477       (278,793)      206,393      (723,633)    (176,443)
   Contract maintenance
     charges                        (90,807)       (19,805)     (813,537)     (445,510)    (314,258)
                                 ----------    -----------   -----------   -----------  -----------
Increase (decrease) in net
  assets from contract
  transactions                       51,662         71,054      (677,781)   (1,275,986)    (418,850)
                                 ----------    -----------   -----------   -----------  -----------

Increase (decrease) in net
  assets                            509,970         73,591     4,439,569       618,234      110,287
Net assets at beginning of
  period                          2,231,887        444,169    15,221,424    10,099,201    6,873,004
                                 ----------    -----------   -----------   -----------  -----------
Net assets at end of period      $2,741,857    $   517,760   $19,660,993   $10,717,435  $ 6,983,291
                                 ==========    ===========   ===========   ===========  ===========

Beginning units                     152,631         45,162       934,128       543,458      438,899
Units issued                         25,183        299,892        95,765       111,740       70,503
Units redeemed                      (21,088)      (293,190)     (120,383)     (161,726)     (92,575)
                                 ----------    -----------   -----------   -----------  -----------
Ending units                        156,726         51,864       909,510       493,472      416,827
                                 ==========    ===========   ===========   ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                FTVIP                                   Goldman
                                   FTVIP       Franklin      FTVIP                     Sachs VIT
                               Franklin Small Small-Mid  Franklin U.S.     FTVIP       Strategic
                                 Cap Value    Cap Growth   Government    Templeton    Growth Fund
                                  VIP Fund     VIP Fund  Securities VIP Foreign VIP  Institutional
                                  Class 2      Class 2    Fund Class 2  Fund Class 2    Shares
                               -------------- ---------- -------------- ------------ -------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                    $    69,487    $    --     $   49,594   $   131,722   $    15,810
   Mortality and expense risk
     and administrative
     charges                        (33,323)      (129)        (8,436)      (22,376)       (8,426)
                                -----------    -------     ----------   -----------   -----------
   Net investment income
     (loss)                          36,164       (129)        41,158       109,346         7,384
   Net realized gain (loss)        (236,869)      (662)       (35,622)       (5,299)       81,885
   Capital gain distribution
     from mutual funds            1,183,385      2,568             --            --     1,585,519
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 (1,955,757)    (3,020)       (11,915)     (897,039)   (1,703,314)
                                -----------    -------     ----------   -----------   -----------
Increase (decrease) in net
  assets from operations           (973,077)    (1,243)        (6,379)     (792,992)      (28,526)
                                -----------    -------     ----------   -----------   -----------

From contract transactions:
   Payments received from
     contract owners                383,833        513        125,011       393,300            --
   Payments for contract
     benefits or terminations      (905,553)    (1,377)      (282,838)     (303,973)       (3,844)
   Policy loans                    (159,857)        --          4,481        12,697           (73)
   Transfers between
     sub-accounts (including
     fixed account), net           (135,857)      (364)       (24,058)      (55,481)       (4,059)
   Contract maintenance
     charges                       (338,793)    (1,097)      (145,683)     (419,623)     (166,616)
                                -----------    -------     ----------   -----------   -----------
Increase (decrease) in net
  assets from contract
  transactions                   (1,156,227)    (2,325)      (323,087)     (373,080)     (174,592)
                                -----------    -------     ----------   -----------   -----------

Increase (decrease) in net
  assets                         (2,129,304)    (3,568)      (329,466)   (1,166,072)     (203,118)
Net assets at beginning of
  period                          8,451,891     25,778      1,928,613     5,292,633     3,384,434
                                -----------    -------     ----------   -----------   -----------
Net assets at end of period     $ 6,322,587    $22,210     $1,599,147   $ 4,126,561   $ 3,181,316
                                ===========    =======     ==========   ===========   ===========

Beginning units                     385,185      1,286        151,946       422,235       147,120
Units issued                         44,957         24         12,910        63,618             1
Units redeemed                      (92,721)      (133)       (39,021)      (88,915)       (7,045)
                                -----------    -------     ----------   -----------   -----------
Ending units                        337,421      1,177        125,835       396,938       140,076
                                ===========    =======     ==========   ===========   ===========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                    $    40,778    $    --     $   51,612   $   132,862   $    16,284
   Mortality and expense risk
     and administrative
     charges                        (36,215)      (118)       (11,073)      (24,713)       (7,252)
                                -----------    -------     ----------   -----------   -----------
   Net investment income
     (loss)                           4,563       (118)        40,539       108,149         9,032
   Net realized gain (loss)          33,634       (462)       (39,737)        5,352        50,993
   Capital gain distribution
     from mutual funds              557,711      2,363             --            --       141,109
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    199,424      2,596         22,666       655,534       605,731
                                -----------    -------     ----------   -----------   -----------
Increase (decrease) in net
  assets from operations            795,332      4,379         23,468       769,035       806,865
                                -----------    -------     ----------   -----------   -----------

From contract transactions:
   Payments received from
     contract owners                301,029        140        138,653       373,546            --
   Payments for contract
     benefits or terminations      (236,379)        --        (56,593)     (231,490)       (1,088)
   Policy loans                     (17,307)        --         (2,309)       52,959            --
   Transfers between
     sub-accounts (including
     fixed account), net           (454,042)     1,760       (802,689)     (122,465)          (15)
   Contract maintenance
     charges                       (316,211)    (1,182)      (173,044)     (421,377)     (129,246)
                                -----------    -------     ----------   -----------   -----------
Increase (decrease) in net
  assets from contract
  transactions                     (722,910)       718       (895,982)     (348,827)     (130,349)
                                -----------    -------     ----------   -----------   -----------

Increase (decrease) in net
  assets                             72,422      5,097       (872,514)      420,208       676,516
Net assets at beginning of
  period                          8,379,469     20,681      2,801,127     4,872,425     2,707,918
                                -----------    -------     ----------   -----------   -----------
Net assets at end of period     $ 8,451,891    $25,778     $1,928,613   $ 5,292,633   $ 3,384,434
                                ===========    =======     ==========   ===========   ===========

Beginning units                     417,273      1,247        222,589       443,064       153,434
Units issued                         94,077         99         59,391        76,070            --
Units redeemed                     (126,165)       (60)      (130,034)      (96,899)       (6,314)
                                -----------    -------     ----------   -----------   -----------
Ending units                        385,185      1,286        151,946       422,235       147,120
                                ===========    =======     ==========   ===========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                               Invesco V.I.                Invesco V.I. Invesco V.I.  Invesco V.I.
                                 American    Invesco V.I.  Global Real   Government    Growth and
                                 Franchise    Core Equity  Estate Fund   Securities   Income Fund
                               Fund Series I Fund Series I   Series I   Fund Series I   Series I
                               ------------- ------------- ------------ ------------- ------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                      $    --     $    71,264    $ 17,397     $    268    $   219,829
   Mortality and expense risk
     and administrative
     charges                          (74)        (36,775)     (1,063)         (76)       (47,578)
                                  -------     -----------    --------     --------    -----------
   Net investment income
     (loss)                           (74)         34,489      16,334          192        172,251
   Net realized gain (loss)           263         315,256       2,323         (449)        85,956
   Capital gain distribution
     from mutual funds                927         510,400       5,440           --      1,001,921
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   (1,642)     (1,608,396)    (52,728)         100     (2,704,455)
                                  -------     -----------    --------     --------    -----------
Increase (decrease) in net
  assets from operations             (526)       (748,251)    (28,631)        (157)    (1,444,327)
                                  -------     -----------    --------     --------    -----------

From contract transactions:
   Payments received from
     contract owners                  300         522,117      73,826          205        651,329
   Payments for contract
     benefits or terminations        (354)       (459,727)     (5,517)      (9,341)      (679,246)
   Policy loans                        --         (60,052)       (405)         (40)      (140,988)
   Transfers between
     sub-accounts (including
     fixed account), net               (4)       (175,713)     19,852          285        224,538
   Contract maintenance
     charges                         (349)       (542,560)    (28,299)      (1,092)      (634,745)
                                  -------     -----------    --------     --------    -----------
Increase (decrease) in net
  assets from contract
  transactions                       (407)       (715,935)     59,457       (9,983)      (579,112)
                                  -------     -----------    --------     --------    -----------

Increase (decrease) in net
  assets                             (933)     (1,464,186)     30,826      (10,140)    (2,023,439)
Net assets at beginning of
  period                           13,934       8,441,402     407,776       22,190     11,158,029
                                  -------     -----------    --------     --------    -----------
Net assets at end of period       $13,001     $ 6,977,216    $438,602     $ 12,050    $ 9,134,590
                                  =======     ===========    ========     ========    ===========

Beginning units                       630         472,905      28,044        1,994        532,628
Units issued                           11          26,164      11,362           36         86,522
Units redeemed                        (28)        (66,075)     (7,322)        (948)      (103,263)
                                  -------     -----------    --------     --------    -----------
Ending units                          613         432,994      32,084        1,082        515,887
                                  =======     ===========    ========     ========    ===========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                      $    11     $    84,594    $ 13,373     $    472    $   161,273
   Mortality and expense risk
     and administrative
     charges                          (70)        (37,152)       (692)        (130)       (47,160)
                                  -------     -----------    --------     --------    -----------
   Net investment income
     (loss)                           (59)         47,442      12,681          342        114,113
   Net realized gain (loss)         1,184         206,503       4,240         (179)        93,546
   Capital gain distribution
     from mutual funds              1,031         423,732       6,787           --        443,127
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    1,131         300,836      23,660          266        725,330
                                  -------     -----------    --------     --------    -----------
Increase (decrease) in net
  assets from operations            3,287         978,513      47,368          429      1,376,116
                                  -------     -----------    --------     --------    -----------

From contract transactions:
   Payments received from
     contract owners                  375         550,396      33,119           56        450,307
   Payments for contract
     benefits or terminations      (3,493)       (366,136)    (46,880)          --       (354,851)
   Policy loans                        44         (31,120)      4,655          (39)         3,618
   Transfers between
     sub-accounts (including
     fixed account), net               (7)        (43,990)     37,366       (5,187)       (87,510)
   Contract maintenance
     charges                         (489)       (565,060)     (8,555)      (2,690)      (538,155)
                                  -------     -----------    --------     --------    -----------
Increase (decrease) in net
  assets from contract
  transactions                     (3,570)       (455,910)     19,705       (7,860)      (526,591)
                                  -------     -----------    --------     --------    -----------

Increase (decrease) in net
  assets                             (283)        522,603      67,073       (7,431)       849,525
Net assets at beginning of
  period                           14,217       7,918,799     340,703       29,621     10,308,504
                                  -------     -----------    --------     --------    -----------
Net assets at end of period       $13,934     $ 8,441,402    $407,776     $ 22,190    $11,158,029
                                  =======     ===========    ========     ========    ===========

Beginning units                       815         499,400      26,458        2,700        547,160
Units issued                           18          20,855      10,126           26         86,284
Units redeemed                       (203)        (47,350)     (8,540)        (732)      (100,816)
                                  -------     -----------    --------     --------    -----------
Ending units                          630         472,905      28,044        1,994        532,628
                                  =======     ===========    ========     ========    ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                           Janus
                                                              Janus                      Henderson
                                                            Henderson                     Global
                                             Invesco V.I.   Enterprise       Janus       Research
                               Invesco V.I.  International  Portfolio      Henderson     Portfolio
                                High Yield    Growth Fund    Service    Forty Portfolio   Service
                               Fund Series I   Series I       Shares    Service Shares    Shares
                               ------------- ------------- -----------  --------------- ----------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                    $  101,308    $   151,528  $     7,587     $      --    $   31,458
   Mortality and expense risk
     and administrative
     charges                       (13,586)       (32,280)     (32,925)       (2,638)      (14,549)
                                ----------    -----------  -----------     ---------    ----------
   Net investment income
     (loss)                         87,722        119,248      (25,338)       (2,638)       16,909
   Net realized gain (loss)         (7,135)       256,524      647,127        33,772       114,637
   Capital gain distribution
     from mutual funds                  --         51,316      349,729       108,290            --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (159,290)    (1,604,543)  (1,007,675)     (127,366)     (359,271)
                                ----------    -----------  -----------     ---------    ----------
Increase (decrease) in net
  assets from operations           (78,703)    (1,177,455)     (36,157)       12,058      (227,725)
                                ----------    -----------  -----------     ---------    ----------

From contract transactions:
   Payments received from
     contract owners                39,692        586,926      246,838        66,618       218,241
   Payments for contract
     benefits or terminations     (220,963)      (566,882)    (928,909)      (23,342)     (163,378)
   Policy loans                     (1,269)       (67,808)     (42,720)      (11,260)        3,059
   Transfers between
     sub-accounts (including
     fixed account), net            10,594          8,398      595,556         6,970       (19,958)
   Contract maintenance
     charges                       (45,711)      (442,898)    (268,843)      (23,938)     (232,164)
                                ----------    -----------  -----------     ---------    ----------
Increase (decrease) in net
  assets from contract
  transactions                    (217,657)      (482,264)    (398,078)       15,048      (194,200)
                                ----------    -----------  -----------     ---------    ----------

Increase (decrease) in net
  assets                          (296,360)    (1,659,719)    (434,235)       27,106      (421,925)
Net assets at beginning of
  period                         2,066,246      8,074,309    6,766,100       686,757     3,240,331
                                ----------    -----------  -----------     ---------    ----------
Net assets at end of period     $1,769,886    $ 6,414,590  $ 6,331,865     $ 713,863    $2,818,406
                                ==========    ===========  ===========     =========    ==========

Beginning units                    152,651        549,092      264,281        31,036       201,456
Units issued                         8,733         94,627       52,792        27,035         8,626
Units redeemed                     (25,342)      (118,230)     (56,238)      (24,750)      (20,731)
                                ----------    -----------  -----------     ---------    ----------
Ending units                       136,042        525,489      260,835        33,321       189,351
                                ==========    ===========  ===========     =========    ==========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                    $   82,929    $   111,233  $     8,766     $      --    $   20,678
   Mortality and expense risk
     and administrative
     charges                       (12,715)       (34,214)     (29,785)       (2,639)      (13,294)
                                ----------    -----------  -----------     ---------    ----------
   Net investment income
     (loss)                         70,214         77,019      (21,019)       (2,639)        7,384
   Net realized gain (loss)          1,897        248,397      238,108           566        96,689
   Capital gain distribution
     from mutual funds                  --             --      400,708        33,657            --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    40,802      1,178,348      814,447       126,439       578,225
                                ----------    -----------  -----------     ---------    ----------
Increase (decrease) in net
  assets from operations           112,913      1,503,764    1,432,244       158,023       682,298
                                ----------    -----------  -----------     ---------    ----------

From contract transactions:
   Payments received from
     contract owners                43,426        451,321      219,254        39,309       262,884
   Payments for contract
     benefits or terminations      (38,234)      (436,684)    (300,755)       (6,433)      (95,242)
   Policy loans                     (4,128)       (29,007)     (28,529)        8,120        (8,462)
   Transfers between
     sub-accounts (including
     fixed account), net           (12,431)       265,674      163,063       (40,703)      (19,049)
   Contract maintenance
     charges                       (49,098)      (412,720)    (205,667)      (15,429)     (232,818)
                                ----------    -----------  -----------     ---------    ----------
Increase (decrease) in net
  assets from contract
  transactions                     (60,465)      (161,416)    (152,634)      (15,136)      (92,687)
                                ----------    -----------  -----------     ---------    ----------

Increase (decrease) in net
  assets                            52,448      1,342,348    1,279,610       142,887       589,611
Net assets at beginning of
  period                         2,013,798      6,731,961    5,486,490       543,870     2,650,720
                                ----------    -----------  -----------     ---------    ----------
Net assets at end of period     $2,066,246    $ 8,074,309  $ 6,766,100     $ 686,757    $3,240,331
                                ==========    ===========  ===========     =========    ==========

Beginning units                    157,151        551,286      264,025        32,085       207,662
Units issued                         2,398         94,332       38,074         3,758        12,937
Units redeemed                      (6,898)       (96,526)     (37,818)       (4,807)      (19,143)
                                ----------    -----------  -----------     ---------    ----------
Ending units                       152,651        549,092      264,281        31,036       201,456
                                ==========    ===========  ===========     =========    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                  Janus                      JPMorgan     JPMorgan
                                Henderson      JPMorgan      Insurance    Insurance
                                Overseas      Insurance    Trust Mid Cap Trust Small
                                Portfolio     Trust Core       Value      Cap Core      MFS VIT
                                 Service    Bond Portfolio   Portfolio    Portfolio  Growth Series
                                 Shares        Class 1        Class 1      Class 1   Initial Class
                               -----------  -------------- ------------- ----------- -------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                   $   119,399    $   20,198     $   7,533   $   14,549   $    11,743
   Mortality and expense risk
     and administrative
     charges                       (30,738)       (2,737)       (3,539)     (15,806)      (60,085)
                               -----------    ----------     ---------   ----------   -----------
   Net investment income
     (loss)                         88,661        17,461         3,994       (1,257)      (48,342)
   Net realized gain (loss)        (83,110)      (15,476)       25,924      111,378       732,234
   Capital gain distribution
     from mutual funds                  --         1,376        12,591      249,635       871,426
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (1,107,497)        4,787      (135,388)    (785,705)   (1,246,129)
                               -----------    ----------     ---------   ----------   -----------
Increase (decrease) in net
  assets from operations        (1,101,946)        8,148       (92,879)    (425,949)      309,189
                               -----------    ----------     ---------   ----------   -----------

From contract transactions:
   Payments received from
     contract owners               620,464       223,302            --      168,996       556,738
   Payments for contract
     benefits or terminations     (525,758)      (27,920)      (17,946)    (348,636)     (625,524)
   Policy loans                     (7,208)          556        (3,694)      (6,124)      (12,419)
   Transfers between
     sub-accounts (including
     fixed account), net          (107,981)      458,086            19       24,562       (19,558)
   Contract maintenance
     charges                      (543,198)     (118,543)      (31,529)    (218,388)     (733,405)
                               -----------    ----------     ---------   ----------   -----------
Increase (decrease) in net
  assets from contract
  transactions                    (563,681)      535,481       (53,150)    (379,590)     (834,168)
                               -----------    ----------     ---------   ----------   -----------

Increase (decrease) in net
  assets                        (1,665,627)      543,629      (146,029)    (805,539)     (524,979)
Net assets at beginning of
  period                         7,631,682       721,668       809,906    3,906,888    12,198,289
                               -----------    ----------     ---------   ----------   -----------
Net assets at end of period    $ 5,966,055    $1,265,297     $ 663,877   $3,101,349   $11,673,310
                               ===========    ==========     =========   ==========   ===========

Beginning units                    811,335        64,724        22,040      161,743       500,388
Units issued                       134,905        82,865           454       14,172        21,903
Units redeemed                    (173,885)      (29,113)       (1,922)     (28,936)      (53,765)
                               -----------    ----------     ---------   ----------   -----------
Ending units                       772,355       118,476        20,572      146,979       468,526
                               ===========    ==========     =========   ==========   ===========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                   $   112,622    $   14,738     $   6,412   $   12,115   $    11,763
   Mortality and expense risk
     and administrative
     charges                       (31,897)         (914)       (3,592)     (16,304)      (51,635)
                               -----------    ----------     ---------   ----------   -----------
   Net investment income
     (loss)                         80,725        13,824         2,820       (4,189)      (39,872)
   Net realized gain (loss)       (324,704)       (1,094)       17,897      179,245       528,911
   Capital gain distribution
     from mutual funds                  --            --        35,756       26,599       445,108
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 2,062,885         6,424        42,360      316,527     2,027,743
                               -----------    ----------     ---------   ----------   -----------
Increase (decrease) in net
  assets from operations         1,818,906        19,154        98,833      518,182     2,961,890
                               -----------    ----------     ---------   ----------   -----------

From contract transactions:
   Payments received from
     contract owners               530,568        26,545            --      166,548       554,811
   Payments for contract
     benefits or terminations     (283,748)      (36,488)      (30,411)    (207,091)     (448,819)
   Policy loans                    (37,313)        6,554        (5,036)     (53,444)      (86,801)
   Transfers between
     sub-accounts (including
     fixed account), net            63,033       218,230        (2,938)       7,766        26,143
   Contract maintenance
     charges                      (547,012)       (9,473)      (30,780)    (203,567)     (702,094)
                               -----------    ----------     ---------   ----------   -----------
Increase (decrease) in net
  assets from contract
  transactions                    (274,472)      205,368       (69,165)    (289,788)     (656,760)
                               -----------    ----------     ---------   ----------   -----------

Increase (decrease) in net
  assets                         1,544,434       224,522        29,668      228,394     2,305,130
Net assets at beginning of
  period                         6,087,248       497,146       780,238    3,678,494     9,893,159
                               -----------    ----------     ---------   ----------   -----------
Net assets at end of period    $ 7,631,682    $  721,668     $ 809,906   $3,906,888   $12,198,289
                               ===========    ==========     =========   ==========   ===========

Beginning units                    805,816        45,740        24,041      177,044       530,331
Units issued                       159,997        26,844            --       40,547        23,728
Units redeemed                    (154,478)       (7,860)       (2,001)     (55,848)      (53,671)
                               -----------    ----------     ---------   ----------   -----------
Ending units                       811,335        64,724        22,040      161,743       500,388
                               ===========    ==========     =========   ==========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                Morgan
                                  MFS VIT II      MFS VIT New      MFS VIT        MFS VIT     Stanley VIF
                                  Core Equity      Discovery       Research     Total Return    Growth
                               Portfolio Initial Series Initial Series Initial Series Initial  Portfolio
                                     Class           Class          Class          Class        Class I
                               ----------------- -------------- -------------- -------------- -----------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                      $   32,336      $        --     $   22,551     $   5,187    $       --
   Mortality and expense risk
     and administrative
     charges                         (21,192)         (26,067)       (13,854)       (1,274)      (19,930)
                                  ----------      -----------     ----------     ---------    ----------
   Net investment income
     (loss)                           11,144          (26,067)         8,697         3,913       (19,930)
   Net realized gain (loss)           22,064          233,033         80,129         9,177       265,113
   Capital gain distribution
     from mutual funds               498,732          790,901        372,530        10,568       800,996
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    (711,070)      (1,062,069)      (603,714)      (39,364)     (765,726)
                                  ----------      -----------     ----------     ---------    ----------
Increase (decrease) in net
  assets from operations            (179,130)         (64,202)      (142,358)      (15,706)      280,453
                                  ----------      -----------     ----------     ---------    ----------

From contract transactions:
   Payments received from
     contract owners                 206,900          291,660        209,589         2,394       162,846
   Payments for contract
     benefits or terminations       (171,766)        (309,091)      (130,397)      (79,883)     (360,841)
   Policy loans                      (21,769)              (2)       (46,093)          (16)          728
   Transfers between
     sub-accounts (including
     fixed account), net             (44,699)        (139,667)        30,397         2,197       296,457
   Contract maintenance
     charges                        (237,896)        (300,212)      (152,850)      (22,879)     (185,040)
                                  ----------      -----------     ----------     ---------    ----------
Increase (decrease) in net
  assets from contract
  transactions                      (269,230)        (457,312)       (89,354)      (98,187)      (85,850)
                                  ----------      -----------     ----------     ---------    ----------

Increase (decrease) in net
  assets                            (448,360)        (521,514)      (231,712)     (113,893)      194,603
Net assets at beginning of
  period                           4,723,353        5,773,273      3,142,778       329,481     3,716,998
                                  ----------      -----------     ----------     ---------    ----------
Net assets at end of period       $4,274,993      $ 5,251,759     $2,911,066     $ 215,588    $3,911,601
                                  ==========      ===========     ==========     =========    ==========

Beginning units                      352,760          238,545        147,051        18,689       130,942
Units issued                           8,003           33,613         14,974           126        24,233
Units redeemed                       (27,327)         (44,076)       (17,098)       (5,794)      (26,646)
                                  ----------      -----------     ----------     ---------    ----------
Ending units                         333,436          228,082        144,927        13,021       128,529
                                  ==========      ===========     ==========     =========    ==========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                      $   42,257      $        --     $   41,522     $   7,735    $       --
   Mortality and expense risk
     and administrative
     charges                         (19,104)         (23,036)       (12,415)       (1,656)      (15,184)
                                  ----------      -----------     ----------     ---------    ----------
   Net investment income
     (loss)                           23,153          (23,036)        29,107         6,079       (15,184)
   Net realized gain (loss)            1,895           89,482         80,357         8,092       119,290
   Capital gain distribution
     from mutual funds               260,351           99,253        203,937         9,000       280,817
   Change in unrealized
     appreciation
     (depreciation) of
     investments                     666,971        1,033,454        303,679        13,738       703,408
                                  ----------      -----------     ----------     ---------    ----------
Increase (decrease) in net
  assets from operations             952,370        1,199,153        617,080        36,909     1,088,331
                                  ----------      -----------     ----------     ---------    ----------

From contract transactions:
   Payments received from
     contract owners                 250,242          277,292        169,560         4,375       176,980
   Payments for contract
     benefits or terminations       (226,186)        (250,696)      (215,180)      (11,977)     (244,373)
   Policy loans                      (12,699)         (40,034)        (5,033)          125          (395)
   Transfers between
     sub-accounts (including
     fixed account), net              36,632          165,416         46,265        (5,902)      317,338
   Contract maintenance
     charges                        (252,635)        (239,486)      (158,793)      (19,935)     (176,927)
                                  ----------      -----------     ----------     ---------    ----------
Increase (decrease) in net
  assets from contract
  transactions                      (204,646)         (87,508)      (163,181)      (33,314)       72,623
                                  ----------      -----------     ----------     ---------    ----------

Increase (decrease) in net
  assets                             747,724        1,111,645        453,899         3,595     1,160,954
Net assets at beginning of
  period                           3,975,629        4,661,628      2,688,879       325,886     2,556,044
                                  ----------      -----------     ----------     ---------    ----------
Net assets at end of period       $4,723,353      $ 5,773,273     $3,142,778     $ 329,481    $3,716,998
                                  ==========      ===========     ==========     =========    ==========

Beginning units                      368,979          233,442        152,465        20,656       127,750
Units issued                          21,498           44,178         19,357           360        22,042
Units redeemed                       (37,717)         (39,075)       (24,771)       (2,327)      (18,850)
                                  ----------      -----------     ----------     ---------    ----------
Ending units                         352,760          238,545        147,051        18,689       130,942
                                  ==========      ===========     ==========     =========    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                         Neuberger   Neuberger    Neuberger  Oppenheimer
                                         Berman AMT  Berman AMT  Berman AMT  Conservative Oppenheimer
                                         Large Cap    Mid Cap    Sustainable   Balanced     Global
                                           Value       Growth      Equity    Fund/VA Non  Fund/VA Non
                                         Portfolio   Portfolio    Portfolio    Service      Service
                                          Class I     Class I      Class I      Shares      Shares
                                         ---------- -----------  ----------- ------------ -----------
For the Year Ended December 31, 2018
From operations:
   Dividends                              $   320   $        --   $    687    $   25,560  $    75,854
   Mortality and expense risk and
     administrative charges                  (138)      (28,241)      (556)       (5,444)     (32,501)
                                          -------   -----------   --------    ----------  -----------
   Net investment income (loss)               182       (28,241)       131        20,116       43,353
   Net realized gain (loss)                   450        86,706        581        16,393      385,539
   Capital gain distribution from
     mutual funds                           2,843       475,343      7,689        30,224      536,282
   Change in unrealized appreciation
     (depreciation) of investments         (3,909)     (899,181)   (16,983)     (139,762)  (1,948,806)
                                          -------   -----------   --------    ----------  -----------
Increase (decrease) in net assets from
  operations                                 (434)     (365,373)    (8,582)      (73,029)    (983,632)
                                          -------   -----------   --------    ----------  -----------

From contract transactions:
   Payments received from contract
     owners                                   300       306,498      7,161       130,937      429,791
   Payments for contract benefits or
     terminations                          (1,327)     (883,774)        --       (59,350)    (827,633)
   Policy loans                               206        (8,936)      (335)      (10,759)     (68,969)
   Transfers between sub-accounts
     (including fixed account), net           (98)       55,115         (4)      (16,783)    (126,100)
   Contract maintenance charges            (2,131)     (265,232)    (1,114)      (90,669)    (349,074)
                                          -------   -----------   --------    ----------  -----------
Increase (decrease) in net assets from
  contract transactions                    (3,050)     (796,329)     5,708       (46,624)    (941,985)
                                          -------   -----------   --------    ----------  -----------

Increase (decrease) in net assets          (3,484)   (1,161,702)    (2,874)     (119,653)  (1,925,617)
Net assets at beginning of period          29,018     6,640,794    132,321     1,318,894    8,328,431
                                          -------   -----------   --------    ----------  -----------
Net assets at end of period               $25,534   $ 5,479,092   $129,447    $1,199,241  $ 6,402,814
                                          =======   ===========   ========    ==========  ===========

Beginning units                             1,873       309,688      6,411       104,560      400,569
Units issued                                   33        55,776        393        14,338       55,103
Units redeemed                               (232)      (80,405)      (118)      (17,998)     (96,514)
                                          -------   -----------   --------    ----------  -----------
Ending units                                1,674       285,059      6,686       100,900      359,158
                                          =======   ===========   ========    ==========  ===========

For the Year Ended December 31, 2017
From operations:
   Dividends                              $   166   $        --   $    637    $   24,957  $    69,540
   Mortality and expense risk and
     administrative charges                  (145)      (26,876)      (722)       (5,787)     (33,034)
                                          -------   -----------   --------    ----------  -----------
   Net investment income (loss)                21       (26,876)       (85)       19,170       36,506
   Net realized gain (loss)                 2,802      (115,465)    33,483        43,152      268,739
   Capital gain distribution from
     mutual funds                             775       120,492      4,584            --           --
   Change in unrealized appreciation
     (depreciation) of investments           (154)    1,351,362    (18,669)       44,479    1,963,196
                                          -------   -----------   --------    ----------  -----------
Increase (decrease) in net assets from
  operations                                3,444     1,329,513     19,313       106,801    2,268,441
                                          -------   -----------   --------    ----------  -----------

From contract transactions:
   Payments received from contract
     owners                                 5,230       238,213      8,390       108,987      398,341
   Payments for contract benefits or
     terminations                          (3,532)     (172,269)        --       (34,285)    (398,619)
   Policy loans                               240       (13,058)        --       (10,082)      (4,144)
   Transfers between sub-accounts
     (including fixed account), net        (2,765)       50,058         (4)       21,070        9,031
   Contract maintenance charges            (2,686)     (242,825)    (1,138)      (91,070)    (312,538)
                                          -------   -----------   --------    ----------  -----------
Increase (decrease) in net assets from
  contract transactions                    (3,513)     (139,881)     7,248        (5,380)    (307,929)
                                          -------   -----------   --------    ----------  -----------

Increase (decrease) in net assets             (69)    1,189,632     26,561       101,421    1,960,512
Net assets at beginning of period          29,087     5,451,162    105,760     1,217,473    6,367,919
                                          -------   -----------   --------    ----------  -----------
Net assets at end of period               $29,018   $ 6,640,794   $132,321    $1,318,894  $ 8,328,431
                                          =======   ===========   ========    ==========  ===========

Beginning units                             2,118       308,428      6,209       103,959      409,562
Units issued                                  390        53,855      6,294        24,289       83,539
Units redeemed                               (635)      (52,595)    (6,092)      (23,688)     (92,532)
                                          -------   -----------   --------    ----------  -----------
Ending units                                1,873       309,688      6,411       104,560      400,569
                                          =======   ===========   ========    ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                         Oppenheimer      PIMCO          PIMCO
                                            Global     CommodityRe    Global Bond
                                          Strategic      alReturn    Opportunities   PIMCO Real
                                            Income       Strategy      Portfolio       Return      PIMCO Short-
                                         Fund/VA Non-   Portfolio     (Unhedged)     Portfolio    Term Portfolio
                                           Service    Administrative Adminstrative Administrative Administrative
                                            Shares        Class          Class         Class          Class
                                         ------------ -------------- ------------- -------------- --------------
For the Year Ended December 31, 2018
From operations:
   Dividends                               $   212      $  15,285      $  18,987    $   195,417     $   79,969
   Mortality and expense risk and
     administrative charges                    (22)        (3,237)          (844)       (34,354)       (15,421)
                                           -------      ---------      ---------    -----------     ----------
   Net investment income (loss)                190         12,048         18,143        161,063         64,548
   Net realized gain (loss)                    (65)        33,504         (4,306)      (160,442)         5,990
   Capital gain distribution from
     mutual funds                               --             --            845             --          4,636
   Change in unrealized appreciation
     (depreciation) of investments            (338)      (146,982)       (25,736)      (214,914)       (34,478)
                                           -------      ---------      ---------    -----------     ----------
Increase (decrease) in net assets from
  operations                                  (213)      (101,430)       (11,054)      (214,293)        40,696
                                           -------      ---------      ---------    -----------     ----------

From contract transactions:
   Payments received from contract
     owners                                     --         91,823         60,129        649,447        289,410
   Payments for contract benefits or
     terminations                               --       (113,572)        (2,775)      (731,322)      (257,019)
   Policy loans                                206         11,546         (4,142)            (2)       (13,061)
   Transfers between sub-accounts
     (including fixed account), net              2        (28,291)       227,866            (75)       183,264
   Contract maintenance charges             (1,519)       (66,656)      (150,283)      (705,277)      (287,759)
                                           -------      ---------      ---------    -----------     ----------
Increase (decrease) in net assets from
  contract transactions                     (1,311)      (105,150)       130,795       (787,229)       (85,165)
                                           -------      ---------      ---------    -----------     ----------

Increase (decrease) in net assets           (1,524)      (206,580)       119,741     (1,001,522)       (44,469)
Net assets at beginning of period            5,034        793,866        185,779      8,525,775      3,716,064
                                           -------      ---------      ---------    -----------     ----------
Net assets at end of period                $ 3,510      $ 587,286      $ 305,520    $ 7,524,253     $3,671,595
                                           =======      =========      =========    ===========     ==========

Beginning units                                447        133,947         15,207        635,394        318,961
Units issued                                    23         27,708         19,623         48,837         69,291
Units redeemed                                (143)       (51,611)        (6,624)      (106,766)       (74,838)
                                           -------      ---------      ---------    -----------     ----------
Ending units                                   327        110,044         28,206        577,465        313,414
                                           =======      =========      =========    ===========     ==========

For the Year Ended December 31, 2017
From operations:
   Dividends                               $   131      $  87,516      $   3,556    $   215,470     $   64,842
   Mortality and expense risk and
     administrative charges                    (22)        (3,794)          (536)       (39,352)       (16,833)
                                           -------      ---------      ---------    -----------     ----------
   Net investment income (loss)                109         83,722          3,020        176,118         48,009
   Net realized gain (loss)                     22         63,425         (1,481)      (155,852)         5,430
   Change in unrealized appreciation
     (depreciation) of investments              88       (135,776)        11,328        269,502         20,629
                                           -------      ---------      ---------    -----------     ----------
Increase (decrease) in net assets from
  operations                                   219         11,371         12,867        289,768         74,068
                                           -------      ---------      ---------    -----------     ----------

From contract transactions:
   Payments received from contract
     owners                                  4,854         88,145         18,962        650,535        289,187
   Payments for contract benefits or
     terminations                               (4)       (25,215)       (35,628)      (319,449)      (308,743)
   Policy loans                                197          7,549          4,732        (30,157)        23,639
   Transfers between sub-accounts
     (including fixed account), net             --        (32,095)        19,634       (951,265)        52,067
   Contract maintenance charges             (1,210)       (68,477)        (8,337)      (771,113)      (272,100)
                                           -------      ---------      ---------    -----------     ----------
Increase (decrease) in net assets from
  contract transactions                      3,837        (30,093)          (637)    (1,421,449)      (215,950)
                                           -------      ---------      ---------    -----------     ----------

Increase (decrease) in net assets            4,056        (18,722)        12,230     (1,131,681)      (141,882)
Net assets at beginning of period              978        812,588        173,549      9,657,456      3,857,946
                                           -------      ---------      ---------    -----------     ----------
Net assets at end of period                $ 5,034      $ 793,866      $ 185,779    $ 8,525,775     $3,716,064
                                           =======      =========      =========    ===========     ==========

Beginning units                                 92        147,382         15,724        736,554        335,790
Units issued                                   470         34,337          7,971         75,406         64,205
Units redeemed                                (115)       (47,772)        (8,488)      (176,566)       (81,034)
                                           -------      ---------      ---------    -----------     ----------
Ending units                                   447        133,947         15,207        635,394        318,961
                                           =======      =========      =========    ===========     ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                          PIMCO Total                               Pioneer Select
                                             Return                    Pioneer Mid     Mid Cap      Putnam VT
                                           Portfolio    Pioneer Fund    Cap Value       Growth     Diversified
                                         Administrative VCT Portfolio VCT Portfolio VCT Portfolio  Income Fund
                                             Class         Class I       Class I       Class I      Class IB
                                         -------------- ------------- ------------- -------------- -----------
For the Year Ended December 31, 2018
From operations:
   Dividends                              $   310,738    $   20,821    $    7,404     $       --   $  255,487
   Mortality and expense risk and
     administrative charges                   (53,369)       (8,606)       (4,737)       (14,003)     (24,592)
                                          -----------    ----------    ----------     ----------   ----------
   Net investment income (loss)               257,369        12,215         2,667        (14,003)     230,895
   Net realized gain (loss)                  (136,738)     (156,113)      (15,778)        63,710     (141,947)
   Capital gain distribution from
     mutual funds                             144,721       447,271        85,658        382,782           --
   Change in unrealized appreciation
     (depreciation) of investments           (392,951)     (327,763)     (273,426)      (614,592)    (159,683)
                                          -----------    ----------    ----------     ----------   ----------
Increase (decrease) in net assets from
  operations                                 (127,599)      (24,390)     (200,879)      (182,103)     (70,735)
                                          -----------    ----------    ----------     ----------   ----------

From contract transactions:
   Payments received from contract
     owners                                   963,887        53,627        60,411        123,605      209,580
   Payments for contract benefits or
     terminations                          (1,025,645)      (66,637)     (219,900)      (149,562)    (346,262)
   Policy loans                                28,198        (6,820)       (2,497)       (66,421)     (13,890)
   Transfers between sub-accounts
     (including fixed account), net           537,976       (69,472)      (39,580)          (994)      68,408
   Contract maintenance charges            (1,017,685)      (68,233)      (32,362)      (126,328)    (363,946)
                                          -----------    ----------    ----------     ----------   ----------
Increase (decrease) in net assets from
  contract transactions                      (513,269)     (157,535)     (233,928)      (219,700)    (446,110)
                                          -----------    ----------    ----------     ----------   ----------

Increase (decrease) in net assets            (640,868)     (181,925)     (434,807)      (401,803)    (516,845)
Net assets at beginning of period.......   12,770,068     1,837,936     1,228,114      2,961,550    6,182,584
                                          -----------    ----------    ----------     ----------   ----------
Net assets at end of period               $12,129,200    $1,656,011    $  793,307     $2,559,747   $5,665,739
                                          ===========    ==========    ==========     ==========   ==========

Beginning units                               846,327        93,667        62,494        115,493      325,506
Units issued                                  170,654        10,179        14,627         13,702       32,714
Units redeemed                               (188,141)      (17,895)      (26,697)       (22,252)     (57,376)
                                          -----------    ----------    ----------     ----------   ----------
Ending units                                  828,840        85,951        50,424        106,943      300,844
                                          ===========    ==========    ==========     ==========   ==========

For the Year Ended December 31, 2017
From operations:
   Dividends                              $   264,943    $   20,209    $    9,991     $    2,076   $  333,763
   Mortality and expense risk and
     administrative charges                   (59,393)       (7,831)       (5,932)       (12,424)     (25,174)
                                          -----------    ----------    ----------     ----------   ----------
   Net investment income (loss)               205,550        12,378         4,059        (10,348)     308,589
   Net realized gain (loss)                  (111,164)      (18,789)       11,891         31,538     (167,659)
   Capital gain distribution from
     mutual funds                                  --       237,929        93,697         33,137           --
   Change in unrealized appreciation
     (depreciation) of investments            482,212        93,925        29,970        638,150      250,164
                                          -----------    ----------    ----------     ----------   ----------
Increase (decrease) in net assets from
  operations                                  576,598       325,443       139,617        692,477      391,094
                                          -----------    ----------    ----------     ----------   ----------

From contract transactions:
   Payments received from contract
     owners                                   887,705        58,511        64,810        121,671      165,969
   Payments for contract benefits or
     terminations                            (630,242)      (42,137)      (20,550)      (174,159)    (122,303)
   Policy loans                                (1,677)        3,506        (7,148)         5,707          942
   Transfers between sub-accounts
     (including fixed account), net          (603,602)       (4,133)      (28,659)       (34,142)     153,769
   Contract maintenance charges              (907,637)      (68,230)      (40,251)      (124,358)    (338,995)
                                          -----------    ----------    ----------     ----------   ----------
Increase (decrease) in net assets from
  contract transactions                    (1,255,453)      (52,483)      (31,798)      (205,281)    (140,618)
                                          -----------    ----------    ----------     ----------   ----------

Increase (decrease) in net assets            (678,855)      272,960       107,819        487,196      250,476
Net assets at beginning of period          13,448,923     1,564,976     1,120,295      2,474,354    5,932,108
                                          -----------    ----------    ----------     ----------   ----------
Net assets at end of period               $12,770,068    $1,837,936    $1,228,114     $2,961,550   $6,182,584
                                          ===========    ==========    ==========     ==========   ==========

Beginning units                               917,603        96,575        63,173        124,890      329,860
Units issued                                  162,859         1,628        22,597          4,099       47,439
Units redeemed                               (234,135)       (4,536)      (23,276)       (13,496)     (51,793)
                                          -----------    ----------    ----------     ----------   ----------
Ending units                                  846,327        93,667        62,494        115,493      325,506
                                          ===========    ==========    ==========     ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                         Putnam VT     Putnam VT     Putnam VT   Putnam VT
                                           Putnam VT    Growth and      Growth     International Small Cap
                                         Equity Income  Income Fund  Opportunities  Value Fund   Value Fund
                                         Fund Class IB      IB       Fund Class IB   Class IB     Class IB
                                         ------------- ------------  ------------- ------------- ----------
For the Year Ended December 31, 2018
From operations:
   Dividends                              $    93,111  $         --    $     --     $    83,041   $    886
   Mortality and expense risk and
     administrative charges                   (57,489)           --        (952)        (17,925)      (906)
                                          -----------  ------------    --------     -----------   --------
   Net investment income (loss)                35,622            --        (952)         65,116        (20)
   Net realized gain (loss)                   129,977            --         923         136,377    (18,722)
   Capital gain distribution from
     mutual funds                             597,217            --      10,975              --     67,607
   Change in unrealized appreciation
     (depreciation) of investments         (1,891,144)           --      (7,827)       (912,709)   (89,956)
                                          -----------  ------------    --------     -----------   --------
Increase (decrease) in net assets from
  operations                               (1,128,328)           --       3,119        (711,216)   (41,091)
                                          -----------  ------------    --------     -----------   --------

From contract transactions:
   Payments received from contract
     owners                                   554,775            20       6,187         344,288      6,392
   Payments for contract benefits or
     terminations                            (657,956)           --          --        (505,926)   (42,695)
   Policy loans                               (38,919)          (38)        (38)        (17,213)      (869)
   Transfers between sub-accounts
     (including fixed account), net           168,182           952        (896)        (98,820)      (207)
   Contract maintenance charges              (767,213)         (934)     (4,356)       (301,702)    (7,644)
                                          -----------  ------------    --------     -----------   --------
Increase (decrease) in net assets from
  contract transactions                      (741,131)           --         897        (579,373)   (45,023)
                                          -----------  ------------    --------     -----------   --------

Increase (decrease) in net assets          (1,869,459)           --       4,016      (1,290,589)   (86,114)
Net assets at beginning of period          13,587,892            --     173,600       4,380,642    243,156
                                          -----------  ------------    --------     -----------   --------
Net assets at end of period               $11,718,433  $         --    $177,616     $ 3,090,053   $157,042
                                          ===========  ============    ========     ===========   ========

Beginning units                               804,976            --      41,838         401,810     11,455
Units issued                                   37,605             9         819          57,820      1,969
Units redeemed                                (80,953)           (9)       (636)       (107,807)    (4,384)
                                          -----------  ------------    --------     -----------   --------
Ending units                                  761,628            --      42,021         351,823      9,040
                                          ===========  ============    ========     ===========   ========

For the Year Ended December 31, 2017
From operations:
   Dividends                              $        --  $    256,780    $    162     $    61,649   $  1,615
   Mortality and expense risk and
     administrative charges                   (34,644)      (19,400)       (805)        (20,233)    (1,057)
                                          -----------  ------------    --------     -----------   --------
   Net investment income (loss)               (34,644)      237,380        (643)         41,416        558
   Net realized gain (loss)                    31,354     2,198,732       2,310         165,323      1,218
   Capital gain distribution from
     mutual funds                                  --     1,427,565       2,085              --      9,169
   Change in unrealized appreciation
     (depreciation) of investments          1,550,922    (3,270,214)     38,278         680,135      5,888
                                          -----------  ------------    --------     -----------   --------
Increase (decrease) in net assets from
  operations                                1,547,632       593,463      42,030         886,874     16,833
                                          -----------  ------------    --------     -----------   --------

From contract transactions:
   Payments received from contract
     owners                                   354,579       213,497       6,187         346,186      7,195
   Payments for contract benefits or
     terminations                            (218,976)     (191,848)         --        (239,961)      (884)
   Policy loans                               (15,618)       (6,588)        (36)        (18,292)    (2,613)
   Transfers between sub-accounts
     (including fixed account), net        12,981,324   (12,359,272)     (8,703)        (77,289)      (285)
   Contract maintenance charges            (1,061,049)     (280,264)     (4,913)       (319,259)    (7,053)
                                          -----------  ------------    --------     -----------   --------
Increase (decrease) in net assets from
  contract transactions                    12,040,260   (12,624,475)     (7,465)       (308,615)    (3,640)
                                          -----------  ------------    --------     -----------   --------

Increase (decrease) in net assets          13,587,892   (12,031,012)     34,565         578,259     13,193
Net assets at beginning of period                  --    12,031,012     139,035       3,802,383    229,963
                                          -----------  ------------    --------     -----------   --------
Net assets at end of period               $13,587,892  $         --    $173,600     $ 4,380,642   $243,156
                                          ===========  ============    ========     ===========   ========

Beginning units                                    --       663,437      43,644         422,085     11,580
Units issued                                  846,943        11,495       1,016          92,263        321
Units redeemed                                (41,967)     (674,932)     (2,822)       (112,538)      (446)
                                          -----------  ------------    --------     -----------   --------
Ending units                                  804,976            --      41,838         401,810     11,455
                                          ===========  ============    ========     ===========   ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                      SAST SA    SAST SA
                                                      SST SA Multi-  JPMorgan    WellsCap     VALIC
                                          Putnam VT    Managed Mid  Diversified Aggressive  Company I
                                         Sustainable    Cap Value    Balanced     Growth     Dynamic
                                         Leaders Fund   Portfolio    Portfolio  Portfolio   Allocation
                                           Class IB      Class 3      Class 1    Class 1       Fund
                                         ------------ ------------- ----------- ----------  ----------
For the Year Ended December 31, 2018
From operations:
   Dividends                               $    --      $     348   $   42,444  $       --  $   28,190
   Mortality and expense risk and
     administrative charges                   (226)          (135)     (11,584)     (8,146)     (6,965)
                                           -------      ---------   ----------  ----------  ----------
   Net investment income (loss)               (226)           213       30,860      (8,146)     21,225
   Net realized gain (loss)                    973           (413)      37,073     175,517      60,521
   Capital gain distribution from
     mutual funds                            5,521          3,565      167,938     258,158      85,259
   Change in unrealized appreciation
     (depreciation) of investments          (6,986)        (9,961)    (465,685)   (591,676)   (417,988)
                                           -------      ---------   ----------  ----------  ----------
Increase (decrease) in net assets from
  operations                                  (718)        (6,596)    (229,814)   (166,147)   (250,983)
                                           -------      ---------   ----------  ----------  ----------

From contract transactions:
   Payments received from contract
     owners                                    813         12,832      182,218     110,573     670,230
   Payments for contract benefits or
     terminations                               --           (419)    (286,923)   (405,129)    (15,602)
   Policy loans                                 --            408       (4,585)    (26,051)         --
   Transfers between sub-accounts
     (including fixed account), net         (1,024)         3,125      205,003     414,885   1,576,000
   Contract maintenance charges               (993)        (7,414)    (156,206)    (60,335)   (639,870)
                                           -------      ---------   ----------  ----------  ----------
Increase (decrease) in net assets from
  contract transactions                     (1,204)         8,532      (60,493)     33,943   1,590,758
                                           -------      ---------   ----------  ----------  ----------

Increase (decrease) in net assets           (1,922)         1,936     (290,307)   (132,204)  1,339,775
Net assets at beginning of period           42,592         45,247    2,944,647   1,726,026   2,099,939
                                           -------      ---------   ----------  ----------  ----------
Net assets at end of period                $40,670      $  47,183   $2,654,340  $1,593,822  $3,439,714
                                           =======      =========   ==========  ==========  ==========

Beginning units                              1,635          3,519      160,121      93,007     174,429
Units issued                                    28          1,407       32,937      44,050     198,425
Units redeemed                                 (69)          (675)     (28,228)    (45,117)    (53,070)
                                           -------      ---------   ----------  ----------  ----------
Ending units                                 1,594          4,251      164,830      91,940     319,784
                                           =======      =========   ==========  ==========  ==========

For the Year Ended December 31, 2017
From operations:
   Dividends                               $   248      $     450   $   45,484  $       --  $   24,552
   Mortality and expense risk and
     administrative charges                   (195)           (75)     (10,934)     (7,978)       (447)
                                           -------      ---------   ----------  ----------  ----------
   Net investment income (loss)                 53            375       34,550      (7,978)     24,105
   Net realized gain (loss)                  1,722          6,824       58,768     254,902       5,178
   Capital gain distribution from
     mutual funds                            2,815          5,371      136,905          --       9,509
   Change in unrealized appreciation
     (depreciation) of investments           5,078         (1,805)     133,634     140,418     261,005
                                           -------      ---------   ----------  ----------  ----------
Increase (decrease) in net assets from
  operations                                 9,668         10,765      363,857     387,342     299,797
                                           -------      ---------   ----------  ----------  ----------

From contract transactions:
   Payments received from contract
     owners                                    515          1,366      135,109      82,532      16,058
   Payments for contract benefits or
     terminations                           (3,516)            --      (33,958)   (140,636)         --
   Policy loans                                 44             --       (9,114)     (5,024)         --
   Transfers between sub-accounts
     (including fixed account), net          1,060       (100,669)      54,534     157,555     593,303
   Contract maintenance charges               (745)          (430)    (132,575)    (61,286)    (12,943)
                                           -------      ---------   ----------  ----------  ----------
Increase (decrease) in net assets from
  contract transactions                     (2,642)       (99,733)      13,996      33,141     596,418
                                           -------      ---------   ----------  ----------  ----------

Increase (decrease) in net assets            7,026        (88,968)     377,853     420,483     896,215
Net assets at beginning of period           35,566        134,215    2,566,794   1,305,543   1,203,724
                                           -------      ---------   ----------  ----------  ----------
Net assets at end of period                $42,592      $  45,247   $2,944,647  $1,726,026  $2,099,939
                                           =======      =========   ==========  ==========  ==========

Beginning units                              1,756         11,944      157,818      91,749     120,660
Units issued                                    92          1,076       24,336      42,182      72,716
Units redeemed                                (213)        (9,501)     (22,033)    (40,924)    (18,947)
                                           -------      ---------   ----------  ----------  ----------
Ending units                                 1,635          3,519      160,121      93,007     174,429
                                           =======      =========   ==========  ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                 VALIC      VALIC         VALIC
                               Company I  Company I     Company I       VALIC        VALIC
                               Emerging   Government  International   Company I    Company I
                               Economies Money Market   Equities    International   Mid Cap
                                 Fund       I Fund     Index Fund    Value Fund    Index Fund
                               --------- ------------ ------------- ------------- -----------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                   $  1,286  $   114,383   $   56,860     $  1,145    $   175,550
   Mortality and expense risk
     and administrative
     charges                       (252)     (39,995)     (12,146)        (187)       (70,766)
                               --------  -----------   ----------     --------    -----------
   Net investment income
     (loss)                       1,034       74,388       44,714          958        104,784
   Net realized gain (loss)       3,912           --       67,874        2,107        524,310
   Capital gain distribution
     from mutual funds               --           --           --           --      1,037,039
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (24,894)          --     (545,872)     (14,616)    (3,432,032)
                               --------  -----------   ----------     --------    -----------
Increase (decrease) in net
  assets from operations        (19,948)      74,388     (433,284)     (11,551)    (1,765,899)
                               --------  -----------   ----------     --------    -----------

From contract transactions:
   Payments received from
     contract owners             19,278      875,880      191,009       19,998        632,074
   Payments for contract
     benefits or terminations    (9,536)  (2,088,176)    (117,285)      (7,961)    (1,522,446)
   Policy loans                      --      234,710          977           --         (5,830)
   Transfers between
     sub-accounts (including
     fixed account), net         35,754    1,070,857      217,876        5,847        (59,249)
   Contract maintenance
     charges                    (12,781)  (1,006,312)    (131,408)      (8,728)      (698,765)
                               --------  -----------   ----------     --------    -----------

Increase (decrease) in net
  assets from contract
  transactions                   32,715     (913,041)     161,169        9,156     (1,654,216)
                               --------  -----------   ----------     --------    -----------
Increase (decrease) in net
  assets                         12,767     (838,653)    (272,115)      (2,395)    (3,420,115)
Net assets at beginning of
  period                         84,620    9,151,018    2,865,338       59,127     16,438,059
                               --------  -----------   ----------     --------    -----------
Net assets at end of period    $ 97,387  $ 8,312,365   $2,593,223     $ 56,732    $13,017,944
                               ========  ===========   ==========     ========    ===========

Beginning units                   7,103      934,888      248,253        5,498        689,546
Units issued                      5,982      546,118       79,139        3,158         77,406
Units redeemed                   (2,849)    (641,574)     (63,699)      (2,105)      (145,239)
                               --------  -----------   ----------     --------    -----------
Ending units                     10,236      839,432      263,693        6,551        621,713
                               ========  ===========   ==========     ========    ===========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                   $    839  $    41,439   $   64,411     $    877    $   180,860
   Mortality and expense risk
     and administrative
     charges                        (81)     (51,218)     (12,010)          (5)       (70,475)
                               --------  -----------   ----------     --------    -----------
   Net investment income
     (loss)                         758       (9,779)      52,401          872        110,385
   Net realized gain (loss)       1,835           --       65,409        1,283        524,113
   Capital gain distribution
     from mutual funds               --           --           --           --      1,238,490
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 19,343           --      427,544        5,522        373,094
                               --------  -----------   ----------     --------    -----------
Increase (decrease) in net
  assets from operations         21,936       (9,779)     545,354        7,677      2,246,082
                               --------  -----------   ----------     --------    -----------

From contract transactions:
   Payments received from
     contract owners              3,281    1,298,202      177,509        2,416        569,595
   Payments for contract
     benefits or terminations        --   (6,757,284)    (137,033)          --       (609,599)
   Policy loans                      --       82,190      107,095           --        (19,966)
   Transfers between
     sub-accounts (including
     fixed account), net         10,518    4,757,694       73,461        7,258       (127,826)
   Contract maintenance
     charges                     (1,867)  (1,227,828)    (118,566)        (509)      (677,655)
                               --------  -----------   ----------     --------    -----------
Increase (decrease) in net
  assets from contract
  transactions                   11,932   (1,847,026)     102,466        9,165       (865,451)
                               --------  -----------   ----------     --------    -----------

Increase (decrease) in net
  assets                         33,868   (1,856,805)     647,820       16,842      1,380,631
Net assets at beginning of
  period                         50,752   11,007,823    2,217,518       42,285     15,057,428
                               --------  -----------   ----------     --------    -----------
Net assets at end of period    $ 84,620  $ 9,151,018   $2,865,338     $ 59,127    $16,438,059
                               ========  ===========   ==========     ========    ===========

Beginning units                   6,051    1,113,874      230,323        4,634        723,227
Units issued                      1,847    1,323,439       76,488        1,727         89,019
Units redeemed                     (795)  (1,502,425)     (58,558)        (863)      (122,700)
                               --------  -----------   ----------     --------    -----------
Ending units                      7,103      934,888      248,253        5,498        689,546
                               ========  ===========   ==========     ========    ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                             VALIC
                                 VALIC     Company I      VALIC        VALIC       VALIC
                               Company I   Science &    Company I    Company I   Company II
                               Nasdaq-100  Technology   Small Cap   Stock Index   Mid Cap
                               Index Fund     Fund      Index Fund     Fund      Value Fund
                               ----------  ----------  -----------  -----------  ----------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                   $   37,320  $       --  $    80,068  $   366,524   $    252
   Mortality and expense risk
     and administrative
     charges                      (33,919)    (18,749)     (35,335)     (97,047)      (185)
                               ----------  ----------  -----------  -----------   --------
   Net investment income
     (loss)                         3,401     (18,749)      44,733      269,477         67
   Net realized gain (loss)       693,128     207,649      356,301    1,363,580        (79)
   Capital gain distribution
     from mutual funds            324,355     323,690      453,203      802,333      4,585
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 (982,797)   (665,958)  (1,654,971)  (3,393,048)   (14,880)
                               ----------  ----------  -----------  -----------   --------
Increase (decrease) in net
  assets from operations           38,087    (153,368)    (800,734)    (957,658)   (10,307)
                               ----------  ----------  -----------  -----------   --------

From contract transactions:
   Payments received from
     contract owners              222,177     169,972      402,345    1,001,680     23,685
   Payments for contract
     benefits or terminations    (629,542)   (154,700)  (1,086,327)  (1,832,673)      (891)
   Policy loans                    38,449         (96)         391      (63,761)        --
   Transfers between
     sub-accounts (including
     fixed account), net         (406,816)    632,427      (35,698)    (568,658)     3,163
   Contract maintenance
     charges                     (215,479)   (119,856)    (351,878)  (1,323,367)   (10,571)
                               ----------  ----------  -----------  -----------   --------

Increase (decrease) in net
  assets from contract
  transactions                   (991,211)    527,747   (1,071,167)  (2,786,779)    15,386
                               ----------  ----------  -----------  -----------   --------
Increase (decrease) in net
  assets                         (953,124)    374,379   (1,871,901)  (3,744,437)     5,079
Net assets at beginning of
  period                        7,283,551   3,603,939    8,161,335   22,675,504     55,792
                               ----------  ----------  -----------  -----------   --------
Net assets at end of period    $6,330,427  $3,978,318  $ 6,289,434  $18,931,067   $ 60,871
                               ==========  ==========  ===========  ===========   ========

Beginning units                   222,786     120,251      359,948    1,022,435      4,131
Units issued                       32,350      40,304       54,780      103,478      2,063
Units redeemed                    (54,540)    (23,138)     (98,590)    (221,538)      (772)
                               ----------  ----------  -----------  -----------   --------
Ending units                      200,596     137,417      316,138      904,375      5,422
                               ==========  ==========  ===========  ===========   ========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                   $   47,345  $       --  $    79,571  $   313,909   $    240
   Mortality and expense risk
     and administrative
     charges                      (33,613)    (13,847)     (35,488)     (95,436)       (56)
                               ----------  ----------  -----------  -----------   --------
   Net investment income
     (loss)                        13,732     (13,847)      44,083      218,473        184
   Net realized gain (loss)       860,555     103,203      365,642      796,500       (228)
   Capital gain distribution
     from mutual funds            295,435     188,684      379,745      920,795      2,494
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  693,608     689,665      214,375    2,083,858      3,760
                               ----------  ----------  -----------  -----------   --------
Increase (decrease) in net
  assets from operations        1,863,330     967,705    1,003,845    4,019,626      6,210
                               ----------  ----------  -----------  -----------   --------

From contract transactions:
   Payments received from
     contract owners              252,634     115,588      339,464      962,673      3,031
   Payments for contract
     benefits or terminations    (281,207)    (81,834)    (320,022)    (654,736)        --
   Policy loans                    29,587     (25,726)     107,154      110,050         --
   Transfers between
     sub-accounts (including
     fixed account), net         (348,935)    355,175      (21,370)    (207,311)    15,498
   Contract maintenance
     charges                     (218,209)    (90,186)    (284,373)  (1,229,586)    (2,326)
                               ----------  ----------  -----------  -----------   --------
Increase (decrease) in net
  assets from contract
  transactions                   (566,130)    273,017     (179,147)  (1,018,910)    16,203
                               ----------  ----------  -----------  -----------   --------

Increase (decrease) in net
  assets                        1,297,200   1,240,722      824,698    3,000,716     22,413
Net assets at beginning of
  period                        5,986,351   2,363,217    7,336,637   19,674,788     33,379
                               ----------  ----------  -----------  -----------   --------
Net assets at end of period    $7,283,551  $3,603,939  $ 8,161,335  $22,675,504   $ 55,792
                               ==========  ==========  ===========  ===========   ========

Beginning units                   240,528     110,255      362,797    1,064,879      2,807
Units issued                       47,811      28,092       82,456      124,941      1,605
Units redeemed                    (65,553)    (18,096)     (85,305)    (167,385)      (281)
                               ----------  ----------  -----------  -----------   --------
Ending units                      222,786     120,251      359,948    1,022,435      4,131
                               ==========  ==========  ===========  ===========   ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                  VALIC
                               Company II    VALIC
                                Socially   Company II  Vanguard VIF   Vanguard VIF
                               Responsible Strategic    High Yield     Real Estate
                                  Fund     Bond Fund  Bond Portfolio Index Portfolio
                               ----------- ---------- -------------- ---------------
For the Year Ended
  December 31, 2018
From operations:
   Dividends                     $   672    $  6,950    $  321,566     $   379,988
   Mortality and expense risk
     and administrative
     charges                        (168)       (546)      (33,487)        (55,268)
                                 -------    --------    ----------     -----------
   Net investment income
     (loss)                          504       6,404       288,079         324,720
   Net realized gain (loss)        1,019        (132)      (23,855)        (75,523)
   Capital gain distribution
     from mutual funds               768          --            --         465,939
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (4,673)    (13,481)     (476,870)     (1,441,103)
                                 -------    --------    ----------     -----------
Increase (decrease) in net
  assets from operations          (2,382)     (7,209)     (212,646)       (725,967)
                                 -------    --------    ----------     -----------

From contract transactions:
   Payments received from
     contract owners               8,793      31,500       467,492         746,179
   Payments for contract
     benefits or terminations         --     (11,531)     (562,468)       (849,205)
   Policy loans                       --      (2,074)       19,612          12,462
   Transfers between
     sub-accounts (including
     fixed account), net          (1,909)     37,959        39,013         (38,275)
   Contract maintenance
     charges                      (5,367)    (18,048)     (431,445)       (626,555)
                                 -------    --------    ----------     -----------

Increase (decrease) in net
  assets from contract
  transactions                     1,517      37,806      (467,796)       (755,394)
                                 -------    --------    ----------     -----------
Increase (decrease) in net
  assets                            (865)     30,597      (680,442)     (1,481,361)
Net assets at beginning of
  period                          40,460     172,262     6,909,788      13,145,749
                                 -------    --------    ----------     -----------
Net assets at end of period      $39,595    $202,859    $6,229,346     $11,664,388
                                 =======    ========    ==========     ===========

Beginning units                    2,605      15,518       358,684         697,040
Units issued                         489       6,962        47,160          71,634
Units redeemed                      (393)     (3,164)      (70,171)       (107,833)
                                 -------    --------    ----------     -----------
Ending units                       2,701      19,316       335,673         660,841
                                 =======    ========    ==========     ===========

For the Year Ended
  December 31, 2017
From operations:
   Dividends                     $   486    $  5,526    $  328,849     $   332,776
   Mortality and expense risk
     and administrative
     charges                         (92)       (187)      (35,552)        (61,883)
                                 -------    --------    ----------     -----------
   Net investment income
     (loss)                          394       5,339       293,297         270,893
   Net realized gain (loss)           98          73        14,263         190,217
   Capital gain distribution
     from mutual funds             2,392          --            --         593,451
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   3,717       5,131       119,791        (486,562)
                                 -------    --------    ----------     -----------
Increase (decrease) in net
  assets from operations           6,601      10,543       427,351         567,999
                                 -------    --------    ----------     -----------

From contract transactions:
   Payments received from
     contract owners               5,783       8,921       454,584         753,037
   Payments for contract
     benefits or terminations         --     (37,501)     (240,629)       (818,346)
   Policy loans                       --       4,320         1,068         (61,665)
   Transfers between
     sub-accounts (including
     fixed account), net             912      51,890        42,342        (421,825)
   Contract maintenance
     charges                      (3,693)     (5,232)     (440,295)       (626,822)
                                 -------    --------    ----------     -----------
Increase (decrease) in net
  assets from contract
  transactions                     3,002      22,398      (182,930)     (1,175,621)
                                 -------    --------    ----------     -----------

Increase (decrease) in net
  assets                           9,603      32,941       244,421        (607,622)
Net assets at beginning of
  period                          30,857     139,321     6,665,367      13,753,371
                                 -------    --------    ----------     -----------
Net assets at end of period      $40,460    $172,262    $6,909,788     $13,145,749
                                 =======    ========    ==========     ===========

Beginning units                    2,355      13,302       366,167         752,358
Units issued                         675       6,960        70,682         100,183
Units redeemed                      (425)     (4,744)      (78,165)       (155,501)
                                 -------    --------    ----------     -----------
Ending units                       2,605      15,518       358,684         697,040
                                 =======    ========    ==========     ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. Organization

Separate Account VL-R (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable universal life insurance policies issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following products:

AG Corporate Investor/(b)/              Platinum Investor II/(b)/
AG Income Advantage VUL/(b)/            Platinum Investor III/(b)/
AG Legacy Plus/(b)/                     Platinum Investor IV/(b)/
AG Platinum Choice VUL 2/(a)/           Platinum Investor PLUS/(b)/
Corporate America/(b)/                  Platinum Investor Survivor/(b)/
Corporate Investor Select/(b)/          Platinum Investor Survivor II/(b)/
Income Advantage Select/(b)/            Platinum Investor VIP/(b)/
Platinum Investor FlexDirector/(b)/     Protection Advantage Select/(b)/
Platinum Investor I/(b)/                Survivor Advantage/(b)/

(a)On November 6, 2014 this product was introduced and is currently offered for sale. The name was changed from AG Platinum Choice VUL to AG Platinum Choice VUL 2 on July 3, 2017.

(b)These products are no longer available for sale.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2018 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

The Alger Portfolios (Alger)
Alger Capital Appreciation Portfolio     Alger Mid Cap Growth Portfolio
  Class I-2 Shares                         Class I-2 Shares

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Value Fund Class I

American Funds Insurance Series (American Funds IS)
American Funds IS Asset Allocation       American Funds IS Growth-Income Fund
  Fund Class 2                             Class 2
American Funds IS Global Growth Fund     American Funds IS High-Income Bond
  Class 2                                  Fund Class 2
American Funds IS Growth Fund Class 2    American Funds IS International Fund
                                           Class 2

Anchor Series Trust (AST)/(a)/
AST SA Wellington Capital Appreciation   AST SA Wellington Government and
  Portfolio Class 3                        Quality Bond Portfolio Class 3

Dreyfus Investment Portfolios (Dreyfus IP)
Dreyfus IP MidCap Stock Portfolio
  Initial Shares

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Dreyfus Variable Investment Fund
  (Dreyfus VIF)
Dreyfus VIF International Value         Dreyfus VIF Quality Bond Portfolio
  Portfolio Initial Shares                Initial Shares
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares

Fidelity Variable Insurance Products
(Fidelity VIP)
Fidelity VIP Asset Manager Portfolio    Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                         Service Class 2
Fidelity VIP Contrafund Portfolio       Fidelity VIP Government Money Market
  Service Class 2                         Portfolio Service Class 2
Fidelity VIP Equity-Income Portfolio    Fidelity VIP Growth Portfolio Service
  Service Class 2                         Class 2
Fidelity VIP Freedom 2020 Portfolio     Fidelity VIP Mid Cap Portfolio Service
  Service Class 2                         Class 2
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2

Franklin Templeton Variable Insurance
  Products Trust (FTVIP)
FTVIP Franklin Mutual Shares VIP Fund   FTVIP Franklin U.S. Government
  Class 2                                 Securities VIP Fund Class 2
FTVIP Franklin Small Cap Value VIP      FTVIP Templeton Foreign VIP Fund
  Fund Class 2                            Class 2/(b)/
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2

Goldman Sachs Variable Insurance Trust
  (Goldman Sachs VIT)
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares

Invesco Variable Insurance Funds
  (Invesco V.I.)
Invesco V.I. American Franchise Fund    Invesco V.I. Growth and Income Fund
  Series I                                Series I
Invesco V.I. Core Equity Fund Series I  Invesco V.I. High Yield Fund Series I
Invesco V.I. Global Real Estate Fund    Invesco V.I. International Growth Fund
  Series I                                Series I
Invesco V.I. Government Securities
  Fund Series I

Janus Aspen Series
Janus Henderson Enterprise Portfolio    Janus Henderson Global Research
  Service Shares                          Portfolio Service Shares
Janus Henderson Forty Portfolio         Janus Henderson Overseas Portfolio
  Service Shares                          Service Shares

JP Morgan Insurance Trust (JP Morgan)
JPMorgan Insurance Trust Core Bond      JPMorgan Insurance Trust Small Cap
  Portfolio Class 1                       Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value
  Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class     MFS VIT Research Series Initial Class
MFS VIT II Core Equity Portfolio        MFS VIT Total Return Series Initial
  Initial Class                           Class
MFS VIT New Discovery Series Initial
  Class

Morgan Stanley Variable Insurance
  Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Growth Portfolio
  Class I

Neuberger Berman Advisers Management
  Trust (Neuberger Berman AMT)
Neuberger Berman AMT Large Cap Value    Neuberger Berman AMT Sustainable
  Portfolio Class I                       Equity Portfolio Class I/(c)/
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I

Oppenheimer Variable Account Funds
  (Oppenheimer)
Oppenheimer Conservative Balanced       Oppenheimer Global Strategic Income
  Fund/VA Non Service Shares              Fund/VA Non-Service Shares
Oppenheimer Global Fund/VA Non Service
  Shares

PIMCO Variable Insurance Trust (PIMCO)
PIMCO CommodityRealReturn Strategy      PIMCO Short-Term Portfolio
  Portfolio Administrative Class          Administrative Class
PIMCO Global Bond Opportunities         PIMCO Total Return Portfolio
  Portfolio (Unhedged) Adminstrative      Administrative Class
  Class/(i)/
PIMCO Real Return Portfolio
  Administrative Class

Pioneer Variable Contracts Trust
  (Pioneer)
Pioneer Fund VCT Portfolio Class I      Pioneer Select Mid Cap Growth VCT
Pioneer Mid Cap Value VCT Portfolio       Portfolio Class I
  Class I

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


 Putnam Variable Trust (Putnam VT)
 Putnam VT Diversified Income Fund      Putnam VT International Value Fund
   Class IB                               Class IB
 Putnam VT Equity Income Fund           Putnam VT Small Cap Value Fund
   Class IB/(j)/                          Class IB
 Putnam VT Growth Opportunities Fund    Putnam VT Sustainable Leaders Fund
   Class IB                               Class IB/(d)/

 Seasons Series Trust (SST)/(a)/
 SST SA Multi-Managed Mid Cap Value
   Portfolio Class 3

 SunAmerica Series Trust (SAST)/(a)/
 SAST SA JPMorgan Diversified Balanced  SAST SA WellsCap Aggressive Growth
   Portfolio Class 1/(e)/                 Portfolio Class 1

 VALIC Company I/(f)/
 VALIC Company I Dynamic Allocation     VALIC Company I Mid Cap Index Fund
   Fund
 VALIC Company I Emerging Economies     VALIC Company I Nasdaq-100 Index Fund
   Fund
 VALIC Company I Government Money       VALIC Company I Science & Technology
   Market I Fund                          Fund
 VALIC Company I International          VALIC Company I Small Cap Index Fund
   Equities Index Fund
 VALIC Company I International Value    VALIC Company I Stock Index Fund
   Fund/(h)/

 VALIC Company II/(f)/
 VALIC Company II Mid Cap Value Fund    VALIC Company II Strategic Bond Fund
 VALIC Company II Socially Responsible
   Fund

 Vanguard Variable Insurance Fund
 (Vanguard VIF)
 Vanguard VIF High Yield Bond Portfolio Vanguard VIF Real Estate Index
                                          Portfolio/(g)/

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)Formerly FTVIP Templeton Foreign Securities Fund.

(c)Formerly Neuberger Berman AMT Socially Responsive Portfolio.

(d)Formerly Putnam VT Multi-Cap Growth Fund.

(e)Formerly SAST SA JPMorgan Balanced Portfolio

(f)VALIC Company I and II are affiliated investment companies. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I and II series.

(g)Formerly Vanguard VIF REIT Index Portfolio.

(h)Formerly VALIC Company I Foreign Value Fund.

(i)Formerly PIMCO VIT Global Bond Portfolio (Unhedged).

(j)The Putnam VT Growth and Income Fund, in operation for the period January 1, 2016 to May 12, 2017 (cessation of operations), merged into the Putnam VT Equity Income Fund, in operation for the period May 12, 2017 (commencement of operations) to December 31, 2017.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to the Company from the contract owner's selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner's selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included on the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

.. Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

.. Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2018 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2018, and respective hierarchy levels.

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

                                               Mortality and
                                               Expense Risk
                                              Maximum Annual  First Reduction in Second Reduction in
                                                 Rate and       Mortality and       Mortality and
                                              Administrative   Expense Risk and   Expense Risk and
                                              Charges Maximum   Administrative     Administrative
Products                                        Annual Rate   Charges Rate/(a)/   Charges Rate/(b)/
--------                                      --------------- ------------------ -------------------
AG Corporate Investor                              0.65%             0.25%              0.25%
AG Income Advantage VUL                            0.70%             0.35%              0.15%
AG Legacy Plus                                     0.90%             0.25%              0.25%
AG Platinum Choice VUL 2                           0.70%             0.35%              0.20%
Corporate America                                  0.35%             0.10%              0.10%
Corporate America (reduced surrender charge)       0.65%             0.25%              0.25%
Corporate Investor Select                          0.65%             0.25%              0.25%
Income Advantage Select                            0.70%             0.35%              0.20%
Platinum Investor FlexDirector                     0.70%             0.25%              0.35%
Platinum Investor I                                0.75%             0.25%              0.25%
Platinum Investor II                               0.75%             0.25%              0.25%
Platinum Investor III                              0.70%             0.25%              0.35%
Platinum Investor IV                               0.70%             0.35%              0.25%
Platinum Investor PLUS                             0.70%             0.25%              0.35%
Platinum Investor Survivor                         0.40%             0.20%              0.10%
Platinum Investor Survivor II                      0.75%             0.25%              0.35%
Platinum Investor VIP                              0.70%             0.35%              0.20%
Protection Advantage Select                        0.70%             0.35%              0.20%
Survivor Advantage                                 0.70%             0.35%              0.20%

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(a)  After 10th policy year.
(b)  After 20th policy year.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to the Company for the administrative services provided under the current policies. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The Company may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, the Company may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal.

Cost of Insurance Charge: Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. The Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium tax charges follows:

Products                  Premium Tax Charge
--------                  ----------------------------------------------------
AG Corporate Investor/*/  4.00% up to the "target premium" and 5.00% on any premium amounts in excess of the "target premium" for policy years 1-3. 9.00% up to the "target premium" and 5.00% on any premium amounts in excess of the "target premium" for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.

AG Income Advantage VUL   5.00% of after-tax premium payment

AG Platinum Choice VUL 2  9.00% of after-tax premium payment

Corporate America/*/      9.00% up to the "target premium" and 5.00% on any
                          premium amounts in excess of the "target premium" for policy years 1-7. 5.00% of all premium payments in policy years 8 and thereafter.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Corporate Investor Select/*/    4.00% up to the "target premium" and 5.00% on
                                any premium amounts in excess of the "target premium" for policy years 1-3. 9.00% up to the "target premium" and 5.00% on any premium amounts in excess of the "target premium" for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.

Income Advantage Select         3.50% of each premium payment

Platinum Investor FlexDirector  3.50% of each premium payment

Platinum Investor I             3.50% of each premium payment

Platinum Investor II            3.50% of each premium payment

Platinum Investor III           3.50% of each premium payment

Platinum Investor IV            3.50% of each premium payment

Platinum Investor PLUS          3.50% of each premium payment

Platinum Investor Survivor      3.50% of each premium payment

Platinum Investor Survivor II   3.50% of each premium payment

Platinum Investor VIP           3.50% of each premium payment

Protection Advantage Select     3.50% of each premium payment

Survivor Advantage              3.50% of each premium payment

* The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. Purchases and Sales of Investments

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                  Cost of    Proceeds
Sub-accounts                                                     Purchases  from Sales
------------                                                     ---------- ----------
Alger Capital Appreciation Portfolio Class I-2 Shares            $2,369,946 $1,910,884
Alger Mid Cap Growth Portfolio Class I-2 Shares                   1,293,608  1,336,950
American Century VP Value Fund Class I                            1,505,936  2,908,269
American Funds IS Asset Allocation Fund Class 2                   1,358,374    255,448
American Funds IS Global Growth Fund Class 2                        449,908    147,641
American Funds IS Growth Fund Class 2                             1,337,409    185,251
American Funds IS Growth-Income Fund Class 2                      1,271,037    467,583
American Funds IS High-Income Bond Fund Class 2                     195,729     66,004
American Funds IS International Fund Class 2                        404,108    204,755
AST SA Wellington Capital Appreciation Portfolio Class 3            155,586     52,712
AST SA Wellington Government and Quality Bond Portfolio Class 3      69,923     31,032
Dreyfus IP MidCap Stock Portfolio Initial Shares                    961,592    681,099
Dreyfus VIF International Value Portfolio Initial Shares             98,719    100,932
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares      1,903,492    905,045
Dreyfus VIF Quality Bond Portfolio Initial Shares                   410,062    891,334
Fidelity VIP Asset Manager Portfolio Service Class 2                629,059    910,046
Fidelity VIP Contrafund Portfolio Service Class 2                 5,875,742  5,929,015
Fidelity VIP Equity-Income Portfolio Service Class 2              2,520,826  2,628,977
Fidelity VIP Freedom 2020 Portfolio Service Class 2                 336,411    318,095
Fidelity VIP Freedom 2025 Portfolio Service Class 2                 179,732    171,637
Fidelity VIP Freedom 2030 Portfolio Service Class 2                 763,616    836,062
Fidelity VIP Government Money Market Portfolio Service Class 2    7,412,788  6,907,095
Fidelity VIP Growth Portfolio Service Class 2                     4,564,347  3,715,677
Fidelity VIP Mid Cap Portfolio Service Class 2                    1,977,788  2,302,219
FTVIP Franklin Mutual Shares VIP Fund Class 2                     1,424,568  1,428,408
FTVIP Franklin Small Cap Value VIP Fund Class 2                   2,102,017  2,038,695
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2                  3,060      2,946
FTVIP Franklin U.S. Government Securities VIP Fund Class 2          204,341    486,269
FTVIP Templeton Foreign VIP Fund Class 2                            877,822  1,141,556
Goldman Sachs VIT Strategic Growth Fund Institutional Shares      1,601,340    183,028
Invesco V.I. American Franchise Fund Series I                         1,193        747
Invesco V.I. Core Equity Fund Series I                            1,039,846  1,210,893
Invesco V.I. Global Real Estate Fund Series I                       167,233     86,001
Invesco V.I. Government Securities Fund Series I                        653     10,445
Invesco V.I. Growth and Income Fund Series I                      2,773,176  2,178,117
Invesco V.I. High Yield Fund Series I                               219,254    350,500
Invesco V.I. International Growth Fund Series I                   1,438,610  1,750,309
Janus Henderson Enterprise Portfolio Service Shares               1,684,863  1,758,551
Janus Henderson Forty Portfolio Service Shares                      697,809    577,111
Janus Henderson Global Research Portfolio Service Shares            169,544    346,836
Janus Henderson Overseas Portfolio Service Shares                 1,303,219  1,778,241
JPMorgan Insurance Trust Core Bond Portfolio Class 1                828,698    274,381
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1             37,180     73,744
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1           618,738    749,949
MFS VIT Growth Series Initial Class                               1,469,593  1,480,682
MFS VIT II Core Equity Portfolio Initial Class                      636,759    396,177
MFS VIT New Discovery Series Initial Class                        1,444,986  1,137,464
MFS VIT Research Series Initial Class                               662,808    370,934
MFS VIT Total Return Series Initial Class                            17,903    101,609
Morgan Stanley VIF Growth Portfolio Class I                       1,589,490    894,271

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                           Cost of    Proceeds
Sub-accounts                                                              Purchases  from Sales
------------                                                              ---------- ----------
Neuberger Berman AMT Large Cap Value Portfolio Class I                    $    3,686 $    3,711
Neuberger Berman AMT Mid Cap Growth Portfolio Class I                      1,484,207  1,833,434
Neuberger Berman AMT Sustainable Equity Portfolio Class I                     16,297      2,769
Oppenheimer Conservative Balanced Fund/VA Non Service Shares                 233,121    229,406
Oppenheimer Global Fund/VA Non Service Shares                              1,623,431  1,985,781
Oppenheimer Global Strategic Income Fund/VA Non-Service Shares                   462      1,583
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class            211,978    305,079
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class     219,209     69,426
PIMCO Real Return Portfolio Administrative Class                             809,049  1,435,215
PIMCO Short-Term Portfolio Administrative Class                              876,469    892,450
PIMCO Total Return Portfolio Administrative Class                          2,725,886  2,837,065
Pioneer Fund VCT Portfolio Class I                                           676,395    374,444
Pioneer Mid Cap Value VCT Portfolio Class I                                  369,204    514,807
Pioneer Select Mid Cap Growth VCT Portfolio Class I                          742,837    593,757
Putnam VT Diversified Income Fund Class IB                                   767,788    983,003
Putnam VT Equity Income Fund Class IB                                      1,457,750  1,566,041
Putnam VT Growth and Income Fund IB                                              158        158
Putnam VT Growth Opportunities Fund Class IB                                  14,677      3,757
Putnam VT International Value Fund Class IB                                  653,864  1,168,121
Putnam VT Small Cap Value Fund Class IB                                      111,845     89,281
Putnam VT Sustainable Leaders Fund Class IB                                    6,304      2,213
SST SA Multi-Managed Mid Cap Value Portfolio Class 3                          20,705      8,395
SAST SA JPMorgan Diversified Balanced Portfolio Class 1                      644,252    505,946
SAST SA WellsCap Aggressive Growth Portfolio Class 1                       1,154,609    870,653
VALIC Company I Dynamic Allocation Fund                                    2,159,902    462,661
VALIC Company I Emerging Economies Fund                                       61,424     27,675
VALIC Company I Government Money Market I Fund                             5,547,140  6,385,793
VALIC Company I International Equities Index Fund                            941,629    735,746
VALIC Company I International Value Fund                                      31,715     21,601
VALIC Company I Mid Cap Index Fund                                         3,029,672  3,542,065
VALIC Company I Nasdaq-100 Index Fund                                      1,374,431  2,037,886
VALIC Company I Science & Technology Fund                                  1,574,445    741,758
VALIC Company I Small Cap Index Fund                                       1,712,745  2,285,975
VALIC Company I Stock Index Fund                                           3,406,789  5,121,756
VALIC Company II Mid Cap Value Fund                                           26,990      6,951
VALIC Company II Socially Responsible Fund                                     8,172      5,382
VALIC Company II Strategic Bond Fund                                          75,308     31,098
Vanguard VIF High Yield Bond Portfolio                                     1,177,872  1,357,590
Vanguard VIF Real Estate Index Portfolio                                   2,121,273  2,086,008

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2018, follows:

                                                December 31, 2018                     For the Year Ended December 31, 2018
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Alger Capital Appreciation
  Portfolio Class I-2 Shares           302,218 23.25      26.13       7,356,556        0.09        0.00   1.10    -1.20   -0.10
Alger Mid Cap Growth Portfolio
  Class I-2 Shares                     168,792 30.25      30.73       2,737,895        0.00        0.00   0.75    -8.14   -7.44
American Century VP Value Fund
  Class I                              691,816 20.37      27.99      13,539,464        1.73        0.00   0.75    -9.83   -9.15
American Funds IS Asset Allocation
  Fund Class 2                         197,083 13.70      14.09       2,326,604        2.08        0.20   0.70    -5.27   -4.15
American Funds IS Global Growth
  Fund Class 2                          61,468 14.68      15.10         727,645        0.81        0.20   0.70    -9.68   -8.60
American Funds IS Growth Fund
  Class 2                              138,504 17.97      18.48       1,770,815        0.56        0.20   0.70    -0.95    0.23
American Funds IS Growth-Income
  Fund Class 2                         158,287 16.79      17.27       2,061,677        1.61        0.20   0.70    -2.48   -1.31
American Funds IS High-Income Bond
  Fund Class 2                          34,077 11.27      11.42         361,464        6.85        0.20   0.70    -3.03   -1.87
American Funds IS International
  Fund Class 2                          51,672 11.87      12.16         525,792        1.95        0.20   0.70   -13.74  -12.71
AST SA Wellington Capital
  Appreciation Portfolio Class 3        16,776 18.85      19.39         232,885        0.00        0.20   0.70    -1.69   -0.51
AST SA Wellington Government and
  Quality Bond Portfolio Class 3        11,300 10.29      10.58         116,518        1.85        0.20   0.70    -0.91    0.27
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                       202,332 19.86      30.35       3,970,163        0.62        0.20   0.75   -16.12  -15.66
Dreyfus VIF International Value
  Portfolio Initial Shares              10,940  9.20      14.73         117,604        1.81        0.00   0.70   -17.40  -16.81
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares             345,984 19.01      20.64       6,407,578        0.00        0.20   0.75   -19.69  -19.24
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                       298,292 14.02      16.05       4,096,694        2.78        0.20   0.75    -3.28   -2.74
Fidelity VIP Asset Manager
  Portfolio Service Class 2            258,595 15.10      19.97       3,780,901        1.47        0.00   0.75    -6.32   -5.61
Fidelity VIP Contrafund Portfolio
  Service Class 2                    1,512,166 17.46      30.95      28,392,983        0.46        0.00   1.10    -7.67   -6.64
Fidelity VIP Equity-Income
  Portfolio Service Class 2            917,967 15.25      27.22      15,004,507        2.12        0.00   1.10    -9.54   -8.54
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                       23,538 14.96      15.83         360,714        1.35        0.00   0.70    -6.74   -6.08
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                       35,298 15.65      16.55         559,815        1.26        0.00   0.70    -7.43   -6.78
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                      149,544 14.55      16.35       2,359,621        1.16        0.00   1.10    -9.07   -8.05
Fidelity VIP Government Money
  Market Portfolio Service Class 2     101,173  9.79      10.07       1,023,453        0.95        0.20   0.70     0.69    1.88
Fidelity VIP Growth Portfolio
  Service Class 2                      835,835 25.70      34.90      17,707,184        0.04        0.00   0.75    -1.18   -0.43
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      442,087 16.57      29.25       8,071,996        0.42        0.00   1.10   -15.71  -14.77
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                         400,637 13.99      22.68       5,989,211        2.45        0.00   1.10   -10.07   -9.07
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                         337,421 17.30      29.44       6,322,587        0.94        0.00   1.10   -13.84  -12.88
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2                       1,177            18.87          22,210        0.00               0.50            -5.85
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2          125,835 12.54      15.22       1,599,147        2.81        0.20   0.75    -0.42    0.14
FTVIP Templeton Foreign VIP Fund
  Class 2                              396,938 10.45      17.46       4,126,561        2.80        0.20   0.75   -16.08  -15.61
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares            140,076 22.08      22.80       3,181,316        0.48        0.20   0.50    -1.53   -1.24
Invesco V.I. American Franchise
  Fund Series I                            613            21.20          13,001        0.00               0.50            -4.11
Invesco V.I. Core Equity Fund
  Series I                             432,994 16.53      17.86       6,977,216        0.92        0.20   0.75   -10.08   -9.58
Invesco V.I. Global Real Estate
  Fund Series I                         32,084 11.09      21.33         438,602        4.11        0.00   0.70    -6.81   -6.15
Invesco V.I. Government Securities
  Fund Series I                          1,082            11.14          12,050        1.57               0.50             0.05
Invesco V.I. Growth and Income Fund
  Series I                             515,887 25.63      26.06       9,134,590        2.17        0.00   0.75   -14.03  -13.38
Invesco V.I. High Yield Fund Series
  I                                    136,042 12.86      13.42       1,769,886        5.28        0.20   0.75    -4.08   -3.55
Invesco V.I. International Growth
  Fund Series I                        525,489 11.17      20.01       6,414,590        2.09        0.00   1.10   -15.91  -14.98
Janus Henderson Enterprise
  Portfolio Service Shares             260,835 25.39      42.85       6,331,865        0.12        0.00   0.75    -1.41   -0.66
Janus Henderson Forty Portfolio
  Service Shares                        33,321 18.56      35.34         713,863        0.00        0.00   0.70     1.01    1.72
Janus Henderson Global Research
  Portfolio Service Shares             189,351 15.24      17.49       2,818,406        1.04        0.20   0.75    -7.78   -7.27
Janus Henderson Overseas Portfolio
  Service Shares                       772,355  7.01       7.87       5,966,055        1.76        0.00   1.10   -16.07  -15.14
JPMorgan Insurance Trust Core Bond
  Portfolio Class 1                    118,476 10.61      14.54       1,265,297        2.03        0.00   0.70    -0.65    0.05
JPMorgan Insurance Trust Mid Cap
  Value Portfolio Class 1               20,572 31.34      33.06         663,877        1.02        0.20   0.75   -12.50  -12.01
JPMorgan Insurance Trust Small Cap
  Core Portfolio Class 1               146,979 21.43      32.25       3,101,349        0.42        0.20   0.75   -12.59  -12.11
MFS VIT Growth Series Initial Class    468,526 25.60      33.16      11,673,310        0.10        0.20   0.75     1.90    2.46
MFS VIT II Core Equity Portfolio
  Initial Class                        333,436 12.66      12.93       4,274,993        0.72        0.20   0.75    -4.55   -4.02
MFS VIT New Discovery Series
  Initial Class                        228,082 23.32      26.20       5,251,759        0.00        0.00   1.10    -2.56   -1.48
MFS VIT Research Series Initial
  Class                                144,927 22.04      28.40       2,911,066        0.75        0.00   0.75    -5.09   -4.37
MFS VIT Total Return Series Initial
  Class                                 13,021            16.56         215,588        1.90               0.50            -6.09
Morgan Stanley VIF Growth Portfolio
  Class I                              128,529 31.25      39.41       3,911,601        0.00        0.20   0.75     6.73    7.32
Neuberger Berman AMT Large Cap
  Value Portfolio Class I                1,674            15.26          25,534        1.17               0.50            -1.54
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                    285,059 18.43      31.72       5,479,092        0.00        0.00   1.10    -7.43   -6.40
Neuberger Berman AMT Sustainable
  Equity Portfolio Class I               6,686 18.82      29.51         129,447        0.52        0.20   0.70    -6.39   -5.91
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares           100,900 12.07      16.57       1,199,241        2.03        0.00   0.75    -6.03   -5.32
Oppenheimer Global Fund/VA Non
  Service Shares                       359,158 16.24      28.58       6,402,814        1.03        0.00   1.10   -14.14  -13.18
Oppenheimer Global Strategic Income
  Fund/VA Non-Service Shares               327            10.72           3,510        4.96               0.50            -4.88
PIMCO CommodityRealReturn Strategy
  Portfolio Administrative Class       110,044  7.33      14.62         587,286        2.21        0.00   1.10   -15.08  -14.13
PIMCO Global Bond Opportunities
  Portfolio (Unhedged)
  Adminstrative Class                   28,206  9.87      13.67         305,520        7.73        0.00   0.70    -4.87   -4.20

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  December 31, 2018                    For the Year Ended December 31, 2018
                                        ------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                             Units  Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                            ------- ------    -------   --------------  -------------  ------ ------- ------  -------
PIMCO Real Return Portfolio
  Administrative Class                  577,465 14.93      18.82       7,524,253        2.44        0.00   0.75    -2.95   -2.21
PIMCO Short-Term Portfolio
  Administrative Class                  313,414 10.88      12.26       3,671,595        2.16        0.00   1.10     0.41    1.53
PIMCO Total Return Portfolio
  Administrative Class                  828,840 13.91      16.14      12,129,200        2.50        0.00   1.10    -1.63   -0.54
Pioneer Fund VCT Portfolio Class I       85,951 19.78      23.63       1,656,011        1.19        0.20   0.70    -2.20   -1.71
Pioneer Mid Cap Value VCT Portfolio
  Class I                                50,424 16.18      16.25         793,307        0.73        0.00   0.75   -19.95  -19.34
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                     106,943 23.78      24.54       2,559,747        0.00        0.20   0.50    -6.95   -6.67
Putnam VT Diversified Income Fund
  Class IB                              300,844 15.62      17.08       5,665,739        4.31        0.00   0.95    -1.92   -0.98
Putnam VT Equity Income Fund Class IB   761,628 19.25      21.47      11,718,433        0.74        0.20   0.75    -9.18   -8.67
Putnam VT Growth Opportunities Fund
  Class IB                               42,021             4.23         177,616        0.00               0.50             1.87
Putnam VT International Value Fund
  Class IB                              351,823  7.93       8.72       3,090,053        2.22        0.20   1.10   -18.52  -17.78
Putnam VT Small Cap Value Fund Class IB   9,040 16.75      17.86         157,042        0.44        0.00   0.70   -20.49  -19.93
Putnam VT Sustainable Leaders Fund
  Class IB                                1,594            25.52          40,670        0.00               0.50            -2.02
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                       4,251 13.03      13.40          47,183        0.75        0.20   0.70   -12.71  -11.67
SAST SA JPMorgan Diversified Balanced
  Portfolio Class 1                     164,830 18.54      20.63       2,654,340        1.52        0.00   0.75    -8.40   -7.70
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                      91,940 16.12      18.12       1,593,822        0.00        0.00   1.10    -7.81   -6.78
VALIC Company I Dynamic Allocation Fund 319,784 11.94      12.28       3,439,714        1.02        0.20   0.70    -7.60   -6.50
VALIC Company I Emerging Economies Fund  10,236  9.63       9.90          97,387        1.41        0.20   0.70   -19.90  -18.94
VALIC Company I Government Money
  Market I Fund                         839,432  9.18      10.32       8,312,365        1.31        0.00   1.10     0.21    1.32
VALIC Company I International Equities
  Index Fund                            263,693 10.17      14.54       2,593,223        2.08        0.00   0.75   -14.39  -13.74
VALIC Company I International Value
  Fund                                    6,551  8.64       9.96          56,732        1.98        0.25   0.70   -18.39  -18.02
VALIC Company I Mid Cap Index Fund      621,713 19.58      22.00      13,017,944        1.19        0.00   1.10   -12.41  -11.43
VALIC Company I Nasdaq-100 Index Fund   200,596 29.94      33.65       6,330,427        0.55        0.00   1.10    -1.72   -0.63
VALIC Company I Science & Technology
  Fund                                  137,417 31.55      31.93       3,978,318        0.00        0.00   0.75    -2.20   -1.46
VALIC Company I Small Cap Index Fund    316,138 20.93      32.50       6,289,434        1.11        0.00   0.75   -11.89  -11.23
VALIC Company I Stock Index Fund        904,375 21.94      26.28      18,931,067        1.76        0.00   0.75    -5.43   -4.72
VALIC Company II Mid Cap Value Fund       5,422 13.15      13.52          60,871        0.43        0.20   0.70   -15.62  -14.61
VALIC Company II Socially Responsible
  Fund                                    2,701 16.36      16.83          39,595        1.68        0.20   0.70    -5.87   -4.75
VALIC Company II Strategic Bond Fund     19,316 10.77      11.07         202,859        3.71        0.20   0.70    -4.21   -3.07
Vanguard VIF High Yield Bond Portfolio  335,673 16.21      18.22       6,229,346        4.89        0.00   1.10    -3.80   -2.73
Vanguard VIF Real Estate Index
  Portfolio                             660,841 16.02      27.22      11,664,388        3.06        0.00   1.10    -6.39   -5.35

                                                 December 31, 2017                      For the Year Ended December 31 2017
                                      --------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                            Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                          --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Alger Capital Appreciation Portfolio
  Class I-2 Shares                      322,741 23.54      26.15       8,151,701        0.17        0.00   1.10   29.65    31.08
Alger Mid Cap Growth Portfolio
  Class I-2 Shares                      184,834 13.61      32.09       3,394,794        0.00        0.20   0.95   28.57    29.53
American Century VP Value Fund
  Class I                               761,205 22.42      31.05      16,556,042        1.62        0.00   0.75    7.94     8.75
American Funds IS Asset Allocation
  Fund Class 2                          110,852 14.46      14.80       1,473,785        1.82        0.20   0.70   15.42    16.79
American Funds IS Global Growth Fund
  Class 2                                37,874 16.25      16.63         537,081        0.73        0.20   0.70   30.56    32.10
American Funds IS Growth Fund Class 2    52,954 18.14      18.56         811,781        0.55        0.20   0.70   27.40    28.91
American Funds IS Growth-Income Fund
  Class 2                               102,846 17.21      17.61       1,464,609        1.65        0.20   0.70   21.53    22.97
American Funds IS High-Income Bond
  Fund Class 2                           23,439 11.62      11.71         262,674        8.26        0.20   0.70    6.14     7.40
American Funds IS International Fund
  Class 2                                32,925 13.77      14.03         412,489        1.51        0.20   0.70   31.23    32.78
AST SA Wellington Capital
  Appreciation Portfolio Class 3         10,103 19.18      19.62         162,533        0.00        0.20   0.70   31.53    33.09
AST SA Wellington Government and
  Quality Bond Portfolio Class 3          7,570 10.38      10.63          79,385        1.75        0.20   0.70    2.04     3.25
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                        215,289 23.55      36.18       5,029,990        1.06        0.20   0.75   14.52    15.15
Dreyfus VIF International Value
  Portfolio Initial Shares               11,834  9.46      11.41         145,813        1.46        0.00   0.95   27.31    28.52
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares              361,865 23.53      25.70       8,315,220        0.00        0.20   0.75   23.75    24.43
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                        341,206 14.42      16.59       4,826,798        2.11        0.20   0.75    3.72     4.29
Fidelity VIP Asset Manager Portfolio
  Service Class 2                       288,419 21.32      22.12       4,494,686        1.63        0.20   0.75   12.90    13.52
Fidelity VIP Contrafund Portfolio
  Service Class 2                     1,633,046 18.91      21.01      33,416,374        0.78        0.00   1.10   20.26    21.59
Fidelity VIP Equity-Income Portfolio
  Service Class 2                       980,078 16.86      29.22      17,674,993        1.48        0.20   1.10   11.42    12.43
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                        24,020 16.04      23.12         387,130        1.22        0.20   0.70   15.45    16.03
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                        35,817 16.91      24.79         611,436        1.08        0.20   0.70   16.75    17.33
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                       156,726 16.00      25.94       2,741,857        1.20        0.20   1.10   19.38    20.45
Fidelity VIP Government Money Market
  Portfolio Service Class 2              51,864  9.73       9.95         517,760        0.24        0.20   0.70   -0.27     0.91
Fidelity VIP Growth Portfolio
  Service Class 2                       909,510 26.00      34.41      19,660,993        0.08        0.20   0.75   33.81    34.55
Fidelity VIP Mid Cap Portfolio
  Service Class 2                       493,472 19.66      21.85      10,717,435        0.48        0.00   1.10   19.22    20.54
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                          416,827 15.55      24.49       6,983,291        2.26        0.20   1.10    7.17     8.13
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                          385,185 20.07      22.31       8,451,891        0.48        0.00   1.10    9.44    10.65
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2                        1,286            20.04          25,778        0.00               0.50            20.79
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2           151,946 12.52      15.28       1,928,613        2.18        0.20   0.75    0.58     1.14
FTVIP Templeton Foreign VIP Fund
  Class 2                               422,235 12.38      20.81       5,292,633        2.61        0.20   0.75   15.82    16.46

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                 December 31, 2017                      For the Year Ended December 31 2017
                                      --------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                            Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                          --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares             147,120 22.43      23.08       3,384,434         0.53       0.20   0.50    30.01   30.40
Invesco V.I. American Franchise Fund
  Series I                                  630            22.11          13,934         0.08              0.50            26.71
Invesco V.I. Core Equity Fund Series
  I                                     472,905 18.28      19.86       8,441,402         1.03       0.20   0.75    12.33   12.95
Invesco V.I. Global Real Estate Fund
  Series I                               28,044 11.90      14.12         407,776         3.57       0.00   0.70    12.26   13.05
Invesco V.I. Government Securities
  Fund Series I                           1,994            11.13          22,190         1.82              0.50             1.45
Invesco V.I. Growth and Income Fund
  Series I                              532,628 18.24      22.12      11,158,029         1.50       0.00   0.95    13.24   14.32
Invesco V.I. High Yield Fund Series I   152,651 13.41      13.91       2,066,246         4.07       0.20   0.75     5.51    6.09
Invesco V.I. International Growth
  Fund Series I                         549,092 13.29      14.76       8,074,309         1.50       0.00   1.10    21.66   23.00
Janus Henderson Enterprise Portfolio
  Service Shares                        264,281 41.27      43.46       6,766,100         0.14       0.20   0.75    26.14   26.83
Janus Henderson Forty Portfolio
  Service Shares                         31,036 18.73      20.27         686,757         0.00       0.00   0.95    28.77   29.99
Janus Henderson Global Research
  Portfolio Service Shares              201,456 16.44      18.96       3,240,331         0.70       0.20   0.75    25.74   26.43
Janus Henderson Overseas Portfolio
  Service Shares                        811,335  8.35       9.10       7,631,682         1.64       0.20   1.10    29.38   30.54
JPMorgan Insurance Trust Core Bond
  Portfolio Class 1                      64,724 10.68      14.28         721,668         2.42       0.20   0.70     2.85    3.37
JPMorgan Insurance Trust Mid Cap
  Value Portfolio Class 1                22,040 35.82      37.57         809,906         0.81       0.20   0.75    12.92   13.54
JPMorgan Insurance Trust Small Cap
  Core Portfolio Class 1                161,743 24.39      36.90       3,906,888         0.32       0.20   0.75    14.37   15.00
MFS VIT Growth Series Initial Class     500,388 24.98      32.55      12,198,289         0.11       0.20   0.75    30.43   31.14
MFS VIT II Core Equity Portfolio
  Initial Class                         352,760 13.27      13.47       4,723,353         0.97       0.20   0.75    23.90   24.58
MFS VIT New Discovery Series Initial
  Class                                 238,545 23.93      41.01       5,773,273         0.00       0.20   1.10    25.27   26.40
MFS VIT Research Series Initial Class   147,051 16.45      33.31       3,142,778         1.42       0.20   0.70    22.51   23.12
MFS VIT Total Return Series Initial
  Class                                  18,689            17.63         329,481         2.36              0.50            11.74
Morgan Stanley VIF Growth Portfolio
  Class I                               130,942 29.11      39.11       3,716,998         0.00       0.20   0.75    42.08   42.86
Neuberger Berman AMT Large Cap Value
  Portfolio Class I                       1,873            15.49          29,018         0.57              0.50            12.80
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                     309,688 19.91      22.13       6,640,794         0.00       0.00   1.10    23.92   25.29
Neuberger Berman AMT Sustainable
  Equity Portfolio Class I                6,411 20.11      31.37         132,321         0.54       0.20   0.70    17.61   18.19
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares            104,560 17.63      18.18       1,318,894         1.97       0.20   0.75     8.44    9.03
Oppenheimer Global Fund/VA Non
  Service Shares                        400,569 18.91      21.01       8,328,431         0.95       0.00   1.10    35.17   36.66
Oppenheimer Global Strategic Income
  Fund/VA Non-Service Shares                447            11.27           5,034         4.36              0.50             5.74
PIMCO CommodityRealReturn Strategy
  Portfolio Administrative Class        133,947  8.36       8.63         793,866        10.90       0.20   1.10   -49.03    1.04
PIMCO Global Bond Opportunities
  Portfolio (Unhedged) Adminstrative
  Class                                  15,207 10.37      15.87         185,779         1.98       0.20   0.70     7.87    8.41
PIMCO Real Return Portfolio
  Administrative Class                  635,394 14.99      19.39       8,525,775         2.37       0.20   0.75     2.88    3.45
PIMCO Short-Term Portfolio
  Administrative Class                  318,961 10.84      12.05       3,716,064         1.71       0.00   1.10     1.28    2.40
PIMCO Total Return Portfolio
  Administrative Class                  846,327 14.14      15.71      12,770,068         2.02       0.00   1.10     3.77    4.91
Pioneer Fund VCT Portfolio Class I       93,667 20.13      24.16       1,837,936         1.19       0.20   0.70    20.87   21.47
Pioneer Mid Cap Value VCT Portfolio
  Class I                                62,494 20.14      20.21       1,228,114         0.85       0.00   0.75    12.33   13.17
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                     115,493 25.55      26.30       2,961,550         0.08       0.20   0.50    29.38   29.77
Putnam VT Diversified Income Fund
  Class IB                              325,506 17.42      18.66       6,182,584         5.51       0.20   0.95     6.11    6.91
Putnam VT Equity Income Fund Class IB   804,976 21.08      23.64      13,587,892         0.00       0.20   0.75    12.67   13.06
Putnam VT Growth and Income Fund IB          -- 18.64      20.98              --         4.27       0.20   0.75     4.85    5.06
Putnam VT Growth Opportunities Fund
  Class IB                               41,838             4.15         173,600         0.10              0.50            30.25
Putnam VT International Value Fund
  Class IB                              401,810  9.73      10.61       4,380,642         1.51       0.20   1.10    23.34   24.45
Putnam VT Small Cap Value Fund
  Class IB                               11,455 21.07      33.23         243,156         0.68       0.20   0.70     7.12    7.66
Putnam VT Sustainable Leaders Fund
  Class IB                                1,635            26.04          42,592         0.63              0.50            28.58
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                       3,519 14.92      15.27          45,247         0.50       0.20   0.70    11.85   13.18
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 1            160,121 22.52      25.60       2,944,647         1.65       0.20   0.75    13.71   14.33
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                      93,007 17.49      34.17       1,726,026         0.00       0.20   1.10    28.17   29.33
VALIC Company I Dynamic Allocation
  Fund                                  174,429 12.92      13.22       2,099,939         1.49       0.20   0.70    19.38   20.80
VALIC Company I Emerging Economies
  Fund                                    7,103 12.02      12.30          84,620         1.24       0.20   0.70    40.28   41.95
VALIC Company I Government Money
  Market I Fund                         934,888  9.16      10.16       9,151,018         0.41       0.20   1.10    -0.72    0.18
VALIC Company I International
  Equities Index Fund                   248,253 16.98      19.46       2,865,338         2.53       0.20   0.75    23.42   24.10
VALIC Company I International Value
  Fund                                    5,498 10.54      12.20          59,127         1.73       0.25   0.70    16.18   18.37
VALIC Company I Mid Cap Index Fund      689,546 22.35      38.03      16,438,059         1.15       0.20   1.10    14.64   15.68
VALIC Company I Nasdaq-100 Index Fund   222,786 30.47      33.22       7,283,551         0.71       0.20   1.10    30.85   32.03
VALIC Company I Science & Technology
  Fund                                  120,251 32.65      49.22       3,603,939         0.00       0.20   0.75    40.23   41.00
VALIC Company I Small Cap Index Fund    359,948 32.29      36.89       8,161,335         1.03       0.20   0.75    13.53   14.15
VALIC Company I Stock Index Fund      1,022,435 27.79      33.05      22,675,504         1.48       0.20   0.75    20.51   21.17
VALIC Company II Mid Cap Value Fund       4,131 15.58      15.94          55,792         0.54       0.20   0.70    13.67   15.02
VALIC Company II Socially
  Responsible Fund                        2,605 17.38      17.78          40,460         1.36       0.20   0.70    19.82   21.24
VALIC Company II Strategic Bond Fund     15,518 11.24      11.50         172,262         3.55       0.20   0.70     6.06    7.32
Vanguard VIF High Yield Bond
  Portfolio                             358,684 16.85      18.73       6,909,788         4.84       0.00   1.10     5.84    7.00
Vanguard VIF Real Estate Index
  Portfolio                             697,040 17.12      19.02      13,145,749         2.47       0.00   1.10     3.63    4.78

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2016                      For the Year Ended December 31 2016
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Alger Capital Appreciation
  Portfolio Class I-2 Shares           308,315 23.79      30.60       6,171,284        0.19        0.20   1.45   -0.94     0.30
Alger Mid Cap Growth Portfolio
  Class I-2 Shares                     177,407 10.59      24.77       2,548,701        0.00        0.20   0.95    0.02     0.77
American Century VP Value Fund
  Class I                              819,555 26.70      28.76      16,518,290        1.69        0.20   0.75   19.58    20.24
American Funds IS Asset Allocation
  Fund Class 2                          71,357 11.13      12.67         822,148        1.85        0.20   0.70    8.65     9.19
American Funds IS Global Growth
  Fund Class 2                          29,438 10.65      12.59         324,428        1.20        0.20   0.70   -0.08     0.42
American Funds IS Growth Fund
  Class 2                               40,194 11.95      14.40         490,246        1.09        0.20   0.70    8.73     9.27
American Funds IS Growth-Income
  Fund Class 2                          62,791 11.48      14.32         740,001        1.89        0.20   0.70   10.74    11.30
American Funds IS High-Income Bond
  Fund Class 2                          13,125 10.46      10.98         138,875        7.43        0.20   0.70   16.88    17.46
American Funds IS International
  Fund Class 2                          15,568  9.39      10.64         148,913        1.92        0.20   0.70    2.81     3.33
AST SA Wellington Capital
  Appreciation Portfolio Class 3         8,075 11.55      14.74          98,099        0.00        0.20   0.70    1.02     1.53
AST SA Wellington Government and
  Quality Bond Portfolio Class 3         5,735 10.10      10.29          58,188        0.99        0.20   0.70    0.51     1.01
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                       237,494 20.45      31.60       4,835,018        1.04        0.20   0.75   14.61    15.24
Dreyfus VIF International Value
  Portfolio Initial Shares              11,400  7.43      13.56         109,962        1.68        0.20   0.95   -2.38    -1.64
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares             379,560 18.91      20.77       7,032,502        0.00        0.20   0.75   16.20    16.84
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                       357,140 13.83      16.00       4,865,166        1.80        0.20   0.75    0.76     1.32
Fidelity VIP Asset Manager
  Portfolio Service Class 2            302,946 18.89      19.49       4,190,721        1.28        0.20   0.75    2.07     2.63
Fidelity VIP Contrafund Portfolio
  Service Class 2                    1,776,410 17.53      26.82      30,500,037        0.59        0.20   1.45    6.18     7.52
Fidelity VIP Equity-Income
  Portfolio Service Class 2          1,042,442 15.72      25.99      16,921,768        2.08        0.20   1.45   16.02    17.47
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                       26,732 13.89      19.93         374,830        1.25        0.20   0.70    5.07     5.59
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                       49,071 15.76      21.13         730,988        1.36        0.20   0.75    5.19     5.77
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                      152,631 14.72      21.54       2,231,887        1.21        0.20   1.45    4.85     6.16
Fidelity VIP Government Money
  Market Portfolio Service Class 2      45,162  9.75       9.86         444,169        0.01        0.20   0.70   -0.68    -0.19
Fidelity VIP Growth Portfolio
  Service Class 2                      934,128 19.43      25.58      15,221,424        0.00        0.20   0.75   -0.20     0.35
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      543,458 16.49      28.01      10,099,201        0.31        0.20   1.10   10.70    11.70
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                         438,899 14.51      22.65       6,873,004        1.91        0.20   1.10   14.79    15.83
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                         417,273 18.34      30.04       8,379,469        0.79        0.20   1.10   28.77    29.93
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2                       1,247            16.59          20,681        0.00               0.50             3.65
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2          222,589 12.38      15.19       2,801,127        2.67        0.20   0.75   -0.09     0.46
FTVIP Templeton Foreign VIP Fund
  Class 2                              443,064 10.63      17.97       4,872,425        1.83        0.20   0.75    6.38     6.96
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares            153,434 17.25      17.70       2,707,918        0.56        0.20   0.50    1.48     1.78
Invesco V.I. American Franchise
  Fund Series I                            815            17.45          14,217        0.00               0.50             1.76
Invesco V.I. Core Equity Fund
  Series I                             499,400 16.19      17.68       7,918,799        0.76        0.20   0.75    9.44    10.04
Invesco V.I. Global Real Estate
  Fund Series I                         26,458  9.96      19.78         340,703        1.81        0.20   0.70    1.33     1.84
Invesco V.I. Government Securities
  Fund Series I                          2,700            10.97          29,621        1.89               0.50             0.73
Invesco V.I. Growth and Income Fund
  Series I                             547,160 16.11      25.89      10,308,504        1.08        0.20   0.95   18.57    19.46
Invesco V.I. High Yield Fund Series
  I                                    157,151 12.71      13.11       2,013,798        4.17        0.20   0.75   10.38    10.99
Invesco V.I. International Growth
  Fund Series I                        551,286 10.92      18.82       6,731,961        1.37        0.20   1.10   -1.54    -0.65
Janus Henderson Enterprise
  Portfolio Service Shares             264,025 32.54      34.46       5,486,490        0.02        0.20   0.75   11.27    11.88
Janus Henderson Forty Portfolio
  Service Shares                        32,085 14.55      26.29         543,870        0.00        0.20   0.95    0.98     1.74
Janus Henderson Global Research
  Portfolio Service Shares             207,662 13.00      15.08       2,650,720        0.92        0.20   0.75    1.06     1.62
Janus Henderson Overseas Portfolio
  Service Shares                       805,816  6.97      10.03       6,087,248        4.44        0.20   1.45   -8.05    -6.89
JPMorgan Insurance Trust Core Bond
  Portfolio Class 1                     45,740 10.26      13.82         497,146        2.37        0.20   0.70    1.40     1.91
JPMorgan Insurance Trust Mid Cap
  Value Portfolio Class 1               24,041 31.72      33.09         780,238        0.85        0.20   0.75   13.84    14.47
JPMorgan Insurance Trust Small Cap
  Core Portfolio Class 1               177,044 21.21      32.26       3,678,494        0.48        0.20   0.75   19.32    19.97
MFS VIT Growth Series Initial Class    530,331 19.05      24.95       9,893,159        0.04        0.20   0.75    1.68     2.24
MFS VIT II Core Equity Portfolio
  Initial Class                        368,979 10.71      10.81       3,975,629        0.74        0.20   0.75   10.55    11.15
MFS VIT New Discovery Series
  Initial Class                        233,442 19.10      32.45       4,661,628        0.00        0.20   1.10    7.86     8.83
MFS VIT Research Series Initial
  Class                                152,465 24.44      27.05       2,688,879        0.76        0.20   0.75    7.93     8.52
MFS VIT Total Return Series Initial
  Class                                 20,656            15.78         325,886        2.85               0.50             8.55
Morgan Stanley VIF Growth Portfolio
  Class I                              127,750 20.38      25.99       2,556,044        0.00        0.20   0.75   -2.37    -1.83
Neuberger Berman AMT Large Cap
  Value Portfolio Class I                2,118            13.74          29,087        0.83               0.50            26.73
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                    308,428 16.07      26.61       5,451,162        0.00        0.20   1.10    3.26     4.19
Neuberger Berman AMT Sustainable
  Equity Portfolio Class I               6,209 17.10      26.54         105,760        0.71        0.20   0.70    9.10     9.64
Oppenheimer Conservative Balanced
  Fund/ VA Non Service Shares          103,959 16.26      16.67       1,217,473        2.40        0.20   0.75    4.48     5.05
Oppenheimer Global Fund/VA Non
  Service Shares                       409,562 14.90      23.69       6,367,919        1.04        0.20   1.45   -1.36    -0.12
Oppenheimer Global Strategic Income
  Fund/ VA Non-Service Shares               92            10.66             978        4.88               0.50             6.00
PIMCO CommodityRealReturn Strategy
  Portfolio Administrative Class       147,382  8.54      16.39         812,588        1.09        0.20   1.10   13.90    14.93
PIMCO Global Bond Opportunities
  Portfolio (Unhedged)
  Adminstrative Class                   15,724  9.42      14.64         173,549        1.55        0.20   0.70    3.32     3.83
PIMCO Real Return Portfolio
  Administrative Class                 736,554 14.49      18.85       9,657,456        2.28        0.20   0.75    4.41     4.99
PIMCO Short-Term Portfolio
  Administrative Class                 335,790 10.70      11.74       3,857,946        1.58        0.20   1.10    1.25     2.17
PIMCO Total Return Portfolio
  Administrative Class                 917,603 13.62      15.52      13,448,923        2.09        0.20   1.10    1.56     2.47
Pioneer Fund VCT Portfolio Class I      96,575 16.57      19.87       1,564,976        1.28        0.20   0.75    9.00     9.60
Pioneer Mid Cap Value VCT Portfolio
  Class I                               63,173 17.99      25.75       1,120,295        0.69        0.20   0.75   15.69    16.32
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                    124,890 19.62      20.26       2,474,354        0.00        0.20   0.75    2.96     3.53
Putnam VT Diversified Income Fund
  Class IB                             329,860 16.41      17.45       5,932,108        7.05        0.20   0.95    4.43     5.21
Putnam VT Growth and Income Fund IB    663,437 17.74      20.01      12,031,012        1.62        0.20   0.75   14.16    14.79
Putnam VT Growth Opportunities Fund
  Class IB                              43,644             3.19         139,035        0.00               0.50             0.67

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2016                      For the Year Ended December 31 2016
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Putnam VT International Value Fund
  Class IB                             422,085  8.52       9.25       3,802,383        2.40        0.20   1.45   -0.35     0.90
Putnam VT Small Cap Value Fund
  Class IB                              11,580 19.67      30.87         229,963        1.17        0.20   0.70   26.61    27.24
Putnam VT Sustainable Leaders Fund
  Class IB                               1,756            20.25          35,566        0.73               0.50             7.25
Putnam VT Voyager Fund IB                   --    --         --              --        1.94        0.00   0.00    0.00     0.00
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                     11,944 11.21      13.34         134,215        1.49               0.70            14.95
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 1           157,818 19.80      22.39       2,566,794        1.66        0.20   0.75    6.37     6.95
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                     91,749 13.64      26.42       1,305,543        0.00        0.20   1.10    6.21     7.17
VALIC Company I Dynamic Allocation
  Fund                                 120,660  9.94      10.95       1,203,724        1.10        0.20   0.70    4.12     4.64
VALIC Company I Emerging Economies
  Fund                                   6,051  8.33       8.67          50,752        1.69        0.20   0.70   10.70    11.25
VALIC Company I Government Money
  Market I Fund                      1,113,874  9.23      10.15      11,007,823        0.01        0.20   1.10   -1.08    -0.19
VALIC Company I International
  Equities Index Fund                  230,323 13.76      15.68       2,217,518        2.90        0.20   0.75    0.50     1.06
VALIC Company I International Value
  Fund                                   4,634  8.90      10.50          42,285        1.98               0.70            11.31
VALIC Company I Mid Cap Index Fund     723,227 20.86      32.87      15,057,428        1.20        0.20   1.45   18.89    20.38
VALIC Company I Nasdaq-100 Index
  Fund                                 240,528 23.29      25.16       5,986,351        0.67        0.20   1.10    5.60     6.55
VALIC Company I Science &
  Technology Fund                      110,255 23.28      34.91       2,363,217        0.00        0.20   0.75    6.54     7.12
VALIC Company I Small Cap Index Fund   362,797 28.29      32.49       7,336,637        1.17        0.20   0.75   20.28    20.94
VALIC Company I Stock Index Fund     1,064,879 23.06      27.28      19,674,788        2.45        0.20   0.75   10.76    11.37
VALIC Company II Mid Cap Value Fund      2,807 11.32      13.86          33,379        0.21        0.20   0.70   13.27    13.83
VALIC Company II Socially
  Responsible Fund                       2,355 11.79      14.67          30,857        1.51        0.20   0.70    9.88    10.43
VALIC Company II Strategic Bond Fund    13,302 10.24      10.72         139,321        3.83        0.20   0.70    7.42     7.95
Vanguard VIF High Yield Bond
  Portfolio                            366,167 15.92      22.61       6,665,367        5.48        0.20   1.10   10.14    11.13
Vanguard VIF Real Estate Index
  Portfolio                            752,358 17.03      27.00      13,753,371        2.70        0.20   1.45    6.80     8.14

                                                December 31, 2015                      For the Year Ended December 31 2015
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Alger Capital Appreciation
  Portfolio Class I-2 Shares           306,548 14.22      24.01       6,405,391        0.09        0.20   1.45    4.66     5.98
Alger Mid Cap Growth Portfolio
  Class I-2 Shares                     182,860 13.03      13.83       2,669,937        0.00        0.20   1.45   -2.98    -1.76
American Century VP Value Fund
  Class I                              870,970 16.86      24.05      14,908,764        2.13        0.20   0.75   -4.60    -4.08
American Funds IS Asset Allocation
  Fund Class 2                          45,797 11.53      11.68         482,133        2.40        0.20   0.70    0.69     1.20
American Funds IS Global Growth
  Fund Class 2                           9,466 12.46      12.62         112,003        1.15        0.20   0.70    6.19     6.72
American Funds IS Growth Fund
  Class 2                               10,934 13.09      13.27         123,244        0.92        0.20   0.70    6.11     6.64
American Funds IS Growth-Income
  Fund Class 2                          25,944 10.36      12.96         284,389        1.75        0.20   0.70    0.75     1.25
American Funds IS High-Income Bond
  Fund Class 2                           6,865  8.95       9.35          62,767        7.96        0.20   0.70   -6.14    -8.86
American Funds IS International
  Fund Class 2                           5,694  9.13      10.30          53,220        2.32        0.20   0.70   -5.09    -5.03
AST SA Wellington Capital
  Appreciation Portfolio Class 3         4,639 14.43      14.62          57,172        0.00        0.20   0.70    7.70     8.24
AST SA Wellington Government and
  Quality Bond Portfolio Class 3         2,574 10.13      10.26          26,013        2.41        0.20   0.70   -0.41     0.09
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                       271,786 17.75      27.57       4,828,014        0.63        0.20   0.75   -3.02    -2.48
Dreyfus VIF International Value
  Portfolio Initial Shares              14,834  7.61      13.78         143,386        2.24        0.20   0.95   -3.64    -2.91
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares             424,523 16.19      19.77       6,796,573        0.00        0.20   0.75   -3.01    -2.47
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                       394,856 13.65      18.83       5,385,617        2.05        0.20   0.75   -2.38    -1.85
Fidelity VIP Asset Manager
  Portfolio Service Class 2            309,899 18.50      18.99       4,248,819        1.36        0.20   0.75   -0.81    -0.26
Fidelity VIP Contrafund Portfolio
  Service Class 2                    1,897,435 16.51      24.95      31,784,963        0.80        0.20   1.45   -1.03     0.21
Fidelity VIP Equity-Income
  Portfolio Service Class 2          1,099,574 13.55      13.91      15,777,973        2.93        0.20   1.45   -5.62    -4.43
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                       27,297 14.47      18.87         370,220        1.66        0.20   0.70   -1.15    -0.66
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                       44,989 14.98      19.97         640,820        1.66        0.20   0.75   -1.25    -0.70
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                      154,093 12.57      14.04       2,147,681        2.06        0.20   1.45   -1.96    -0.73
Fidelity VIP Government Money
  Market Portfolio Service Class 2      90,441  9.82       9.95         894,457        0.00        0.20   0.70   -0.69    -0.19
Fidelity VIP Growth Portfolio
  Service Class 2                      964,228 16.37      19.47      16,073,318        0.03        0.20   0.75    6.11     6.69
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      564,487 12.33      16.66       9,995,340        0.26        0.20   1.45   -3.05    -1.83
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                         454,155 12.35      13.34       6,270,133        3.13        0.20   1.45   -6.31    -5.13
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                         408,261 14.67      14.70       6,935,707        0.63        0.20   1.45   -8.72    -7.57
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2                       2,534            16.01          40,559        0.00               0.50            -3.14
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2          232,614 12.32      15.20       2,995,988        2.86        0.20   0.75   -0.28     0.27
FTVIP Templeton Foreign VIP Fund
  Class 2                              454,864  9.94      16.89       5,101,290        3.37        0.20   0.75   -7.19    -6.68
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares            187,977 17.39      19.29       3,341,287        0.36        0.20   0.75    2.62     3.19
Invesco V.I. American Franchise
  Fund Series I                            298            17.14           5,116        0.00               0.50             4.48
Invesco V.I. Core Equity Fund
  Series I                             526,582 14.71      16.16       7,610,942        1.12        0.20   0.75   -6.47    -5.96
Invesco V.I. Global Real Estate
  Fund Series I                         19,199 10.46      10.60         256,355        3.83        0.20   0.70   -2.17    -1.68
Invesco V.I. Government Securities
  Fund Series I                          3,342            10.89          36,400        2.21               0.50            -0.16
Invesco V.I. Growth and Income Fund
  Series I                             573,664 13.58      15.92       9,397,249        2.88        0.20   0.95   -3.98    -3.26
Invesco V.I. High Yield Fund Series
  I                                    161,859 11.51      11.81       1,874,637        4.77        0.20   0.75   -3.89    -3.36
Invesco V.I. International Growth
  Fund Series I                        575,992 10.91      13.66       7,464,549        1.51        0.20   1.45   -3.75    -2.54
Janus Henderson Enterprise
  Portfolio Service Shares             282,411 17.67      30.97       5,309,566        0.53        0.20   0.75    2.99     3.56

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2015                      For the Year Ended December 31 2015
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
Janus Henderson Forty Portfolio
  Service Shares                        25,998 14.25      14.41         445,910         0.00       0.20   0.95    10.88   11.71
Janus Henderson Global Research
  Portfolio Service Shares             226,554 12.79      14.92       2,857,036         0.55       0.20   0.75    -3.26   -2.73
Janus Henderson Overseas Portfolio
  Service Shares                       843,160  7.01      10.91       7,496,099         0.54       0.20   1.45   -10.12   -8.99
JPMorgan Insurance Trust Core Bond
  Portfolio Class 1                     24,910 10.11      10.38         278,198         2.31       0.20   0.70     0.41    0.92
JPMorgan Insurance Trust Mid Cap
  Value Portfolio Class 1               26,415 27.87      28.91         747,190         1.02       0.20   0.75    -3.38   -2.85
JPMorgan Insurance Trust Small Cap
  Core Portfolio Class 1               201,877 17.67      27.04       3,491,842         0.15       0.20   0.75    -5.99   -5.47
MFS VIT Core Equity Series-Initial
  Class                                     --    --         --              --         1.90       0.20   0.75     0.00    0.00
MFS VIT Growth Series Initial Class    592,534 18.63      25.59      10,847,200         0.16       0.20   0.75     6.76    7.34
MFS VIT II Core Equity Portfolio
  Initial Class                        398,790  9.69       9.73       3,874,431         1.18       0.20   0.75    -3.14   -2.73
MFS VIT New Discovery Series
  Initial Class                        249,507 17.83      18.97       4,696,667         0.00       0.20   1.45    -3.30   -2.08
MFS VIT Research Series Initial
  Class                                151,314 12.60      22.64       2,574,658         0.72       0.20   0.75     0.05    0.60
MFS VIT Total Return Series Initial
  Class                                 25,915            14.53         376,652         2.60              0.50            -0.87
Morgan Stanley VIF Growth Portfolio
  Class I                              154,144 20.76      26.62       3,154,713         0.00       0.20   0.75    11.40   12.01
Neuberger Berman AMT Large Cap
  Value Portfolio Class I                2,629            10.84          28,491         0.78              0.50           -12.24
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                    322,635 16.66      17.89       5,601,819         0.00       0.20   1.45    -0.18    1.07
Neuberger Berman AMT Sustainable
  Equity Portfolio Class I               5,802 15.67      24.21          90,687         0.59       0.20   0.70    -1.16   -0.66
Oppenheimer Conservative Balanced
  Fund/ VA Non Service Shares          116,211 15.56      15.87       1,309,698         2.27       0.20   0.75     0.08    0.63
Oppenheimer Global Fund/VA Non
  Service Shares                       430,410 12.02      15.11       6,918,180         1.36       0.20   1.45     2.45    3.74
Oppenheimer Global Strategic Income
  Fund/VA Non-Service Shares               119  9.98      10.06           1,192        54.19       0.50   0.75    -2.99   -2.75
PIMCO CommodityRealReturn Strategy
  Portfolio Administrative Class       157,941             5.45         748,201         4.72       0.20   1.45   -26.78  -25.85
PIMCO Global Bond Opportunities
  Portfolio (Unhedged)
  Adminstrative Class                    9,924  9.43      12.22         112,453         1.84       0.20   0.70    -4.69   -4.22
PIMCO Real Return Portfolio
  Administrative Class                 768,137 12.46      19.29       9,823,635         3.98       0.20   0.75    -3.43   -2.90
PIMCO Short-Term Portfolio
  Administrative Class                 356,593 10.93      11.32       4,051,596         0.97       0.20   1.45    -0.34    0.91
PIMCO Total Return Portfolio
  Administrative Class                 960,916 10.17      14.72      14,091,840         4.94       0.20   1.45    -0.98    0.27
Pioneer Fund VCT Portfolio Class I     105,109 15.12      18.23       1,558,132         1.08       0.20   0.75    -0.81   -0.26
Pioneer Mid Cap Value VCT Portfolio
  Class I                               67,069 15.55      22.14       1,034,676         0.79       0.20   0.75    -6.84   -6.33
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                    138,650 19.05      19.57       2,660,062         0.00       0.20   0.75     0.87    1.43
Putnam VT Diversified Income Fund
  Class IB                             353,185 13.76      15.72       6,043,586         9.47       0.20   0.95    -3.26   -2.54
Putnam VT Growth and Income Fund IB    714,172 15.45      17.53      11,296,683         1.87       0.20   0.75    -8.22   -7.71
Putnam VT International Value Fund
  Class IB                             454,450  8.45       9.28       4,218,894         1.37       0.20   1.45    -3.41   -2.20
Putnam VT Small Cap Value Fund
  Class IB                              13,733 24.26      31.09         214,083         0.86       0.20   0.75    -4.95   -4.43
Putnam VT Sustainable Leaders Fund
  Class IB                               2,141 18.64      18.89          40,437         0.51       0.50   0.75    -1.03   -0.79
Putnam VT Voyager Fund IB               10,278            17.58         180,671         1.14              0.50            -6.58
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                        973            11.61           9,593         0.60              0.70            -6.69
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 1           137,230 12.01      18.62       2,184,924         1.81       0.20   0.75    -0.72   -0.17
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                     95,675 12.10      24.65       1,276,068         0.00       0.20   1.45    -2.61   -1.38
VALIC Company I Dynamic Allocation
  Fund                                  44,433 10.40      10.53         426,336         0.00       0.20   0.70    -5.22   -4.74
VALIC Company I Emerging Economies
  Fund                                   1,266  7.74       7.84           9,783         1.64       0.20   0.70   -15.14  -14.71
VALIC Company I Government Money
  Market I Fund                      1,157,120  9.70       9.99      11,540,062         0.01       0.20   1.45    -1.43   -0.19
VALIC Company I International
  Equities Index Fund                  261,372 10.28      13.69       2,498,488         3.69       0.20   0.75    -1.74   -1.20
VALIC Company I International Value
  Fund                                   3,100             9.43          25,424         0.49              0.70            -7.95
VALIC Company I Mid Cap Index Fund     767,547 17.50      17.54      13,632,876         1.04       0.20   1.45    -3.90   -2.69
VALIC Company I Nasdaq-100 Index
  Fund                                 278,122 15.56      24.79       6,538,380         0.86       0.20   1.45     7.62    8.97
VALIC Company I Science &
  Technology Fund                      122,249 15.52      21.85       2,513,308         0.00       0.20   0.75     7.07    7.66
VALIC Company I Small Cap Index Fund   356,597 16.75      27.01       6,123,899         1.02       0.20   0.75    -5.19   -4.67
VALIC Company I Stock Index Fund     1,174,358 12.89      21.57      19,822,358         1.66       0.20   0.75     0.30    0.85
VALIC Company II Mid Cap Value Fund      1,425 10.00      12.26          15,590         0.18       0.20   0.70    -2.10   -1.61
VALIC Company II Socially
  Responsible Fund                       1,167 13.20      13.37          15,000         0.92       0.20   0.70     0.41    0.91
VALIC Company II Strategic Bond Fund    10,346  9.86       9.99         101,212         3.38       0.20   0.70    -2.62   -2.13
Vanguard VIF High Yield Bond
  Portfolio                            377,721 15.03      15.42       6,281,947         5.53       0.20   1.45    -3.00   -1.77
Vanguard VIF Real Estate Index
  Portfolio                            814,685 15.95      24.97      14,170,899         1.81       0.20   1.45     0.75    2.02

                                                 December 31, 2014                     For the Year Ended December 31 2014
                                       ------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                            Units  Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                           ------- ------    -------   --------------  -------------  ------ ------- ------  -------
Alger Capital Appreciation Portfolio
  Class I-2 Shares                     274,166 22.94      28.79       5,759,903        0.10        0.20   1.45   12.12    13.53
Alger Mid Cap Growth Portfolio
  Class I-2 Shares                     192,686 11.46      14.25       2,958,031        0.00        0.20   1.45    6.46     7.80
American Century VP Value Fund Class I 919,159 12.57      28.62      16,723,661        1.54        0.20   0.75   12.23    12.85
American Funds IS Asset Allocation
  Fund Class 2                           6,802 11.45      11.54          77,912        2.40        0.20   0.70    4.66     5.19
American Funds IS Global Growth Fund
  Class 2                                5,685 11.73      11.83          67,216        0.68        0.20   0.70    1.60     2.11
American Funds IS Growth Fund Class 2      899 12.34      12.44          11,137        0.01        0.20   0.70    7.75     8.29
American Funds IS Growth-Income Fund
  Class 2                                5,674 12.70      12.80          72,411        0.02        0.20   0.70    9.86    10.41
American Funds IS High-Income Bond
  Fund Class 2                           2,617 10.17      10.26          26,459        0.08        0.20   0.70   -0.07     0.43

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2014                      For the Year Ended December 31 2014
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
American Funds IS International
  Fund Class 2                             400 10.76      10.85           4,308        2.60        0.20   0.70    -3.33   -2.85
AST SA Wellington Capital
  Appreciation Portfolio Class 3         1,023 13.40      13.51          13,792        0.00        0.20   0.70    14.15   14.73
AST SA Wellington Government and
  Quality Bond Portfolio Class 3           337 10.17      10.25           3,454        3.42        0.20   0.70     4.18    4.70
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                       301,137 18.20      28.43       5,588,214        0.93        0.20   0.75    11.25   11.87
Dreyfus VIF International Value
  Portfolio Initial Shares              14,043  7.90       8.34         139,628        1.65        0.20   0.95   -10.18   -9.50
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares             467,865 16.60      20.39       7,676,329        0.00        0.20   0.75     0.84    1.39
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                       400,797 13.90      19.29       5,594,333        2.14        0.20   0.75     4.01    4.58
Fidelity VIP Asset Manager
  Portfolio Service Class 2            327,100 18.65      19.04       4,533,991        1.26        0.20   0.75     4.75    5.33
Fidelity VIP Contrafund Portfolio
  Service Class 2                    1,992,046 16.68      24.89      34,117,348        0.74        0.20   1.45    10.05   11.43
Fidelity VIP Equity-Income
  Portfolio Service Class 2          1,176,181 14.36      23.15      17,933,840        2.62        0.20   1.45     6.92    8.26
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                       26,350 14.64      19.00         362,588        1.45        0.20   0.70     3.87    4.39
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                       44,417 15.17      20.12         637,712        1.32        0.20   0.75     4.07    4.64
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                       68,363 12.66      14.32       1,009,535        1.36        0.20   1.45     3.24    4.53
Fidelity VIP Government Money
  Market Portfolio Service Class 2       2,363  9.89       9.97          23,368        0.03        0.20   0.70    -0.69   -0.19
Fidelity VIP Growth Portfolio
  Service Class 2                    1,073,695 15.34      15.47      16,916,744        0.00        0.20   0.75    10.18   10.79
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      564,784 12.56      17.18      10,828,585        0.02        0.20   1.45     4.51    5.82
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                         470,937 14.24      20.61       7,010,955        2.05        0.20   1.45     5.58    6.91
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                         430,935 16.08      25.01       8,238,202        0.62        0.20   1.45    -0.88    0.37
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2                       2,703            16.52          44,664        0.00               0.50             6.94
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2          229,369 12.29      15.25       3,005,162        2.50        0.20   0.75     2.61    3.18
FTVIP Templeton Foreign VIP Fund
  Class 2                              478,259 10.65      18.20       5,837,832        2.01        0.20   0.75   -11.80  -11.31
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares            192,544 16.85      18.80       3,320,170        0.23        0.20   0.75    12.79   13.41
Invesco V.I. American Franchise
  Fund Series I                            315            16.41           5,172        0.05               0.50             7.90
Invesco V.I. Core Equity Fund
  Series I                             578,270 15.64      17.27       8,957,278        0.85        0.20   0.75     7.34    7.93
Invesco V.I. Global Real Estate
  Fund Series I                         15,016 12.10      19.75         210,658        1.52        0.20   0.70    13.82   14.39
Invesco V.I. Government Securities
  Fund Series I                          3,486            10.91          38,030        2.39               0.50             3.62
Invesco V.I. Growth and Income Fund
  Series I                             604,758 14.15      16.46      10,490,134        1.79        0.20   0.95     9.24   10.06
Invesco V.I. High Yield Fund Series
  I                                    215,634 11.98      12.22       2,592,381        4.73        0.20   0.75     0.97    1.52
Invesco V.I. International Growth
  Fund Series I                        602,190 11.19      14.19       8,210,933        1.55        0.20   1.45    -1.11    0.13
Janus Henderson Enterprise
  Portfolio Service Shares             285,729 17.06      30.07       5,329,079        0.03        0.20   0.75    11.40   12.02
Janus Henderson Forty Portfolio
  Service Shares                        32,828 12.75      12.99         492,985        0.03        0.20   0.95     7.44    8.25
Janus Henderson Global Research
  Portfolio Service Shares             244,595 13.15      15.43       3,195,683        0.97        0.20   0.75     6.38    6.97
Janus Henderson Overseas Portfolio
  Service Shares                       823,066  8.23      12.14       8,434,733        3.17        0.20   1.45   -13.37  -12.28
JPMorgan Insurance Trust Core Bond
  Portfolio Class 1                     13,975 10.20      13.43         166,280        2.80        0.20   0.70     4.19    4.71
JPMorgan Insurance Trust
  International Equity Portfolio            --    --         --              --        3.53        0.00   0.00    -3.92   -3.23
JPMorgan Insurance Trust Mid Cap
  Value Portfolio Class 1               28,625 28.84      29.76         834,494        0.78        0.20   0.75    14.25   14.88
JPMorgan Insurance Trust Small Cap
  Core Portfolio Class 1               214,401 18.70      28.76       3,980,905        0.13        0.20   0.75     8.78    9.38
MFS VIT Core Equity Series-Initial
  Class                                253,650 12.96      16.81       4,227,249        0.76        0.20   0.75    10.41   11.02
MFS VIT Growth Series Initial Class    639,531 17.36      23.97      10,962,846        0.10        0.20   0.75     8.13    8.73
MFS VIT New Discovery Series
  Initial Class                        262,079 18.44      19.37       5,102,989        0.00        0.20   1.45    -8.59   -7.44
MFS VIT Research Series Initial
  Class                                159,337 12.52      22.63       2,760,517        0.81        0.20   0.75     9.38    9.98
MFS VIT Total Return Series Initial
  Class                                 28,197            14.66         413,403        1.79               0.50             7.96
Morgan Stanley VIF Growth Portfolio
  Class I                              164,298 18.53      23.89       3,024,443        0.00        0.20   0.75     5.57    6.15
Neuberger Berman AMT Large Cap
  Value Portfolio Class I                2,860            12.35          35,318        0.74               0.50             9.30
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                    340,994 12.60      14.70       5,935,633        0.00        0.20   0.75     6.78    7.37
Neuberger Berman AMT Sustainable
  Equity Portfolio Class I               5,345 15.86      24.37          84,617        0.37        0.20   0.70     9.61   10.16
Oppenheimer Conservative Balanced
  Fund/ VA Non Service Shares          112,858 10.30      15.55       1,313,231        2.24        0.20   0.75     7.39    7.98
Oppenheimer Global Fund/VA Non
  Service Shares                       428,197 13.10      14.75       7,020,158        1.12        0.20   1.45     0.82    2.09
Oppenheimer Global Strategic Income
  Fund/VA Non-Service Shares               435 10.28      10.34           4,497        6.00        0.50   0.75     2.07    2.33
PIMCO CommodityRealReturn Strategy
  Portfolio Administrative Class       141,574  7.35       7.45         939,699        0.39        0.20   1.45   -19.60  -18.59
PIMCO Global Bond Opportunities
  Portfolio (Unhedged)
  Adminstrative Class                    9,366 12.82      14.72         109,767        2.02        0.20   0.70     1.55    2.06
PIMCO Real Return Portfolio
  Administrative Class                 846,961 12.83      19.98      11,432,689        1.46        0.20   0.75     2.32    2.89
PIMCO Short-Term Portfolio
  Administrative Class                 389,111 10.97      11.22       4,444,798        0.70        0.20   1.45    -0.74    0.51
PIMCO Total Return Portfolio
  Administrative Class               1,018,466 14.81      14.87      15,298,326        2.21        0.20   1.45     2.78    4.07
Pioneer Fund VCT Portfolio Class I     112,417 15.16      18.38       1,675,091        1.19        0.20   0.75    10.20   10.81
Pioneer Mid Cap Value VCT Portfolio
  Class I                               78,736 14.69      16.04       1,295,160        0.86        0.20   1.45    13.43   14.86
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                    159,076 18.89      19.30       3,016,671        0.00        0.20   0.75     8.61    9.21
Putnam VT Diversified Income Fund
  Class IB                             373,499 14.12      16.25       6,577,843        8.12        0.20   0.95    -0.60    0.15
Putnam VT Growth and Income Fund IB    753,606 16.75      19.09      12,972,211        1.32        0.20   0.75     9.91   10.51
Putnam VT International Value Fund
  Class IB                             472,647  8.64       9.61       4,609,199        1.38        0.20   1.45   -10.79   -9.67
Putnam VT Small Cap Value Fund
  Class IB                              13,863 14.61      32.71         227,886        0.48        0.20   0.75     2.66    3.23
Putnam VT Sustainable Leaders Fund
  Class IB                               2,290 18.83      19.04          43,591        0.34        0.50   0.75    12.64   12.92
Putnam VT Voyager Fund IB               10,716            18.82         201,633        0.75               0.50             9.17
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 1           127,688 18.75      12.03       2,073,068        1.34        0.20   0.75    10.61   11.22
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                     93,919 11.81      17.37       1,296,355        0.00        0.20   0.75    -0.20    0.35

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2014                      For the Year Ended December 31 2014
                                     --------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units   Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                         --------- ------    -------   --------------  -------------  ------ ------- ------  -------
VALIC Company I Dynamic Allocation
  Fund                                   1,709 10.97      11.06          18,755        2.66        0.20   0.70    3.51     4.03
VALIC Company I Emerging Economies
  Fund                                     676  9.12       9.20           6,209        0.00        0.20   0.70   -6.23    -5.76
VALIC Company I Government Money
  Market I Fund                      1,134,201  9.84      10.01      11,413,517        0.01        0.20   1.45   -1.43    -0.19
VALIC Company I International
  Equities Index Fund                  247,583 10.86      15.70       2,483,499        2.51        0.20   0.75   -6.15    -5.63
VALIC Company I International Value
  Fund                                     134            10.25           1,369        0.00               0.70           -12.25
VALIC Company I Mid Cap Index Fund     832,872 12.36      18.26      15,463,977        1.11        0.20   1.45    7.84     9.19
VALIC Company I Nasdaq-100 Index
  Fund                                 264,337 14.28      25.69       5,678,276        0.78        0.20   0.75   17.80    18.45
VALIC Company I Science &
  Technology Fund                      111,094 20.41      30.27       2,117,057        0.12        0.20   0.75   13.57    14.20
VALIC Company I Small Cap Index Fund   451,716 17.57      28.49       8,200,643        1.14        0.20   0.75    3.98     4.55
VALIC Company I Stock Index Fund     1,288,580 12.78      21.51      21,735,503        1.60        0.20   0.75   12.44    13.06
VALIC Company II Mid Cap Value Fund        180 12.36      12.46           2,227        0.00        0.20   0.70    5.98     6.51
VALIC Company II Socially
  Responsible Fund                       1,076 13.15      13.25          14,158        0.00        0.20   0.70   14.72    15.30
VALIC Company II Strategic Bond Fund     4,924 10.13      10.21          50,223        0.00        0.20   0.70    3.22     3.74
Vanguard VIF High Yield Bond
  Portfolio                            444,782 15.49      15.70       7,720,929        5.45        0.20   1.45    2.90     4.20
Vanguard VIF Real Estate Index
  Portfolio                            833,523 15.35      15.83      14,892,265        3.38        0.20   1.45   28.24    29.85

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2019, the date the financial statements were issued, and has determined that no additional items require disclosure.

    American General Life
    Insurance Company
    Audited Statutory Financial Statements
    At December 31, 2018 and 2017 and
    for each of the three years ended December 31, 2018

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

                                                                                                                           Page
                                                                                                                           ----
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report..............................................................................................   2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2018 and 2017................   4
Statutory Statements of Operations for the Years Ended December 31, 2018, 2017 and 2016...................................   6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2018, 2017 and 2016...............   7
Statutory Statements of Cash Flows for the Years Ended December 31, 2018, 2017 and 2016...................................   8

NOTES TO STATUTORY FINANCIAL STATEMENTS
1.   Nature of Operations.................................................................................................   9
2.   Summary of Significant Accounting Policies...........................................................................  10
3.   Investments..........................................................................................................  21
4.   Securities Lending and Repurchase Agreements.........................................................................  29
5.   Restricted Assets....................................................................................................  32
6.   Subprime Mortgage Risk Exposure......................................................................................  32
7.   Derivatives..........................................................................................................  33
8.   Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of   36
       Credit Risk........................................................................................................
9.   Fair Value Measurements..............................................................................................  36
10.  Aggregate Policy Reserves and Deposit Fund Liabilities...............................................................  42
11.  Separate Accounts....................................................................................................  43
12.  Reserves for Guaranteed Policy Benefits and Enhancements.............................................................  46
13.  Participating Policy Contracts.......................................................................................  46
14.  Premium and Annuity Considerations Deferred and Uncollected..........................................................  47
15.  Reinsurance..........................................................................................................  47
16.  Federal Income Taxes.................................................................................................  50
17.  Capital and Surplus..................................................................................................  56
18.  Retirement Plans and Share-Based and Deferred Compensation Plans.....................................................  57
19.  Debt.................................................................................................................  58
20.  Commitments and Contingencies........................................................................................  60
21.  Related Party Transactions...........................................................................................  62
22.  Subsequent Events....................................................................................................  67
23.  Loan-Backed and Structured Security Impairments and Structured Notes Holdings........................................  68

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities...........................................................................  74
Supplemental Investment Risks Interrogatories.............................................................................  76
Supplemental Summary Investment Schedule..................................................................................  82

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

                                                                December 31,
                                                              -----------------
(in millions)                                                   2018     2017
-------------                                                 -------- --------
Admitted assets
   Cash and investments......................................
       Bonds................................................. $ 94,693 $ 94,338
       Preferred stock.......................................      303      211
       Common stock..........................................      312       93
       Cash, cash equivalents and short-term investments.....    1,547      119
       Mortgage loans........................................   18,928   15,845
       Real estate...........................................      197      223
       Contract loans........................................    1,307    1,340
       Derivatives...........................................    1,635      655
       Securities lending reinvested collateral assets.......      352    2,418
       Derivative cash collateral............................       20    1,027
       Other invested assets.................................    4,364    5,033
                                                              -------- --------
   Total cash and investments................................  123,658  121,302
   Amounts recoverable from reinsurers.......................      306      426
   Amounts receivable under reinsurance contracts............      372      352
   Current federal income tax recoverable....................      266      241
   Deferred tax asset........................................      517      689
   Due and accrued investment income.........................    1,379    1,096
   Premiums due, deferred and uncollected....................      142       48
   Receivables from affiliates...............................      363      316
   Other assets..............................................      164      131
   Separate account assets...................................   49,618   54,104
                                                              -------- --------
Total admitted assets........................................ $176,785 $178,705
                                                              ======== ========

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

                                                                                        December 31,
                                                                                     ------------------
(in millions, except per share data)                                                   2018      2017
------------------------------------                                                 --------  --------
Liabilities
   Policy reserves and contractual liabilities......................................
       Life and annuity reserves.................................................... $ 91,355  $ 87,540
       Liabilities for deposit-type contracts.......................................   12,012     9,663
       Accident and health reserves.................................................      788       812
       Premiums received in advance.................................................       11         1
       Policy and contract claims...................................................      573       576
       Policyholder dividends.......................................................       15        19
                                                                                     --------  --------
   Total policy reserves and contractual liabilities................................  104,754    98,611
   Payable to affiliates............................................................      372       425
   Interest maintenance reserve.....................................................    1,278     1,411
   Derivatives......................................................................      209       454
   Payable for securities lending...................................................      447     2,460
   Repurchase agreements............................................................      119     1,174
   Collateral for derivatives program...............................................      835        45
   Funds held under coinsurance.....................................................   10,863    10,435
   Accrued expenses and other liabilities...........................................    1,750     1,740
   Net transfers from separate accounts due or accrued..............................   (1,394)   (1,591)
   Asset valuation reserve..........................................................    1,583     1,536
   Separate account liabilities.....................................................   49,618    54,021
                                                                                     --------  --------
Total liabilities...................................................................  170,434   170,721
                                                                                     --------  --------
Commitments and contingencies (see Note 20)

Capital and surplus
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding...        6         6
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding.        1         1
   Gross paid-in and contributed surplus............................................    3,510     3,510
   Unassigned surplus...............................................................    2,834     4,467
                                                                                     --------  --------
Total capital and surplus...........................................................    6,351     7,984
                                                                                     --------  --------
Total liabilities and capital and surplus........................................... $176,785  $178,705
                                                                                     ========  ========

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

                                                                                             Years Ended December 31,
                                                                                           ---------------------------
(in millions)                                                                                2018      2017     2016
-------------                                                                              --------  -------  --------
Revenues
   Premiums and annuity considerations.................................................... $(10,325) $11,031  $  7,561
   Net investment income..................................................................    6,243    5,881     6,090
   Amortization of interest maintenance reserve...........................................      141      128        99
   Reserve adjustments on reinsurance ceded...............................................   17,732   (1,160)  (10,314)
   Commissions and expense allowances.....................................................      814      798       768
   Separate account fees..................................................................    1,167    1,216     1,025
   Other income...........................................................................      437      472       429
                                                                                           --------  -------  --------
Total revenues............................................................................   16,209   18,366     5,658
                                                                                           --------  -------  --------
Benefits and expenses
   Death benefits.........................................................................      260      760     1,089
   Annuity benefits.......................................................................    1,537    3,374     3,276
   Surrender benefits.....................................................................    7,119    6,452     6,125
   Other benefits.........................................................................      271      565       591
   Change in reserves.....................................................................    3,792      742   (10,216)
   Commissions............................................................................    1,131    1,023     1,045
   General insurance expenses.............................................................      828      969     1,049
   Net transfers (from) to separate accounts..............................................     (774)   1,306       303
   Other expenses.........................................................................      638      592       238
                                                                                           --------  -------  --------
Total benefits and expenses...............................................................   14,802   15,783     3,500
                                                                                           --------  -------  --------
Net gain from operations before dividends to policyholders and federal income taxes.......    1,407    2,583     2,158
Dividends to policyholders................................................................      (13)      18        19
                                                                                           --------  -------  --------
Net gain from operations after dividends to policyholders and before federal income taxes.    1,420    2,565     2,139
Federal income tax expense................................................................      513    1,025     1,182
                                                                                           --------  -------  --------
Net gain from operations..................................................................      907    1,540       957
Net realized capital (losses) gains.......................................................     (342)    (928)      634
                                                                                           --------  -------  --------
Net income................................................................................ $    565  $   612  $  1,591
                                                                                           ========  =======  ========

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                               Gross Paid-
                                                                     Common &    In and
                                                                     Preferred Contributed Unassigned Total Capital
(in millions)                                                          Stock     Surplus    Surplus    and Surplus
-------------                                                        --------- ----------- ---------- -------------
Balance, January 1, 2016............................................    $ 7      $4,318     $ 4,569      $ 8,894
                                                                        ---      ------     -------      -------
   Net income.......................................................     --          --       1,591        1,591
   Change in net unrealized capital gains (losses)..................     --          --        (380)        (380)
   Change in net unrealized foreign exchange capital gains (losses).     --          --        (277)        (277)
   Change in deferred tax...........................................     --          --         290          290
   Change in non-admitted assets....................................     --          --        (243)        (243)
   Change in asset valuation reserve................................     --          --         310          310
   Change in surplus from separate accounts.........................     --          --          48           48
   Other changes in surplus in separate accounts....................     --          --          (6)          (6)
   Capital Changes:
       Return of capital............................................     --        (630)         --         (630)
   Dividends to parent recorded as return of capital................     --          --       2,185        2,185
   Dividends to stockholder.........................................     --          --      (2,740)      (2,740)
   Prior period corrections (see Note 2)............................     --          --         (41)         (41)
                                                                        ---      ------     -------      -------
Balance, December 31, 2016..........................................    $ 7      $3,688     $ 5,306      $ 9,001
                                                                        ===      ======     =======      =======
   Net income.......................................................     --          --         612          612
   Change in net unrealized capital gains (losses)..................     --          --          36           36
   Change in net unrealized foreign exchange capital gains (losses).     --          --         271          271
   Change in deferred tax...........................................     --          --      (1,286)      (1,286)
   Change in non-admitted assets....................................     --          --       1,001        1,001
   Change in asset valuation reserve................................     --          --          19           19
   Change in surplus from separate accounts.........................     --          --         178          178
   Other changes in surplus in separate accounts....................     --          --        (178)        (178)
   Cumulative effect of changes in accounting principles............     --          --         132          132
   Capital Changes:
       Return of capital............................................     --        (178)         --         (178)
   Dividends to parent recorded as return of capital................     --          --         107          107
   Dividends to stockholder.........................................     --          --      (1,722)      (1,722)
   Prior period corrections (see Note 2)............................     --          --          (9)          (9)
                                                                        ---      ------     -------      -------
Balance, December 31, 2017..........................................    $ 7      $3,510     $ 4,467      $ 7,984
                                                                        ===      ======     =======      =======
   Net income.......................................................     --          --         565          565
   Change in net unrealized capital gains (losses)..................     --          --          32           32
   Change in net unrealized foreign exchange capital gains (losses).     --          --        (256)        (256)
   Change in deferred tax...........................................     --          --          24           24
   Change in non-admitted assets....................................     --          --        (292)        (292)
   Change in asset valuation reserve................................     --          --         (47)         (47)
   Change in surplus from separate accounts.........................     --          --          74           74
   Other changes in surplus in separate accounts....................     --          --         (74)         (74)
   Dividends to stockholder.........................................     --          --      (1,697)      (1,697)
   Prior period corrections (see Note 2)............................     --          --          38           38
                                                                        ---      ------     -------      -------
Balance, December 31, 2018..........................................    $ 7      $3,510     $ 2,834      $ 6,351
                                                                        ===      ======     =======      =======

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

                                                                         Years Ended December 31,
                                                                        -------------------------
(in millions)                                                             2018     2017     2016
-------------                                                           -------  -------  -------
Cash from operations
   Premium and annuity considerations, collected, net of reinsurance... $11,771  $10,601  $11,433
   Net investment income...............................................   5,468    5,143    5,156
   Other income                                                          (1,848)   1,148    1,056
                                                                        -------  -------  -------
   Total revenue received..............................................  15,391   16,892   17,645
                                                                        -------  -------  -------
   Benefits paid.......................................................   9,107   11,051   10,938
   Net transfers to (from) separate accounts...........................    (971)   1,450      838
   Commissions and expenses paid.......................................   2,907    2,959    2,631
   Dividends paid to policyholders.....................................     (10)      19       22
   Federal income taxes................................................     540      902    1,047
                                                                        -------  -------  -------
   Total benefits and expenses paid....................................  11,573   16,381   15,476
                                                                        -------  -------  -------
Net cash provided by operations........................................   3,818      511    2,169
                                                                        =======  =======  =======
Cash from investments
   Proceeds from investments sold, matured or repaid:
       Bonds...........................................................  18,960   23,013   20,993
       Stocks..........................................................      10       25      558
       Mortgage loans..................................................   1,594    1,727    1,079
       Real estate.....................................................      36       32      115
       Other invested assets...........................................     882    1,630    2,840
       Derivatives.....................................................      --       --    1,185
       Securities lending reinvested collateral assets.................   2,066       --       --
       Miscellaneous proceeds..........................................   1,235    1,281       --
                                                                        -------  -------  -------
   Total proceeds from investments sold, matured or repaid.............  24,783   27,708   26,770
                                                                        -------  -------  -------
   Cost of investments acquired:
       Bonds...........................................................  19,254   21,006   21,386
       Stocks..........................................................     325       64      102
       Mortgage loans..................................................   4,157    4,136    3,190
       Real estate.....................................................      36       92       18
       Other invested assets...........................................   1,343    1,714    1,147
       Securities lending reinvested collateral assets.................      --      279    1,178
       Miscellaneous purchases.........................................   1,309      341    1,937
                                                                        -------  -------  -------
   Total cost of investments acquired..................................  26,424   27,632   28,958
                                                                        -------  -------  -------
   Net adjustment in contract loans....................................     (33)     (29)     (69)
                                                                        -------  -------  -------
Net cash (used in) provided by investing activities....................  (1,608)     105   (2,119)
                                                                        =======  =======  =======
Cash from financing and miscellaneous sources
   Cash provided (applied):
       Return of capital...............................................      --     (178)    (551)
       Federal Home Loan Bank advance payments.........................      --       --     (100)
       Net deposits on deposit-type contracts..........................   1,983      173      359
       Dividends to Parent.............................................  (1,697)  (1,240)    (669)
       Change in securities lending....................................  (2,013)     314    1,183
       Other, net......................................................     945      245     (204)
                                                                        -------  -------  -------
Net cash (used) provided in financing and miscellaneous activities.....    (782)    (686)      18
                                                                        =======  =======  =======
Net increase (decrease) in cash, cash equivalents and short-term
  investments..........................................................   1,428      (70)      67
Cash, cash equivalents and short-term investments at beginning of year.     119      189      121
                                                                        -------  -------  -------
Cash, cash equivalents and short-term investments at end of year....... $ 1,547  $   119  $   189
                                                                        =======  =======  =======
Non-cash activities, excluded from above:
   Non-cash dividends and return of capital............................ $    --  $    --  $(2,156)
   Non-cash transfer from other invested assets to mortgage loans......     787    1,468       --
   Non-cash AIG Global Real Estate transactions........................     644       --       --
   Non-cash Fortitude Re settlement....................................     230       --       --
   Non-cash tax payment................................................      --      671       --
   Non-cash dividends reclass..........................................      --      482       --
   Non-cash Investment Real Estate sale................................     128       --       --

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL's primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company (VALIC) and The United States Life Insurance Company in the City of New York (USL), each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 15 - Reinsurance for further details relating to this agreement.

In May 2016, the Company sold AIG Advisor Group, its network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (SSAP) No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge is effective for certain interest rate swaps that are used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL has determined are effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019 or any earlier date relative to changes in the SAP framework that addresses this issue. Upon adoption, the effect of this permitted practice was reported as a change in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors," as of January 1, 2015, while the effect of the expanded permitted practice to include swaptions was reported as a change in accounting principle as of January 1, 2017 and increased surplus by $132 million.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

                                                                          December 31,
                                                                     ----------------------
(in millions)                                                  SSAP#  2018    2017    2016
-------------                                                  ----- ------  ------  ------
NET INCOME
State basis...................................................       $  565  $  612  $1,591
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges - NII.......................   86      47       6     (12)
   Effective interest rate hedges - RG(L).....................           12      (6)    (12)
State prescribed practices that increase (decrease) NAIC SAP:
   Depreciation of home office property.......................  40R      --      --      --
                                                                     ------  ------  ------
Net income, NAIC SAP..........................................       $  624  $  612  $1,567
                                                                     ======  ======  ======
SURPLUS
State basis...................................................       $6,351  $7,984  $9,001
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges.............................   86    (403)   (430)   (645)
State prescribed practices that increase (decrease) NAIC SAP:
   Depreciation of home office property.......................  40R     (24)    (24)    (24)
                                                                     ------  ------  ------
Statutory capital and surplus, NAIC SAP.......................       $5,924  $7,530  $8,332
                                                                     ======  ======  ======

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL's risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

..   application of other-than-temporary impairments (OTTI);

..   estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

..   fair value measurements of certain financial assets; and

..   policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance. The Company does not believe such revisions would have a material impact on statutory capital and surplus.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that
(1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities
(CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2018, except as allowed under the permitted practice described above related to certain hedges beginning in 2015.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of
(a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs,

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets were $2.9 billion and $2.6 billion at December 31, 2018 and 2017, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43). Reserves for variable universal life accounts are provided in accordance with the Commissioners' Reserve Valuation Method (CRVM).

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $90 million at December 31, 2018.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of
(1) the contractholder's account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves are

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG
43. The greater of these two reserve balances is the AG 43 reserve. However, the Company is currently holding reserves at the C3 Phase II Total Asset Requirement level, which is higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company's underwriters at issue.

The Company had $66.3 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2018, and $56.8 billion of insurance in-force and $1.3 billion of reserves as of December 31, 2017, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company's business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2018, six out-of-period errors were identified and corrected, which increased unassigned surplus by $38 million. The most significant of these were in universal life business reflecting a reduction in reserves and adjustments to reinsurance premiums, partially offset by an increase in annuity reserves.

In 2017, certain prior year errors were identified and corrected, which increased reserves and decreased unassigned surplus by $9 million. The most significant of these was an increase in universal life reserves and a decrease in deferred annuity reserves from the correction of the cash values in the policy administration system.

In 2016, certain prior year errors were identified and corrected, which decreased unassigned surplus by $41 million.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 - 6" by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs
(DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include
1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

                                                                              Gross      Gross
                                                                  Statement Unrealized Unrealized
(in millions)                                                       Value     Gains      Losses   Fair Value
-------------                                                     --------- ---------- ---------- ----------
December 31, 2018
Bonds:
   U.S. government obligations...................................  $ 1,754    $   45    $   (42)   $  1,757
   All other governments.........................................    3,046        77       (144)      2,979
   States, territories and possessions...........................      309        22         (1)        330
   Political subdivisions of states, territories and possessions.      376        36         (4)        408
   Special revenue...............................................    8,642       357       (135)      8,864
   Industrial and miscellaneous..................................   79,780     3,574     (1,954)     81,400
   Hybrid securities.............................................      785       132        (19)        898
   Parent, subsidiaries and affiliates...........................       --        --         --          --
                                                                   -------    ------    -------    --------
Total bonds......................................................   94,692     4,243     (2,299)     96,636
                                                                   -------    ------    -------    --------
   Preferred stock...............................................      303        12         (1)        314
   Common stock*.................................................      312        --         --         312
                                                                   -------    ------    -------    --------
Total equity securities..........................................      615        12         (1)        626
                                                                   -------    ------    -------    --------
Total............................................................  $95,307    $4,255    $(2,300)   $ 97,262
                                                                   =======    ======    =======    ========
December 31, 2017................................................
Bonds:
   U.S. government obligations...................................  $ 1,215    $   59    $    (9)   $  1,265
   All other government..........................................    2,878       210        (31)      3,057
   States, territories and possessions...........................      396        46         --         442
   Political subdivisions of states, territories and possessions.      398        63         (1)        460
   Special revenue...............................................    8,360       567        (56)      8,871
   Industrial and miscellaneous..................................   76,098     6,461       (418)     82,141
   Hybrid securities.............................................      578       207         (3)        782
   Parent, subsidiaries and affiliates...........................    4,415       437         --       4,852
                                                                   -------    ------    -------    --------
Total bonds......................................................   94,338     8,050       (518)    101,870
                                                                   -------    ------    -------    --------
   Preferred stock...............................................      211        18         --         229
   Common stock*.................................................       93        --         --          93
                                                                   -------    ------    -------    --------
Total equity securities..........................................      304        18         --         322
                                                                   -------    ------    -------    --------
Total............................................................  $94,642    $8,068    $  (518)   $102,192
                                                                   =======    ======    =======    ========

* Common stock includes $109 million and $6 million of investments in affiliates at December 31, 2018 and 2017, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                       Less than 12 Months 12 Months or More        Total
                                                       -----------------   -----------------  -----------------
                                                                  Gross              Gross              Gross
                                                        Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(in millions)                                           Value     Losses    Value    Losses    Value    Losses
-------------                                          -------  ---------- ------- ---------- ------- ----------
December 31, 2018
Bonds:
   U.S. government obligations........................ $   317   $   (11)  $   751   $ (31)   $ 1,068  $   (42)
   All other government...............................   1,295       (85)      610     (58)     1,905     (143)
   U.S. States, territories and possessions...........      67        (1)       --      --         67       (1)
   Political subdivisions of states, territories and
     possessions......................................      85        (1)       34      (3)       119       (4)
   Special revenue....................................   1,698       (46)    2,313     (89)     4,011     (135)
   Industrial and miscellaneous.......................  26,952    (1,193)    9,726    (778)    36,678   (1,971)
   Hybrid securities..................................     174       (11)       58      (8)       232      (19)
   Parent, subsidiaries and affiliates................      --        --        --      --         --       --
                                                       -------   -------   -------   -----    -------  -------
Total bonds...........................................  30,588    (1,348)   13,492    (967)    44,080   (2,315)
                                                       =======   =======   =======   =====    =======  =======
   Preferred stock....................................      95        (1)        5      --        100       (1)
   Common stock.......................................      61       (14)       --      --         61      (14)
                                                       -------   -------   -------   -----    -------  -------
Total equity securities...............................     156       (15)        5      --        161      (15)
                                                       -------   -------   -------   -----    -------  -------
Total................................................. $30,744   $(1,363)  $13,497   $(967)   $44,241  $(2,330)
                                                       =======   =======   =======   =====    =======  =======
December 31, 2017
Bonds:
   U.S. government obligations........................ $   336   $    (4)  $    76   $  (5)   $   412  $    (9)
   All other government...............................     473       (25)      145      (6)       618      (31)
   U.S States, territories and possessions............      25        --         5      --         30       --
   Political subdivisions of states, territories and
     possessions......................................      --        --        --      --         --       --
   Special revenue....................................   1,609       (23)      758     (33)     2,367      (56)
   Industrial and miscellaneous.......................   7,272      (235)    3,713    (191)    10,985     (426)
   Hybrid securities..................................      54        (3)        8      --         62       (3)
   Parent, subsidiaries and affiliates................     136        --        --      --        136       --
                                                       -------   -------   -------   -----    -------  -------
Total bonds...........................................   9,905      (290)    4,705    (235)    14,610     (525)
                                                       =======   =======   =======   =====    =======  =======
   Preferred stock....................................       5        --         5      --         10       --
   Common stock.......................................       1        --        --      --          1       --
                                                       -------   -------   -------   -----    -------  -------
Total equity securities...............................       6        --         5      --         11       --
                                                       -------   -------   -------   -----    -------  -------
Total................................................. $ 9,911   $  (290)  $ 4,710   $(235)   $14,621  $  (525)
                                                       =======   =======   =======   =====    =======  =======

As of December 31, 2018 and 2017, the number of bonds and equity securities in an unrealized loss position was 3,983 and 1,814, respectively. Bonds comprised 3,916 of the total, of which 1,397 were in a continuous loss position greater than 12 months at December 31, 2018. Bonds comprised 1,778 of the total, of which 526 were in a continuous loss position greater than 12 months at December 31, 2017.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2018 and 2017, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

                                                   Statement  Fair
           (in millions)                             Value    Value
           -------------                           --------- -------
           December 31, 2018
           Due in one year or less................  $ 1,217  $ 1,226
           Due after one year through five years..   10,609   10,687
           Due after five years through ten years.   15,586   15,475
           Due after ten years....................   37,210   37,552
           LBaSS..................................   30,129   31,757
                                                    -------  -------
           Total..................................  $94,751  $96,697
                                                    =======  =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $154 million and $175 million at December 31, 2018 and 2017, respectively, which is the fair value. At December 31, 2018 and 2017, the Company had no income excluded from due and accrued for bonds.

At December 31, 2018, the Company's bond portfolio included bonds totaling
$6.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 16 industries. At December 31, 2017, the Company's bond portfolio included bonds totaling $5.5 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

                                             December 31,
                                             ----------
                                             2018   2017
                                             ----   ----
                       Consumer cyclical.... 17.2%  14.9%
                       Consumer Noncyclical. 16.9   14.2
                       Energy............... 12.0   16.8

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Statement  Fair   Statement  Fair
   (in millions)                            Value    Value    Value    Value
   -------------                          --------- ------- --------- -------
   Loan-backed and structured securities.  $30,129  $31,757  $31,991  $34,474
                                           =======  =======  =======  =======

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2018 and 2017, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2018 and 2017, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2018, 2017 and 2016, the Company recognized total OTTI of $47 million, $54 million and $118 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2018 and 2017, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

                      Less than 12 Months 12 Months or More       Total
                      ------------------  ----------------  -----------------
                                Gross              Gross              Gross
                      Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
   (in millions)      Value     Losses    Value    Losses    Value    Losses
   -------------      ------  ----------  ------ ---------- ------- ----------
   December 31, 2018
      LBaSS.......... $6,672    $(143)    $3,696   $(137)   $10,368   $(280)
   December 31, 2017.
      LBaSS.......... $3,896    $ (59)    $1,667   $ (81)   $ 5,563   $(140)
                      ======    =====     ======   =====    =======   =====

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for
LBaSS:

                                                                                                         December 31,
                                                                                                         -------------
(in millions)                                                                                             2018   2017
-------------                                                                                            ------ ------
Balance, beginning of year.............................................................................. $1,535 $1,481
Increases due to:
   Credit impairment on new securities subject to impairment losses.....................................      9     31
   Additional credit impairment on previously impaired investments......................................     38     30
Reduction due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell.    180      7
                                                                                                         ------ ------
Balance, end of year.................................................................................... $1,402 $1,535
                                                                                                         ====== ======

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2018.

Mortgage Loans

Mortgage loans had outstanding principal balances of $19.1 billion and $16.0 billion at December 31, 2018 and 2017, respectively. Contractual interest rates range from 1.90 percent to 10.10 percent. The mortgage loans at December 31, 2018 had maturity dates ranging from 2019 to 2055.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

                                                December 31,
                                                ------------
                                                 2018   2017
                                                -----  -----
                   Geographic distribution:
                      Mid-Atlantic.............  26.3%  28.2%
                      Foreign..................  21.9   16.0
                      Pacific..................  15.6   17.3
                      South Atlantic...........  12.6   12.9
                      West South Central.......   7.4    6.8
                      New England..............   5.6    7.0
                      East North Central.......   5.1    5.1
                      Mountain.................   4.1    4.8
                      East South Central.......   0.8    0.8
                      West North Central.......   0.6    1.1
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====
                   Property type distribution:
                      Multi-family.............  31.1%  24.0%
                      Office...................  28.6   28.7
                      Retail...................  13.9   15.2
                      Industrial...............   8.1    6.9
                      Hotel/Motel..............   7.6    9.1
                      Other....................  10.7   16.1
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====

At December 31, 2018, there were 244 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately
82 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2018 and 2017:

                                   Years Ended December 31,
                                ------------------------------
                                     2018            2017
                                --------------  --------------
                 (in millions)  Maximum Minimum Maximum Minimum
                 -------------  ------- ------- ------- -------
                 Multi-family..  5.75%   2.05%   7.37%   2.10%
                 Retail........  5.48    3.82    5.06    2.53
                 Office........  5.10    3.02    9.17    1.90
                 Hotel.........  4.80    3.00    4.61    4.25
                 Industrial....  4.53    2.11    4.97    2.15
                 Other.........  5.39    3.16    5.00    3.00

The Company did not reduce any interest rates during 2018 and 2017.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was
95.0 percent for both 2018 and 2017.

At December 31, 2018, the Company held $181 million in impaired mortgages with $12 million of related allowances for credit losses and $169 million in impaired loans without a related allowance. At December 31, 2017, the Company held $217 million in impaired mortgages with $12 million of related allowances for credit losses and $205 million in impaired loans without a related allowance. The Company's average recorded investment in impaired loans was $201 million and $273 million, at December 31, 2018 and 2017, respectively. The Company recognized interest income of $5 million, $3 million and $12 million, in 2018, 2017 and 2016, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

                                                                        December 31,
                                                                       ---------------
(in millions)                                                          2018 2017  2016
-------------                                                          ---- ----  ----
Balance, beginning of year............................................ $129 $ 89  $72
   Additions (reductions) charged to unrealized capital loss..........   43   53   17
   Direct write-downs charged against allowance.......................   --  (13)  --
                                                                       ---- ----  ---
Balance, end of year.................................................. $172 $129  $89
                                                                       ==== ====  ===

During 2018, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

                                                      December 31,
                                                     ---------------
            (in millions)                             2018    2017
            -------------                            ------- -------
            Current................................. $18,922 $15,834
            30 - 59 days past due...................       4       8
            60 - 89 days past due...................       1       2
            90 - 179 days past due..................       1       1
                                                     ------- -------
            Total................................... $18,928 $15,845
                                                     ======= =======

At December 31, 2018 and 2017, the Company had mortgage loans outstanding under participant or co-lender agreements of $15.8 billion and $13.2 billion, respectively.

The Company had $169 million and $205 million in restructured loans at December 31, 2018 and 2017, respectively.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2018 and 2017. At December 31, 2018, the Company had no outstanding commitments to debtors that hold loans with restructured terms. The Company has an outstanding commitment of $4 million to debtors that hold loans with restructured terms, at December 31, 2017.

Real Estate

The following table presents the components of the Company's investment in real estate:

                                                                  December 31,
                                                                  ------------
     (in millions)                                                2018   2017
     -------------                                                ----   ----
     Properties occupied by the Company.......................... $ 53   $ 42
     Properties held for production of income....................  110    181
     Properties held for sale....................................   34     --
                                                                   ----  ----
     Total....................................................... $197   $223
                                                                   ====  ====

The Company recognized gains of $1 million, $13 million and $16 million on the sale of real estate property in 2018, 2017 and 2016, respectively. The Company recognized $11 million of impairment write-downs for its investment in real estate during 2018. The Company did not recognize any impairment write-downs for its investment in real estate during 2017. The Company recognized
$2 million of impairment write-downs for its investment in real estate during 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table presents the components of the Company's other invested assets:

                                                           December 31,
                                                          --------------
       (in millions)                                       2018    2017
       -------------                                      ------  ------
       Investments in limited liability companies........ $1,474  $2,201
       Investments in limited partnerships...............  1,877   1,759
       Other unaffiliated investments....................  1,026     693
       Receivable for securities.........................    138     541
       Initial margin for futures........................      2      20
       Non-admitted assets...............................   (153)   (181)
                                                          ------  ------
       Total............................................. $4,364  $5,033
                                                          ======  ======

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $912 million at December 31, 2018. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities as adjusted by SAP, if applicable. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $44 million, $89 million and $148 million during 2018, 2017 and 2016, respectively.

Net Investment Income

The following table presents the components of net investment income:

                                                      Years ended December 31,
                                                      ----------------------
   (in millions)                                       2018     2017    2016
   -------------                                      ------   ------  ------
   Bonds............................................. $4,897   $4,788  $5,026
   Preferred stocks..................................     13       11      15
   Common stocks.....................................      5        3       2
   Cash and short-term investments...................     29       22       4
   Mortgage loans....................................    798      675     508
   Real estate*......................................     50       53      60
   Contract loans....................................     82       87      90
   Derivatives.......................................    210     (121)   (106)
   Investment income from affiliates.................    165      372     426
   Other invested assets.............................    239      250     325
                                                      ------   ------  ------
   Gross investment income...........................  6,488    6,140   6,350
   Investment expenses...............................   (245)    (259)   (260)
                                                      ------   ------  ------
   Net investment income............................. $6,243   $5,881  $6,090
                                                      ======   ======  ======

* Includes amounts for the occupancy of Company-owned property of $11 million in both 2018 and 2017, and $16 million in 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

                                                      Years Ended December 31,
                                                      ---------------------
   (in millions)                                       2018      2017    2016
   -------------                                      -----    -------  -----
   Bonds............................................. $ (81)   $   109  $(406)
   Preferred stocks..................................    --          1     --
   Common stocks.....................................    --         --    303
   Cash and short-term investments...................    (2)       (13)    (8)
   Mortgage loans....................................   (26)         6    (13)
   Real estate.......................................   (10)         7     41
   Derivatives.......................................  (330)    (1,412)   377
   Other invested assets.............................    28         65    504
                                                      -----    -------  -----
   Realized capital (losses) gains...................  (421)    (1,237)   798
   Federal income tax benefit (expense)..............    88        433   (279)
   Net (gains) losses transferred to IMR.............    (9)      (124)   115
                                                      -----    -------  -----
   Net realized capital (losses) gains............... $(342)   $  (928) $ 634
                                                      =====    =======  =====

During 2018, 2017 and 2016, the Company recognized $192 million, $98 million and $237 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

                                                     Years Ended December 31,
                                                     -----------------------
  (in millions)                                       2018    2017     2016
  -------------                                      ------  ------  -------
  Proceeds.......................................... $8,165  $7,403  $11,470
                                                     ------  ------  -------
  Gross realized capital gains...................... $  191  $  330  $   337
  Gross realized capital losses.....................   (176)    (87)    (446)
                                                     ------  ------  -------
  Net realized capital gains (losses)............... $   15  $  243  $  (109)
                                                     ======  ======  =======

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

                                                                       Years Ended December 31,
                                                                       -----------------------
(in millions)                                                           2018     2017    2016
-------------                                                           -----   -----   -----
Bonds................................................................. $(171)   $ 253   $(107)
Preferred and common stocks...........................................   (12)      (3)    (53)
Mortgage loans........................................................  (248)     179    (203)
Derivatives...........................................................    88     (107)    207
Other invested assets.................................................    (6)      32    (865)
Other.................................................................    32      (71)     --
Federal income tax benefit............................................    93       24     364
                                                                        -----   -----   -----
Net change in unrealized (losses) gains of investments................ $(224)   $ 307   $(657)
                                                                        =====   =====   =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

                                                     Number             Aggregate
                                                     of 5*    Aggregate   Fair
Investment                                         Securities   BACV      Value
----------                                         ---------- --------- ---------
(in millions)
-------------
2018
Bonds - AC........................................     23       $296      $294
LBass - AC........................................      2         34        34
Preferred Stock - AC..............................      4          5         8
Preferred Stock - FV..............................     --         --        --
                                                       --       ----      ----
Total.............................................     29       $336      $336
                                                       ==       ====      ====
2017
Bonds - AC........................................     16       $135      $135
LBass - AC........................................     --         --        --
Preferred Stock - AC..............................     --         --        --
Preferred Stock - FV..............................     --         --        --
                                                       --       ----      ----
Total.............................................     16       $135      $135
                                                       ==       ====      ====
AC - Amortized Cost
FV - Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2018 and 2017, the Company had bonds loaned with a fair value of approximately $438 million and $2.4 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

                                                            December 31,
                                                            -----------
         (in millions)                                      2018   2017
         -------------                                      ----  ------
         30 days or less................................... $148  $  514
         31 to 60 days.....................................   68     899
         61 to 90 days.....................................  231   1,047
                                                            ----  ------
         Subtotal..........................................  447   2,460
         Securities collateral received....................   --      --
                                                            ----  ------
         Total collateral received......................... $447  $2,460
                                                            ====  ======

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

                                   December 31, 2018    December 31, 2017
                                  -------------------- --------------------
                                  Amortized            Amortized
     (in millions)                  Cost    Fair Value   Cost    Fair Value
     -------------                --------- ---------- --------- ----------
     Open positions..............   $352       $352     $2,418     $2,418
                                    ----       ----     ------     ------
     Subtotal....................    352        352      2,418      2,418
     Securities collateral
       received..................     --         --         --         --
                                    ----       ----     ------     ------
     Total collateral reinvested.   $352       $352     $2,418     $2,418
                                    ====       ====     ======     ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Repurchase Agreements

At December 31, 2018 and 2017, bonds with a fair value of approximately $124 million and $1.2 billion, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

                                                            December 31,
                                                            -----------
         (in millions)                                      2018   2017
         -------------                                      ----  ------
         Open positions.................................... $119  $   --
         30 days or less...................................   --     354
         31 to 60 days.....................................   --     439
         61 to 90 days.....................................   --     381
         Greater than 90 days..............................   --      --
                                                            ----  ------
         Subtotal..........................................  119   1,174
         Securities collateral received....................   --      --
                                                            ----  ------
         Total collateral received......................... $119  $1,174
                                                            ====  ======

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                                  FIRST QUARTER                  SECOND QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity......................  $ 47    $262    $110    $148    $ 98   $  225   $119    $ 24
Overnight...............................    --     366      32      --      --      318     61      --
2 Days to 1 Week........................    --     357     107      --      --      732    172       5
> 1 Week to 1 Month.....................    --     512     199      --     176    1,044    624      65
> 1 Month to 3 Months...................    --     861     290      --      34    1,615    636      31
> 3 Months to 1 Year....................    --     128      13      --      --       --     --      --
> 1 Year................................    --      --      --      --      --       --     --      --

                                                  THIRD QUARTER                  FOURTH QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity......................  $107    $158    $125    $137    $111   $  140   $128    $119
Overnight...............................    --      93      16      93       1      121     11      --
2 Days to 1 Week........................    --      --      --      --      13       13     13      --
> 1 Week to 1 Month.....................    --      --      --      --      --       --     --      --
> 1 Month to 3 Months...................    --      --      --      --      --       --     --      --
> 3 Months to 1 Year....................    --      --      --      --      --       --     --      --
> 1 Year................................    --      --      --      --      --       --     --      --

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the Company's liability to return collateral for the year ended December 31, 2018:

                                                  FIRST QUARTER                  SECOND QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
   Cash (Collateral - All)..............  $ 47   $2,485   $751    $148    $308   $3,933  $1,612   $124

                                                  THIRD QUARTER                  FOURTH QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
                                         Minimum Maximum Balance Balance Minimum Maximum Balance Balance
                                         ------- ------- ------- ------- ------- ------- ------- -------
   Cash (Collateral - All)..............  $107   $  251   $140    $230    $124   $  273  $  151   $119

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

                                            December 31, 2018 December 31, 2017
                                            ----------------- ----------------
                                            Amortized  Fair   Amortized  Fair
   (in millions)                              Cost     Value    Cost     Value
   -------------                            ---------  -----  ---------  ------
   Open positions..........................   $129     $124    $   --    $   --
   Greater than three years................     --       --     1,095     1,196
                                              ----     ----    ------    ------
   Subtotal................................    129      124     1,095     1,196
   Securities collateral received..........     --       --        --        --
                                              ----     ----    ------    ------
   Total collateral reinvested.............   $129     $124    $1,095    $1,196
                                              ====     ====    ======    ======

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                                  FIRST QUARTER                  SECOND QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
BACV....................................   $--     $--     $--    $128     $--     $--     $--    $109
Non-admitted - Subset of BACV...........    --      --      --      --      --      --      --      --
Fair Value..............................    --      --      --     134      --      --      --     108

                                                  THIRD QUARTER                  FOURTH QUARTER
                                         ------------------------------- -------------------------------
                                                         Average                         Average
                                                          Daily  Ending                   Daily  Ending
(in millions)                            Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------                            ------- ------- ------- ------- ------- ------- ------- -------
BACV....................................   $--     $--     $--    $242     $--     $--     $--    $129
Non-admitted - Subset of BACV...........    --      --      --      --      --      --      --      --
Fair Value..............................    --      --      --     233      --      --      --     124

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                     1     2      3      4      5      6      7       8
                                                                     Non-
     (in millions)  None NAIC 1 NAIC 2 NAIC 3 NAIC 4 NAIC 5 NAIC 6 Admitted
     -------------  ---- ------ ------ ------ ------ ------ ------ --------
      Bonds - FV... $--   $27    $66    $16    $16    $--    $--     $--
                    ===   ===    ===    ===    ===    ===    ===     ===

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company's restricted assets:

                                                   December 31,
                                                   -------------
                (in millions)                       2018   2017
                -------------                      ------ ------
                On deposit with states............ $   48 $   48
                Securities lending................    425  2,112
                Collateral held on securities
                  lending.........................    447  2,460
                FHLB stock and collateral pledged.  3,851  1,042
                Subject to repurchase agreements..    129  1,095
                Collateral for derivatives........    580  1,559
                Guaranteed interest contracts.....     44    117
                Other restricted assets...........     78     --
                                                   ------ ------
                Total............................. $5,602 $8,433
                                                   ====== ======

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

..   An interest rate above prime to borrowers who do not qualify for prime rate loans;

..   Borrowers with low credit ratings (FICO scores);

..   Interest-only or negative amortizing loans;

..   Unconventionally high initial loan-to-value ratios;

..   Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

..   Borrowers with less than conventional documentation of their income and/or net assets;

..   Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

..   Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company's investments with subprime exposures:

                                                       Book
                                                     Adjusted                OTTI
                                                     Statement            Recognized
(in millions)                            Actual Cost   Value   Fair Value  to Date
-------------                            ----------- --------- ---------- ----------
December 31, 2018
In general account:
   RMBS.................................   $1,210     $1,167     $1,390      $(15)
   CDOs.................................      911        923        957        (8)
   CMBS.................................       11         11         10        --
                                           ------     ------     ------      ----
Total subprime exposure.................   $2,132     $2,101     $2,357      $(23)
                                           ======     ======     ======      ====
December 31, 2017
In general account:
   RMBS.................................   $1,152     $1,174     $1,419      $(22)
   CDOs.................................    1,013      1,017      1,055       (22)
                                           ------     ------     ------      ----
Total subprime exposure.................   $2,165     $2,191     $2,474      $(44)
                                           ======     ======     ======      ====

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. As discussed in Note 2, the Company received approval from the TDI to apply a permitted practice, whereby certain interest rate swaps and swaptions that are used to hedge guaranteed minimum withdrawal benefits are reported at amortized cost. The cost basis of these swaps is carried on the balance sheet and amortized into net investment income over the life of the swap. Periodic cash settlements are also recognized in net investment income. All other derivative financial instruments that do not qualify for hedge accounting are carried at fair value and the changes in fair value are recorded in surplus as unrealized gains or losses, net of deferred taxes. The statement value of the Company's exchange traded futures contracts reflects the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $88 million in 2018, an unrealized capital loss of $107 million in 2017 and an unrealized gain of $207 million in 2016, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

                                               December 31, 2018              December 31, 2017
                                         -----------------------------  -----------------------------
                                         Contract or                    Contract or
                                          Notional   Statement  Fair     Notional   Statement  Fair
(in millions)                              Amount      Value    Value     Amount      Value    Value
-------------                            ----------- --------- -------  ----------- --------- -------
Assets:
   Interest rate contracts..............   $26,901    $ 1,360  $ 1,080    $24,647    $   669  $   349
   Foreign exchange contracts...........     6,331        511      511      2,302        398      398
   Equity contracts.....................    45,769        902      902     25,379      1,137    1,137
                                           -------    -------  -------    -------    -------  -------
Derivative assets, gross................    79,001      2,773    2,493     52,328      2,204    1,884
   Counter party netting*...............        --     (1,138)  (1,399)        --     (1,549)  (1,549)
                                           -------    -------  -------    -------    -------  -------
Derivative assets, net..................   $79,001    $ 1,635  $ 1,094    $52,328    $   655  $   335
                                           =======    =======  =======    =======    =======  =======
Liabilities:
   Interest rate contracts..............   $16,121    $   426  $   549    $20,310    $   661  $   771
   Foreign exchange contracts...........     2,328        266      266      4,796        448      448
   Equity contracts.....................    33,886        649      649     11,318        889      889
   Other contracts......................        58          6        6         59          5        5
                                           -------    -------  -------    -------    -------  -------
Derivative liabilities, gross...........    52,393      1,347    1,470     36,483      2,003    2,113
   Counter party netting*...............        --     (1,138)  (1,399)        --     (1,549)  (1,549)
                                           -------    -------  -------    -------    -------  -------
Derivative liabilities, net.............   $52,393    $   209  $    71    $36,483    $   454  $   564
                                           =======    =======  =======    =======    =======  =======

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

                                                                             December 31, 2018    December 31, 2017
                                                                            -------------------  -------------------
(in millions)                                                                Assets  Liabilities  Assets  Liabilities
-------------                                                               -------  ----------- -------  -----------
Gross amount recognized.................................................... $ 2,773    $(1,347)  $ 2,204    $(2,003)
Amount offset..............................................................  (1,138)     1,138    (1,549)     1,549
                                                                            -------    -------   -------    -------
Net amount presented in the Statement of Admitted Assets, Liabilities, and
  Capital and Surplus...................................................... $ 1,635    $  (209)  $   655    $  (454)
                                                                            =======    =======   =======    =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

                                      December 31, 2018 December 31, 2017
                                      ----------------- -----------------
                                      Contract          Contract
                                         or     Final      or     Final
                                      Notional Maturity Notional Maturity
       (in millions)                   Amount    Date    Amount    Date
       -------------                  -------- -------- -------- --------
       Derivative assets:
          Interest rate contracts.... $26,901    2055   $24,646    2049
          Foreign exchange contracts.   6,331    2056     2,302    2035
          Equity contracts...........  45,769    2028    25,379    2028
       Derivative liabilities:
          Interest rate contracts....  16,121    2056    20,310    2056
          Foreign exchange contracts.   2,328    2051     4,796    2056
          Equity contracts...........  33,886    2022    11,318    2022
          Other contracts............      58    2042        59    2042

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated
$466 million and $710 million at December 31, 2018 and 2017, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

                                                                  Admitted
                                                      Aggregate   Assets or
(in millions)                                         Fair Value Liabilities Level 1 Level 2 Level 3
-------------                                         ---------- ----------- ------- ------- -------
December 31, 2018
Assets:
   Bonds.............................................  $ 96,620    $94,675   $   35  $79,744 $16,841
   Preferred stocks..................................       240        228        6      220      14
   Common stocks.....................................       138        138       --      138      --
   Cash, cash equivalents and short-term investments.     1,547      1,547    1,228      319      --
   Mortgage loans....................................    19,182     18,928       --       --  19,182
   Contract loans....................................     1,307      1,307       --       --   1,307
   Derivatives.......................................       404        807       --      404      --
   Receivables for securities........................       138        138       --      138      --
   Securities lending reinvested collateral assets...       352        352       --      352      --
   Separate account assets...........................     5,484      5,618       --    5,484      --
Liabilities:
   Policy reserves and contractual liabilities.......    11,843     11,191       --      339  11,504
   Payable for securities............................       362        362       --      362      --
   Payable for securities lending....................       447        447       --      447      --
                                                       ========    =======   ======  ======= =======
December 31, 2017....................................
Assets:
   Bonds.............................................  $101,792    $94,260   $  200  $82,367 $19,225
   Preferred stocks..................................       229        211       11      205      13
   Common stocks.....................................        38         38       --       38      --
   Cash, cash equivalents and short-term investments.       119        119      (96)     215      --
   Mortgage loans....................................    16,156     15,845       --       --  16,156
   Contract loans....................................     1,340      1,340       --       --   1,340
   Receivables for securities........................       541        541       --      541      --
   Securities lending reinvested collateral assets...     2,418      2,418       --    2,418      --
   Separate account assets...........................     4,470      4,553       --    4,092     378
Liabilities:
   Policy reserves and contractual liabilities.......     7,673      6,507       --      386   7,287
   Derivatives.......................................       548        118       --      548      --
   Payable for securities............................       554        554       --      554      --
   Payable for securities lending....................     2,460      2,460       --    2,460      --
                                                       ========    =======   ======  ======= =======

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

                                                                Counterparty
(in millions)                           Level 1 Level 2 Level 3   Netting*    Total
-------------                           ------- ------- ------- ------------ -------
December 31, 2018
Assets at fair value:
Bonds..................................
   U.S. special revenue................ $    -- $   --   $  1     $    --    $     1
   Industrial and miscellaneous........      --      4     13          --         17
                                        ------- ------   ----     -------    -------
   Total bonds.........................      --      4     14          --         18
                                        ------- ------   ----     -------    -------
Preferred stock........................
   Industrial and miscellaneous........      --     --     75          --         75
                                        ------- ------   ----     -------    -------
   Total preferred stock...............      --     --     75          --         75
                                        ------- ------   ----     -------    -------
Common stock...........................
   Industrial and miscellaneous........      21     --      3          --         24
   Mutual funds........................      41     --     --          --         41
                                        ------- ------   ----     -------    -------
   Total common stock..................      62     --      3          --         65
                                        ------- ------   ----     -------    -------
Derivative assets:
   Interest rate contracts.............      --    212     --          --        212
   Foreign exchange contracts..........      --    511     --          --        511
   Equity contracts....................     129    704     69          --        902
   Counterparty netting................      --     --     --      (1,138)    (1,138)
                                        ------- ------   ----     -------    -------
Total derivative assets................     129  1,427     69      (1,138)       487
                                        ------- ------   ----     -------    -------
Separate account assets................  42,094  1,905     --          --     43,999
                                        ------- ------   ----     -------    -------
Total assets at fair value............. $42,285 $3,336   $161     $(1,138)   $44,644
                                        ======= ======   ====     =======    =======
Liabilities at fair value:
Derivative liabilities:
   Interest rate contracts............. $     3 $   82   $ --     $    --    $    85
   Foreign exchange contracts..........      --    266     --          --        266
   Equity contracts....................       9    640     --          --        649
   Other contracts.....................      --     --      6          --          6
   Counterparty netting................      --     --     --      (1,138)    (1,138)
                                        ------- ------   ----     -------    -------
Total derivative liabilities...........      12    988      6      (1,138)      (132)
                                        ------- ------   ----     -------    -------
Total liabilities at fair value........ $    12 $  988   $  6     $(1,138)   $  (132)
                                        ======= ======   ====     =======    =======
December 31, 2017......................
Assets at fair value:
Bonds..................................
   Industrial and miscellaneous........ $    -- $   76   $  2     $    --    $    78
                                        ------- ------   ----     -------    -------
   Total bonds.........................      --     76      2          --         78
                                        ------- ------   ----     -------    -------
Common stock...........................
   Industrial and miscellaneous........       2     --      3          --          5
   Mutual funds........................      44     --     --          --         44
   Parent, subsidiaries and affiliates.       6     --     --          --          6
                                        ------- ------   ----     -------    -------
   Total common stock..................      52     --      3          --         55
                                        ------- ------   ----     -------    -------
Derivative assets:
   Interest rate contracts.............      --    232     --          --        232
   Foreign exchange contracts..........      --    398     --          --        398
   Equity contracts....................     181    877     78          --      1,136
   Counterparty netting................      --     --     --      (1,549)    (1,549)
                                        ------- ------   ----     -------    -------
Total derivative assets................     181  1,507     78      (1,549)       217
                                        ------- ------   ----     -------    -------
Separate account assets................  47,609  1,941     --          --     49,550
                                        ------- ------   ----     -------    -------
Total assets at fair value............. $47,842 $3,524   $ 83     $(1,549)   $49,900
                                        ======= ======   ====     =======    =======
Liabilities at fair value:
Derivative liabilities:
   Interest rate contracts............. $     2 $  105   $ --     $    --    $   107
   Foreign exchange contracts..........      --    448     --          --        448
   Equity contracts....................       1    888     --          --        889
   Other contracts.....................      --     --      5          --          5
   Counterparty netting................      --     --     --      (1,549)    (1,549)
                                        ------- ------   ----     -------    -------
Total derivative liabilities...........       3  1,441      5      (1,549)      (100)
                                        ------- ------   ----     -------    -------
Total liabilities at fair value........ $     3 $1,441   $  5     $(1,549)   $  (100)
                                        ======= ======   ====     =======    =======

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

                                                           Preferred Common Derivative Total  Derivative
(in millions)                                       Bonds   Stocks   Stocks   Assets   Assets Liabilities
-------------                                       -----  --------- ------ ---------- ------ -----------
Balance, January 1, 2016........................... $ 163     --      $--      $ 53    $ 216      $ 8
Total realized/unrealized capital gains or losses:
   Included in net income..........................    20     --       --         4       24        2
   Included in surplus.............................     2     --       --         3        5       (3)
Purchases, issuances and settlements...............   210     --       --        (5)     205       (2)
Transfers into Level 3.............................    81     --       --        --       81       --
Transfers out of Level 3...........................  (316)    --       --        --     (316)      --
                                                    -----     --      ---      ----    -----      ---
Balance, December 31, 2016......................... $ 160     --      $--      $ 55    $ 215      $ 5
                                                    =====     ==      ===      ====    =====      ===
Total realized/unrealized capital gains or losses:
   Included in net income..........................    (5)    --       --        15       10        1
   Included in surplus.............................    17     --       --        24       41       --
Purchases, issuances and settlements...............    45     --        3       (15)      33       (1)
Transfers into Level 3.............................     1     --       --        --        1       --
Transfers out of Level 3...........................  (216)    --       --        --     (216)      --
                                                    -----     --      ---      ----    -----      ---
Balance, December 31, 2017......................... $   2     --      $ 3      $ 79    $  84      $ 5
                                                    =====     ==      ===      ====    =====      ===
Total realized/unrealized capital gains or losses:
   Included in net income..........................    (1)    --       --        13       12        1
   Included in surplus.............................    (1)    --        6       (44)     (39)       1
Purchases, issuances and settlements...............    12     75        1        21      109       (1)
Transfers into Level 3.............................    17     --       --        --       17       --
Transfers out of Level 3...........................   (15)    --       (7)       --      (22)      --
                                                    -----     --      ---      ----    -----      ---
Balance, December 31, 2018                          $  14     75      $ 3      $ 69    $ 161      $ 6
                                                    =====     ==      ===      ====    =====      ===

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2018 and 2017, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2018 and 2017 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2018.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

      (in millions)                         Level 1 Level 2 Level 3 Total
      -------------                         ------- ------- ------- ------
      December 31, 2018
      Derivative assets at fair value......  $129   $1,427    $69   $1,625
      Derivative liabilities at fair value.    12      988      6    1,006
      December 31, 2017....................
      Derivative assets at fair value......  $181   $1,508    $78   $1,767
      Derivative liabilities at fair value.     3    1,441      5    1,449

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company's reserves by major category:

                                                                           Years ended
                                                                          December 31,
                                                                       ------------------
(in millions)                                                            2018      2017
-------------                                                          --------  --------
Life insurance........................................................ $ 37,837  $ 36,825
Annuities (excluding supplementary contracts with life contingencies).   72,274    69,334
Supplementary contracts with life contingencies.......................      517       467
Accidental death benefits.............................................       20        21
Disability - active lives.............................................       34        36
Disability - disabled lives...........................................      255       269
Excess of AG 43 reserves over basic reserves..........................    1,303       910
Deficiency reserves...................................................    1,497     1,266
Other miscellaneous reserve...........................................      832       688
                                                                       --------  --------
   Gross life and annuity reserves....................................  114,569   109,816
   Reinsurance ceded..................................................  (23,214)  (22,276)
                                                                       --------  --------
Net life and annuity reserves.........................................   91,355    87,540
                                                                       --------  --------
Accident and health reserves..........................................
   Unearned premium reserves..........................................       11        13
   Present value of amounts not yet due on claims.....................      255       282
   Additional contract reserves.......................................      544       547
                                                                       --------  --------
   Gross accident and health reserves.................................      810       842
   Reinsurance ceded..................................................      (22)      (30)
                                                                       --------  --------
Net accident and health reserves......................................      788       812
                                                                       --------  --------
Aggregate policy reserves............................................. $ 92,143  $ 88,352
                                                                       ========  ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

                                                                            Separate   Separate
                                                                            Accounts   Accounts
                                                                   General    With       Non-
(in millions)                                                      Account Guarantee* Guaranteed*  Total   Percent
-------------                                                      ------- ---------- ----------- -------- -------
December 31, 2018
Subject to discretionary withdrawal...............................
   With fair value adjustment..................................... $16,120   $1,482     $    --   $ 17,602   13.6%
   At book value less current surrender charge of 5% or more......   9,677       --          --      9,677    7.5
   At fair value..................................................      --       71      39,763     39,834   30.8
                                                                   -------   ------     -------   --------  -----
Total with adjustment or at fair value............................  25,797    1,553      39,763     67,113   51.9
At book value with minimal or no charge or no adjustment..........  31,229       --           1     31,230   24.1
Not subject to discretionary withdrawal...........................  27,794    3,187          83     31,064   24.0
                                                                   -------   ------     -------   --------  -----
Annuity reserves and deposit fund liabilities, before reinsurance.  84,820    4,740      39,847    129,407  100.0%
                                                                                                            =====
Less: Reinsurance ceded...........................................     321       --          --        321
                                                                   -------   ------     -------   --------
Net annuity reserves and deposit fund liabilities................. $84,499   $4,740     $39,847   $129,086
                                                                   =======   ======     =======   ========
December 31, 2017.................................................
Subject to discretionary withdrawal...............................
   With fair value adjustment..................................... $13,452   $1,254     $    --   $ 14,706   11.5%
   At book value less current surrender charge of 5% or more......   7,872       --          --      7,872    6.1
   At fair value..................................................      --       88      44,892     44,980   35.1
                                                                   -------   ------     -------   --------  -----
Total with adjustment or at fair value............................  21,324    1,342      44,892     67,558   52.7
At book value with minimal or no charge or no adjustment..........  32,754       --           2     32,756   25.5
Not subject to discretionary withdrawal...........................  25,419    2,500          86     28,005   21.8
                                                                   -------   ------     -------   --------  -----
Annuity reserves and deposit fund liabilities, before reinsurance.  79,497    3,842      44,980    128,319  100.0%
                                                                                                            =====
Less: Reinsurance ceded...........................................     321       --          --        321
                                                                   -------   ------     -------   --------
Net annuity reserves and deposit fund liabilities................. $79,176   $3,842     $44,980   $127,998
                                                                   =======   ======     =======   ========

* Represents annuity reserves reported in separate accounts liabilities.

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

                                                      December 31, 2018    December 31, 2017
                                                     -------------------- --------------------
                                                                Separate             Separate
                                                                Accounts             Accounts
                                                                 Assets               Assets
                                                      Legally     (Not     Legally     (Not
                                                     Insulated  Legally   Insulated  Legally
(in millions)                                         Assets   Insulated)  Assets   Insulated)
-------------                                        --------- ---------- --------- ----------
Variable annuities..................................  $40,920    $   --    $46,234    $   --
Variable life.......................................    3,055        --      3,286        --
Bank-owned life insurance--hybrid...................      804        --        653        --
Deferred annuities with MVA features................      225        --        387        --
Terminal funding....................................    3,175        --      2,489        --
Annuities with MVA features.........................       --     1,243         --       866
Fixed annuities excess interest adjustment features.       --       196         --       189
                                                      -------    ------    -------    ------
Total...............................................  $48,179    $1,439    $53,049    $1,055
                                                      =======    ======    =======    ======

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2018 and 2017 is $6.7 billion and $5.8 billion, respectively.

There was no separate account business seed money at December 31, for both 2018 and 2017.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

                                       Risk
                                      Charge
                                     paid by  Guarantees
                                       the    Paid by the
                                     Separate   General
                      (in millions)  Account    Account
                      -------------  -------- -----------
                          2018......   $324       $41
                          2017......    292        40
                          2016......    330        52
                          2015......    279        52
                          2014......    204        43

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

                                                         Non-indexed  Non-indexed
                                                          Guarantee    Guarantee  Non-guaranteed
                                                         less than or  more than     Separate
(in millions)                                    Indexed equal to 4%      4%         Accounts     Total
-------------                                    ------- ------------ ----------- -------------- -------
December 31, 2018
Premiums, considerations or deposits............  $241      $   --       $ 43        $ 3,090     $ 3,374
                                                  ====      ======       ====        =======     =======
Reserves for accounts with assets at:
   Market value.................................  $ --      $   --       $ --        $42,885     $42,885
   Amortized costs..............................   958       3,769        415             --       5,142
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $958      $3,769       $415        $42,885     $48,027
                                                  ====      ======       ====        =======     =======
By withdrawal characteristics:
   Subject to discretionary withdrawal with MVA.  $958      $2,199       $415        $    --     $ 3,572
   At market value..............................    --          --         --         42,802      42,802
                                                  ----      ------       ----        -------     -------
Subtotal........................................   958       2,199        415         42,802      46,374
Not subject to discretionary withdrawal.........    --       1,570         --             83       1,653
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $958      $3,769       $415        $42,885     $48,027
                                                  ====      ======       ====        =======     =======
December 31, 2017...............................
Premiums, considerations or deposits............  $185      $   --       $ 70        $ 4,444     $ 4,699
                                                  ====      ======       ====        =======     =======
Reserves for accounts with assets at:
   Market value.................................  $ --      $   --       $ --        $48,116     $48,116
   Amortized costs..............................   739       3,096        395             --       4,230
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $739      $3,096       $395        $48,116     $52,346
                                                  ====      ======       ====        =======     =======
By withdrawal characteristics:
   Subject to discretionary withdrawal with MVA.  $739      $  596       $395        $    --     $ 1,730
   At market value..............................    --          --         --         48,030      48,030
                                                  ----      ------       ----        -------     -------
Subtotal........................................   739         596        395         48,030      49,760
Not subject to discretionary withdrawal.........    --       2,500         --             86       2,586
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $739      $3,096       $395        $48,116     $52,346
                                                  ====      ======       ====        =======     =======
December 31, 2016...............................
Premiums, considerations or deposits............  $222      $    1       $106        $ 3,040     $ 3,369
                                                  ====      ======       ====        =======     =======
Reserves for accounts with assets at:
   Market value.................................  $ --      $   --       $ --        $42,715     $42,715
   Amortized costs..............................   586       1,075        343             --       2,004
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $586      $1,075       $343        $42,715     $44,719
                                                  ====      ======       ====        =======     =======
By withdrawal characteristics:
   Subject to discretionary withdrawal with MVA.  $586      $  621       $343        $    --     $ 1,550
   At market value..............................    --          --         --         42,632      42,632
                                                  ----      ------       ----        -------     -------
Subtotal........................................   586         621        343         42,632      44,182
Not subject to discretionary withdrawal.........    --         454         --             83         537
                                                  ----      ------       ----        -------     -------
Total reserves..................................  $586      $1,075       $343        $42,715     $44,719
                                                  ====      ======       ====        =======     =======

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

                                                                  Years ended December 31,
                                                                 -------------------------
(in millions)                                                      2018     2017     2016
-------------                                                    -------  -------  -------
Transfers to separate accounts.................................. $ 3,373  $ 4,699  $ 3,356
Transfers from separate accounts................................  (4,147)  (3,393)  (3,055)
                                                                 -------  -------  -------
Net transfers to (from) separate accounts.......................    (774)   1,306      301
Reconciling adjustments:
   Deposit-type contracts.......................................      --       --        2
                                                                 -------  -------  -------
Total reconciling adjustments...................................      --       --        2
                                                                 -------  -------  -------
Transfers as reported in the Statutory Statements of Operations. $  (774) $ 1,306  $   303
                                                                 =======  =======  =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $1.3 billion and $910 million at December 31, 2018 and 2017, respectively. The Company chose to record reserves in excess of AG 43 minimum reserves at both December 31, 2018 and 2017, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $2.3 billion and $1.0 billion at December 31, 2018 and 2017, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $185 million and $375 million at December 31, 2018 and 2017, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 0.01 percent,
0.01 percent and 0.75 percent of gross insurance in-force at December 31, 2018, 2017 and 2016, respectively. Policyholder dividends for the years ended December 31, 2018 and 2017 were ($13) million, $18 million and $19 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

                                     December 31, 2018 December 31, 2017
                                     ----------------  ----------------
                                              Net of            Net of
              (in millions)          Gross    Loading  Gross    Loading
              -------------          -----    -------  -----    -------
              Ordinary new business. $ (10)    $(10)   $  (4)     $(4)
              Ordinary renewal......  (395)     147     (473)      41
              Group life............     1        1        6        6
                                      -----    ----     -----     ---
              Total................. $(404)    $138    $(471)     $43
                                      =====    ====     =====     ===

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2018, 2017 and 2016 were $26 million, $30 million and $33 million, respectively. Reinsurance premiums ceded in 2018, 2017 and 2016 were $25.2 billion, $2.6 billion and $6.1 billion, respectively. Additionally, reserves on reinsurance assumed were $1.4 billion at both December 31, 2018, 2017 and 2016. The reserve credit taken on reinsurance ceded was $23.3 billion, $22.3 billion and $21.2 billion at December 31, 2018, 2017 and 2016, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018 and 2017, the Company's reinsurance recoverables were
$306 million and $426 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation "Valuation of Life Insurance Policies" (Regulation
XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Co/Modco Agreement), prior to the recapture of in-force business effective December 31, 2016. New business is still ceded under this treaty.

In 2018, the AGC Life Co/Modco Agreement increased the Company's pre-tax earnings by $382 million, while in 2017, the AGC Life Co/Modco Agreement increased pre-tax earnings by $289 million. In 2016, the AGC Life Co/Modco Agreement decreased pre-tax earnings by $6.3 billion. The pretax loss from the 2016 recapture was $6.5 billion.

In September 2016, the Company entered into a reinsurance agreement with Hannover Life Reassurance Company of America (Hannover), effective July 1, 2016, under which the Company ceded approximately $5 billion of reserves to Hannover, which included a block of whole life policies on a coinsurance with funds withheld basis and a block of current assumption universal life business on a yearly renewable term basis. This reinsurance agreement released

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

excess statutory capital of approximately $1 billion, which was included in dividends paid ultimately by the Company to AIG in September 2016.

Effective December 31, 2016, the Company recaptured certain term and universal life reserves that had been ceded to AGC Life and concurrently amended the July 1, 2016 reinsurance treaty with Hannover to add this in-force term and guaranteed universal life business on a coinsurance basis and additional universal life on a yearly renewable term basis. The Company ceded approximately $14 billion of such reserves to Hannover under the treaty amendment, which was effective December 31, 2016.

In 2017, the coinsurance reserve was increased as a result of actuarial reserve changes impacting prior periods. The amount of the reserve increase as of January 1, 2017 was $155 million, with the after tax increase of $107 million reported as an adjustment to the Change in Surplus as a Result of Reinsurance.

                                                                         December 31, 2016
                                                           July 1, 2016 -------------------
Increase (Decrease)                                         Cession to            Cession to Net Impact of
(in millions)                                                Hannover   Recapture  Hannover   Reinsurance
-------------------                                        ------------ --------- ---------- -------------
Statement of Admitted Assets, Liabilities and Capital and
  Surplus.................................................
   Deferred and uncollected premium.......................   $   (38)    $    --   $   (764)   $   (802)
   Aggregate reserve for life contracts...................    (5,349)      6,482    (14,266)    (13,133)
   Current federal income taxes due.......................        47      (1,790)     2,501         758
   Funds held under coinsurance...........................     4,492          --      5,482       9,974
                                                             -------     -------   --------    --------
   Total capital and surplus..............................   $   772     $(4,692)  $  5,519    $  1,599
                                                             -------     -------   --------    --------
Statement of Operations...................................
Premiums..................................................   $(5,349)    $15,806   $(14,266)   $ (3,809)
Commissions on reinsurance ceded..........................        47      (6,482)     6,607         172
Reserve adjustments on reinsurance ceded..................        --      (9,324)        --      (9,324)
                                                             -------     -------   --------    --------
Total revenue.............................................    (5,302)         --     (7,659)    (12,961)
Increase in aggregate reserves for life...................    (5,349)      6,482    (14,266)    (13,133)
Federal income tax expense (benefit)......................        47      (1,790)     2,501         758
                                                             -------     -------   --------    --------
Net income................................................   $    --     $(4,692)  $  4,106    $   (586)
                                                             -------     -------   --------    --------
Capital and Surplus Account
Change in surplus as a result of reinsurance..............   $   772     $    --   $  1,413    $  2,185
                                                             -------     -------   --------    --------

In February 2018, the Company and its U.S. life insurance company affiliates, VALIC and USL, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL. On November 13, 2018, AIG completed the sale of a
19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations. Pursuant to the regulatory approval received in February 2018, the Company has reported all of the ceded activity for this Agreement from the effective date (January 1, 2017) through December 31, 2018 in its 2018 Annual Statement.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly.

The table below presents the impact of this transaction by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

                                                                     Balance as of
                                                                     December 31,
                                                                         2018
                                                                     -------------
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld......................................................     $152
                                                                         ----

                                                                                          As of and Year As of and Year
                                                                                              Ended          Ended
Increase (Decrease)                                                             Initial    December 31,   December 31,
(in millions)                                                                  Accounting      2017           2018        Total
-------------------                                                            ---------- -------------- -------------- --------
Statutory Statement of Operations
Premiums and annuity considerations...........................................  $(22,152)    $  (311)       $  (291)    $(22,754)
Commissions and expense allowances............................................        --          57             53          110
Reserve adjustments on reinsurance ceded......................................    22,152      (1,699)        (1,778)      18,675
                                                                                --------     -------        -------     --------
Total revenues................................................................        --      (1,953)        (2,016)      (3,969)
                                                                                --------     -------        -------     --------
Death benefits................................................................        --        (249)          (249)        (498)
Annuity benefits..............................................................        --      (1,040)        (1,019)      (2,059)
Surrender benefits............................................................        --        (131)          (133)        (264)
Other benefits................................................................        --        (164)          (334)        (498)
Other expenses................................................................        --          --             (1)          (1)
                                                                                --------     -------        -------     --------
Total benefits and expenses...................................................        --      (1,584)        (1,736)      (3,320)
                                                                                --------     -------        -------     --------
Net gain from operations before dividends to policyholders and federal income
  taxes                                                                               --        (369)          (280)        (649)
Dividends to policyholders....................................................        --         (13)           (12)         (25)
                                                                                --------     -------        -------     --------
Net gain from operations after dividends to policyholders and before federal
  income taxes                                                                  $     --     $  (356)       $  (268)    $   (624)
                                                                                --------     -------        -------     --------

During 2018, 2017 and 2016, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company's pre-tax earnings of $529 thousand, $500 thousand and $1.7 million, respectively.

The Company has an annuity Co/Modco agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. As of December 31, 2018 and 2017, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $7.2 billion and $8.1 billion, respectively. In 2018, the Agreement decreased the Company's pre-tax earnings by $1 million and $2 million in 2017 and 2016, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provided guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addressed situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company was required to reflect the following:

.. Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete.

.. Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

.. If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

At December 31, 2017, the Company originally recorded a provisional estimate of income tax effects of the Tax Act of $1.7 billion attributable to the reduction in the U.S. corporate income tax. The Company's provisional estimate was based in part on a reasonable estimate of the effects of the statutory income tax rate reduction on existing deferred tax balances and of certain provisions of the Tax Act. The Company filed its 2017 consolidated U.S. income tax return and has completed its review of the primary impact of the Tax Act provisions on its deferred taxes. As a result, the Company considers the accounting for the effects of the rate change on deferred tax balances to be complete and no material measurement period changes were recorded for this item. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. There are substantial uncertainties in the interpretation of BEAT and GILTI and while certain formal guidance was issued by the U.S. tax authority, there are still aspects of the Tax Act that remain unclear and additional guidance is expected in 2019. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2018.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for Life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to the NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus under the Tax Act have to be taken into income over eight years. Accordingly, these changes give rise to new deferred tax liabilities. At December 31, 2017, the Company recorded a provisional estimate of $499 million with respect to such deferred tax liabilities. This increase in deferred tax liabilities

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

was offset by an increase in the deferred tax asset related to insurance reserves as a result of applying the new provisions of the Tax Act.

As of December 31, 2018, the Company has completed the review and accounting of the tax reserve computations, and recorded offsetting decreases of $192 million to both deferred tax liabilities and deferred tax assets.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact the Company's projections of future taxable income used in analyzing realizability of its deferred tax assets. In certain instances, provisional estimates have been included in the Company's future taxable income projections for these specific provisions to reflect application of the new tax law. The Company does not currently anticipate that its reliance on provisional estimates would have a material impact on its determination of realizability of its deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which the Company is a non-controlling interest owner. At December 31, 2017, the information needed to determine a provisional estimate was not available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder), and accordingly, no provisional estimates were recorded. The Company has since completed its review of these investments and partnerships. The Company considers the accounting for this item to be complete and no measurement period change was recorded.

U.S. Tax Reform - INT 18-01 Measurement Period Completion

As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The following table presents the components of the net deferred tax assets and liabilities:

                                             December 31, 2018       December 31, 2017            Change
                                          ----------------------- ----------------------- ----------------------
(in millions)                             Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
-------------                             -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA................................  $1,837  $1,645  $3,482  $1,916  $1,395  $3,311  $ (79)   $250   $ 171
Statutory valuation allowance adjustment.      --     220     220      --      --      --     --     220     220
                                           ------  ------  ------  ------  ------  ------  -----    ----   -----
Adjusted gross DTA.......................   1,837   1,425   3,262   1,916   1,395   3,311    (79)     30     (49)
DTA non-admitted.........................     928   1,425   2,353     670   1,395   2,065    258      30     288
                                           ------  ------  ------  ------  ------  ------  -----    ----   -----
Net admitted DTA.........................     909      --     909   1,246      --   1,246   (337)     --    (337)
DTL......................................     392      --     392     557      --     557   (165)     --    (165)
                                           ------  ------  ------  ------  ------  ------  -----    ----   -----
Total....................................  $  517  $   --  $  517  $  689  $   --  $  689  $(172)   $ --   $(172)
                                           ======  ======  ======  ======  ======  ======  =====    ====   =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

                                                       December 31, 2018       December 31, 2017            Change
                                                    ----------------------- ----------------------- ----------------------
(in millions)                                       Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
-------------                                       -------- ------- ------ -------- ------- ------ -------- ------- -----
Admission calculation components...................
SSAP 101
   Federal income taxes paid in prior years
     recoverable through loss carry backs..........   $ --     $--   $   --  $   --    $--   $   --  $  --     $--   $  --
   Adjusted gross DTA expected to be realized
     (excluding amount of DTA from above) after
     application of the threshold limitation.......    517      --      517     689     --      689   (172)     --    (172)
       1. Adjusted gross DTA expected to be
         realized following the reporting date.....    517      --      517     689     --      689   (172)     --    (172)
       2. Adjusted gross DTA allowed per
         limitation threshold......................     --      --    1,114      --     --    1,301     --      --    (187)
   Adjusted gross DTA (excluding the amount of
     DTA from above) offset by gross DTL...........    392      --      392     557     --      557   (165)     --    (165)
                                                      ----     ---   ------  ------    ---   ------  -----     ---   -----
DTA admitted as the result of application of SSAP
  101..............................................   $909     $--   $  909  $1,246    $--   $1,246  $(337)    $--   $(337)
                                                      ====     ===   ======  ======    ===   ======  =====     ===   =====

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

                                                                                Years ended
                                                                               December 31,
                                                                              --------------
($ in millions)                                                                2018    2017
---------------                                                               ------  ------
Ratio percentage used to determine recovery period and threshold limitation
  amount.....................................................................    738%    869%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount................................................ $7,423  $8,676
                                                                              ======  ======

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

                                                        Years Ended December 31,
                                                        ------------------------
   (in millions)                                        2018     2017     2016
   -------------                                        ----    ------   ------
   Current income tax expense..........................
      Federal.......................................... $513    $1,025   $1,182
      Foreign..........................................   --        --       --
                                                         ----   ------   ------
      Subtotal.........................................  513     1,025    1,182
      Federal income tax on net capital gains (losses).  (88)     (433)     279
                                                         ----   ------   ------
      Federal income tax incurred...................... $425    $  592   $1,461
                                                         ====   ======   ======

                                                                                    Years Ended
                                                                                   December 31,
                                                                                   -------------
(in millions)                                                                       2018   2017  Change
-------------                                                                      ------ ------ ------
Deferred tax assets:
   Ordinary:
       Policyholder reserves...................................................... $  812 $  959 $(147)
       Investments................................................................     50     70   (20)
       Deferred acquisition costs.................................................    366    366    --
       Fixed assets...............................................................    373    282    91
       Compensation and benefits accrual..........................................     41      3    38
       Tax credit carryforward....................................................    151    160    (9)
       Other (including items less than 5% of total ordinary tax assets)..........     44     76   (32)
                                                                                   ------ ------ -----
       Subtotal...................................................................  1,837  1,916   (79)
       Statutory valuation allowance adjustment...................................     --     --    --
       Non-admitted...............................................................    928    670   258
                                                                                   ------ ------ -----
       Admitted ordinary deferred tax assets......................................    909  1,246  (337)
                                                                                   ------ ------ -----
Capital:
       Investments................................................................  1,645  1,395   250
                                                                                   ------ ------ -----
       Subtotal...................................................................  1,645  1,395   250
   Statutory valuation allowance adjustment.......................................    220     --   220
   Non-admitted...................................................................  1,425  1,395    30
                                                                                   ------ ------ -----
   Admitted capital deferred tax assets...........................................     --     --    --
                                                                                   ------ ------ -----
Admitted deferred tax assets......................................................    909  1,246  (337)
                                                                                   ------ ------ -----
Deferred tax liabilities:
   Ordinary:
       Deferred and uncollected premium...........................................     78     58    20
       Policyholder reserves......................................................    269    499  (230)
       Other (including items less than 5% of total ordinary tax liabilities).....     45     --    45
                                                                                   ------ ------ -----
       Subtotal...................................................................    392    557  (165)
                                                                                   ------ ------ -----
Capital:
       Other (including items less than 5% of total capital tax liabilities)......     --     --    --
                                                                                   ------ ------ -----
       Subtotal...................................................................     --     --    --
                                                                                   ------ ------ -----
Deferred tax liabilities..........................................................    392    557  (165)
                                                                                   ------ ------ -----
Net deferred tax assets (liabilities)............................................. $  517 $  689 $(172)
                                                                                   ------ ------ -----

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

                                                 Years Ended
                                                December 31,
                                                -------------
            (in millions)                        2018   2017  Change
            -------------                       ------ ------ ------
            Total adjusted deferred tax assets. $3,262 $3,311 $ (49)
            Total deferred tax liabilities.....    392    557  (165)
                                                ------ ------ -----
            Net adjusted deferred tax assets... $2,870 $2,754   116
                                                ====== ======
            Tax effect of unrealized gains
              (losses).........................                 (93)
            Transfer of deferred item to
              subsidiary.......................                   1
                                                              -----
            Change in net deferred income tax..               $  24
                                                              =====

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

                                            December 31, 2018 December 31, 2017 December 31, 2016
                                            ---------------   ----------------  ----------------
                                                    Effective         Effective         Effective
(in millions)                               Amount  Tax Rate  Amount  Tax Rate  Amount  Tax Rate
-------------                               ------  --------- ------  --------- ------  ---------
Income tax expense at applicable rate......  $208     21.0%   $  465     35.0%  $1,028     35.0%
Change in valuation adjustment.............   220     22.2      (366)   (27.6)    (554)   (18.9)
Amortization of interest maintenance
  reserve..................................   (30)    (3.0)      (43)    (3.3)     (35)    (1.2)
Disregarded entities.......................    20      2.1        23      1.8       67      2.3
Dividends received deduction...............   (20)    (2.1)      (47)    (3.6)     (69)    (2.3)
Change in non-admitted assets..............   (13)    (1.3)       (1)    (0.1)      10      0.4
Surplus adjustments........................     8      0.8        (3)    (0.2)     (15)    (0.5)
Prior year return true-ups and adjustments.     7      0.7       (32)    (2.4)     (29)    (1.0)
Other permanent adjustments................     1      0.1         9      0.7        7      0.3
Impact of Tax Act..........................    --       --     1,836    138.3       --       --
Reinsurance................................    --       --        37      2.8      765     26.0
Gain on sale of subsidiaries...............    --       --        --       --      (22)    (0.8)
Separate account income....................    --       --        --       --       18      0.6
                                             ----     ----    ------    -----   ------    -----
Statutory income tax expense (benefit).....  $401     40.5%   $1,878    141.4%  $1,171     39.9%
                                             ====     ====    ======    =====   ======    =====
Federal income taxes incurred..............  $425     42.9%   $  592     44.6%  $1,461     49.8%
Change in net deferred income taxes........   (24)    (2.4)    1,286     96.8     (290)    (9.9)
                                             ----     ----    ------    -----   ------    -----
Statutory income tax expense...............  $401     40.5%   $1,878    141.4%  $1,171     39.9%
                                             ====     ====    ======    =====   ======    =====

At December 31, 2018, the Company had the following foreign tax credits carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2019.......  $ 4
                                2020.......    8
                                2021.......    8
                                2022.......    7
                                2023.......    1
                                2024.......    1
                                             ---
                                Total......  $29
                                             ===

At December 31, 2018, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2018, the Company had an alternative minimum tax credit of $6 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2018, the Company had the following general business credit carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2025.......  $  9
                                2026.......     9
                                2027.......    13
                                2028.......    13
                                2029.......    19
                                2030.......    38
                                2031.......     7
                                2032.......     8
                                             ----
                                Total......  $116
                                             ====

At December 31, 2018, the Company had $273 thousand in charitable contribution carryforwards, which expire in 2021.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

                             (in millions)
                             -------------
                             December 31,   Capital
                             ------------   -------
                                2016.......  $202
                                2017.......   198
                                2018.......    13
                                             ----
                                Total......  $413
                                             ====

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $3.5 billion and concluded that a valuation allowance of $220 million was required at December 31, 2018. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $3.3 billion at December 31, 2017.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                              Years Ended
                                                              December 31,
                                                              -----------
        (in millions)                                         2018   2017
        -------------                                         ----   ----
        Gross unrecognized tax benefits at beginning of year. $16    $22
           Increases in tax position for prior years.........   1     --
           Decreases in tax position for prior years.........  --     (6)
                                                              ---    ---
        Gross unrecognized tax benefits at end of year....... $17    $16
                                                              ===    ===

As of December 31, 2018 and 2017, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $16 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2018 and 2017, the Company had accrued liabilities of $5.7 million and $4 million, respectively, for the payment of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

interest (net of the federal benefit) and penalties. In both 2018 & 2017, the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties. In 2016, the Company recognized income of $3 million of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2018, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2018 remain subject to examination by major tax jurisdictions.

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2018, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2019 without prior approval of the TDI is $906 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2018, 2017 and 2016:

                                                                     Amount
            Date                     Type        Cash or Non-cash (in millions)
            ----                     ----        ---------------- -------------
2018
   March 27, 2018.............   Extraordinary         Cash          $  337
   June 26, 2018..............   Extraordinary         Cash             680
   September 24, 2018.........   Extraordinary         Cash             680
2017
   March 30, 2017.............   Extraordinary         Cash          $  452
   March 30, 2017.............   Extraordinary       Non-Cash           482
   March 30, 2017............. Return of Capital       Cash             178
   June 29, 2017..............   Extraordinary         Cash             538
   September 28, 2017.........   Extraordinary         Cash              50
   December 26, 2017..........   Extraordinary         Cash             200
2016
   March 28, 2016.............     Ordinary            Cash          $   80
   March 28, 2016.............     Ordinary          Non-Cash           420
   June 28, 2016.............. Return of Capital       Cash             233
   June 28, 2016..............   Extraordinary         Cash             288
   September 27, 2016.........   Extraordinary       Non-Cash         1,154
   September 27, 2016.........   Extraordinary         Cash              23
   September 28, 2016.........   Extraordinary         Cash             267
   September 28, 2016......... Return of Capital       Cash             318
   December 27, 2016..........   Extraordinary       Non-Cash           497
   December 27, 2016.......... Return of Capital     Non-Cash            85
   December 28, 2016..........   Extraordinary         Cash              11

The Company's cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents information about employee-related costs (expense credits) allocated to the Company:

                                                              Years ended
                                                             December 31,
                                                            ---------------
    (in millions)                                           2018  2017 2016
    -------------                                           ----  ---- ----
    Defined benefit plans.................................. $(12)  $2  $20
    Postretirement medical and life insurance plans........    1    2    2
                                                            ----   --  ---
    Total.................................................. $(11)  $4  $22
                                                            ====   ==  ===

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan was $27 million, $26 million and $28 million in 2018, 2017 and 2016, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock based on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $28 million, $33 million and $20 million for awards granted in 2018, 2017 and 2016, respectively.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company did not recognize any expense for unsettled awards during 2018, 2017 and 2016.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company's interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

                                                                                           December 31,
                                                                                           -------------
(in millions)                                                                               2018   2017
-------------                                                                              ------ ------
Membership stock - Class B................................................................ $    7 $    7
Activity stock............................................................................    129     25
Excess stock..............................................................................      2      6
                                                                                           ------ ------
Total..................................................................................... $  138 $   38
                                                                                           ====== ======
Actual or estimated borrowing capacity as determined by the insurer....................... $4,928 $7,039
                                                                                           ====== ======

The Company did not hold any Class A at December 31, 2018 or 2017.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

                                                         December 31, 2018    December 31, 2017
                                                        -------------------- --------------------
                                                        Amortized            Amortized
(in millions)                                             Cost    Fair Value   Cost    Fair Value
-------------                                           --------- ---------- --------- ----------
Amount pledged.........................................  $3,851     $3,833    $1,042     $1,067
Maximum amount pledged during reporting period.........   4,389      4,349     1,310      1,352
                                                         ======     ======    ======     ======

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

                                                             December 31,
                                                             -------------
     (in millions)                                            2018   2017
     -------------                                           ------ ------
     Amount outstanding..................................... $3,148 $  606
     Maximum amount borrowed during reporting period........ $3,323 $1,005
                                                             ------ ------

   . While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2018 or 2017.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

       (in millions)
       -------------
       Funding Agreements                       Date Issued       Amounts
       ------------------                       ----------------- -------
       10-year floating rate................... February 15, 2018 $1,148
       10-year floating rate................... February 15, 2018  1,277
       10-year floating rate................... February 15, 2018    175
       10-year floating rate................... February 6, 2018      87
       10-year floating rate................... January 25, 2018      31
       10-year floating rate................... January 13, 2017      57
       10-year floating rate................... February 1, 2017      67
       7-year floating rate.................... May 24, 2017          52
       10-year floating rate................... July 20, 2016        254

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.4 billion and $763 million at December 31, 2018 and 2017, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2018, $744 million are currently expected to expire in 2019, and the remainder by 2020 based on the expected life cycle of the related funds and the Company's historical funding trends for such commitments.

At December 31, 2018 and 2017, the Company had $1.3 billion and $1.1 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $659 million are expected to expire in 2019 and the remainder by 2033, based on the expected life cycle of the related loans and the Company's historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2018, the future minimum lease payments under the operating leases are as follows:

                  (in millions)
                  -------------
                  2019.................................... $16
                  2020....................................  16
                  2021....................................  16
                  2022....................................  20
                  2023....................................  12
                  Remaining years after 2023..............  17
                                                           ---
                  Total................................... $97
                                                           ===

Rent expense was $17 million, $20 million and $22 million in 2018, 2017 and 2016, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had accrued $40 million for these guarantee fund assessments at both December 31, 2018 and 2017, respectively. The Company has recorded receivables of $34 million at both December 31, 2018 and 2017, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers' compensation business at both December 31, 2018 and 2017. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2018 and 2017, the Company had admitted assets of $142 million and $48 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company's financial condition.

During 2018 and 2017, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act
(ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The SEC, federal and state lawmakers and state insurance regulators continue their efforts at evaluating what is an appropriate regulatory framework around a standard of care for the sale of investment products and services. For example, on April 18, 2018, the SEC proposed a package of rulemakings and interpretations designed to address the standard of care issues and the transparency of retail investors' relationships with investment advisors and broker-dealers. Additionally, on July 18, 2018, the New York State Department of Financial Services adopted a best interest standard of care regulation applicable to annuity and life transactions through issuance of the First Amendment to Insurance Regulation 187 - Suitability and Best Interests in Life Insurance and Annuity Transactions (Regulation 187). The compliance date for Regulation 187 is August 1, 2019 for annuity products and February 1, 2020 for life products. As amended, Regulation 187 requires producers to act in their client's best interest when making point-of-sale and inforce recommendations, and provide in writing the basis for the recommendation, as well as the facts and analysis to support the recommendation. The amended regulation also imposes additional duties on life insurance companies in relation to these transactions, such as requiring insurers to establish and maintain procedures designed to prevent

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

financial exploitation and abuse. The Company will implement and enhance processes and procedures, where needed, to comply with this regulation. Other states, such as Nevada, Maryland and New Jersey, have also proposed similar standard of care regulations applicable to insurance producers and/or insurance companies. The Company continues to closely follow these proposals and other relevant federal and state-level regulatory and legislative developments in this area. While management cannot predict the long-term impact of these developments on the Company's businesses, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

Business Interruption Insurance Recoveries

In 2017, the Company recorded $6 million in business interruption insurance recoveries related to the flooding and property damage that occurred at the Company's main administrative office located in Houston, Texas. In August 2017, Hurricane Harvey made landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region. The recoveries were included within aggregate write-ins for miscellaneous income on the Summary of Operations.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an
80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, VALIC and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

On September 25, 2017, AIG Parent announced organizational changes designed to position AIG Parent a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG Parent finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG Parent's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG Parent's technology-driven subsidiary, is reported within Other Operations. AIG Parent also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $395 million, $413 million and $694 million of pre-tax restructuring and other costs in 2018, 2017 and 2016, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account
(RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, VALIC, in exchange for other VALIC securities.

During 2015, the Company transferred securities to two separate CTFs, of which 20% were then transferred to the RSA of VALIC. The transfer was accounted for as a sale by the Company to VALIC. The remaining 80% of the securities were transferred to the Company's RSA.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $300 million to $400 million per entity.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. ("AIGB") entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB's books related to this agreement was approximately $330,000 and $355,000 at December 31, 2018 and 2017, respectively. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

The Company purchases or sells securities, at fair market value, to or from affiliates in the ordinary course of business.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE - AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"), AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $288 million (representing an approximately 24% equity interest therein), and contributed to the fund a combination of the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $150.8 million) and cash (approximately $41.7 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $675 million (representing approximately 25% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $527.4 million and received a cash payment from the fund of approximately $7.4 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $189.1 million (representing an approximately 29% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately
$143 million and received a cash payment from the fund of approximately
$18.9 million.

As a result of this transaction, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $94.9 million, $145.5 million and $86 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

In October 2017, the Company's subsidiary, AIG Home Loan 2, transferred a portfolio of U.S. residential mortgage loans with a carrying value of $410 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised - Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 2, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $1.5 billion, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 2, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $843 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $425 million.

During 2016, the Company transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an initiative to improve asset-liability management in AIG Parent's domestic life and property casualty insurance companies.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At both December 31, 2018 and 2017, the Company did not have notes payable balance outstanding under this facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2018:

                                                   Gross  Non-admitted Admitted Asset
(in millions)                                      Amount    Amount        Amount     Date of NAIC Filing
-------------                                      ------ ------------ -------------- -------------------
AIG Inc........................................... $    4     $ --          $  4             7/27/2018
AIG Direct - SER B................................      3        3            --                    NA
AIG Direct - SER A................................      3        3            --                    NA
AIG Direct - NON VOTING...........................      1        1            --                    NA
UG Corp COM.......................................      2        2            --                    NA
AGL Assignment Co LLC.............................      5        5            --                    NA
AGLIC INVESTMENTS BERMUDA LTD.....................    105       --           105        Not Applicable
AIG Home Loan 2, LLC..............................     80       --            80        Not Applicable
SunAmerica Affordable Housing LLC.................    682       --           682        Not Applicable
SunAmerica Asset Management LLC...................    123      123            --        Not Applicable
Selkirk No. 1 Investments.........................     13       --            13        Not Applicable
Selkirk No. 3A Investments........................      5       --             5        Not Applicable
                                                   ------     ----          ----
Total............................................. $1,026     $137          $889
                                                   ======     ====          ====

Operating Agreements

The Company's short-term investments included investments in a Liquidity Pool, which are funds managed by an affiliate, AIG Capital Management Corporation, in the amount of $261 million and $215 million at December 31, 2018 and 2017, respectively.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $97 million and $86 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2018 and 2017, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $106 million, $114 million and $109 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2018, 2017 and 2016, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $104 million in 2018 and $103 million in 2017 and 2016, respectively.

The majority of the Company's Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2019, the date the financial statements were issued.

In January 2019, AGL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $655 million, which represents approximately 43.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $142.5 million and received a cash payment of approximately $39 million. The Company's unfunded capital commitment to U.S. Fund III at January 2, 2019 upon the closing of U.S. Fund III was approximately $551.4 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES
HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2018 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
                 Amortized
                   Cost     Present                                    Date of
                  Before   Value of                                   Financial
                  Current  Projected            Amortized  Fair Value Statement
                  Period     Cash    Recognized Cost After at Time of   Where
CUSIP              OTTI      Flows      OTTI       OTTI       OTTI    Reported
-----            --------- --------- ---------- ---------- ---------- ----------
02660LAB6....... $  8,229  $  7,963    $  266    $  7,963   $  7,428  03/31/2018
75114NAA2.......    5,616     5,421       195       5,421      5,127  03/31/2018
17307G2Z0.......    3,252     3,212        40       3,212      3,133  03/31/2018
02660KAA0.......   15,540    14,921       619      14,921     14,648  03/31/2018
94985JBP4.......    1,979     1,880        99       1,880      1,816  03/31/2018
02147HAD4.......    7,479     7,213       266       7,213      7,069  03/31/2018
761118WQ7.......    8,639     8,277       362       8,277      7,559  03/31/2018
02147HAF9.......    3,920     3,855        65       3,855      3,808  03/31/2018
93934FNJ7.......   20,785    20,473       312      20,473     18,745  03/31/2018
59020UZ57.......   15,154    15,056        98      15,056     14,702  03/31/2018
43710EAD2.......    4,554     4,450       104       4,450      4,307  03/31/2018
12498FAC4.......       94        --        94          --         48  03/31/2018
94979XAD9.......      157        62        95          62          5  03/31/2018
74160MCZ3.......      223       217         6         217        218  03/31/2018
05946XMG5.......      602       273       329         273        386  03/31/2018
74160MEH1.......    1,086     1,026        60       1,026      1,077  03/31/2018
026930AA5.......    4,542     4,493        49       4,493      4,394  03/31/2018
43709XAF8.......    8,552     8,174       378       8,174      8,087  03/31/2018
466247KL6.......      506       292       214         292        481  03/31/2018
25702@AA4.......    1,499       898       601         898        898  03/31/2018
25702@AB2.......    1,499       898       601         898        898  03/31/2018
76110WLB0.......      890       708       182         708        888  03/31/2018
                 --------  --------    ------    --------   --------
Quarterly Total  $114,797  $109,762    $5,035    $109,762   $105,722
                 ========  ========    ======    ========   ========
25702@AA4....... $  1,996  $  1,804    $  192    $  1,804   $  1,795  06/30/2018
25702@AB2.......    1,996     1,804       192       1,804      1,795  06/30/2018
007036UQ7.......    8,853     8,520       333       8,520      7,884  06/30/2018
32051GPM1.......    6,874     6,704       170       6,704      6,658  06/30/2018
94983KAA7.......   38,051    37,984        67      37,984     37,386  06/30/2018
32051GJ55.......    2,606     2,587        19       2,587      2,596  06/30/2018
02147HAC6.......    2,718     2,684        34       2,684      2,703  06/30/2018
69371VBH9.......    1,369     1,318        51       1,318      1,360  06/30/2018
12489WQX5.......   16,318    16,260        58      16,260     16,092  06/30/2018
466247PE7.......    7,410     7,375        35       7,375      7,313  06/30/2018
36298NBA1.......    5,702     5,175       527       5,175      5,620  06/30/2018
617451CZ0.......      186        --       186          --        148  06/30/2018
                 --------  --------    ------    --------   --------
Quarterly Total  $ 94,079  $ 92,215    $1,864    $ 92,215   $ 91,350
                 ========  ========    ======    ========   ========
92922F3L0....... $ 31,808  $ 29,215    $2,593    $ 29,215   $ 30,712  09/30/2018
264407AA5.......   39,067    35,474     3,593      35,474     33,995  09/30/2018
45660L6N4.......   21,021    20,763       258      20,763     19,245  09/30/2018
92925VAF7.......   11,068    10,637       431      10,637     11,047  09/30/2018
93364FAD3.......   11,844    11,484       360      11,484     11,233  09/30/2018
68384CAB2.......   32,305    31,916       389      31,916     31,753  09/30/2018
939355AD5.......   25,805    25,601       204      25,601     25,620  09/30/2018
152314DP2.......    5,999     5,823       176       5,823      5,964  09/30/2018
                 --------  --------    ------    --------   --------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
                 Amortized
                   Cost     Present                                    Date of
                  Before   Value of                                   Financial
                  Current  Projected            Amortized  Fair Value Statement
                  Period     Cash    Recognized Cost After at Time of   Where
CUSIP              OTTI      Flows      OTTI       OTTI       OTTI    Reported
-----            --------- --------- ---------- ---------- ---------- ----------
92990GAA1....... $  6,416  $  6,342   $    74    $  6,342   $  6,254  09/30/2018
59020UFA8.......    1,720     1,643        77       1,643      1,533  09/30/2018
126671Z74.......      493       491         2         491        479  09/30/2018
466247KL6.......      317       170       147         170        248  09/30/2018
12669E2X3.......    1,778     1,767        11       1,767      1,689  09/30/2018
073868AA9.......    2,338     2,238       100       2,238      2,331  09/30/2018
04542BGW6.......      561       560         1         560        543  09/30/2018
12489WHZ0.......      599       598         1         598        576  09/30/2018
31359UPW9.......      916       791       125         791        740  09/30/2018
939336ZV8.......      650       591        59         591        649  09/30/2018
92922FEC8.......    1,677     1,669         8       1,669      1,647  09/30/2018
161546HD1.......    1,653     1,651         2       1,651      1,638  09/30/2018
939336C92.......      870       866         4         866        863  09/30/2018
94981XAF0.......      913       912         1         912        839  09/30/2018
94979XAC1.......      433       430         3         430        354  09/30/2018
43739EBC0.......    1,986     1,981         5       1,981      1,871  09/30/2018
45254NJN8.......      378       376         2         376        365  09/30/2018
03072SNF8.......    1,940     1,939         1       1,939      1,896  09/30/2018
12669FTC7.......    2,531     2,153       378       2,153      2,387  09/30/2018
466247BG7.......      112       101        11         101        106  09/30/2018
03072SKS3.......      634       633         1         633        620  09/30/2018
5899297K8.......    8,054     8,053         1       8,053      7,993  09/30/2018
35729PPX2.......    9,797     9,747        50       9,747      9,796  09/30/2018
94984MAB0.......    2,201     2,187        14       2,187      2,183  09/30/2018
94979UAL7.......    1,593     1,585         8       1,585      1,336  09/30/2018
94980PAL5.......      385       385        --         385        365  09/30/2018
12652CBB4.......   12,814    12,796        18      12,796     12,120  09/30/2018
12652CBC2.......    4,406     4,392        14       4,392      4,263  09/30/2018
126694PP7.......    6,295     6,228        67       6,228      6,216  09/30/2018
22541QQK1.......      896       710       186         710        767  09/30/2018
76110WVJ2.......    6,681     5,899       782       5,899      6,101  09/30/2018
949769AJ2.......      550       550        --         550        519  09/30/2018
466247DF7.......    1,619     1,610         9       1,610      1,603  09/30/2018
32027NGD7.......      808       806         2         806        796  09/30/2018
45254NJP3.......      180       180        --         180        173  09/30/2018
05948XTP6.......      292       240        52         240        280  09/30/2018
81746VCD0.......    5,271     5,253        18       5,253      5,184  09/30/2018
65535VMW5.......      156       156        --         156        156  09/30/2018
36228FZA7.......    1,077     1,071         6       1,071      1,077  09/30/2018
059511AQ8.......   70,956    62,300     8,656      62,300     63,781  09/30/2018
94974SAF0.......    1,202     1,197         5       1,197      1,185  09/30/2018
92922FEC8.......      667       664         3         664        655  09/30/2018
949802AC6.......      408       407         1         407        388  09/30/2018
94981DAP2.......      746       743         3         743        666  09/30/2018
43739EBD8.......      868       864         4         864        771  09/30/2018
466247GH0.......    1,141     1,139         2       1,139        999  09/30/2018
                 --------  --------   -------    --------   --------
Quarterly Total  $346,895  $327,977   $18,918    $327,977   $326,570
                 ========  ========   =======    ========   ========
88522NAA1....... $  8,588  $  8,448   $   140    $  8,448   $  8,323  12/31/2018
125439AA7.......   11,318    11,252        66      11,252     11,047  12/31/2018
07401EAE9.......   56,776    56,568       208      56,568     54,818  12/31/2018
94986QAA1.......   61,577    61,099       478      61,099     59,211  12/31/2018
17308FAA7.......    8,512     8,447        65       8,447      8,440  12/31/2018
45670BAL3.......   31,586    31,353       233      31,353     30,293  12/31/2018
02148BAA2.......   30,980    30,868       112      30,868     30,489  12/31/2018
                 --------  --------   -------    --------   --------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


(in thousands)
                 Amortized
                   Cost                                                       Date of
                  Before                                                     Financial
                  Current  Present Value of            Amortized  Fair Value Statement
                  Period    Projected Cash  Recognized Cost After at Time of   Where
CUSIP              OTTI         Flows          OTTI       OTTI       OTTI    Reported
-----            --------- ---------------- ---------- ---------- ---------- ----------
92926UAF8....... $ 50,362  $        49,329   $ 1,033    $ 49,329   $ 49,459  12/31/2018
61748HLA7.......   20,943           20,289       654      20,289     19,045  12/31/2018
02660LAF7.......  249,880          248,330     1,550     248,330    245,826  12/31/2018
61745M4M2.......   31,210           30,827       383      30,827     30,029  12/31/2018
12628LAE0.......   16,163           15,997       166      15,997     15,030  12/31/2018
362290AM0.......    1,102            1,030        72       1,030      1,086  12/31/2018
12668BKA0.......   15,547           15,485        62      15,485     15,490  12/31/2018
65539CAW6.......   47,629           47,485       144      47,485     47,115  12/31/2018
61748HJY8.......    4,532            4,386       146       4,386      4,452  12/31/2018
94984GAD9.......    4,915            4,878        37       4,878      4,822  12/31/2018
07384YPN0.......    2,675            2,543       132       2,543      2,269  12/31/2018
17025TAR2.......    2,382            2,341        41       2,341      2,336  12/31/2018
59020UAY1.......    1,061            1,059         2       1,059        909  12/31/2018
94986DAA0.......    4,058            4,032        26       4,032      3,972  12/31/2018
949808BD0.......    4,133            4,111        22       4,111      3,875  12/31/2018
466247BE2.......    1,533            1,525         8       1,525      1,423  12/31/2018
5899296T0.......      438              436         2         436        366  12/31/2018
466247EC3.......    2,316            2,289        27       2,289      1,992  12/31/2018
12669DPR3.......      877              819        58         819        786  12/31/2018
45254NEJ2.......    1,403            1,397         6       1,397      1,384  12/31/2018
466247CP6.......    4,236            4,176        60       4,176      4,102  12/31/2018
92977TAE2.......    2,530            2,526         4       2,526      2,477  12/31/2018
05952GAE1.......   13,321           12,793       528      12,793     13,296  12/31/2018
36185NG87.......      230              228         2         228        209  12/31/2018
040104SN2.......    3,216            3,206        10       3,206      3,122  12/31/2018
07386HJT9.......    3,750            3,738        12       3,738      3,736  12/31/2018
93934FGB2.......    5,015            5,014         1       5,014      5,013  12/31/2018
65535VPY8.......   10,380            7,952     2,428       7,952     10,373  12/31/2018
362348AS3.......    4,836            4,478       358       4,478      4,834  12/31/2018
88156EAD8.......    6,809            6,539       270       6,539      6,713  12/31/2018
655378AH0.......   12,173           11,700       473      11,700     11,996  12/31/2018
073879BB3.......    1,945            1,559       386       1,559      1,595  12/31/2018
466247WT6.......    8,393            8,375        18       8,375      8,349  12/31/2018
94983JAG7.......    7,771            7,582       189       7,582      7,674  12/31/2018
12559QAG7.......   78,613           77,943       670      77,943     75,565  12/31/2018
46630GBD6.......   11,258           11,219        39      11,219     10,978  12/31/2018
94983TAE0.......    6,089            6,033        56       6,033      5,979  12/31/2018
94979UAM5.......      896              742       154         742        518  12/31/2018
74160MGT3.......    1,446              798       648         798      1,338  12/31/2018
94983YAK5.......    2,233            2,204        29       2,204      2,227  12/31/2018
073852AB1.......    9,012            6,054     2,958       6,054      8,882  12/31/2018
126694JS8.......    2,700            2,685        15       2,685      2,698  12/31/2018
12667FM77.......    7,980            7,939        41       7,939      7,853  12/31/2018
12667FUZ6.......    4,010            3,975        35       3,975      3,997  12/31/2018
693680BG4.......    1,865            1,851        14       1,851      1,749  12/31/2018
07384YPN0.......    1,824            1,733        91       1,733      1,543  12/31/2018
466247GJ6.......    2,702            2,528       174       2,528      2,084  12/31/2018
25702@AA4.......    3,540              898     2,642         898        898  12/31/2018
25702@AB2.......    3,540              898     2,642         898        898  12/31/2018
                 --------  ---------------   -------    --------   --------
Quarterly Total  $894,809  $       873,989   $20,820    $873,989   $864,983
                 ========  ===============   =======    ========   ========
                            Year-end total   $46,637
                                             =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Structured Notes

The following table presents the structured notes held by the Company at December 31, 2018:

             (in thousands)
                                                    Book/Adjusted
             CUSIP           Actual Cost Fair Value Carrying Value
             -----           ----------- ---------- --------------
               03350FAA4....   $ 2,601    $ 2,303      $ 2,600
               039483BC5....    24,278     26,529       24,007
               054536AC1....       400        394          400
               05565AAB9....    15,941     16,320       15,943
               05954TAJ0....    10,430     10,154       10,031
               05968DAA8....    18,500     19,425       18,500
               06051GGG8....    19,082     18,260       19,080
               06051GGM5....     3,632      3,510        3,634
               06051GGR4....    12,178     11,854       12,195
               06051GHA0....    98,682     93,525       98,723
               06051GHD4....     3,133      2,946        3,134
               064058AB6....    20,000     17,219       20,000
               06738CAG4....    53,546     87,098       54,528
               06738EBD6....    13,962     13,498       13,964
               111021AE1....    42,445     50,042       40,630
               13643EAA3....     5,344      5,576        5,165
               172967LJ8....    12,184     10,910       12,176
               172967LS8....    43,000     40,101       43,000
               172967LU3....    20,000     17,865       20,000
               21987DAB0....     1,498      1,496        1,498
               225401AF5....    16,005     15,118       16,013
               23311PAA8....     6,892      6,227        6,894
               25156PAC7....    77,328     86,455       75,639
               35177PAL1....    66,489     70,209       62,371
               38141GWV2....     7,000      6,535        7,000
               38148YAA6....    12,847     12,320       12,868
               404280BK4....     7,174      7,128        7,170
               404280BT5....     5,069      4,956        5,066
               46625HRY8....     1,423      1,427        1,423
               46647PAF3....     1,983      1,993        1,985
               46647PAJ5....     4,000      3,633        4,000
               46647PAK2....    29,000     25,954       29,000
               46647PAL0....    63,570     57,978       63,586
               46647PAN6....    17,805     17,541       17,817
               539439AQ2....    25,000     22,238       25,000
               59156RAP3....       443        451          443
               59156RBF4....    17,031     17,742       17,536
               60687YAT6....    22,758     23,229       22,760
               61744YAK4....     1,901      1,891        1,905
               61744YAP3....    23,058     22,833       23,092
               636792AB9....    10,500     10,430       10,500
               693475AK1....     6,399      6,503        6,399
               726503AE5....     5,521      4,791        5,523
               744320AM4....    13,299     13,025       13,301
               780097AH4....    20,289     50,982       22,798
               780097BG5....    24,000     22,909       24,000
               80281LAG0....     1,800      1,627        1,800
               80928HAA1....    11,280     11,196       11,280
               82669GAS3....    27,600     28,177       27,600
                               -------    -------      -------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

             (in thousands)
                                                    Book/Adjusted
             CUSIP           Actual Cost Fair Value Carrying Value
             -----           ----------- ---------- --------------
               853254BM1....  $  2,765   $    2,737    $  2,765
               912810FH6....     1,013        1,409       1,206
               984121CQ4....     3,132        3,166       3,134
               98417EAR1....    22,025       19,338      21,978
               98417EAT7....     3,396        3,489       3,449
               G2214RAE1....     2,214        2,153       2,180
               M88269TJ0....     3,052        1,069       1,306
                              --------   ----------    --------
               Total          $985,897   $1,037,884    $979,995
                              ========   ==========    ========

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

                           Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

                                                                             December 31,
(in millions)                                                                    2018
-------------                                                                ------------
Investment income earned:
   Government bonds.........................................................   $    55
   Bonds exempt from U.S. tax...............................................        --
   Other bonds (unaffiliated)...............................................     4,843
   Bonds of affiliates......................................................        (2)
   Preferred stocks (unaffiliated)..........................................        13
   Common stocks (unaffiliated).............................................         5
   Common stocks of affiliates..............................................        --
   Cash and short-term investments..........................................        29
   Mortgage loans...........................................................       801
   Real estate..............................................................        50
   Contract loans...........................................................        82
   Other invested assets....................................................       395
   Derivative instruments...................................................       210
   Miscellaneous income.....................................................         7
                                                                               -------
Gross investment income.....................................................   $ 6,488
                                                                               =======
Real estate owned - book value less encumbrances............................   $   197
                                                                               =======
Mortgage loans - book value:
   Commercial mortgages.....................................................   $17,325
   Residential mortgages....................................................     1,661
   Mezzanine loans..........................................................       114
                                                                               -------
Total mortgage loans........................................................   $19,100
                                                                               =======
Mortgage loans by standing - book value:
   Good standing............................................................   $18,930
   Good standing with restructured terms....................................       169
   Interest overdue more than 90 days, not in foreclosure...................         1
                                                                               -------
Total mortgage loans........................................................   $19,100
                                                                               =======
Partnerships - statement value..............................................   $ 4,224
                                                                               =======
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
   Bonds....................................................................   $    --
   Common stocks............................................................       123
                                                                               =======
Bonds and short-term investments by class and maturity:
   Bonds and short-term investments by maturity - statement value:
       Due within one year or less..........................................   $ 6,685
       Over 1 year through 5 years..........................................    24,267
       Over 5 years through 10 years........................................    22,732
       Over 10 years through 20 years.......................................    14,716
       Over 20 years........................................................    26,613
                                                                               -------
   Total maturity...........................................................   $95,013
                                                                               =======
   Bonds and short-term investments by class - statement value:
       Class 1..............................................................   $54,946
       Class 2..............................................................    34,005
       Class 3..............................................................     3,043
       Class 4..............................................................     2,153
       Class 5..............................................................       711
       Class 6..............................................................       155
                                                                               -------
   Total by class...........................................................   $95,013
                                                                               =======
   Total bonds and short-term investments publicly traded...................   $59,010
   Total bonds and short-term investments privately placed..................    36,003
                                                                               =======
   Preferred stocks - statement value.......................................   $   303
   Common stocks - market value.............................................       326
   Short-term investments - book value......................................       319
   Options, caps and floors owned - statement value.........................       478
   Collar, swap and forward agreements open - statement value...............       959
   Futures contracts open - current value...................................       (12)
   Cash on deposit..........................................................     1,102
                                                                               =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

                                                                 December 31,
   (in millions)                                                     2018
   -------------                                                 ------------
   Life insurance in-force:
      Industrial................................................  $      808
      Ordinary..................................................      74,696
      Group.....................................................       4,317
   Amount of accidental death insurance in-force under ordinary
     policies...................................................   5,342,532
   Life insurance policies with disability provisions in-force:
      Industrial................................................         217
      Ordinary..................................................      35,918
      Group life................................................          41
   Supplementary contracts in-force:
      Ordinary - not involving life contingencies:
          Amount on deposit.....................................         798
          Income payable........................................          97
      Ordinary - involving life contingencies:
          Amount on deposit.....................................         229
          Income payable........................................          77
      Group - not involving life contingencies:
          Amount on deposit.....................................           2
                                                                  ==========
   Annuities:
      Ordinary:
          Immediate - amount of income payable..................  $    1,366
          Deferred, fully paid - account balance................      47,341
          Deferred, not fully paid - account balance............      29,333
      Group:
          Amount of income payable..............................         394
          Fully paid - account balance..........................         636
          Not fully paid - account balance......................      20,347
                                                                  ==========
   Accident and health insurance - premiums in-force:
      Other.....................................................  $      105
      Group.....................................................           2
      Credit....................................................          --
                                                                  ==========
   Deposit funds and dividend accumulations:
      Deposit funds - account balance...........................  $    6,514
      Dividend accumulations - account balance..................         591
                                                                  ==========
   Claim payments in 2018:
      Group accident & health:
          2018..................................................  $      146
          2017..................................................       3,611
          2016..................................................       2,896
          2015..................................................       1,669
          2014..................................................         558
          Prior.................................................       7,157
      Other accident & health:
          2018..................................................     (22,664)
          2017..................................................     (12,607)
          2016..................................................      (7,122)
          2015..................................................      (2,914)
          2014..................................................      (2,047)
          Prior.................................................      (4,627)
                                                                  ==========

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2018
(in millions)

1. The Company's total admitted assets as of December 31, 2018 are $176.8 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2018 are $127.2 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

                                                                  Percentage
                                                                   of Total
                                                                   Admitted
              Issuer            Description of Exposure    Amount   Assets
   -   ---------------------- ---------------------------- ------ ----------
   a.  Ambrose 2013-5         BONDS                        $1,230    1.00%
   b.  Ambrose 2013-3         BONDS                         1,122    0.90
   c.  L Street II LLC        BONDS                           958    0.80
   d.  JPMORGAN               BONDS                           866    0.70
   e.  Ambrose 2013-2         BONDS                           816    0.60
   f.  SUNAMERICA INVESTMENT
         INC.                 OIA PSA                         683    0.50
   g.  MORGAN STANLEY         BONDS                           638    0.50
   h.  WELLS FARGO            BONDS                           601    0.50
   i.  CITIGROUP              BONDS                           598    0.50
   j.  Varagon                BONDS/OTHER INVESTED ASSETS     598    0.50

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

           Bonds and Short-Term Investments        Preferred Stocks
           --------------------------------   -------------------------
                                  Percentage                  Percentage
                                   of Total                    of Total
                                   Admitted     NAIC           Admitted
           NAIC Rating   Amount     Assets     Rating  Amount   Assets
           -----------   -------  ----------  -------- ------ ----------
            NAIC - 1.... $54,946    43.20%    P/RP - 1  $107     0.10%
            NAIC - 2....  34,005    26.70     P/RP - 2   113     0.10
            NAIC - 3....   3,043     2.40     P/RP - 3    --       --
            NAIC - 4....   2,153     1.70     P/RP - 4    --       --
            NAIC - 5....     711     0.60     P/RP - 5    83     0.10
            NAIC - 6....     155     0.10     P/RP - 6    --       --

4. Assets held in foreign investments:

                                                                              Percentage
                                                                              of Total
                                                                              Admitted
                                                                     Amount    Assets
                                                                     -------- ----------
a.  Total admitted assets held in foreign investments............... $26,697   21.00%
b.  Foreign currency denominated investments........................   7,038     5.50
c.  Insurance liabilities denominated in that same foreign currency.      --       --

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                          Percentage
                                                          of Total
                                                          Admitted
                                                 Amount    Assets
                                                 -------- ----------
          a.  Countries rated NAIC - 1.......... $23,446   18.40%
          b.  Countries rated NAIC - 2..........   2,130     1.70
          c.  Countries rated NAIC - 3 or below.   1,120     0.90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                            Percentage
                                                             of Total
                                                             Admitted
                                                     Amount   Assets
                                                     ------ ----------
          a.   Countries rated NAIC - 1
                  Country 1: United Kingdom          $7,799    6.10%
                  Country 2: Australia                2,014    1.60
          b.   Countries rated NAIC - 2
                  Country 1: Mexico                     483    0.40
                  Country 2: Colombia                   276    0.20
          c.   Countries rated NAIC - 3 or below
                  Country 1: Brazil                     456    0.40
                  Country 2: Guernsey, States of        153    0.10

7. Aggregate unhedged foreign currency exposure:

                                                             Percentage
                                                              of Total
                                                              Admitted
                                                      Amount   Assets
                                                      ------ ----------
        Aggregate unhedged foreign currency exposure. $7,038    5.50%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                          Percentage
                                                           of Total
                                                           Admitted
                                                  Amount    Assets
                                                  ------- ----------
           a.  Countries rated NAIC - 1           $6,971     5.50%
           b.  Countries rated NAIC - 2                5       --
           c.  Countries rated NAIC - 3 or below      61       --

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                            Percentage
                                                             of Total
                                                             Admitted
                                                     Amount   Assets
                                                     ------ ----------
          a.   Countries rated NAIC - 1
                  Country 1: United Kingdom          $3,890    3.10%
                  Country 2: Ireland                    979    0.80
          b.   Countries rated NAIC - 2
                  Country 1: Peru                         3      --
                  Country 2: Mexico                       2      --
          c.   Countries rated NAIC - 3 or below
                  Country 1: Guernsey, States of         51      --
                  Country 2: Turkey                       5      --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                                                                      Percentage
                                                                                       of Total
                                                                                       Admitted
                                                                  NAIC Rating  Amount   Assets
                                                                  -----------  ------ ----------
                                                                  COMMERCIAL
                                                                  MORTGAGE
a.  BAILEY ACQUISITIONS LIMITED.................................. LOAN          $373     0.30%
b.  Intrepid Mines Limited....................................... NAIC 1         340     0.30
                                                                  COMMERCIAL
                                                                  MORTGAGE
c.  DK Resi Holdco I ApS......................................... LOAN           307     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
d.  Downing Students (Exeter) Limited Partnership Incorporated... LOAN           282     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
e.  GS LONDON PORTFOLIO II UNIT TRUST............................ LOAN           264     0.20
f.  AstraZeneca PLC.............................................. NAIC 1         253     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
g.  Atlantic Estates Limited..................................... LOAN           253     0.20
h.  Anheuser-Busch InBev Worldwide Inc........................... NAIC 1         249     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
i.  The Blanchardstown Fund, a sub fund of BRE Ireland Retail Fu. LOAN           245     0.20
                                                                  COMMERCIAL
                                                                  MORTGAGE
j.  Divanyx Investments Limited.................................. LOAN           243     0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

13. The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

                                                             Percentage
                                                              of Total
                                                              Admitted
                                                      Amount   Assets
                                                      ------ ----------
         a.  SUNAMERICA AFFORDABLE HOUSING LLC.......  $683     0.50%
         b.  AIGGRE U.S. Real Estate Fund II LP......   445     0.30
         c.  FEDERAL HOME LOAN BANK OF DALLAS........   138     0.10
         d.  Metropark Investor LLC..................   133     0.10
         e.  Marina..................................   128     0.10
         f.  AIGGRE U.S. Real Estate Fund I LP.......   113     0.10
         g.  Think Investments Fund LP...............   103     0.10
         h.  CENTAUR FUNDING CORPORATION.............   102     0.10
         i.  CADIAN FUND LP..........................    93     0.10
         j.  AIGGRE Europe Real Estate Fund I S.C.SP.    90     0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2018
(in millions)

14. Assets held in nonaffiliated, privately placed equities:

                                                                                        Percentage
                                                                                         of Total
                                                                                         Admitted
                                                                                 Amount   Assets
                                                                                 ------ ----------
Aggregate statement value of investment held in nonaffiliated, privately placed
  equities:..................................................................... $2,398    1.90%
Largest three investments held in nonaffiliated, privately placed equities:
a.   Marina..................................................................... $  128    0.10
b.   Think Investments Fund LP..................................................    103    0.10
c.   CADIAN FUND LP.............................................................     93    0.10

15. Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                                 Percentage
                                                                  of Total
                                                                  Admitted
                                                          Amount   Assets
                                                          ------ ----------
     a.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY    $366     0.30%
     b.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555094, GBR    328     0.30
     c.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555147, DK     294     0.20
     d.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR    266     0.20
     e.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY     258     0.20
     f.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR    255     0.20
     g.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555093, IR     247     0.20
     h.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002372, NY     221     0.20
     i.  COMMERCIAL MORTGAGE LOAN, Loan No. 5555138, GBR    219     0.20
     j.  COMMERCIAL MORTGAGE LOAN, Loan No. 8002457, NY     214     0.20

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

                                                               Percentage
                                                                of Total
                                                                Admitted
                                                        Amount   Assets
                                                        ------ ----------
      a.  Construction loans                             $235     0.20%
      b.  Mortgage loans over 90 days past due             --       --
      c.  Mortgage loans in the process of foreclosure     --       --
      d.  Mortgage loans foreclosed                        --       --
      e.  Restructured mortgage loans                     169     0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                        Residential        Commercial       Agricultural
                     ----------------  -----------------  ----------------
                            Percentage         Percentage        Percentage
                             of Total           of Total          of Total
                             Admitted           Admitted          Admitted
     Loan-to-Value   Amount   Assets   Amount    Assets   Amount   Assets
     -------------   ------ ---------- ------- ---------- ------ ----------
     a.  above 95%..  $ --       --%   $     6      --%    $--       --%
     b.  91% to 95%.    11       --         --      --      --       --
     c.  81% to 90%.   512     0.40         84    0.10      --       --
     d.  71% to 80%.   694     0.50        513    0.40      --       --
     e.  below 70%..   443     0.30     16,665   13.10      --       --

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than
2.5 percent of the Company's total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

20. The Company's total admitted assets subject to the following types of agreements as of the following dates:

                                                                 Unaudited At End of Each Quarter
                                                                 --------------------------------
                                                                   1st        2nd        3rd
                                                  At Year-End    Quarter    Quarter    Quarter
                                               ----------------  -------    -------    -------
                                                      Percentage
                                                       of Total
                                                       Admitted
                                               Amount   Assets   Amount     Amount     Amount
                                               ------ ---------- -------    -------    -------
a.  Securities lending (do not include assets.
    held as collateral for such transactions).  $447     0.40%   $2,245     $1,254      $717
b.  Repurchase agreements.....................   129     0.10       128        110       242
c.  Reverse repurchase agreements.............    --       --        --         --        --
d.  Dollar repurchase agreements..............    --       --        --         --        --
e.  Dollar reverse repurchase agreements......    --       --        --         --        --

21. The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

                                        Owned            Written
                                  ----------------  ----------------
                                         Percentage        Percentage
                                          of Total          of Total
                                          Admitted          Admitted
                                  Amount   Assets   Amount   Assets
                                  ------ ---------- ------ ----------
           a.  Hedging...........  $--       --%     $--       --%
           b.  Income generation.   --       --       --       --
           c.  Other.............   --       --       --       --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)

22. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

                                                 Unaudited At End of Each Quarter
                                                 --------------------------------
                                                   1st        2nd        3rd
                                  At Year-End    Quarter    Quarter    Quarter
                               ----------------  -------    -------    -------
                                      Percentage
                                       of Total
                                       Admitted
                               Amount   Assets   Amount     Amount     Amount
                               ------ ---------- -------    -------    -------
        a.  Hedging...........  $461     0.40%    $447       $425       $415
        b.  Income generation.    --       --       --         --         --
        c.  Replications......    --       --       --         --         --
        d.  Other.............    --       --       --         --         --

23. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

                                                 Unaudited At End of Each Quarter
                                                 --------------------------------
                                                   1st        2nd        3rd
                                  At Year-End    Quarter    Quarter    Quarter
                               ----------------  -------    -------    -------
                                      Percentage
                                       of Total
                                       Admitted
                               Amount   Assets   Amount     Amount     Amount
                               ------ ---------- -------    -------    -------
        a.  Hedging...........  $--       --%     $167       $146        $--
        b.  Income generation.   --       --        --         --         --
        c.  Replications......   --       --        --         --         --
        d.  Other.............   --       --        --         --         --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2018

                                                                       Gross Investment  Admitted Assets as Reported in the Annual
                                                                           Holdings                    Statement
(in millions)                                                         -----------------  ----------------------------------------
                                                                                                  Securities
                                                                                                   Lending
                                                                                                  Reinvested
                                                                                                  Collateral  Total
Investment Categories                                                 Amount  Percentage Amount     Amount    Amount   Percentage
---------------------                                                 ------- ---------- -------  ----------  -------  ----------
Bonds:
   U.S. treasury securities.......................................... $   729     0.6%   $   729     $--      $   729      0.6%
   U.S. government agency obligations (excluding mortgage-
     backed securities):
       Issued by U.S. government agencies............................      --      --         --      --           --       --
       Issued by U.S. government sponsored agencies..................     219     0.2        219      --          219      0.2

   Non-U.S. government (including Canada, excluding
     mortgage- backed securities)....................................   3,025     2.4      3,025      --        3,025      2.4

   Securities issued by states, territories and possessions and political subdivisions in the U.S.:
       States, territories and possessions general obligations.......     304     0.2        304      --          304      0.2
       Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations.................................................     331     0.3        331      --          331      0.3
       Revenue and assessment obligations............................   2,634     2.1      2,634      --        2,634      2.1
       Industrial development and similar obligations................      77     0.1         77      --           77      0.1

   Mortgage-backed securities (includes residential and
     commercial MBS):
       Pass-through securities:
          Issued or guaranteed by GNMA...............................      43      --         43      --           43       --
          Issued or guaranteed by FNMA and FHLMC.....................   2,357     1.9      2,357      --        2,357      1.9
              All other..............................................   3,468     2.8      3,468      --        3,468      2.8
       CMOs and REMICs:
          Issued or guaranteed by GNMA, FNMA, FHLMC
            or VA....................................................   4,407     3.6      4,407      --        4,407      3.6
          Issued by non-U.S. Government issuers and
            collateralized by mortgage-based securities
            issued or guaranteed by agencies shown in Line
            1.521....................................................      --      --         --      --           --       --
              All other..............................................   7,722     6.2      7,722      --        7,722      6.2

   Other debt and other fixed income securities (excluding short-
     term):
       Unaffiliated domestic securities (includes credit tenant
         loans and hybrid securities)................................  48,119    38.9     48,119      --       48,119     38.9
       Unaffiliated non-U.S. securities (including Canada)...........  21,258    17.2     21,258      --       21,258     17.2
       Affiliated securities.........................................      --      --         --      --           --       --

AMERICAN GENERAL LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE (Continued)
DECEMBER 31, 2018

                                                                  Gross Investment   Admitted Assets as Reported in the Annual
                                                                      Holdings                      Statement
(in millions)                                                    ------------------  --------------------------------------
                                                                                                Securities
                                                                                                 Lending
                                                                                                Reinvested
                                                                                                Collateral  Total
Investment Categories                                             Amount  Percentage  Amount      Amount    Amount  Percentage
---------------------                                            -------- ---------- --------   ---------- -------- ----------
Equity interests:
   Investments in mutual funds.................................. $     41     --%    $     41      $ --    $     41     --%
   Preferred stocks:
       Affiliated...............................................       --     --           --        --          --     --
       Unaffiliated.............................................      303    0.2          303        --         303    0.2
   Publicly traded equity securities (excluding preferred
     stocks):
       Affiliated...............................................      109    0.1          109        --         109    0.1
       Unaffiliated.............................................      159    0.1          159        --         159    0.1
   Other equity securities:
       Affiliated...............................................       --     --           --        --          --     --
       Unaffiliated.............................................        3     --            3        --           3     --
   Other equity interests including tangible personal property under lease:
       Affiliated...............................................       --     --           --        --          --     --
       Unaffiliated.............................................       --     --           --        --          --     --
Mortgage loans:
   Construction and land development............................    1,224    1.0        1,224        --       1,224    1.0
   Agricultural.................................................       --     --           --        --          --     --
   Single family residential properties.........................    1,661    1.3        1,661        --       1,661    1.3
   Multifamily residential properties...........................    4,786    4.0        4,786        --       4,786    4.0
   Commercial loans.............................................   11,143    9.0       11,143        --      11,143    9.0
   Mezzanine real estate loans..................................      114    0.1          114        --         114    0.1
Real estate investments:
   Property occupied by company.................................       53     --           53        --          53     --
   Property held for production of income (includes
     $2 million of property acquired in satisfaction of
     debt)......................................................      111    0.1          111        --         111    0.1
   Property held for sale (includes $34 million of property
     acquired in satisfaction of debt)..........................       33     --           33        --          33     --
Contract loans..................................................    1,307    1.1        1,307        --       1,307    1.1
Derivatives.....................................................    1,635    1.3        1,635        --       1,635    1.3
Receivables for securities......................................      138    0.1          138        --         138    0.1
Securities lending reinvested collateral assets.................      352    0.3          352       XXX         XXX    XXX
Cash, cash equivalents and short-term investments...............    1,547    1.3        1,547       352       1,899    1.5
Other invested assets...........................................    4,246    3.4        4,246        --       4,246    3.4
                                                                 --------    ---     --------      ----    --------    ---
Total invested assets........................................... $123,658    100%    $123,658      $352    $123,658    100%
                                                                 ========    ===     ========      ====    ========    ===

                           PART C: OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements.       Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (21)

     (2) Distribution Agreement between American General Life Insurance Company and AIG Capital Services, Inc., entered into as of December 31, 2018. (Filed herewith)

     (3)  Form of Selling Group Agreement. (47)

     (4) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of "AG Platinum Choice VUL 2" (renamed "AG Platinum Choice VUL 2" as of July 3, 2017) Flexible Premium Variable Universal Life Insurance Policy, Interstate Insurance Compact Version, Policy Form No. ICC14-14904. (47)

     (2) Specimen form of "AG Platinum Choice VUL 2" Flexible Premium Variable Universal Life Insurance Policy, State Specific Version, Policy Form No. 14904. (47)

     (3) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720. (7)

     (4) Specimen form of Guaranteed Minimum Death Benefit Rider, Interstate Insurance Compact Version, Form No. ICC14-14291. (46)

         (5) Specimen form of Guaranteed Minimum Death Benefit Rider, State Specific Version, Form No. 14291. (46)

         (6)   Form of Accidental Death Benefit Rider, Form No. 82012. (29)

         (7) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (29)

         (8) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (29)

         (9) Specimen form of Disclosure of Accelerated Death Benefits (also known as Terminal Illness Rider), Form No. AGLC102084 Rev0917. (52)

         (10) Specimen form of Waiver of Monthly Deduction Rider, State Specific Version, Form No. 14002. (51)

         (11)  Form of Overloan Protection Rider, Form No. 07620. (32)

         (12) Specimen form of Supplemental Application for Chronic Illness Accelerated Death Benefit Rider (Accelerated Access Solution/sm/), Interstate Insurance Compact Version, Form No. ICC13-107422-2013 Rev0315. (50)

         (13) Specimen form of Supplemental Application for Chronic Illness Accelerated Death Benefit Rider (Accelerated Access Solution/sm/), State Specific Version, Form No.
               AGLC107422-2013 Rev0315. (50)

         (14) Specimen form of Death Benefit Installment Rider (also referred to as the Select Income Rider), Nationwide, Form No. 15997. (51)

         (15) Specimen form of Enhanced Surrender Value Rider, Interstate Insurance Compact Version, Form No. ICC15-15990. (51)

         (16)  Specimen form of Enhanced Surrender Value Rider,
               Nationwide, Form No. 15990. (51)

         (17) Specimen form of Children's Term Life Insurance Rider, Interstate Insurance Compact Version,
               Form No. ICC16-16420. (51)

         (18) Specimen form of Children's Term Life Insurance Rider, Nationwide, Form No. 16420. (51)

         (19) Specimen form of Waiver of Specified Premium Rider, Nationwide, Form No. 14306. (51)

     (20) Form of Waiver of Monthly Deduction Rider, Interstate Insurance Compact Version, Form No. ICC14-14002. (51)

     (21) Specimen form of Accidental Death Benefit Rider, Interstate Insurance Compact Version, Form No. ICC18-18012. (Filed herewith)

     (22) Specimen form of Accidental Death Benefit Rider, Nationwide Non-Compact Version, Form No. 18012. (Filed herewith)

(e)  Applications.

     (1) Specimen form of Individual Life Insurance Application Single Insured - Part A, Form No. ICC15-108087 rev0218. (Filed herewith)

     (2) Specimen form of Life Insurance Application - Part B (Medical History), Form No. ICC15-108088 rev0516. (51)

     (3) Specimen Form of Variable Universal Life Insurance Supplemental Application, State Specific Version, Form No. AGLC107631-2017 Rev1018. (Filed herewith)

     (4) Specimen Form of Variable Universal Life Insurance Supplemental Application, Interstate Insurance Compact Version,
           Form No. ICC17-107631 Rev1018. (Filed herewith)

     (5) Specimen form of Service Request Form, Form No. AGLC107952 Rev1018. (Filed herewith)

     (6) Specimen form of Absolute Assignment, Form No. AGLC0010-2011 Rev0315. (50)

     (7)   Specimen form of Collateral Assignment, Form No. AGLC0205
           Rev0617. (52)

     (8)   Specimen form of Name and Address Change, Form No. AGLC0222
           Rev0617. (52)

     (9) Specimen form of Change of Ownership, Form No. AGLC0013 Rev0617. (Filed herewith)

     (10) Specimen form of Change of Beneficiary, Form No. AGLC0108 Rev0617. (Filed herewith)

     (11) Specimen form of New Business Supplemental Application for Individual Life Insurance, Form No. ICC17-111268. (Filed herewith).

     (12) Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 rev0617. (Filed herewith)

     (13) Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev0617. (Filed herewith)

     (14)    Specimen form of Service Request, Form No. AGLC0107
             Rev0418. (Filed herewith)

     (15) Specimen form of Request for Investment Division/Series Transfer Form, Form No. AGLC100553 Rev0815. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2)     Amendment to the Amended and Restated Articles of
             Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of
             America. (31)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance
             Company. (31)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (31)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America,
             Inc. (31)

     (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali USA Life Reinsurance Company. (45)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities
             Incorporated. (6)

         (1)(b) Form of Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M
                 Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (15)

         (1)(c) Form of Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M
                 Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (23)

         (1)(d) Form of Amendment No. 10 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M
                 Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (34)

         (1)(e) Form of Amendment No. 12 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M
                 Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (39)

         (1)(f) Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim
                 Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation, effective April 30, 2010. (42)

         (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (14)

         (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (13)

         (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (25)

         (3)(c) Specimen Form of Amendment No. 3 to Shareholder Services Agreement by and among American General Life Insurance Company, American Century Services, LLC and American Century Investment Services, Inc. (51)

         (4)(a) Form of Fund Participation Agreement among American General Life Insurance Company (successor by merger with AIG SunAmerica Life Assurance Company), American Funds Insurance Series and Capital Research and Management Company. (48)

         (4)(b) Form of Amendment No. 3 to the Fund Participation Agreement between American General Life Insurance Company (successor by merger to SunAmerica Annuity and Life Assurance Company and formerly known as

             AIG SunAmerica Life Assurance Company and as Anchor
             National Life Insurance Company), American Funds Insurance Series and Capital Research and Management Company. (44)

     (4)(c) Form of Amendment No. 6 to the Fund Participation Agreement between American General Life Insurance Company (successor by merger to SunAmerica Annuity and Life Assurance Company and formerly known as AIG SunAmerica Life Assurance Company and as Anchor National Life Insurance Company), American Funds Insurance Series and Capital Research and Management Company. (47)

     (4)(d) Consent to Assign between American General Life Insurance Company (successor by merger to SunAmerica Annuity and Life Assurance Company and formerly known as AIG SunAmerica Life Assurance Company and as Anchor National Life Insurance Company), American Funds Insurance Series and Capital Research and Management Company. (44)

     (5)(a) Form of Participation Agreement by and between American General Life Insurance Company and Anchor Series Trust (44)

     (5)(b) Form of Amendment 1 to Participation Agreement by and between American General Life Insurance Company and Anchor Series Trust (47)

     (6)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company dated April 27, 2012. (44)

     (6)(b)  Form of Amendment No. 1 to Amended and Restated
             Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (47)

     (7)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (24)

     (7)(b)  Form of Amendment No. 3 to Amended and Restated
             Participation Agreement by and among American General Life Insurance Company, American General Equity Services
             Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (28)

     (7)(c)  Form of Amendment No. 4 to Amended and Restated
             Participation Agreement by and among American General Life Insurance Company, American General Equity Services
             Corporation, Franklin Templeton

              Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (34)

     (7)(d)   Form of Amendment No. 5 to Amended and Restated
              Participation Agreement by and among American General Life Insurance Company, American General Equity Services
              Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (38)

     (7)(e)   Form of Amendment No. 6 to Amended and Restated
              Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (45)

     (7)(f) Form of Amendment to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (47)

     (8)(a) Form of Fund Participation Agreement by and among American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc.
              effective as of April 24, 2009. (41)

     (8)(b) Form of Fund Amendment No. 3 to Participation Agreement by and among American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. (47)

     (9)(a)   Form of Fund Participation Agreement by and between
              American General Life Insurance Company and Janus Aspen
              Series. (16)

     (9)(b) Form of Amendment No. 8 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (39)

     (9)(c) Form of Amendment No. 11 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (47)

     (9)(d) Form of Amendment to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (50)

     (10)(a)  Form of Participation Agreement Among MFS Variable
              Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (10)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (16)

     (10)(c) Form of Amendment No. 14 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (39)

     (10)(d) Form of Letter Amendment to the Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (31)

     (10)(e) Form of Amendment No. 16 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (47)

     (11)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (13)

     (11)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (13)

     (11)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life
              Insurance Company. (30)

     (11)(d) Form of Amendment No. 3 to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (47)

     (12)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (18)

     (12)(b) Form of Amendment No. 5 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (39)

     (12)(c) Form of Amendment No. 7 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (47)

     (13)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (16)

     (13)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (27)

     (13)(c) Form of Amendment No. 2 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (37)

     (13)(d) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (43)

     (13)(e) Form of Fourth Amendment to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (49)

     (14)(a) Form of Participation Agreement by and between American General Life Insurance Company and Seasons Series
              Trust. (44)

     (14)(b) Form of Amendment 1 to Participation Agreement by and between American General Life Insurance Company and Seasons Series Trust. (47)

     (15)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance
              Company. (17)

     (15)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (25)

     (15)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (20)

     (16)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company,

                  American General Securities Incorporated and American General Life Insurance Company. (10)

         (16)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

         (16)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

         (16)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, North American Funds Variable Product Series I (formerly American General Series Portfolio Company), American General Distributors, Inc. (formerly American General Securities Incorporated) and American General Life Insurance
                  Company. (15)

         (16)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, VALIC Company I (formerly North American Funds Variable Product Series I), American General Equity Services Corporation (formerly American General Distributors, Inc.) and American General Life Insurance Company. (20)

         (16)(f) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (39)

         (16)(g) Form of Amendment Eleventh to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (41)

         (16)(h) Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (42)

         (16)(i) Form of Thirteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity

              Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (44)

     (16)(j) Form of Fourteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (47)

     (17)(a) Form of Participation Agreement among American General Life Insurance Company, The Variable Annuity Life Insurance Company, VALIC Company II and American General
              Distributors, Inc. (44)

     (17)(b) Form of Amendment 1 to Participation Agreement among American General Life Insurance Company, The Variable Annuity Life Insurance Company, VALIC Company II and American General Distributors, Inc. (47)

     (18)(a) Specimen form of Administrative Services Agreement between American General Life Insurance Company and Invesco
              Advisers, Inc. (51)

     (18)(b) Specimen form of Account Services Agreement by and between American General Life Insurance Company and Invesco
              Distributors, Inc. (51)

     (18)(c) Specimen form of Second Amendment to the Account Services Agreement by and between American General Life Insurance Company and Invesco Distributors, Inc. (51)

     (19)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (14)

     (20)(a) Form of Shareholder Services Agreement by and between Anchor Series Trust and American General Life Insurance Company. (44)

     (21)(a) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (44)

     (22)(a)  Form of Service Agreement by and between Fidelity
              Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (16)

     (22)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (30)

     (23)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

     (23)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (19)

     (23)(c)  Form of Amendment No. 8 to Administrative Services
              Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (38)

     (23)(d)  Form of Amendment No. 9 to Administrative Services
              Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (47)

     (24)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (16)

     (25)(a) Form of Amended and Restated Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (47)

     (26)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and
              OppenheimerFunds, Inc. (18)

     (26)(b)  Form of Amendment No. 1 to Administrative Services
              Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (27)

     (26)(c)  Form of Amendment No. 5 to Administrative Services
              Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (39)

     (26)(d)  Form of Amendment No. 7 to Administrative Services
              Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (47)

     (27)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (16)

     (27)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (40)

     (27)(c) Form of Amendment No. 2 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (49)

     (27)(d) Form of Amendment to Services Agreement by and between American General Life Insurance Company and Pacific
              Investment Management Company LLC. (52)

     (28)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (16)

     (28)(b) Form of Amendment No. 2 to PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Investments LLC. (49)

     (29)(a) Form of Shareholder Services Agreement by and between Seasons Series Trust and American General Life Insurance Company. (44)

     (30)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (17)

     (30)(b)  Form of Amendment No. 4 to Administrative Services
              Agreement by and between SunAmerica Asset Management, LLC and American General Life Insurance Company. (47)

     (31)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM/Invesco and American General Life Insurance Company. (31)

     (32)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance
              Company. (31)

     (33)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life
              Insurance Company. (31)

     (34)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Funds and American General Life Insurance Company. (49)

     (34)(b) Form of Amendment No. 2 to SEC Rule 22c-2 Information Sharing Agreement between American Funds and American General Life Insurance Company. (49)

     (35)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Anchor Series Trust and American General Life Insurance Company. (44)

     (36)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (31)

     (37)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (31)

     (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (41)

     (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance
              Company. (47)

     (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance
              Company. (31)

     (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life
              Insurance Company. (31)

     (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (31)

     (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance
              Company. (31)

     (43)(b) Form of Amendment No. 1 to SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (49)

     (44)(a) Form of SEC Rule 22c-2 Information sharing Agreement between Seasons Series Trust and American General Life Insurance Company. (44)

     (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (31)

     (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company I and American General Life Insurance Company. (31)

     (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company II and American General Life
              Insurance Company. (49)

     (48)(a) Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc. (45)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (12)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (12)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated
              September 23, 1975. (12)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (12)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (12)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (12)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (25)

     (1)(h) Specimen form of Addendum No. 45 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and AIG Capital Services, Inc. (successor to American General Equity Services Corporation), dated October 1, 2017. (52)

(j)  Other Material Contracts.

     (1)  Amended and Restated Unconditional Capital Maintenance
          Agreement between American International Group, Inc. and American General Life Insurance Company. (45)

     (2)  Termination Agreement of the Amended and Restated
          Unconditional Capital Maintenance Agreement between
          American International Group, Inc. and American General
          Life Insurance Company. (50)

(k)  Legal Opinion.

     (1)  Opinion of Counsel and Consent of Depositor. (47)

(l)  Actuarial Opinion.

     (1)  Opinion and Consent of American General Life Insurance
          Company's actuary. (47)

(m)  Calculation.       None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements.       None

(p)  Initial Capital Agreements.       None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2018. (52)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance
          Company. (52)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (Filed herewith)
--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.
(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.
(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.
(4)   Intentionally left blank.
(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.
(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.
(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 17, 2004.
(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.
(9)   Intentionally left blank.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.
(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.
(12) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(13) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.
(14) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.
(15) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.
(16) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.
(17) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.
(18) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.
(19) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.
(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(21) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.
(22) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(23) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.
(24) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.
(25) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.
(26) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.
(27) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.
(28) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.
(29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.
(30) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.
(31) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(32) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(33) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on July 16, 2007.
(34) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-143072) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.
(35)  Intentionally left blank.
(36)  Intentionally left blank.
(37) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.
(38) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.
(39) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.
(40) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.
(41) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2010.
(42) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.
(43) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(44) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.
(45) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
(46) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on May 22, 2014
(47) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on November 3, 2014.
(48) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-137892) of American General Life Insurance Company (formerly AIG SunAmerica Life Assurance Company) Variable Separate Account filed on April 26, 2007.
(49) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2015.
(50) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.
(51) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 28, 2017.
(52) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2018.

Item 27. Directors and Officers of the Depositor

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

  Kevin T. Hogan (3)           Director, Chairman of the Board, Chief Executive
                               Officer, and President
  Jana W. Greer (1)            Director and Chief Executive Officer, Individual
                               Retirement
  Jonathan J. Novak (5)        Director and President, Institutional Markets
  Rodney E. Rishel             Director and President, Life Insurance
  Thomas J. Diemer             Director, Executive Vice President and Chief
                               Financial Officer
  Katherine A. Anderson        Director, Senior Vice President and Chief Risk
                               Officer
  Don W. Cummings (2)          Director, Senior Vice President and Controller
  Michael P. Harwood           Director, Senior Vice President, Chief Actuary
                               and Corporate Illustration Actuary
  Stephen A. Maginn (1)        Director, Senior Vice President and Chief
                               Distribution Officer
  Craig A. Sabal (6)           Director, Senior Vice President and Chief
                               Investment Officer
  Todd P. Solash (1)           President, Individual Retirement
  James Bracken (3)            Executive Vice President, Head of Legacy
                               Portfolio
  Evelyn Curran                Executive Vice President
  Craig A. Anderson            Senior Vice President and Life Controller
  Axel P. Andre (5)            Senior Vice President, Market Risk Management
  Timothy M. Heslin (2)        Senior Vice President, Chief Life Product and
                               Underwriting Officer
  Kyle L. Jennings             Senior Vice President and Chief Compliance
                               Officer
  William C. Kolbert (4)       Senior Vice President and Business Information
                               Officer
  Gabriel A. Lopez (1)         Senior Vice President, Individual Retirement
                               Operations
  Christopher V. Muchmore (1)  Senior Vice President, Market Risk Management
  Christine A. Nixon (1)       Senior Vice President
  Bryan A. Pinsky (1)          Senior Vice President, Individual Retirement
                               Products
  Sai P. Raman (4)             Senior Vice President, Institutional Markets
  Sabyasachi Ray (3)           Senior Vice President and Chief Operating Officer
  Justin J.W. Caulfield (3)    Vice President and Treasurer
  Lisa K. Gerhart              Vice President and Assistant Life Controller
  Julie Cotton Hearne          Vice President and Secretary
  Mallary L. Reznik (1)        Vice President, General Counsel and Assistant
                               Secretary
  Mark A. Peterson (2)         Vice President, Distribution
  Michael E. Treske (1)        Vice President, Distribution
  Leo W. Grace                 Vice President, Product Filing
  Christina M. Haley (1)       Vice President, Product Filing
  Tracey E. Harris             Vice President, Product Filing
  Mary M. Newitt (1)           Vice President, Product Filing
  Daniel R. Cricks             Vice President and Tax Officer
  Michael J. Kirincic (6)      Vice President and Tax Officer
  Stephen G. Lunanuova (6)     Vice President and Tax Officer

      Barbara J. Moore         Vice President and Tax Officer
      T. Clay Spires           Vice President and Tax Officer
      Frank Kophamel           Vice President and Appointed Actuary
      Michelle D. Campion (5)  Vice President
      Jeffrey S. Flinn         Vice President
      Manda Ghaferi (1)        Vice President
      William L. Mask          Vice President
      Jennifer N. Miller (5)   Vice President
      Thomas A. Musante (5)    Vice President
      Stewart R. Polakov (1)   Vice President
      Jennifer A. Roth (1)     Vice President, 38a-1 Compliance Officer
      Edward P. Voit (7)       Vice President
      Amanda K. Ouslander      Anti-Money Laundering and Economic Sanctions
                               Compliance Officer
      Rosemary Foster          Assistant Secretary
      David J. Kumatz (2)      Assistant Secretary
      Virginia N. Puzon (1)    Assistant Secretary
      Grace D. Harvey (2)      Illustration Actuary
      Laszlo Kulin (6)         Investment Tax Officer
      Alireza Vaseghi (3)      Managing Director and Chief Operating Officer,
                               Institutional Markets
      Melissa H. Cozart        Privacy Officer

(1) 21650 Oxnard Street, Woodland Hills, CA 91367
(2) 340 Seven Springs Way, Brentwood, TN 37027
(3) 175 Water Street, New York, NY 10038
(4) 50 Danbury Road, Wilton, CT 06897
(5) 777 S. Figueroa Street, Los Angeles, CA 90017
(6) 80 Pine Street, New York, NY 10005
(7) 301 Grant Street, Pittsburgh, PA 15219

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0000005272-19-000023, filed
February 15, 2019. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

American General Life Insurance Company
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account One

FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

The Variable Annuity Life Insurance Company
Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

       Name and Principal           Positions and Offices with Underwriter
       Business Address*                  AIG Capital Services, Inc.
       ------------------       -----------------------------------------------
       Peter A. Harbeck (1)     Director
       Stephen A. Maginn        Director and Senior Vice President
       James T. Nichols (1)     Director, President and Chief Executive Officer
       Michael E. Treske        Chief Distribution Officer, Mutual Funds and
                                Variable Annuities
       Michael Fortey (2)       Chief Compliance Officer
       Frank Curran (1)         Vice President, Chief Financial Officer, Chief
                                Operating Officer, Controller and Treasurer
       John T. Genoy (1)        Vice President
       Mallary L. Reznik        Vice President
       Julie Cotton Hearne (2)  Vice President and Secretary
       Daniel R. Cricks (2)     Vice President, Tax Officer
       T. Clay Spires (2)       Vice President, Tax Officer
       Virginia Puzon           Assistant Secretary
       Rosemary Foster (2)      Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.
(1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.
(2) Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant.

                               Net Underwriting  Compensation on Events
                                Discounts and   Occasioning the Deduction  Brokerage     Other
Name of Principal Underwriter    Commissions    of a Deferred Sales Load  Commissions Compensation
 AIG Capital Services, Inc.           0                     0                  0           0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 340 Seven Springs Way, MC430, Brentwood, Tennessee 37027-5098.

Item 32. Management Services        Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on this 23rd day of April, 2019.

                                    AGL Separate Account VL-R
                                    (Registrant)

                                    BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                         (On behalf of the Registrant
                                         and itself)

                                    BY:  /s/ CRAIG A. ANDERSON
                                         ---------------------------------------
                                         CRAIG A. ANDERSON
                                         SENIOR VICE PRESIDENT AND
                                         LIFE CONTROLLER

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                       Title                   Date
       ---------                      -----                   ----

                          Director, Chairman, Chief      April 23, 2019
*KEVIN T. HOGAN           Executive Officer, and
------------------------  President
KEVIN T. HOGAN

                          Director, Senior Vice          April 23, 2019
*KATHERINE A. ANDERSON    President and Chief Risk
------------------------  Officer
KATHERINE A. ANDERSON

*DON W. CUMMINGS          Director, Senior Vice          April 23, 2019
------------------------  President and Controller
DON W. CUMMINGS

                          Director, Executive Vice       April 23, 2019
*THOMAS J. DIEMER         President and Chief Financial
------------------------  Officer
THOMAS J. DIEMER

*JANA W. GREER            Director and Chief Executive   April 23, 2019
------------------------  Officer, Individual Retirement
JANA W. GREER

                          Director, Senior Vice          April 23, 2019
*MICHAEL P. HARWOOD       President, Chief Actuary and
------------------------  Corporate Illustration Actuary
MICHAEL P. HARWOOD

                          Director, Senior Vice          April 23, 2019
*STEPHEN A. MAGINN        President and Chief
------------------------  Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK        Director and President,        April 23, 2019
------------------------  Institutional Markets
JONATHAN J. NOVAK

*RODNEY E. RISHEL         Director and President, Life   April 23, 2019
------------------------  Insurance
RODNEY E. RISHEL

                          Director, Senior Vice          April 23, 2019
*CRAIG A. SABAL           President and Chief
------------------------  Investment Officer
CRAIG A. SABAL

/S/ CRAIG A. ANDERSON     Senior Vice President and      April 23, 2019
------------------------  Life Controller
CRAIG A. ANDERSON

/S/ MANDA GHAFERI         Attorney-in-Fact               April 23, 2019
------------------------
*MANDA GHAFERI

                                 EXHIBIT INDEX

Item 26. Exhibits


(c)(2) Distribution Agreement between American General Life Insurance Company and AIG Capital Services, Inc., entered into as of December 31, 2018.

(d)(21)  Specimen form of Accidental Death Benefit Rider, Form No.
         ICC18-18012.

(d)(22) Specimen form of Accidental Death Benefit Rider Nationwide, Form No. 18012.

(e)(1) Specimen form of Individual Life Insurance Application Single Insured - Part A, Form No. ICC15-108087 rev0218.

(e)(3) Specimen Form of Variable Universal Life Insurance Supplemental Application, State Specific Version, Form No. AGLC107631-2017 Rev1018.

(e)(4) Specimen Form of Variable Universal Life Insurance Supplemental Application, Interstate Insurance Compact Version,
         Form No. ICC17-107631 Rev1018.

(e)(5)   Specimen form of Service Request Form, Form No. AGLC107952
         Rev1018.

(e)(9)   Specimen form of Change of Ownership, Form No. AGLC0013 Rev0617.

(e)(10)  Specimen form of Change of Beneficiary, Form No. AGLC0108 Rev0617.

(e)(11) Specimen form of New Business Supplemental Application for Individual Life Insurance, Form No. ICC17-111268.

(e)(12) Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 rev0617.

(e)(13) Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev0617.

(e)(14)  Specimen form of Service Request, Form No. AGLC0107 Rev0418.

(e)(15) Specimen form of Request for Investment Division/Series Transfer Form, Form No. AGLC100553 Rev0815.

(n)(1) Opinion and Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

(r)(2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Insurance Company.

                                      E-1